Exhibit 10.35
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
by and among
ZAYO GROUP, LLC
ZAYO MERGER SUB, INC.
and
FIBERNET TELECOM GROUP, INC.
Dated as of May 28, 2009

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TABLE OF CONTENTS
(continued)

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TABLE OF CONTENTS
(continued)

		Page

ARTICLE VII	CONDITIONS	54

Section 7.1	Conditions to the Obligations of Each Party	54
Section 7.2	Conditions to the Obligations of Parent and Purchaser	55
Section 7.3	Conditions to the Obligations of the Company	56
Section 7.4	Frustration of Conditions	56

ARTICLE VIII	TERMINATION, AMENDMENT AND WAIVER	56

Section 8.1	Termination by Mutual Consent	56
Section 8.2	Termination by Either Purchaser or the Company	56
Section 8.3	Termination by Purchaser	51
Section 8.4	Termination by the Company	51
Section 8.5	Effect of Termination	58
Section 8.6	Fees and Expenses Following Termination	58
Section 8.7	Amendment	60
Section 8.8	Extension; Waiver	60

ARTICLE IX	MISCELLANEOUS	61

Section 9.1	Interpretation	61
Section 9.2	Survival	61
Section 9.3	Governing Law	61
Section 9.4	Submission to Jurisdiction	62
Section 9.5	Waiver of Jury Trial	62
Section 9.6	Notices	62
Section 9.7	Entire Agreement	63
Section 9.8	Parent and Purchaser Obligations	63
Section 9.9	No Third Party Beneficiaries	63
Section 9.10	Severability	64
Section 9.11	Rules of Construction	64
Section 9.12	Assignment	64
Section 9.13	Specific Performance	64
Section 9.14	Counterparts; Effectiveness	65

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AGREEMENT AND PLAN OF MERGER
          THIS AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this “Agreement”) is entered into as of May 28, 2009, by and among Zayo Group, LLC (“Parent”), a Delaware limited liability company, Zayo Merger Sub, Inc. (“Purchaser”), a Delaware corporation and direct wholly-owned subsidiary of Parent, and FiberNet Telecom Group, Inc., a Delaware corporation (the “Company”).
RECITALS
          WHEREAS, the respective boards of directors or managers of Parent, Purchaser and the Company have determined that it is in the best interests of their respective stockholders for Parent to acquire the Company on the terms and subject to the conditions set forth in this Agreement;
          WHEREAS, the parties intend to consummate the Merger (as defined herein) with the Company surviving the Merger as a wholly owned subsidiary of Parent in accordance with the DGCL on the terms and conditions set forth herein;
          WHEREAS, the Board of Directors of the Company (the “Company Board”), has unanimously (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement with Parent and Purchaser and (ii) approved the execution, delivery and performance of this Agreement and the consummation of the Merger and the other transactions contemplated hereby;
          WHEREAS, the Board of Managers of Parent has unanimously approved this Agreement and declared it advisable for Parent to enter into this Agreement;
          WHEREAS, the Board of Directors of Purchaser has unanimously approved this Agreement and declared it advisable for Purchaser to enter into this Agreement; and
          WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the transactions contemplated by this Agreement and also to prescribe certain conditions to the Merger.
          NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.1 Definitions. For purposes of this Agreement, the following terms will have the following meanings when used herein with initial capital letters:
          (1) “Acceptable Confidentiality Agreement” means a customary confidentiality and standstill agreement containing terms no less favorable to the Company than those set forth in the Confidentiality Agreement; provided, that such confidentiality agreement shall not prohibit compliance with any of the provisions of Section 6.4.
          (2) “Acquiror Disclosure Letter” has the meaning set forth in Article V.
          (3) “Acquiror Material Adverse Effect” means any event, change, circumstance, occurrence, effect or state of facts that, individually or in the aggregate, materially impairs the ability of Parent and Purchaser to consummate, or prevents or materially delays, the Merger or any of the other transactions contemplated by this Agreement or would reasonably be expected to do so.
          (4) “Adverse Recommendation Change” has the meaning set forth in Section 6.4(e).
          (5) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract or otherwise.
          (6) “Affiliated Group” has the meaning set forth in Section 4.14(a).
          (7) “Agreement” has the meaning set forth in the Preamble.
          (8) “Alternative Acquisition Agreement” has the meaning set forth in Section 6.4(e).
          (9) “Alternative Financing” has the meaning set forth in Section 6.15(a).
          (10) “Antitrust Division” has the meaning set forth in Section 6.9(a).
          (11) “Business Day” means any day, other than Saturday, Sunday or a day on which banking institutions in the City of New York are generally closed.
          (12) “CAPUC License” means the Company’s or one of its Subsidiary’s authorization by the California Public Utilities Commission to provide competitive interexchange and local exchange services on a resale basis and local facilities-based services on a limited basis.
          (13) “Certificate” has the meaning set forth in Section 3.1(c).
          (14) “Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation.
          (15) “Certificate of Merger” has the meaning set forth in Section 2.3.

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          (16) “Change In Control Plan” means that certain plan that was approved and adopted by the Company Board on August 17, 2006 in order to specify certain benefits that will accrue to Qualified Employees (as such term is defined in the Change In Control Plan) in connection with a change in control.
          (17) “Closing” has the meaning set forth in Section 2.2.
          (18) “Closing Date” has the meaning set forth in Section 2.2.
          (19) “Code” means the Internal Revenue Code of 1986, as amended.
          (20) “Common Stock” has the meaning set forth in Section 3.1(a).
          (21) “Communications Licenses” has the meaning set forth in Section 4.17(c).
          (22) “Company” has the meaning set forth in the Preamble.
          (23) “Company Assets” has the meaning set forth in Section 4.6.
          (24) “Company Benefit Plans” has the meaning set forth in Section 4.12(a).
          (25) “Company Board” has the meaning set forth in the Recitals.
          (26) “Company Board Recommendation” has the meaning set forth in Section 4.2(a).
          (27) “Company Bylaws” has the meaning set forth in Section 4.1.
          (28) “Company Contract” has the meaning set forth in Section 4.11(a).
          (29) “Company Disclosure Letter” has the meaning set forth in Article IV.
          (30) “Company Financial Advisor” has the meaning set forth in Section 4.21.
          (31) “Company Intellectual Property” has the meaning set forth in Section 4.18(c).
          (32) “Company Material Adverse Effect” means any event, state of facts, circumstance, development, change or effect that, individually or in the aggregate with all other events, states of fact, circumstances, developments, changes and effects, (i) is or is reasonably likely to be materially adverse to the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, other than any event, state of facts, circumstance, development, change or effect resulting from (A) changes in general economic conditions including, without limitation, deterioration of capital or financial markets; (B) general changes or developments in the industries in which the Company and its Subsidiaries operate; (C) acts of terrorism occurring in the United States or in foreign countries where the Company, either directly or through its Subsidiaries, conducts a material portion of the Company’s business; (D) changes in any Law or GAAP or interpretation thereof after the date hereof; (E) demonstrably resulting from the announcement of this Agreement and the

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transactions contemplated hereby; (F) any failure, in and of itself, by the Company to meet any estimates of revenues or earnings for any period (provided, however, that, the underlying cause for such failure may be considered in determining whether there may be a Company Material Adverse Effect); or (G) a decline in the price or trading volume of the Company’s Common Stock on the NASDAQ (provided, however, that, the underlying cause for such failure may be considered in determining whether there may be a Company Material Adverse Effect); provided, that with respect to clauses (A), (B), (C) and (D), the impact of such events, states of fact, circumstances, developments, changes or effects is not disproportionately adverse to the Company and its Subsidiaries, taken as a whole, relative to similarly situated entities; or (ii) would prevent or materially impair or materially delay the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.
          (33) “Company Organizational Documents” means the Certificate of Incorporation and bylaws (or the equivalent organizational documents) of the Company and each of its Subsidiaries, in each case as in effect on the date of this Agreement.
          (34) “Company Permits” has the meaning set forth in Section 4.17(b).
          (35) “Company Proxy Statement” has the meaning set forth in Section 4.5.
          (36) “Company SEC Documents” has the meaning set forth in Section 4.7(a).
          (37) “Company Stockholder Approval” has the meaning set forth in Section 3.1.
          (38) “Company Stockholder Meeting” has the meaning set forth in Section 4.2(a).
          (39) “Company Stock Award Plans” has the meaning set forth in Section 4.3(a).
          (40) “Confidentiality Agreement” means that certain confidentiality agreement by and between the Company and Parent, dated as of April 17, 2009.
          (41) “Contracts” means any contracts, agreements, licenses, notes, debentures, guarantees, purchase or sale orders, bonds, mortgages, indentures, commitments, leases or other instruments or obligations, arrangements, understandings or undertakings, whether written or oral.
          (42) “Credit Facility” has the meaning set forth in Section 4.4.
          (43) “DGCL” means the Delaware General Corporation Law.
          (44) “Dissenting Shares” has the meaning set forth in Section 3.3.
          (45) “Dissenting Stockholder” has the meaning set forth in Section 3.3.
          (46) “Effective Time” has the meaning set forth in Section 2.3.

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          (47) “Environmental Claims” means, in respect of any Person, (i) any and all administrative, regulatory or judicial actions, suits, orders, decrees, demands, directives, claims, liens, proceedings or written notices of noncompliance or violation alleging potential presence or Release of, or exposure to, any Hazardous Materials at any location, whether or not owned, operated, leased or managed by such Person, or (ii) any and all indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of, or exposure to, any Hazardous Materials.
          (48) “Environmental Laws” means all applicable federal, state, local and foreign laws (including international conventions, protocols and treaties), common law, rules, regulations, orders, decrees, judgments, binding agreements or Environmental Permits issued, promulgated or entered into, by or with any Governmental Entity, relating to pollution, Hazardous Materials, health or safety, natural resources or the protection, investigation or restoration of the environment as in effect on the date of this Agreement.
          (49) “Environmental Permits” means all permits, licenses, registrations and other governmental authorizations required under applicable Environmental Laws.
          (50) “ERISA” has the meaning set forth in Section 4.12(a).
          (51) “ERISA Affiliate” has the meaning set forth in Section 4.12(b).
          (52) “Excess Amount” has the meaning set forth in Section 3.1(e).
          (53) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
          (54) “Excluded Party” has the meaning set forth in Section 6.4(b).
          (55) “Excluded Share(s)” has the meaning set forth in Section 3.1(b).
          (56) “Expenses” has the meaning set forth in Section 6.12.
          (57) “Extended Termination Date” has the meaning set forth in Section 8.2(a).
          (58) “FCC” has the meaning set forth in Section 4.17(c).
          (59) “FCC License” means the Company’s or one of its Subsidiary’s authorization by the FCC to provide both domestic and international interexchange services, and to provide global facilities-based and global resale services.
          (60) “Financing” has the meaning set forth in Section 6.15(a).
          (61) “Financing Agreements” means that certain Securities Purchase Agreement, dated as of February 9, 2009, by and among Communications Infrastructure Investments, LLC and the several Purchasers named in Schedule D thereto, that certain Second Amended and Restated Limited Liability Company Agreement of Communications

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Infrastructure Investments, LLC, dated as of February 9, 2009, and the Related Agreements (as defined in the Securities Purchase Agreement).
          (62) “Financing Arrangements” has the meaning set forth in Section 6.15(b).
          (63) “FIRPTA Certificate” has the meaning set forth in Section 6.11.
          (64) “FTC” has the meaning set forth in Section 6.9(a).
          (65) “GAAP” has the meaning set forth in Section 4.7(b).
          (66) “Governmental Entity” has the meaning set forth in Section 4.5.
          (67) “Hazardous Materials” means (i) any substance that is listed, classified, regulated or subject to under any Environmental Laws; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive material, molds, or radon; or (iii) any other substance that is the subject of regulatory action, or that could give rise to liability, under any Environmental Laws.
          (68) “HSR Act” has the meaning set forth in Section 4.5.
          (69) “Indemnified Parties” has the meaning set forth in Section 6.8(a).
          (70) “Indebtedness” has the meaning set forth in Section 6.1(f).
          (71) “Initial Termination Date” has the meaning set forth in Section 8.2(a).
          (72) “Intellectual Property” has the meaning set forth in Section 4.18(c).
          (73) “IRS” has the meaning set forth in Section 4.12(d).
          (74) “IRU” has the meaning set forth in Section 4.11(a)(xi).
          (75) “Knowledge” means (i) with respect to the Company, the actual knowledge, after reasonable investigation, of the Persons set forth in Section 1.1 of the Company Disclosure Letter; and (b) with respect to the Parent or Purchaser, the actual knowledge, after reasonable investigation, of the Persons set forth in Section 1.1 of the Acquiror Disclosure Letter.
          (76) “Laws” means any domestic or foreign laws, statutes, ordinances, rules (including rules of common law), regulations, codes, executive orders or legally enforceable requirements enacted, issued, adopted, promulgated or applied by any Governmental Entity.
          (77) “Leased Properties” has the meaning set forth in Section 4.16(b).
          (78) “Legal Action” has the meaning set forth in Section 4.10.
          (79) “Liabilities” means any losses, liabilities, claims, damages or expenses, including reasonable legal fees and expenses.

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          (80) “Liens” means any mortgages, deeds of trust, liens (statutory or other) pledges, security interests, claims, covenants, conditions, restrictions, options, rights of first offer or refusal, charges, easements, rights-of-way, encroachments, third party rights or other encumbrances or title defects of any kind or nature.
          (81) “Major Customers” has the meaning set forth in Section 4.26(b).
          (82) “Major Suppliers” has the meaning set forth in Section 4.26(a).
          (83) “Maximum Premium” has the meaning set forth in Section 6.8(b).
          (84) “Measurement Date” has the meaning set forth in Section 4.3(a).
          (85) “Merger” has the meaning set forth in Section 2.1.
          (86) “Merger Consideration” has the meaning set forth in Section 3.1(b).
          (87) “NASDAQ” has the meaning set forth in Section 4.5.
          (88) “NJBPU License” means the Company’s or one of its Subsidiary’s authorization by the New Jersey Board of Public Utilities to provide local and interexchange services.
          (89) “NYPSC License” means the Company’s or one of its Subsidiary’s authorization by the New York Public Service Commission to provide switched and non-switched intercity and intracity telecommunications services and to resell all forms of telephone service in the state of New York.
          (90) “Notice Period” has the meaning set forth in Section 6.4(e).
          (91) “Orders” means any orders, judgments, injunctions, awards, decrees or writs handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any Governmental Entity.
          (92) “Other Filings” has the meaning set forth in Section 6.6(a).
          (93) “Parent” has the meaning set forth in the Preamble.
          (94) “Parent Expenses” has the meaning set forth in Section 8.6(a).
          (95) “Parent Plan” has the meaning set forth in Section 6.7.
          (96) “Paying Agent” has the meaning set forth in Section 3.2(a).
          (97) “Payment Fund” has the meaning set forth in Section 3.2(a).
          (98) “Permits” has the meaning set forth in Section 4.17(b).

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          (99) “Permitted Liens” means (i) liens for Taxes not yet due and payable or that are being contested in good faith and by appropriate proceedings; (ii) mechanics’, materialmen’s or other liens or security interests that secure a liquidated amount that are being contested in good faith and by appropriate proceedings; (iii) liens contemplated by the Credit Facility or (iv) any other liens, security interests, easements, rights-of-way, encroachments, restrictions, conditions and other encumbrances that do not secure a liquidated amount, that have been incurred or suffered in the ordinary course of business and that would not, individually or in the aggregate, have a material effect on the assets or properties to which they relate.
          (100) “Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity and other entity and group (which term will include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).
          (101) “Preferred Stock” has the meaning set forth in Section 4.3(a).
          (102) “Property” has the meaning set forth in Section 4.16(b).
          (103) “Property Contracts” has the meaning set forth in Section 4.16(b).
          (104) “Purchaser” has the meaning set forth in the Preamble.
          (105) “Release” means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment.
          (106) “Representatives” means, when used with respect to Purchaser or the Company, the directors, officers, employees, consultants, accountants, legal counsel, investment bankers, agents and other representatives of Parent, Purchaser or the Company, as applicable, and its Subsidiaries.
          (107) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.
          (108) “SEC” means the Securities and Exchange Commission.
          (109) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
          (110) “Share(s)” has the meaning set forth in Section 3.1(a).
          (111) “Solicitation Period End Time” has the meaning set forth in Section 6.4(a).
          (112) “State PUC” means the regulatory body in a particular state that governs public utilities within said state.
          (113) “Stock Option(s)” has the meaning set forth in Section 3.5.

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          (114) “Subsequent Company SEC Documents” has the meaning set forth in Section 4.7(a).
          (115) “Subsidiary” means, when used with respect to Parent, Purchaser or the Company, any other Person (whether or not incorporated) that Parent, Purchaser or the Company, as applicable, directly or indirectly owns or has the power to vote or control 50% or more of any class or series of capital stock or other equity interests of such Person.
          (116) “Superior Proposal” means any bona fide written Takeover Proposal that is on terms that the Company Board determines in good faith (after consultation with the Company’s outside counsel), taking into account all legal, financial, regulatory and other aspects of the Takeover Proposal that the Company Board deems in good faith, to be material, including the Person making the Takeover Proposal and the financing terms thereof, is more favorable to the Company’s stockholders than the Merger (taking into account all of the terms of any binding and irrevocable proposal by Purchaser to amend or modify the terms of the Merger and the other transactions contemplated by this Agreement); provided, that for purposes of this definition of references in the term Takeover Proposal to “20%” shall be deemed to be references to “50%.”
          (117) “Surviving Corporation” has the meaning set forth in Section 2.1.
          (118) “Takeover Laws” has the meaning set forth in Section 4.20.
          (119) “Takeover Proposal” means (i) any inquiry, proposal or offer from any Person or group of Persons other than Parent, Purchaser or their Affiliates relating to any direct or indirect acquisition or purchase of a business or division (or more than one of them) that in the aggregate constitutes (x) 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, or (y) 20% or more of the equity interest in the Company (by vote or value); (ii) any tender offer or exchange offer that if consummated would result in any Person or group of Persons beneficially owning 20% or more of the equity interest (by vote or value) in the Company; or (iii) any merger, reorganization, consolidation, share exchange, business combination, recapitalization, or similar transaction involving the Company (or any Subsidiary or Subsidiaries of the Company whose business constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole).
          (120) “Taxes” means (i) any and all federal, state, provincial, local, foreign and other taxes, levies, fees, imposts, duties, and similar governmental charges (including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto) including (x) taxes imposed on, or measured by, income, franchise, profits or gross receipts, and (y) ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, capital stock, license, branch, payroll, estimated, withholding, employment, social security (or similar), unemployment, compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes, and customs duties, (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee liability, joint and several liability for being a member of an affiliated, consolidated, combined, unitary or other group for any period, or otherwise by operation of applicable Laws, and (iii) any liability for the payment of amounts described in clause (i) or (ii) as a result of any tax sharing,

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tax indemnity or tax allocation agreement or any other express or implied agreement to pay or indemnify any other Person.
          (121) “Tax Returns” means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements required to be supplied to a taxing authority in connection with Taxes, including any schedule or attachment thereto or amendment thereof.
          (122) “Termination Fee” has the meaning set forth in Section 8.6(a).
          (123) “Treasury Regulations” means the Treasury regulations promulgated under the Code.
          (124) “USRPHC” has the meaning set forth in Section 6.11.
          (125) “Warrant(s)” has the meaning set forth in Section 3.6.
          (126) “Warrant Payments” has the meaning set forth in Section 3.6.
ARTICLE II
THE MERGER
          Section 2.1 The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, (a) Purchaser will merge with and into the Company (the “Merger”) and (b) the separate corporate existence of Purchaser will cease and the Company will continue its corporate existence under Delaware law as the surviving corporation in the Merger (the “Surviving Corporation”).
          Section 2.2 Closing. Unless otherwise mutually agreed in writing by the Company and Purchaser, the closing of the Merger (the “Closing”) will take place at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 a.m. New York time on a date mutually agreed upon by Purchaser and the Company, but not later than the fifth (5th) Business Day following the day on which the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to the satisfaction or waiver of those conditions) will have been satisfied or waived in accordance with this Agreement (the date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”).
          Section 2.3 Effective Time. Subject to the provisions of this Agreement, at the Closing, Purchaser and the Company will cause a certificate of merger in a form reasonably acceptable to Purchaser and the Company (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with the DGCL as soon as practicable on or after the Closing Date, and make any and all other filings or recordings required under the DGCL. The Merger will become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by Purchaser and the Company in writing and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

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          Section 2.4 Effects of the Merger. The Merger will generally have the effects set forth in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, powers and franchises of the Company and Purchaser shall vest in the Surviving Corporation and all debts, Liabilities and duties of the Company and Purchaser shall become debts, Liabilities and duties of the Surviving Corporation.
          Section 2.5 Organizational Documents. At the Effective Time, (a) the Certificate of Incorporation, as in effect immediately prior to the Effective Time, shall be amended and restated as of the Effective Time so as to contain the provisions, and only the provisions, contained immediately prior to the Effective Time in the certificate of incorporation of Purchaser until thereafter amended in accordance with the provisions thereof and as provided by applicable Law, except for Article I thereof, which shall read “the name of the corporation is FiberNet Telecom Group, Inc.” and (b) the bylaws of Purchaser will be the bylaws of the Surviving Corporation, until thereafter changed or amended as provided therein, in the certificate of incorporation of the Surviving Corporation or by applicable Law.
          Section 2.6 Directors and Officers of Surviving Corporation. The directors of Purchaser, as of the Effective Time, shall, from and after the Effective Time, be the directors of the Surviving Corporation, and the officers of the Surviving Corporation shall, from and after the Effective Time, be as set forth on Section 2.6 of the Acquiror Disclosure Letter, and such directors and officers shall serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation of the Surviving Corporation, the bylaws of the Surviving Corporation and applicable Law.
ARTICLE III
EFFECT OF THE MERGER ON CAPITAL STOCK
          Section 3.1 Effect of the Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of Parent, Purchaser or the Company or the holder of any capital stock of Parent, Purchaser or the Company (other than the requisite approval of the Merger by the stockholders of the Company in accordance with the DGCL (the “Company Stockholder Approval”)):
          (a) Cancellation of Certain Common Stock. Each of the outstanding shares (each, a “Share, and collectively, the “Shares”) of common stock, par value $0.001 per share, of the Company (“Common Stock”) that is owned by Parent or Purchaser or any of their respective direct or indirect wholly-owned Subsidiaries or any direct or indirect wholly-owned Subsidiary of the Company (other than Shares held on behalf of third parties), and each Share that is owned by the Company as treasury stock, will automatically be cancelled and retired and will cease to exist without any conversion thereof, and no consideration will be delivered in exchange therefor.
          (b) Conversion of Common Stock. Each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares to be cancelled and retired in accordance with Section 3.1(a) and (ii) Dissenting Shares (each, an “Excluded Share” and

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collectively, the “Excluded Shares”)) will automatically be converted into the right to receive an amount equal to $11.45 per share, net to the holder thereof in cash and without interest thereon and subject to adjustment pursuant to Section 3.1(e) below (the “Merger Consideration”), payable upon surrender of such Shares in the manner provided in Section 3.2.
          (c) Cancellation of Shares. All Shares when converted in accordance with Section 3.1(b) will no longer be outstanding and all such Shares will automatically be cancelled and retired and will cease to exist, and, subject to Section 3.3, each holder of a certificate formerly representing any such Shares (each, a “Certificate”) will cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with this Article III.
          (d) Conversion of Purchaser Capital Stock. Each share of common stock, par value $0.001 per share, of Purchaser issued and outstanding immediately prior to the Effective Time will automatically be converted into one share of common stock, par value $0.001 per share, of the Surviving Corporation.
          (e) Adjustment to Merger Consideration. In the event that the aggregate amount of payments to be made pursuant to this Article III is increased by more than Ten Thousand Dollars ($10,000) as a result of the Company’s breach of its representations and warranties set forth in Section 4.3(a) (the amount of such increase above Ten Thousand Dollars ($10,000) being referred to herein as the “Excess Amount”), the payments to be made pursuant to this Article III shall be ratably and equitably reduced so that the aggregate amount of payments to be made pursuant to this Article III is reduced by an amount equal to the Excess Amount.
          Section 3.2 Surrender of Certificates.
          (a) Paying Agent. Prior to the Effective Time, for the benefit of the holders of Shares (other than Excluded Shares), the holders of Stock Options (as defined herein) and the holders of Warrants (as defined herein), Purchaser will designate, or cause to be designated, a bank or trust company that is reasonably acceptable to the Company (the “Paying Agent”) to act as agent for the payment of the Merger Consideration in respect of Certificates upon surrender of such Certificates (or effective affidavits of loss in lieu thereof) and the amounts owed to the holders of the Stock Options and the Warrants in accordance with this Article III from time to time after the Effective Time. Immediately prior to the Effective Time, Parent or Purchaser will deposit, or cause to be deposited, with the Paying Agent in trust for the benefit of the Company’s stockholders and holders of Stock Options or Warrants cash in amounts sufficient for the payment of the aggregate amount of Merger Consideration pursuant to Section 3.1(b) upon surrender of such Certificates and for the payments in respect of the Stock Options pursuant to Section 3.5 and the Warrants pursuant to Section 3.6 (such cash being herein referred to as the “Payment Fund”). The Paying Agent shall, pursuant to irrevocable instructions, make the payments required by this Article III out of the Payment Fund and the Payment Fund shall not be used for any other purpose. Purchaser will enter into a paying agent agreement on customary terms, which terms shall be in form and substance reasonably acceptable to the Company, prior to the Effective Time. The Payment Fund shall be invested by the Paying Agent as directed by Purchaser and the Company; provided, however, that such investments shall be in obligations of

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or guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion (based on the most recent financial statements of such bank which are then publicly available) or in money market funds. Any net profit resulting from, or interest or income produced by, such investments shall be property of and payable to Parent or as Parent otherwise directs. To the extent that there are losses with respect to such investments, or the Payment Fund diminishes for other reasons below the level required to make payments of the amounts required by and in accordance with this Article III, Parent shall promptly replace or restore the portion of the Payment Fund so lost so as to ensure that the Payment Fund is, at all times, maintained at a level sufficient to make such payments. No diminution in value of the Payment Fund shall have any effect on the amounts required to be paid by Parent or Purchaser under this Article III.
          (b) Payment Procedures. As soon as reasonably practicable after the Effective Time (but in no event more than five (5) Business Days following the Effective Time), Parent shall cause the Paying Agent to mail to each holder of record of Shares (other than Excluded Shares) a letter of transmittal in customary form as reasonably agreed by Purchaser and the Company specifying that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of the Certificates (or effective affidavits of loss in lieu thereof) to the Paying Agent and instructions for use in effecting the surrender of the Certificates (or effective affidavits of loss in lieu thereof) in exchange for the Merger Consideration. Upon the proper surrender of a Certificate (or effective affidavit of loss in lieu thereof) to the Paying Agent, together with a properly completed letter of transmittal, duly executed, and such other documents as may reasonably be requested by the Paying Agent, the holder of such Certificate will be entitled to receive in exchange therefor cash in the amount (after giving effect to any required tax withholdings) that such holder has the right to receive pursuant to this Article III in the form of a check, to be mailed, as soon as reasonably practicable (but in no event more than five (5) Business Days after the receipt thereof), and the Certificate so surrendered will forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, cash to be paid upon due surrender of the Certificate may be paid to such a transferee if the Certificate formerly representing such Shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable. All payments owed to the holders of Stock Options or holders of Warrants shall be made from the Payment Fund as soon as reasonably practicable after the Effective Time (but in no event more than five (5) Business Days after the Effective Time).
          (c) Withholding Taxes. The Surviving Corporation and the Paying Agent will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of Shares or holder of Stock Options or Warrants any amounts that are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any comparable provisions of any state, local or foreign Tax Laws, except that the Surviving Corporation and the Paying Agent will not withhold any amount by reason of Section 1445 of the Code if the Company provides the

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FIRPTA Certificate required under Section 6.11 unless otherwise required by applicable Laws. Any amounts so deducted and withheld will be treated for all purposes of this Agreement as having been paid to the holder of the Shares or holders of Stock Options or Warrants, as the case may be, in respect of which such deduction and withholding was made.
          (d) No Further Transfers. All cash paid upon the surrender for exchange of Certificates in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares formerly represented by such Certificates. After the Effective Time, there will be no transfers on the stock transfer books of the Company of Shares that were outstanding immediately prior to the Effective Time other than to settle transfers of Shares that occurred prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Paying Agent, they will be cancelled and exchanged for the Merger Consideration as provided in this Article III.
          (e) Termination of Payment Fund. Any portion of the Payment Fund that remains undistributed pursuant to this Article III on the date that is nine months after the Effective Time will be delivered to the Surviving Corporation, on demand, and any holder of a Certificate who has not theretofore complied with this Article III, or any holder of Stock Options or Warrants that has not received the payment contemplated by this Article III, will thereafter look only to the Surviving Corporation, and the Surviving Corporation shall remain fully liable, for payments owed to such holder under this Article III. Any portion of the Payment Fund remaining unclaimed by holders of Shares, Stock Options or Warrants as of the date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any person previously entitled thereto. None of Parent, the Paying Agent or the Surviving Corporation shall be liable to any holder of Shares, Stock Options or Warrants for cash delivered to a public official pursuant to any abandoned property, escheat or similar Law.
          (f) Lost, Stolen or Destroyed Certificates. In the event any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in customary amount and upon such terms as the Surviving Corporation may determine are necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration pursuant to this Agreement.
          Section 3.3 Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary and to the extent available under the DGCL, any Shares outstanding immediately prior to the Effective Time that are held by a stockholder (a “Dissenting Stockholder”) who has neither voted in favor of the adoption of this Agreement or the Merger nor consented thereto in writing or is otherwise entitled to dissenters’ rights under Section 262 of the DGCL and who has validly asserted dissenters’ rights with respect to the Merger in accordance with the DGCL for such Shares and otherwise not withdrawn or lost such rights (the “Dissenting Shares”), will not be converted into, or represent the right to receive, the Merger Consideration. Instead such stockholder shall be entitled to payment of the fair value of the Dissenting Shares in accordance with the provisions of Section 262 of the DGCL (and at the

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Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost his or her dissenters’ rights, in which instance such holder’s Shares shall not be deemed Dissenting Shares but shall be entitled to receive the applicable Merger Consideration in accordance with this Article III. Dissenting Stockholders will be entitled to the rights with respect to the Dissenting Shares held by them in accordance with the provisions of the DGCL, including Section 262 of the DGCL, except that all Dissenting Shares held by stockholders who have failed to perfect or who effectively have withdrawn or otherwise lose their dissenters’ rights pursuant to the provisions of the DGCL will thereupon be deemed to have been converted into, and represent the right to receive, the Merger Consideration in the manner provided in Article III and will no longer be Excluded Shares. Notwithstanding anything to the contrary contained in this Section 3.3, if the Merger is abandoned prior to the Effective Time, then the right of any stockholder to be paid the fair value of such stockholder’s Dissenting Shares pursuant to the provisions of the DGCL will automatically cease and terminate with no further action by any Person. The Company will give Parent and Purchaser prompt notice of any written demands to receive fair value for Shares held by a stockholder, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law received by the Company relating to rights of dissent with respect to the Merger. The Company will give Parent and Purchaser the opportunity to participate in and direct all negotiations and proceedings with respect to assertion of dissenters’ rights. The Company will not, except with the prior written consent of Parent and Purchaser (which consent shall not be unreasonably withheld or delayed), make any payment with respect to any demands for payment of fair value for Dissenting Shares, offer to settle or settle any such demands or approve any withdrawal or other treatment of any such demands.
          Section 3.4 Adjustments to Prevent Dilution. In the event that the Company changes the number of Shares, or securities convertible or exchangeable into or exercisable for Shares, issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction, the Merger Consideration (if such event occurs prior to the Effective Time) and the amounts payable pursuant to this Article III will be equitably adjusted to reflect such change; provided, that nothing herein shall be construed to permit the Company to take any action with respect to its securities that is prohibited or not expressly permitted by the terms of this Agreement.
          Section 3.5 Treatment of Options. Each option to purchase shares of Common Stock, whether vested or not, (individually a “Stock Option” and collectively, the “Stock Options”) outstanding immediately prior to the Effective Time pursuant to the Company Stock Award Plans or otherwise will at the Effective Time be cancelled and the holder of such Stock Option will, in full settlement of such Stock Option and in exchange for the surrender to the Company of any certificate or other document evidencing such Stock Option, receive from the Payment Fund an amount (subject to any applicable withholding pursuant to Section 3.2(c)) in cash equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price per share of Common Stock underlying such Stock Option multiplied by (y) the number of shares of Common Stock underlying such Stock Option (with the aggregate amount of such

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payment rounded up to the nearest whole cent). If the applicable exercise price of any Stock Option equals or exceeds the Merger Consideration, such Stock Option shall be cancelled without payment of additional consideration, and all rights with respect to such Stock Option shall terminate as of the Effective Time. The holders of Stock Options will have no further rights in respect of any Stock Options from and after the Effective Time.
          Section 3.6 Treatment of Warrants. With respect to each warrant to purchase shares of Common Stock set forth on Section 3.6 of the Company Disclosure Letter hereto (individually a “Warrant” and collectively, the “Warrants”) outstanding immediately prior to the Effective Time, Parent and Purchaser shall deposit sufficient funds into the Payment Fund in order to pay the holders of such Warrants the amounts owed pursuant to the terms and conditions of the applicable Warrants (the “Warrant Payments”). Upon the exercise of the applicable holder’s rights under the applicable Warrant, Parent and Purchaser shall cause the applicable Warrant Payment to be paid to such holder out of the Payment Fund, in full settlement of any amounts owed or which may become owed under the applicable Warrant and in exchange for the surrender to the Company of any certificate or other document evidencing such Warrant. Any Warrant Payments shall be subject to any applicable withholding pursuant to Section 3.2(c). A holder of a Warrant will have no further rights in respect of his, her or its Warrants after receipt of the applicable Warrant Payment pursuant to this Section 3.6.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
          Except as set forth in (x) the corresponding sections or subsections of the disclosure letter (the “Company Disclosure Letter”) delivered by the Company to Parent and Purchaser concurrently with the execution of this Agreement (it being understood that any matter disclosed in any section of the Company Disclosure Letter will be deemed to be disclosed in any other section of the Company Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such other section) and (y) as disclosed in any Company SEC Documents filed prior to the date of this Agreement, the Company hereby represents and warrants to Parent and Purchaser as follows:
          Section 4.1 Organization; Power; Qualification. The Company and each of its Subsidiaries is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the requisite corporate or similar power and authority to own, lease and operate its assets and to carry on its business as now conducted and each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company or other legal entity and is in good standing in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company has previously made available (if and only to the extent requested in writing by Parent prior to the date of this Agreement) to Parent true and complete copies of the Certificate of Incorporation and the Company’s bylaws (the “Company Bylaws”) and the certificate of incorporation and by-laws (or comparable organizational documents) of each of its Subsidiaries, in each case as

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amended to the date of this Agreement, and each is in full force and effect. The Company is not in violation of any material provision of the Certificate of Incorporation or Company Bylaws.
          Section 4.2 Corporate Authorization; Enforceability. (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and, subject to adoption of this Agreement by the Company Stockholder Approval, to consummate the transactions contemplated by this Agreement. The Company Board, at a meeting duly called and held prior to the execution of this Agreement, duly and unanimously: (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement with Parent and Purchaser, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger and the other transactions contemplated hereby, and (iii) resolved to recommend that the stockholders of the Company adopt this Agreement (the “Company Board Recommendation”) and directed that such matter be submitted for consideration of the stockholders of the Company at the special meeting of the stockholders of the Company to be held to consider the adoption of this Agreement (as such special meeting may be adjourned or reconvened from time to time, the “Company Stockholder Meeting”). The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, except in the case of the Merger which is subject to the Company Stockholder Approval and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL.
          (b) This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by Parent and Purchaser, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar Law affecting or relating to enforcement of creditors’ rights generally or by general principles of equity.
          Section 4.3 Capitalization; Options. (a) The Company’s authorized capital stock consists solely of 2,000,000,000 shares of Common Stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). As of the close of business on May 1, 2009 (the “Measurement Date”), (i) 7,667,368 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued or outstanding, (ii) there were issued and outstanding pursuant to the Company’s stock award plans (the “Company Stock Award Plans”), Stock Options representing the right to acquire an aggregate of 109,389 shares of Common Stock for a per share exercise price that is less than the Merger Consideration and (iii) there were Warrants to purchase 250,764 shares of Common Stock. No Shares are held in the treasury of the Company or are owned by any of the Company’s Subsidiaries. Since the Measurement Date, other than in connection with the issuance of Shares pursuant to the exercise of Stock Options or Warrants outstanding as of the Measurement Date, or the issuance of Stock Options pursuant to Company Benefit Plans as in existence as of the Measurement Date, there has been no change in the number of outstanding shares of capital stock of the Company or the number of outstanding Stock Options. Section 4.3(a) of the Company Disclosure Letter sets forth for each Stock Option, issued or outstanding pursuant to the Company Stock Award Plans or otherwise, the number of Stock Options, the

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number of shares of Common Stock issuable thereunder and exercise or conversion price relating thereto. Except as set forth in this Section 4.3, there are no shares of capital stock or securities or other rights convertible or exchangeable into or exercisable for shares of capital stock of the Company or such securities or other rights (which term, for purposes of this Agreement, will be deemed to include “phantom” stock or other commitments that provide any right to receive value or benefits similar to such capital stock, securities or other rights).
          (b) All outstanding Shares are, and all shares reserved for issuance under the Company Stock Award Plans will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and non-assessable and are not subject to any pre-emptive or other similar rights.
          (c) Except for the Warrants, the Stock Options or as set forth in this Section 4.3, there are no outstanding contractual obligations of the Company or any of its Subsidiaries (i) to issue, sell, or otherwise transfer to any Person, or to repurchase, redeem or otherwise acquire from any Person, any Shares, Preferred Stock, capital stock of any Subsidiary of the Company, or securities or other rights convertible or exchangeable into or exercisable for shares of capital stock of the Company or any Subsidiary of the Company or such securities or other rights or (ii) to provide any funds to or make any investment in any other Person other than a wholly owned Subsidiary of the Company.
          (d) There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party with respect to the voting, registration, redemption, repurchase or disposition of, or that restricts the transfer of, any capital stock or other equity interest of the Company.
          (e) Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, nor is it under any current or prospective obligation to form or participate in, provide funds to, or make any loan, capital contribution, guarantee or other investment in, any Person other than Subsidiaries.
          Section 4.4 Subsidiaries. Section 4.4 of the Company Disclosure Letter sets forth a complete and correct list of all of the Company’s Subsidiaries. All equity interests of the Company’s Subsidiaries held by the Company or any other Subsidiary are validly issued, fully paid and non-assessable. All of the shares of capital stock or other voting securities or equity interests of each such Subsidiary are owned, directly or indirectly, by the Company. All such equity interests are free and clear of any Liens or any other limitations or restrictions on such equity interests (including any limitation or restriction on the right to vote, pledge or sell or otherwise dispose of such equity interests), other than Liens, limitations and restrictions pursuant to the terms of the Amended and Restated Credit Agreement, dated as of November 7, 2007, by FiberNet Operations, Inc., Devnet L.L.C (as Co-Borrowers), the Company, FiberNet Telecom, Inc., Availius, LLC, Local Fiber, LLC and FiberNet Equal Access, L.L.C. (as Guarantors), CapitalSource Finance LLC (as Agent) and the lenders from time to time party thereto (as amended, the “Credit Facility”). Except as set forth in this Section 4.4, there are no shares of capital stock or securities or other rights convertible or exchangeable into or exercisable for

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shares of capital stock of any Subsidiary of the Company or such securities or other rights (which term, for purposes of this Agreement, will be deemed to include “phantom” stock or other commitments that provide any right to receive value or benefits similar to such capital stock, securities or other rights). There are no stockholder agreements, voting trusts or other agreements or understandings to which any of the Company’s Subsidiaries is a party with respect to the voting, registration, redemption, repurchase or disposition of, or that restricts the transfer of, any capital stock or other equity interest of any of the Company’s Subsidiaries.
          Section 4.5 Governmental Authorizations. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company or any of its Subsidiaries of the transactions contemplated by this Agreement do not and will not require any consent, approval or other authorization of, or filing with or notification to, any international, national, federal, state, provincial or local governmental, regulatory or administrative authority, agency, commission, board, court, tribunal, arbitral body, self-regulated entity or similar body, whether domestic or foreign (each, a “Governmental Entity”), other than: (i) with respect to consummation of the Merger, the filing of a Certificate of Merger with the Secretary of State of the State of Delaware; (ii) applicable requirements of the Exchange Act, state securities Laws or blue sky Laws; (iii) the filing of a proxy statement (the “Company Proxy Statement”) relating to the Company Stockholder Meeting; (iv) any filings required by, and any approvals required under, the rules and regulations of the NASDAQ Global Market (“NASDAQ”); (v) the pre-merger notifications required under (A) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and (B) the antitrust, competition or merger control Laws of any other applicable jurisdiction; (vi) as set forth on Section 4.5 to the Company Disclosure Letter and (vii) in such other circumstances where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
          Section 4.6 Non-Contravention. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement, including the Merger, do not and will not: (i) contravene or conflict with, or result in any violation or breach of, any provision of the Company Organizational Documents; (ii) contravene or conflict with, or result in any violation or breach of, any Laws, Orders or Company Contracts applicable to the Company or any of its Subsidiaries or by which any assets of the Company or any of its Subsidiaries (“Company Assets”) are bound (assuming that all consents, approvals, authorizations, filings and notifications described in Section 4.5 have been obtained or made); or (iii) cause the creation or imposition of any Liens on any Company Assets, except for Permitted Liens, except, in the cases of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
          Section 4.7 Financial Reports and SEC Documents. (a) The Company has filed or furnished all forms, statements, reports and documents required to be filed or furnished by it with the SEC pursuant to applicable securities statutes, regulations, policies and rules since January 1, 2007 (the forms, statements, reports and documents filed or furnished with the SEC since January 1, 2007, including any amendments thereto, the “Company SEC Documents”). Each of the Company SEC Documents filed or furnished on or prior to the date of this Agreement, at the time of its filing (except as and to the extent such Company SEC Document

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has been modified or superseded in any subsequent Company SEC Document filed and publicly available prior to the date of this Agreement), complied, and all documents required to be filed by the Company with the SEC after the date hereof (the “Subsequent Company SEC Documents”) will comply, in all material respects with the applicable requirements of each of the Exchange Act, the Securities Act, and the Sarbanes-Oxley Act, as the case may be, including in each case the rules and regulations promulgated thereunder. As of their respective dates, except as and to the extent modified or superseded in any subsequent Company SEC Document filed and publicly available prior to the date of this Agreement, the Company SEC Documents did not, and the Subsequent Company SEC Documents will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in the comment letters received from the SEC staff with respect to the Company SEC Documents. To the Knowledge of the Company, none of the Company SEC Documents is the subject of an SEC review or outstanding SEC comment or investigation.
          (b) Each of the consolidated balance sheets and each of the consolidated statements of operations, stockholders’ equity and cash flows included in or incorporated by reference into the Company SEC Documents (including the related notes and schedules) presents fairly, in all material respects, the financial position of the Company and its Subsidiaries as of its date (subject, in the case of unaudited statements, to the absence of notes and normal year-end audit adjustments that are not material in amount or effect and to any other adjustments set forth in the Company SEC Documents filed prior to the date of this Agreement), in each case in conformity with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except as may be noted therein.
          (c) The Company and its Subsidiaries have implemented and maintain a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. The Company (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to reasonably ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of the Company by others within those entities and (ii) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Company Board (A) any known significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that would be reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any known fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. A true, correct copy of the FiberNet Telecom Group, Inc. SOX 404 Management Summary Report on Findings as at December 31, 2008 is set forth as Section 4.7(c) of the Company Disclosure Letter.
          (d) To the Knowledge of the Company, during the three year period immediately preceding the date of this Agreement, neither the Company nor any of its Subsidiaries nor any director or officer of the Company or any of its Subsidiaries has received or

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otherwise had or obtained knowledge of any written material complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any written material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices.
          (e) No Subsidiary of the Company is required to file any form, report, schedule, statement or other document with the SEC.
          Section 4.8 Undisclosed Liabilities. Except (i) as and to the extent disclosed, reflected or reserved against on the consolidated balance sheet of the Company dated as of March 31, 2009 (including the notes thereto) included in the Company SEC Documents or (ii) as incurred since March 31, 2009 in the ordinary course of business consistent with past practice, neither the Company nor any of its Subsidiaries has any Liabilities or obligations, whether due or to become due, the nature of which would require disclosure on the Company’s consolidated balance sheet under GAAP, that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract or arrangement (including any contract relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC)), where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material Liabilities of, the Company’s or any of its Subsidiaries’ audited financial statements or other Company SEC Documents.
          Section 4.9 Absence of Certain Changes. Since December 31, 2008, (a) the Company and each of its Subsidiaries have conducted their respective business only in the ordinary course consistent with past practices; (b) there have not been any Company Material Adverse Effects or any changes, events or developments that, individually or in the aggregate, have had or would reasonably be expected to have a Company Material Adverse Effect; (c) neither the Company nor any of its Subsidiaries has suffered any material loss, damage, destruction or other casualty affecting any of its material properties or assets, whether or not covered by insurance and (d) neither the Company nor any of its Subsidiaries has taken any action that, if taken after the date of this Agreement, would constitute a material breach of any of the covenants set forth in Section 6.1.
          Section 4.10 Litigation. There are no (i) investigations by a Governmental Entity pending or, to the Knowledge of the Company, threatened affecting the Company or any of its Subsidiaries or (ii) claims, actions, suits, arbitrations, demand letters, judicial, administrative or regulatory proceedings, hearings, or other proceedings (each, a “Legal Action”) pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries, in either case which involves an amount in controversy in excess of $500,000, seeks material injunctive or other non-monetary relief or, if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor any of their respective properties or

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assets is subject to any outstanding judgment, order, injunction, rule or decree of any Governmental Entity. There is no Action pending or, to the Knowledge of the Company, threatened, seeking to prevent, hinder, modify, delay or challenge the transactions contemplated by this Agreement.
          Section 4.11 Contracts. (a) Section 4.11 of the Company Disclosure Letter lists each of the following types of Contracts to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound as of the date of this Agreement:
               (i) any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S K under the Securities Act or disclosed by the Company on a Current Report on Form 8 K;
               (ii) any Contract that limits the ability of the Company or any of its Subsidiaries (or, following the consummation of the transactions contemplated by this Agreement, would limit the ability of Parent or any of its Subsidiaries, including the Surviving Corporation) to compete in any line of business or with any Person or in any geographic area, or that restricts the right of the Company and its Subsidiaries (or, following the consummation of the transactions contemplated by this Agreement, would limit the ability of Parent or any of its Subsidiaries, including the Surviving Corporation) to sell to or purchase from any Person or to hire any Person (but specifically excluding any provisions regarding the non-solicitation or non-hire of employees or consultants contained in Contracts entered into in the ordinary course of business);
               (iii) any joint venture, partnership, limited liability or other similar agreement or arrangement;
               (iv) any Contract relating to Indebtedness pursuant to which the Company has obligations exceeding $250,000, other than trade debt incurred in the ordinary course of business;
               (v) any Contract involving outstanding obligations, or pursuant to which the Company may assume or incur potential liabilities, with respect to the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets or capital stock or other equity interests, for aggregate consideration (in one or a series of transactions) under such Contract of $250,000 or more (other than acquisitions or dispositions of assets in the ordinary course of business consistent with past practice);
               (vi) any Contract pursuant to which the Company or any of its Subsidiaries has “earn-out” obligations that could result in payments in excess of $100,000 after the date of this Agreement;
               (vii) any Contract that by its terms calls for aggregate payment or receipt by the Company and its Subsidiaries under such Contract of more than $250,000 over the remaining term of such Contract, other than customer or supplier Contracts entered into in the ordinary course of business;

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               (viii) any Contract that provides for any standstill obligations;
               (ix) any Contract that obligates the Company or any of its Subsidiaries to make any capital commitment or loan in an amount in excess of $250,000 individually;
               (x) any Contract not entered into in the ordinary course of business between the Company or any of its Subsidiaries, on the one hand, and any Affiliate thereof other than any Subsidiary of the Company;
               (xi) any Contract with respect to network infrastructure or indefeasible rights of use of capacity or infrastructure (any such Contract, an “IRU”), each with a term of more than five (5) years;
               (xii) any employment, severance, retention or consulting agreements or agreements providing for severance payments or other benefits by the Company or any of its Subsidiaries in the event of the sale or “change of control” of the Company; or
               (xiii) any Contract with a Major Supplier or Major Customer that requires a consent to a “change of control” of the Company or its Subsidiaries or that would or would reasonably be expected to prevent, delay or impair the consummation of the transactions contemplated by this Agreement.
          Each contract of the type described in clauses (i) through (xiii) is referred to herein as a “Company Contract.”
          (b) (i) Each Company Contract is valid and binding on the Company and any of its Subsidiaries that is a party thereto, as applicable, and in full force and effect, (ii) the Company, each of its Subsidiaries and, to the Knowledge of the Company, each other party to each Company Contract, has in all material respects performed all obligations required to be performed by it under each Company Contract, and (iii) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries knows of, or has received notice of, the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a material default under any such Company Contract on the part of the Company or any of its Subsidiaries.
          Section 4.12 Benefit Plans.
          (a) Section 4.12(a) of the Company Disclosure Letter contains a correct and complete list of each “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and each other stock purchase, stock option, restricted stock, severance, retention, employment, consulting, change-of-control, collective bargaining, bonus, incentive, deferred compensation, employee loan, fringe benefit and other benefit plan, agreement, program, policy, commitment or other arrangement, whether or not subject to ERISA (including any related funding mechanism now in effect or required in the future), in each case under which any past or present director, officer, employee, consultant or independent contractor of the Company or any of its Subsidiaries has any present or future right to benefits, or with respect to which the Company or any of its Subsidiaries has or may have any material liability (contingent or otherwise). All such plans,

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agreements, programs, policies, commitments and arrangements are collectively referred to as the “Company Benefit Plans.”
          (b) No event has occurred and no condition exists that would subject the Company by reason of its affiliation with any current or former member of its “controlled group” (within the meaning of Section 414 of the Code) (an “ERISA Affiliate”) to any material Tax, penalty, fine or other liability imposed by ERISA, the Code or other applicable Laws.
          (c) No Company Benefit Plan is a “multiemployer plan” as defined in Section 3(37) of ERISA, and neither of the Company, nor any ERISA Affiliate has withdrawn at any time within the preceding six years from any multiemployer plan, or incurred any withdrawal liability which remains unsatisfied, and no events have occurred and no circumstances exist that could reasonably be expected to result in any such liability to the Company or any ERISA Affiliate.
          (d) With respect to each Company Benefit Plan, if applicable, the Company has made available to Parent correct and complete copies of (i) all plan documents, if any, including related trust agreements, funding arrangements, and insurance contracts and all amendments thereto; (ii) the most recent summary plan descriptions and any summaries of material modifications; (iii) the most recent financial reports for such Company Benefit Plan, if any; (iv) the most recent determination letter, if any, received from the Internal Revenue Service (the “IRS”) regarding the tax-qualified status of such Company Benefit Plan; and (v) (A) Form 5500 Annual Returns/Reports, including all schedules and attachments, including the certified audit opinions, (B) audited financial statements, (C) actuarial valuation reports, and (D) attorney’s response to an auditor’s request for information for each of the two most recent plan years.
          (e) No Company Benefit Plan is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code, and neither the Company nor any ERISA Affiliate has at any time within the preceding six years terminated or incurred any liability with respect to any employee benefit plan subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code. No Company Benefit Plan other than the Change In Control Plan provides health or life insurance or other welfare-type benefits for current or future retired or terminated employees of the Company or any of its Subsidiaries (or any spouse or other dependent thereof) other than in accordance with the requirements of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code and of any similar state or local law.
          (f) Each Company Benefit Plan which is intended to qualify under Section 401(a) of the Code has been issued a favorable determination letter by the IRS with respect to such qualification, its related trust has been determined to be exempt from taxation under Section 501(a) of the Code (or such qualified plan has been established under a prototype or volume submitter plan for which an IRS opinion letter has been obtained by the plan sponsor and is sufficient as to the adopting employer), and no event has occurred that would reasonably be expected to adversely affect such qualification or exemption. Each Company Benefit Plan has been established and administered in accordance with its terms, and in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Laws. All contributions (including all employer contributions and employee salary reduction contributions)

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required to have been made under any of the Company Benefit Plans to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof and all contributions for any period ending on or before the Closing Date which are not yet due will have been paid or accrued prior to the Closing Date. No reportable event, as defined in Section 4043 of ERISA, no prohibited transaction, as described in Section 406 of ERISA or Section 4975 of the Code, or accumulated funding deficiency, as defined in Section 302 of ERISA and 412 of the Code, has occurred with respect to any Company Benefit Plan.
          (g) Except (i) for the Change In Control Plan, (ii) any Company Stock Award Plans (or awards thereunder), (iii) as contemplated by Section 6.7 or (iv) as set forth in Section 4.12(g) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event including notice, lapse of time or both) (A) result in any payment becoming due, or increase the amount of any compensation or benefits due, to any current or former employee of the Company and its Subsidiaries or with respect to any Company Benefit Plan; (B) increase any benefits otherwise payable under any Company Benefit Plan; (C) result in the acceleration of the time of payment or vesting of any compensation or benefits; (D) result in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code; (E) limit or restrict the right of the Company to merge, amend or terminate any of the Company Benefit Plans; or (F) result in the payment of any amount that would, individually or in combination with any other such payment, reasonably be expected to constitute an “excess parachute payment,” as defined in Section 280G(b)(1) of the Code.
          (h) None of the Company Benefit Plans provides for payment of a benefit, the increase of a benefit amount, the payment of a contingent benefit or the acceleration of the payment or vesting of a benefit determined or occasioned, in whole or in part, by reason of the execution of this Agreement or the consummation of the transactions contemplated hereby.
          (i) Each Company Benefit Plan that provides for deferred compensation (as defined under Section 409A of the Code) satisfies in all material respects the applicable requirements of Sections 409A(a)(2), (3), and (4) of the Code, and has, since January 1, 2005, been operated in good faith compliance with Sections 409A(a)(2), (3), and (4) of the Code.
          Section 4.13 Labor Relations.
          (a) (i) None of the employees of the Company or its Subsidiaries is represented by a union and, to the Knowledge of the Company, no union organizing efforts have been conducted since January 1, 2007 or are now being conducted and (ii) neither the Company nor any of its Subsidiaries is a party to or presently negotiating any collective bargaining agreement or other labor Contract. There is no pending and, to the Knowledge of the Company, there is no threatened material strike, picket, work stoppage, work slowdown or other organized labor dispute materially affecting the Company or any of its Subsidiaries, nor has there been any of the foregoing labor disputes since January 1, 2007.
          (b) The Company and each of its Subsidiaries are in compliance in all material respects with all applicable Laws relating to the employment of labor, including all applicable Laws relating to wages, hours, collective bargaining, employment discrimination,

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civil rights, safety and health, workers’ compensation, pay equity, classification of employees, and the collection and payment of withholding and/or social security Taxes. No unfair labor practice or labor charge or complaint is pending or, to the Knowledge of the Company, threatened with respect to the Company or any of its Subsidiaries before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Entity.
          (c) Neither the Company nor any of its Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices. None of the Company, any of its Subsidiaries or any of its or their executive officers has received within the past three (3) years any notice of intent by any Governmental Entity responsible for the enforcement of labor or employment laws to conduct an investigation relating to the Company or any of its Subsidiaries and, to the Knowledge of the Company, no such investigation is in progress.
          Section 4.14 Taxes. Except for matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect:
          (a) Each of the Company and its Subsidiaries and any consolidated, combined, unitary, Affiliates or aggregate group of which the Company in any of its Subsidiaries is or has ever been a member (an “Affiliated Group”) has properly prepared and timely filed all Tax Returns required to be filed by it and each return was complete and correct at the time of filing, except as to the amount and availability of net operating losses and carryforwards, which are correct and complete to the Knowledge of the Company.
          (b) The Company and its Subsidiaries and any Affiliated Group have fully and timely paid all Taxes due (whether or not shown to be due) with respect to the Tax Returns referred to in Section 4.14(a) and have made adequate provision (in addition to any reserve for deferred Taxes established to reflect timing differences between book and Tax income) for any Taxes that are not yet due and payable (including Taxes for which no Tax Returns are required to be filed) for all taxable periods, or portions thereof, ending on or before March 31, 2009 on the most recent financial statements contained in the Company SEC Documents, and the Company and its Subsidiaries have not incurred any Tax since March 31, 2009 except in the ordinary course of business consistent with past practice.
          (c) There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection, assessment or reassessment of, Taxes due from the Company or any of its Subsidiaries for any taxable period and, to the Knowledge of the Company, no request for any such waiver or extension is currently pending.
          (d) Except as set forth on Section 4.14(d) of the Company Disclosure Letter, no audit or other proceeding by any Governmental Entity is pending or, to the Knowledge of the Company, threatened with respect to any Taxes due from or with respect to the Company or any of its Subsidiaries or any Affiliated Group. There is no deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes due and owing by the Company or any of its Subsidiaries or any Affiliated Group. Each deficiency resulting from any completed

26

audit or examination relating to Taxes by any taxing authority has been timely paid. No issues relating to Taxes were raised by the relevant taxing authority in any completed audit or examination that would or would reasonably be expected to recur in a later taxable period. Neither the Company nor any of its Subsidiaries has received written notice or, to the Knowledge of the Company, has otherwise received notice from a taxing authority in any jurisdiction in which the Company or any Subsidiary has not filed a Tax Return for any period that the Company or such Subsidiary is required to file a Tax Return in such jurisdiction.
          (e) There is no currently effective agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes and no power of attorney (other than powers of attorney authorizing employees of the Company to act on behalf of the Company) with respect to any Taxes has been executed or filed with any taxing authority. Neither the Company nor any of its Subsidiaries is party to or bound by any written or oral Tax sharing agreement, Tax indemnity obligation or similar arrangement with respect to Taxes pursuant to which the Company or its Subsidiaries may have any obligation to make payments after the Closing Date (including any advance pricing agreement, closing agreement, offer in compromise or other similar agreement related to Taxes).
          (f) No Liens for Taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries, except for statutory Liens for Taxes not yet due.
          (g) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period ending after the Effective Time as a result of (i) an installment sale, as defined in Section 453(b) of the Code, made on or before the Effective Time, (ii) an open transaction entered into on or before the Effective Time, or (iii) the receipt of a prepaid amount on or before the Effective Time.
          (h) Neither the Company nor any of its Subsidiaries (i) has agreed to or is required to make any adjustment under Section 481 of the Code or any comparable provisions of any state, local or foreign Tax Laws, (ii) has Knowledge that any taxing authority is proposing any such adjustment, or (iii) has an application pending requesting permission for any changes in methods of accounting.
          (i) The Company and its Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code and any comparable provisions of any state, local or foreign Tax Laws) and have, within the time and the manner prescribed by Law, withheld from and paid over to the proper Governmental Entities all amounts required to be so withheld and paid over under applicable Tax Laws.
          (j) Each of the Company and its Subsidiaries has properly and in a timely manner documented its transfer pricing methodology in compliance with Section 482 of the Code and the Treasury Regulations promulgated thereunder and any comparable provisions of any state, local or foreign Tax Laws. No taxing authority has made or proposed any adjustment of Tax items of the Company or its Subsidiaries pursuant to Section 482 of the Code, the

27

Treasury Regulations promulgated thereunder, or any comparable provisions of any state, local or foreign Tax Laws.
          (k) The Company was not, at any time during the period specified in Section 897(c)(1)(A)(ii) of the Code, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.
          (l) Neither the Company nor any of its Subsidiaries has ever participated in a “Reportable Transaction” described in Section 6707A(c)(1) of the Code.
          (m) Neither the execution of this Agreement, stockholder approval of this Agreement nor the consummation of the transactions contemplated hereby will result in payments under any Company Plan which would not reasonably be expected to be deductible under Section 162(m) of the Code.
          (n) Neither the Company nor any of its Subsidiaries (i) is, or since January 1, 2006 has been, a member of an affiliated group (within the meaning of Section 1504(a) of the Code) filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (ii) has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Section 1.1502-6 of the Treasury Regulations (or any comparable provision of any state, local or foreign Tax Laws), as a transferee or successor, by contract, or otherwise.
          (o) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement.
          (p) Neither the Company nor any of its Subsidiaries has taken any action that is not in accordance with past practice that could defer a material liability for the Taxes of the Company or any of its Subsidiaries from any taxable period ending on or before the Effective Time to any taxable period ending after such date, other than those actions taken in the ordinary course of business.
          (q) To the Knowledge of the Company, there has been no “change in ownership” of the Company or any of its Subsidiaries within the meaning of Section 382(g) of the Code within the three-year period preceding the Effective Time, and there is currently no limitation on the utilization of any net operating losses, capital losses, built-in losses, credits, or similar Tax items of the Company or any of its Subsidiaries pursuant to the provisions of Sections 269, 382, 383, 384 or 1502 of the Code or Treasury Regulations promulgated thereunder, or any comparable provisions of any state, local or foreign Tax Laws. All Tax attributes of the Company and its Subsidiaries have been accounted for as assets on the most recent financial statements contained in the Company SEC Documents in accordance with GAAP principles.

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          Section 4.15 Environmental Liability. Except for matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, (i) the Company and each of its Subsidiaries are and have been in compliance with all applicable Environmental Laws and have obtained or applied for all Environmental Permits necessary for their operations as currently conducted; (ii) to the Knowledge of the Company, there have been no Releases of any Hazardous Materials that could form the basis of any Environmental Claim against the Company or any of its Subsidiaries; (iii) there are no Environmental Claims pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries; (iv) during the three year period immediately preceding the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written claims, notices, demand letters or requests for information (except for such claims, notices, demand letters or requests for information the subject matter of which has been resolved prior to the date of this Agreement) from any federal, state, local, foreign or provincial Governmental Entity or any other Person asserting that the Company or any of its Subsidiaries is in violation of, or liable under, any Environmental Law; and (v) neither the Company nor its Subsidiaries are subject to, or to the Knowledge of the Company are threatened to become subject to, any Liabilities relating to any suit, settlement, court order, administrative order, judgment or claim asserted or arising under any Environmental Law or any agreement relating to environmental Liabilities.
          Section 4.16 Real Properties. (a) Neither the Company nor any of its Subsidiaries owns any real property.
          (b) Section 4.16(b)(i) of the Company Disclosure Letter sets forth a true, correct and complete list of all of the real property leased, subleased, or otherwise occupied by the Company or any of its Subsidiaries (the “Property”), including the address of such Property, and identifying the applicable Contract (each such lease, a “Property Contract,” and the Property Contracts set forth in Section 4.16(b)(ii) of the Company Disclosure Letter shall be “Leased Properties”). The Company and each of its Subsidiaries, as applicable, have good, valid and marketable leasehold interests in all of the Leased Property. To the Knowledge of the Company, as of the date of this Agreement, there are no existing defaults by the landlord or tenant under any of the Property Contracts with respect to the Leased Properties, which defaults remain uncured, and no event which, with notice or lapse of time or both, would become a default by the Company or its Subsidiary, as applicable, or, to the Knowledge of the Company, the counterparties thereto. Each of the Company and its Subsidiaries is in compliance with the terms of all real property leases to which it is a party, and all such real property leases are in full force and effect, except for any such noncompliance or failure to be in full force and effect that, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Each of the Company and its Subsidiaries enjoys peaceful and undisturbed possession under all such real property leases, except for any such failure to do so that, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no fact or condition exists or is threatened that would result in the discontinuation of necessary utilities or services to the Leased Property or the termination of current access to and from the Leased Property. To the Knowledge of the Company, no portion of the Leased Property has been condemned, requisitioned or otherwise taken by any public authority and there is no pending, or, to the Knowledge of the Company, threatened or contemplated condemnation actions or special assessments with respect to the Leased Property. The Company has made available to Parent

29

and Purchaser true, correct and complete copies of all of the Property Contracts with respect to Leased Properties.
          (c) There are no contractual restrictions that preclude or restrict the ability to use any Leased Property by the Company or any Subsidiary for the current or contemplated use of such real property. To the Knowledge of the Company, there are no material latent defects affecting the Leased Property.
          Section 4.17 Permits; Compliance with Laws. (a) Except with respect to ERISA, Taxes, and environmental Liabilities, which are the subject of Sections 4.12, 4.14 and 4.15, respectively, the Company and its Subsidiaries are in compliance in all material respects with all Laws of any Governmental Body applicable to their respective businesses or operations. Except with respect to immaterial violations of any Laws, neither the Company nor any of its Subsidiaries has, during the three-year period immediately preceding the date of this Agreement, received any written notice of, has Knowledge of or has been charged with, the violation of any Laws.
          (b) Each of the Company and its Subsidiaries is in possession of all authorizations, licenses, consents, certificates, registrations, approvals and other permits of any Governmental Entity (“Permits”) necessary for it to own, lease and operate its properties and assets or to carry on its business as it is now being conducted (collectively, the “Company Permits”), except where the absence of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and all such Company Permits are in full force and effect. Neither the Company nor any of its Subsidiaries is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation or give to others any right of revocation, non-renewal, adverse modification or cancellation, with or without notice or lapse of time or both) of any term, condition or provision of any Permit to which it is a party, except where such default or violation would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
          (c) The Company is the authorized legal holder or otherwise has rights to all Permits required by the Federal Communications Commission (the “FCC”), any State PUC or any other Governmental Entity that regulates telecommunications in each jurisdiction in which the Company is operating (collectively, “Communications Licenses”), and the Communications Licenses constitute all of the licenses from the FCC, the State PUCs or any other Governmental Entity that regulates telecommunications in each such jurisdiction that are necessary or required for or used in the operation of the business as presently conducted by the Company, other than (i) such licenses the absence of which would not result in a Company Material Adverse Affect or (ii) such licenses from any municipal franchising authority or similar Governmental Entity, the absence of which would not result in any fines, penalties, or other losses in excess of $5,000 individually or $50,000 in the aggregate and which are obtained in the ordinary course of business. All the Communications Licenses were duly obtained and are valid and in full force and effect, and not subject to any material condition, except those conditions that may be contained within the terms of such Communications Licenses or related Laws. No action by or before the FCC, any State PUC or any other Governmental Entity that regulates telecommunications in each applicable jurisdiction is pending or, to the Knowledge of the

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Company, threatened, in which the requested remedy is (i) the revocation, suspension, cancellation, rescission or modification or refusal to renew any Communications Licenses, or (ii) material fines and/or forfeitures. The Universal Service Administrative Company has not initiated any inquiries, audits or other proceedings against the Company and, to the Knowledge of the Company, no such actions are threatened which, in each case, would result in fines, penalties or other losses in excess of $5,000 individually or $50,000 in the aggregate, if not cured or otherwise responded to in the ordinary course of business.
          Section 4.18 Intellectual Property.
          (a) The Company and/or each of its Subsidiaries owns, or is licensed or otherwise possesses all right, title and interest in and to use all material Company Intellectual Property. To the Knowledge of the Company, the use of the Company Intellectual Property by the Company and its Subsidiaries does not constitute an infringement or misappropriation of any third party Intellectual Property. In the two years prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has received any notice from any person alleging that the use of any of the Company Intellectual Property or the operation of the Company’s or its Subsidiaries’ businesses infringes, dilutes (in the case of trademarks), or otherwise violates the Intellectual Property of such person or that any of the Company Intellectual Property is invalid. The consummation of the transactions contemplated hereby will not materially alter or impair the Company’s or any of its Subsidiaries rights in or to the Company Intellectual Property.
          (b) As of the date hereof, no claims are currently pending or, to the Knowledge of the Company, threatened by any person with respect to the Company Intellectual Property owned or purported to be owned by Company or any of its Subsidiaries. As of the date hereof, there are no pending claims by the Company or any Subsidiary alleging or asserting that any third party has violated, misappropriated or infringed any of the Company Intellectual Property nor, to the Knowledge of the Company, is there any basis for any such claim. All employees of the Company enter into customary agreements to keep confidential all proprietary information of the Company.
          (c) As used herein, the term “Intellectual Property” shall mean all patents, patent applications, statutory invention registrations, inventions and other industrial property rights; trademarks, service marks, trade names, trade dress, logos, including registrations and applications for the registration thereof; copyrights (including without limitation, computer software programs); Internet domain name registrations; Internet web sites, web content, and registrations and applications for registrations thereof; confidential and proprietary information, including know-how and trade secret rights, technologies, techniques and processes; computer software, programs and databases in any form, all versions, updates, corrections, enhancements, replacements, and modifications thereof, and all documentation related thereto; and rights of privacy, publicity and endorsement, in each case under the laws of any jurisdiction in the world, and including rights under and with respect to all applications, registrations, continuations, divisions, renewals, extensions and reissues of the foregoing. As used herein, “Company Intellectual Property” shall mean the Intellectual Property currently used in connection with the business of the Company or any of its Subsidiaries or owned or held for use by the Company or any of its Subsidiaries, and shall include, but not be limited to, the trade names set forth on Section 4.18(c) of the Company Disclosure Letter.

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          (d) To the Knowledge of the Company, none of the activities or operations of the Company or any of its Subsidiaries (including the use of any Intellectual Property in connection therewith) have infringed upon, misappropriated or diluted any Intellectual Property of any third party, and neither the Company nor any of its Subsidiaries has received any written notice or claim asserting or suggesting that any such infringement, misappropriation, or dilution is or may be occurring or has or may have occurred, except where any such infringement, misappropriation or dilution, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. To the Company’s Knowledge, no third party is misappropriating, infringing, or diluting in any material respect any Intellectual Property owned by or exclusively licensed to the Company or any of its Subsidiaries that is material to any of the businesses of the Company or any of its Subsidiaries. To the Knowledge of the Company, no Intellectual Property owned by or exclusively licensed to the Company or any of its Subsidiaries that is material to any of the businesses of the Company or any of its Subsidiaries is subject to any outstanding order, judgment, decree or stipulation restricting or limiting in any material respect the use or licensing thereof by the Company or any of its Subsidiaries.
          Section 4.19 Insurance. The Company and each of its Subsidiaries are covered by valid and currently effective insurance policies issued in favor of the Company or one or more of its Subsidiaries that are customary and adequate for companies of similar size in the industries and locations in which the Company operates. Section 4.19 of the Company Disclosure Letter sets forth a complete and correct list of all material insurance policies owned, held by the Company and each of its Subsidiaries. With respect to each such insurance policy, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (i) except for policies that have expired under their terms in the ordinary course, the policy is in full force and effect; (ii) neither the Company nor any Subsidiary is in breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and, to the Knowledge of the Company, no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under the policy; (iii) to the Knowledge of the Company, no insurer issuing any such policy has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (iv) to the Knowledge of the Company, no notice of cancellation or termination has been received other than in connection with ordinary renewals.
          Section 4.20 Takeover Statutes. No further action is required by the Company Board or the stockholders of the Company to render Section 203 of the DGCL inapplicable to this Agreement, the Merger and the other transactions contemplated hereby. No other “moratorium,” “fair price,” “business combination,” “control share acquisition” or similar provision of any state anti-takeover Law (collectively, “Takeover Laws”) is, or at the Effective Time will be, applicable to this Agreement, the Merger or any of the other transactions contemplated hereby.
          Section 4.21 Opinion of Financial Advisor. Needham & Company, LLC (the “Company Financial Advisor”) has delivered to the Company Board its written opinion to the effect that, as of the date of this Agreement, the Merger Consideration is fair to the stockholders of the Company, from a financial point of view. The Company will promptly following execution and delivery of this Agreement furnish to Purchaser a correct and complete copy of

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such opinion. The Company has obtained the authorization of the Company Financial Advisor to include a copy of its opinion in the Company Proxy Statement.
          Section 4.22 Brokers and Finders. Other than Deutsche Bank Securities Inc. and the Company Financial Advisor, the fees and expenses of each of which will be paid by the Company, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. The Company has furnished to Purchaser a correct and complete copy of all agreements between the Company and the Company Financial Advisor under which the Company Financial Advisor would be entitled to any payment relating to the Merger or a similar transaction.
          Section 4.23 Certain Payments. Neither the Company nor any of its Subsidiaries (nor, to the Knowledge of the Company, any of their respective directors, officers or employees) (a) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) has used or is using any corporate funds for any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees, (c) has violated or is violating any provision of the Foreign Corrupt Practices Act of 1977, (d) has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties or (e) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment of any nature.
          Section 4.24 No Rights Plan. There is no stockholder rights plan, “poison pill” anti-takeover plan or other similar device in effect to which the Company is a party or is otherwise bound.
          Section 4.25 Related Party Transactions. Except as disclosed in the Company SEC Documents, no director, executive officer or, to the Company’s Knowledge, any Person who beneficially owns five percent (5%) or more of the issued and outstanding Shares is a party to any Contract with or binding upon the Company or any of its Subsidiaries or any of their respective properties or assets that is of the type that would be required to be disclosed under Item 404 of Regulations S-K under the Securities Act.
          Section 4.26 Suppliers and Customers.
          (a) Section 4.26(a) of the Company Disclosure Letter sets forth a list of the top 5 suppliers of the Company by dollar amount paid during calendar year 2008 and for January through April 30, 2009, from whom the Company has purchased goods and/or services (the “Major Suppliers”). Since November 30, 2008, no Major Supplier has expressed in writing, and, to the Company’s Knowledge, no Major Supplier has expressed orally, to the Company its intention to cancel or otherwise terminate or materially reduce its relationship with the Company.
          (b) Section 4.26(b) of the Company Disclosure Letter sets forth a list of the top 15 customers of the Company by dollar amount of revenue received during the 2008 calendar year and for January through April 30, 2009 (the “Major Customers”). Since November 30, 2008, no Major Customer has expressed in writing, and, to the Company’s Knowledge, no Major

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Customer has expressed orally, to the Company its intention to cancel or otherwise terminate its relationship with the Company or materially reduce its contracted monthly recurring revenue to the Company. The Company is not in material breach of any “most favored nation” or other similar provision contained in any Contract with a Major Customer.
          Section 4.27 Network Facilities and Operations.
          (a) Section 4.27(a) of the Company Disclosure Letter sets forth for the Company’s current operations a complete list as of the date hereof of material network outages and material collocation service unavailability caused by the Company or any of its Subsidiaries and material customer service credits owed during the period from January 1, 2008 through April 1, 2009.
          (b) Section 4.27(b) of the Company Disclosure Letter sets forth the following information relating to the network and collocation space of the Company as of the date hereof: (i) a good faith estimate of all network electronics of the Company, including, without limitation, DWDM, SONET, routers, switches, HVAC, generators, UPS plants, DC plants, and batteries (but excluding internal IT equipment), (ii) all material network electronics spare inventory of the Company, (iii) per leased facility location, the leased space currently in use by customers versus leased space currently available and ready for use by customers versus leased space available but not ready for use by customers (i.e. unfinished space), (iv) per leased facility location, identification of all riser space, (v) a description of fibers and fiber miles owned or leased by the Company, and (vi) any pending sale and sublease of any of the foregoing. The information provided in Section 4.27(b) of the Company Disclosure Letter is accurate and complete in all material respects; provided, however, that the operation of the network of the Company is subject to embedded software owned by third parties and licensed to, or otherwise permitted to be used by, the Company as to which (unless indicated otherwise in Section 4.27(b) of the Company Disclosure Letter) the Company has valid licenses, or other rights to use, that will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms immediately following the consummation of the transactions contemplated by this Agreement.
          (c) Each of the network and collocation facilities described in Section 4.27 of the Company Disclosure Letter, and the Company’s network and collocation facilities taken as a whole, is, in all material respects, working, functional, fit for the purpose intended, has been maintained, subject to ordinary wear and tear, is in good working condition and is without any material defects for purposes of operating the business as operated by the Company.
          (d) To the Knowledge of the Company, and subject to the accuracy of the information provided by utilities (prior to the metering device), the underlying landlords of the subject facility leases and owners of fiber subject to IRUs, the Company has made available (if and to the extent requested in writing by Parent prior to the date of this Agreement) to Purchaser as-built drawings for each leased facility (and associated collocation space) and fiber network. Such drawings are true, complete and accurate in all material respects.
          Section 4.28 Bank Accounts.

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          (a) Section 4.28 of the Company Disclosure Letter lists each bank, trust company, savings institution, brokerage firm, mutual fund or other financial institution with which the Company has an account or safe deposit box relating to the Company and the names and identification of all Persons authorized to draw thereon or to have access thereto.
          (b) The Company has not had a financial interest, signature authority, or other authority over any financial accounts, including bank securities, or other types of financial accounts, in a foreign country.
          Section 4.29 Change In Control Payment Obligations. Section 4.29 of the Company Disclosure Letter sets forth all of the severance, retention and change of control benefit obligations of the Company with respect to each employee of the Company or its Subsidiaries assuming the requisite conditions for the payment of such benefit obligations are triggered and the Closing and the payment of all such benefits obligations occur as of August 1, 2009, except for the acceleration of the vesting of any Stock Options and the removal of any transfer restrictions on the restricted stock awards granted under the Company Stock Award Plans and the payments in respect of such Stock Options and restricted stock awards pursuant to Article III of this Agreement.
          Section 4.30 No Other Representations or Warranties. Except for the representations and warranties of the Company contained in this Article IV, neither the Company nor any other Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Affiliates or with respect to any other information provided by the Company or any of its Affiliates.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER
          Except as set forth in the corresponding sections or subsections of the disclosure letter (the “Acquiror Disclosure Letter”) delivered by Parent and Purchaser to the Company concurrently with the execution of this Agreement (it being understood that any matter disclosed in any section of the Acquiror Disclosure Letter will be deemed to be disclosed in any other section of the Acquiror Disclosure Letter to the extent that it is readily apparent on the face of such disclosure that such disclosure is applicable to such other section), Parent and Purchaser hereby represent and warrant to the Company as follows:
          Section 5.1 Organization and Power. Parent is a limited liability company, Purchaser is a corporation, and each is duly organized validly existing and in good standing under the Laws of its jurisdiction of incorporation. Each of Parent and Purchaser has the requisite power and authority to own, lease and operate its respective assets and properties and to carry on its business as now conducted, except as, individually or in the aggregate, has not had and would not reasonably be expected to have an Acquiror Material Adverse Effect.
          Section 5.2 Corporate Authorization. Each of Parent and Purchaser has all necessary corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and Purchaser and the consummation by Parent

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and Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Parent and Purchaser.
          Section 5.3 Enforceability. This Agreement has been duly executed and delivered by each of Parent and Purchaser and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding agreement of Parent and Purchaser, enforceable against Parent and Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar Law affecting or relating to enforcement of creditors’ rights generally or by general principles of equity.
          Section 5.4 Governmental Authorizations. The execution, delivery and performance of this Agreement by Parent and Purchaser and the consummation by Parent and Purchaser of the transactions contemplated by this Agreement do not and will not require any consent, approval or other authorization of, or filing with or notification to, any Governmental Entity other than: (i) with respect to consummation of the Merger, the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) applicable requirements of the Exchange Act, state securities Laws or blue sky Laws; (iii) the filing of the Company Proxy Statement; (iv) any filings required by, and any approvals required under, the rules and regulations of NASDAQ; (v) the pre-merger notification required under (A) the HSR Act, and (B) the competition or merger control Laws of any other applicable jurisdiction; (vi) any consent, approval or other authorization of, or filing with or notification to, any Governmental Entity identified in Section 5.4 of the Acquiror Disclosure Letter; and (vii) in such other circumstances where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
          Section 5.5 Non-Contravention. The execution, delivery and performance of this Agreement by Parent and Purchaser and the consummation by Parent and Purchaser of the transactions contemplated by this Agreement do not and will not:
               (i) contravene or conflict with, or result in any violation or breach of, any provision of the organizational documents of either Parent or Purchaser; or
               (ii) contravene or conflict with, or result in any violation or breach of, any Laws, Orders or Contracts applicable to Parent or Purchaser or any of its Subsidiaries or by which any assets of Parent or Purchaser or any of their respective Subsidiaries are bound, except as would not, individually or in the aggregate, reasonably be expected to have a Acquiror Material Adverse Effect.
          Section 5.6 Financing.
          (a) Immediately preceding the Closing, Purchaser will have an amount in cash necessary to consummate the Merger and the other transactions contemplated hereby in accordance with this Agreement. Parent and Purchaser’s obligation to consummate the Merger is not, in any way, conditioned on Parent or Purchaser having sufficient funds.
          (b) As of the date of this Agreement, there has not been a Subsequent Closing (as defined in the Financing Agreements). Schedule D to the Financing Agreements, which is

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set forth in Section 5.6(b) of the Acquiror Disclosure Letter, is true and correct in all material respects and there is at least $75,000,000 of Class B Capital Commitments (as defined in the Financing Agreements) which have not been funded.
          Section 5.7 Absence of Litigation. As of the date hereof, there are no suits, claims, actions, proceedings, arbitrations, mediations or investigations pending or, to the Knowledge of Parent, threatened against Parent or any of its Affiliates, other than any such suit, claim, action, proceeding or investigation that would or would not, reasonably be expected to, prevent or delay the consummation of, or otherwise adversely affect the ability of Parent or Purchaser to consummate, the transactions contemplated hereby. As of the date hereof, neither Parent nor any of its Subsidiaries nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree or award that would, or would reasonably be expected to, prevent or delay the consummation of, or otherwise adversely affect the ability of Parent or Purchaser to consummate, the transactions contemplated hereby.
          Section 5.8 Disclosure.
          (a) None of the information supplied or to be supplied in writing by either Purchaser or Parent for inclusion in the Company Proxy Statement, will, at the respective times such documents are filed or first mailed, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements made therein in light of the circumstances under which they are made not misleading or, at the Closing, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading or necessary to correct any statement in any earlier communication which shall have become false or misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent or Purchaser with respect to information supplied in writing by the Company specifically for inclusion therein, or with respect to information derived from the Company’s SEC filings which is included or incorporated by reference therein.
          (b) None of the information supplied or to be supplied by Parent or Purchaser in writing specifically for inclusion in the Company Proxy Statement will, at the respective times it is first published, sent or given to the Company’s stockholders and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
          Section 5.9 Ownership of Shares. As of the date of this Agreement, none of Parent or Purchaser owns, directly or indirectly, beneficially or of record, any of the Shares or holds any rights to acquire any of the Shares, except pursuant to this Agreement. As of the date of this Agreement, the directors, officers, Affiliates and employees of Parent, Purchaser and their respective Affiliates own less than 1% of the Shares in the aggregate.
          Section 5.10 No Other Representations or Warranties. Except for the representations and warranties of Parent and Purchaser contained in this Article V, none of Parent, Purchaser or any other Person on behalf of Parent or Purchaser makes any other express or implied representation or warranty with respect to Parent, Purchaser or any of their Affiliates

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or with respect to any other information provided by Parent or Purchaser or any of their Affiliates.
          Section 5.11 No Additional Representations. Parent and Purchaser acknowledge and agree that they, along with their Representatives, have conducted their own independent investigation, review and analysis of the business, operations, assets, Liabilities and prospects of the Company and its Subsidiaries. Parent and Purchaser acknowledge that they and their Representatives have been provided access to the personnel, properties, premises and records of the Company and its Subsidiaries for such purposes. In entering into this Agreement, Parent and Purchaser acknowledge that they have not relied on any factual representations of the Company or its Representatives, except for the specific representations and warranties of the Company set forth in this Agreement. Parent acknowledges that neither the Company nor any Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent and its Representatives except as expressly set forth herein, and neither the Company nor any other Person shall be subject to any liability to Parent or any other Person resulting from the Company’s making available to Parent or Parent’s use of such information, or any information, documents or material made available to Parent in the diligence materials provided to Parent, including in the “data room,” management presentations (formal or informal) or in any other form in connection with the transactions contemplated by this Agreement. Without limiting the foregoing, the Company makes no representation or warranty to Parent with respect to any financial projection or forecast relating to the Company or any of its Subsidiaries.
ARTICLE VI
COVENANTS
          Section 6.1 Conduct of Business of the Company. Except (a) as expressly required or permitted by this Agreement, (b) as set forth in Section 6.1 of the Company Disclosure Letter, (c) as required by applicable Law or (d) with the prior written consent of Parent given in response to a written request (including email) for said consent, which consent shall not be unreasonably withheld, delayed, or conditioned (and which shall be deemed given if Parent does not reply to said request within four (4) Business Days of the date such request is received by Parent), from the date of this Agreement to the earlier of (i) the date of termination of this Agreement or (ii) the Effective Time, the Company will, and will cause each of its Subsidiaries to, (x) conduct its operations only in the ordinary course of business consistent with past practice, (y) use commercially reasonable efforts to maintain and preserve intact in all material respects its business organization, including the services of its key employees and the goodwill of its material customers, distributors, suppliers and manufacturers and (z), without limiting the generality of the foregoing, the Company will not, and will cause each of its Subsidiaries not to, take any of the following actions:
          (a) propose, make or adopt any changes to the Company Organizational Documents;
          (b) make, declare, set aside, or pay any dividend or distribution on any shares of its capital stock or otherwise make any payments to its stockholders in their capacity as such,

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other than dividends paid by a wholly-owned Subsidiary to its parent corporation or another wholly-owned Subsidiary in the ordinary course of business;
          (c) (i) adjust, split, combine or reclassify or otherwise amend the terms of its capital stock, (ii) repurchase, redeem, purchase, acquire, encumber, pledge, dispose of or otherwise transfer, directly or indirectly, any shares of its capital stock or any securities or other rights convertible or exchangeable into or exercisable for any shares of its capital stock or such securities or other rights, (iii) authorize for issuance, issue, grant, deliver or sell any shares of its capital stock or any securities or other rights convertible or exchangeable into or exercisable for any shares of its capital stock or such securities or rights (other than pursuant to the exercise of the Stock Options or Warrants outstanding as of the date of this Agreement in accordance with their terms as of the date of this Agreement or the issuance of Stock Options in the ordinary course of business), (iv) adjust or amend any of the terms (including the exercise prices) of the Stock Options or Warrants, (v) enter into any Contract, understanding or arrangement with respect to the sale, voting, pledge, encumbrance, disposition, acquisition, transfer, registration or repurchase of its capital stock or such securities or other rights or (vi) register for sale, resale or other transfer any Shares under the Securities Act on behalf of the Company or any other Person;
          (d) except in the ordinary course of business, sell, lease or otherwise dispose of, or encumber or subject to any Lien, a material amount of the Company’s assets or securities, including by merger, consolidation, asset sale or other business combination;
          (e) directly or indirectly acquire or agree to acquire (i) by merging with, consolidating with or purchasing a majority equity interest in or a majority of the assets of, making an investment in or loan or capital contribution to or in any other manner, any corporation, partnership, association or other business organization or division thereof or (ii) any assets that are otherwise material to the Company and its Subsidiaries, other than assets acquired in the ordinary course of business consistent with past practice;
          (f) except as set forth in Section 6.1(f) of the Company Disclosure Letter (i) incur, create, assume or otherwise become liable for, or repay or prepay, any indebtedness for borrowed money, any obligations under conditional or installment sale Contracts or other Contracts relating to purchased assets or property, any capital lease obligations or any guarantee or any such indebtedness of any other Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of any other Person, enter into any “keepwell” or other agreement to maintain any financial statement condition of any other Person or enter into any arrangement having the economic effect of any of the foregoing (collectively, “Indebtedness”), or amend, modify or refinance any Indebtedness or make any loans, advances or capital contributions to, or investments in, any other Person, other than the Company or any direct or indirect wholly owned Subsidiary of the Company;
          (g) except as set forth in Section 6.1(g) of the Company Disclosure Letter (i) pay, discharge, settle or satisfy obligations under the Credit Facility or any other claims, Liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction thereof (A) in the ordinary course of business consistent with past practice or (B) as required by their terms as in effect on the date of

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this Agreement of claims, liabilities or obligations which individually are less than $250,000 and are reflected or reserved against in the most recent audited financial statements (or the notes thereto) of the Company included in the Company SEC Documents (for amounts not in excess of such reserves), or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, (ii) cancel any material indebtedness value or (iii) waive, release, grant or transfer any right of material value other than in the ordinary course of business consistent with past practice;
          (h) adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, capitalization or other reorganization;
          (i) incur or commit to incur any capital expenditure or authorization or commitment with respect thereto which is not provided for in the capital expenditure budget set forth in Section 6.1(i) of the Company Disclosure Letter;
          (j) (i) modify, amend, terminate, cancel or extend any Company Contract or (ii) enter into any Contract that if in effect on the date hereof would be a Company Contract;
          (k) commence any Legal Action (other than a Legal Action as a result of a Legal Action commenced against the Company or any of its Subsidiaries or commenced by the Company against Parent or Purchaser in respect of this Agreement or the transactions contemplated by this Agreement), or compromise, settle or agree to settle any Legal Action (excluding any Legal Action relating to this Agreement or the transactions contemplated hereby) other than compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of money damages not in excess of $100,000 individually or $250,000 in the aggregate, in any case without the imposition of equitable relief on, or the admission of wrongdoing by, the Company;
          (l) change its financial accounting methods, principles or practices in any material respect, except insofar as may have been required by a change in GAAP or applicable Law, or revalue any of its material assets;
          (m) settle or compromise any material liability for Taxes, amend any material Tax Return, make any material Tax election or take any material position on any material Tax Return filed on or after the date of this Agreement, adopt or change any method of accounting, principles, or practices for Tax purposes, or consent to any extension or waiver of any limitations period with respect to any claim or assessment for Taxes;
          (n) change its fiscal year;
          (o) (i) except as required under any Company Benefit Plan or as required to comply with any applicable Law, grant any current or former director, officer, employee or independent contractor any increase in compensation, bonus or other benefits, or grant of any type of compensation or benefits to any current or former director, officer, employee or independent contractor not previously receiving or entitled to receive such type of compensation or benefit, or pay any bonus of any kind or amount to any current or former director, officer, employee or independent contractor, (ii) except as required under the Change In Control Plan, grant or pay to any current or former director, officer, employee or independent contractor any

40

severance, change in control or termination pay, or modifications thereto or increases therein, (iii) pay any benefit or grant or amend any award (including in respect of stock options, stock appreciation rights, performance units, restricted stock or other stock-based or stock-related awards or the removal or modification of any restrictions in any Company Benefit Plan or awards made thereunder) except as required to comply with any applicable Law or any Company Benefit Plan in effect as of the date hereof or except for payments of salaries or benefits to the Company’s employees in the ordinary course of business, (iv) adopt or enter into any collective bargaining agreement or other labor union contract, (v) take any action to accelerate the vesting or payment of any compensation or benefit under any Company Benefit Plan or other Contract or (vi) adopt any new employee benefit plan or arrangement or amend, renew, modify or terminate any existing Company Benefit Plan, in each case for the benefit of any current or former director, officer, employee or independent contractor, other than as required by applicable Law;
          (p) fail to keep in force insurance policies or replacement or revised provisions regarding insurance coverage with respect to the material assets, operations and activities of the Company and its Subsidiaries as in effect as of the date hereof;
          (q) renew or enter into any non-compete, exclusivity, or non-solicitation agreement that would restrict or limit, in any material respect, the operations of the Company or any of its Subsidiaries;
          (r) waive any material benefits of, or agree to modify in any adverse respect, or fail to enforce, or consent to any matter with respect to which its consent is required under, any standstill or confidentiality agreement (but excluding confidentiality provisions in the Contracts entered into in the ordinary course of business) to which the Company or any of its Subsidiaries is a party;
          (s) enter into any new line of business outside of its existing business;
          (t) enter into any new real property lease (other than collocation Contracts entered into in the ordinary course of business consistent with past practice), or amend the terms of, or terminate any interest in, any Leased Property;
          (u) enter into any Contract with respect to network infrastructure or indefeasible rights of use of capacity or infrastructure, each with a term of more than five (5) years;
          (v) prepay any Contracts, other than in the ordinary course of business consistent with past practice; or
          (w) agree, authorize, resolve, or commit to do any of the foregoing.
          Section 6.2 Other Actions. Parent, Purchaser and the Company will not, and will cause their respective Subsidiaries and Affiliates not to, take any action that would reasonably be expected to, individually or in the aggregate, result in any of the conditions to the Merger set forth in Article VII of this Agreement not being satisfied or satisfaction of those conditions being materially delayed, except, in the case of the Company, to the extent the Company Board withdraws, modifies or amends the Company Board Recommendation to the

41

extent permitted by Section 6.4 or terminates this Agreement to the extent permitted by Article VIII.
          Section 6.3 Access to Information; Confidentiality. Subject to applicable Law, the Company will provide and will cause its Subsidiaries and its and their respective Representatives to provide Parent, Purchaser and their Representatives, during normal business hours and upon reasonable advance notice (i) such access to the officers, management, employees, offices, properties, books and records of the Company and such Subsidiaries (so long as such access does not unreasonably interfere with the operations of the Company) as Parent or Purchaser reasonably may request, except that Parent or Purchaser shall not conduct any physical testing, sampling or analysis of soil, subsoil, groundwater, other environmental constituents, or building materials without specific written authorization from the Company, and (ii) all documents (including, without limitation, financial, operating and other data) that Parent or Purchaser reasonably may request. Notwithstanding the foregoing, the Company shall not be obligated to comply with the foregoing provisions of this Section 6.3 (A) with respect to materials, documents or information relating to this Agreement or the transactions contemplated hereby, or any Takeover Proposal, Superior Proposal, contemplated Adverse Recommendation Change or a definitive agreement in respect of any of the foregoing or (B) if the Company determines in its reasonable judgment that (1) such compliance would be reasonably expected to result in the violation of applicable Law, or the Company Board’s fiduciary duties or (2) such noncompliance is necessary or advisable to preserve attorney-client, work-product or any similar privilege, or to protect any trade secret. All information exchanged or received pursuant to this Section 6.3 shall be deemed to be “Confidential Information,” as defined in and subject to the terms of the Confidentiality Agreement.
          Section 6.4 Solicitation. (a) Notwithstanding any other provision of this Agreement to the contrary, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. New York City time on June 16, 2009 (the “Solicitation Period End Time”), the Company and its Representatives shall have the right to directly or indirectly: (i) initiate, solicit and encourage Takeover Proposals (or inquiries, proposals or offers or other efforts or attempts that may lead to Takeover Proposals), including by way of providing access to non-public information pursuant to (but only pursuant to) one or more Acceptable Confidentiality Agreements; provided that the Company shall promptly (and in any event within twenty-four (24) hours) provide Parent access to any material non-public information concerning the Company or its Subsidiaries that is provided to any Person given such access which was not previously provided to Parent or its Representatives; and (ii) enter into and maintain discussions or negotiations with respect to Takeover Proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations. Within two (2) Business Days after the Solicitation Period End Time, the Company shall provide Parent a description of the material terms and conditions of each Takeover Proposal received from an Excluded Party (as defined below), and the Company shall keep Parent reasonably informed on a current basis (and in any event within two (2) Business Days of the occurrence of any changes, developments, discussions or negotiations) of the status of any such Takeover Proposal. Except as permitted by this Section 6.4 and except with respect to any Excluded Party (as defined below, and as determined by the Company Board no later than the Solicitation Period End Time), at the Solicitation Period End Time the Company shall, and shall cause each of its Subsidiaries and the Representatives of the Company and its Subsidiaries to, (1) immediately cease and cause to be

42

terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Takeover Proposal, (2) request the prompt return or destruction of all confidential information previously furnished to any Person in respect of a Takeover Proposal and (3) not terminate, waive, amend, release or modify any provision of any confidentiality or standstill agreement to which it or any of its Affiliates or Representatives is a party with respect to any Takeover Proposal, and shall enforce the provisions of any such agreement. Notwithstanding anything to the contrary in this Section 6.4, any Excluded Party shall cease to be an Excluded Party for all purposes under this Agreement immediately at such time as the Takeover Proposal made by such party is withdrawn, is terminated, expires or fails, in the reasonable judgment of the Company Board, to continuously satisfy the requirements of Sections 6.4(c)(i) and (iii).
          (b) Except as otherwise permitted by Section 6.4(a), Section 6.4(c) and Section 6.4(e) and except with respect to any written Takeover Proposal received after the date hereof and prior to the Solicitation Period End Time with respect to which the requirements of Sections 6.4(c)(i), (c)(iii), and (c)(iv) have been satisfied as of the Solicitation Period End Time and at all times thereafter (any Person so submitting such Takeover Proposal, an “Excluded Party”), the Company shall not and shall cause its Subsidiaries and Representatives not to, directly or indirectly, from the Solicitation Period End Time until the earlier of the Effective Time or the termination of this Agreement pursuant to Article VIII:
               (i) initiate, solicit or knowingly encourage (including by way of providing non-public information) or facilitate the submission of any inquiries, proposals or offers with respect to a Takeover Proposal;
               (ii) participate or engage in any discussions or negotiations with, or furnish or disclose any non-public information relating to the Company or any of its Subsidiaries to, or otherwise knowingly cooperate with or knowingly assist any Person, in each case, in connection with a Takeover Proposal;
               (iii) approve, endorse or recommend any Takeover Proposal (but specifically excluding any Acceptable Confidentiality Agreements);
               (iv) enter into any merger agreement, letter of intent, agreement in principle, acquisition agreement, purchase agreement, option agreement or other similar agreement relating to a Takeover Proposal; or
               (v) resolve, propose or agree to do any of the foregoing.
          (c) Notwithstanding anything to the contrary contained in this Section 6.4 (and in addition to but not in lieu of the Company’s rights under Section 6.4(a)), if at any time following the date of this Agreement and prior to the earlier of the Effective Time or the termination of this Agreement pursuant to Article VIII, (i) the Company has received a written Takeover Proposal from a third party that the Company Board determines in good faith to be bona fide, (ii) the Company has not materially breached this Section 6.4 and (iii) the Company Board determines in good faith that such Takeover Proposal constitutes or would be reasonably likely to result in a Superior Proposal, and (iv) after consultation with its outside counsel, the Company Board determines in good faith that the failure to take such actions or any of the

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actions described in the following clauses (1) and (2) would be inconsistent with its fiduciary duties to the stockholders of the Company under applicable Law, then the Company may (1) furnish information pursuant to (but only pursuant to) an one or more Acceptable Confidentiality Agreements with respect to the Company and its Subsidiaries to the Person making such Takeover Proposal and (2) engage in discussions or negotiations with the Person making such Takeover Proposal regarding such Takeover Proposal; provided that the Company will not, and will not allow its Subsidiaries or their respective Representatives to, disclose any non-public information to such Person unless the Company promptly (and in any event within twenty-four (24) hours) provides Parent access to such material non-public information concerning the Company and its Subsidiaries provided to such other Person which was not previously provided to Parent. Without limiting the generality of the foregoing sentence, prior to the Effective Time, the Company shall in any event be permitted to take the actions described in clauses (1) and (2) above (subject to the proviso thereto) with respect to an Excluded Party.
          (d) From and after the Solicitation Period End Time and until the earlier of the Effective Time or the termination of this Agreement pursuant to Article VIII, the Company shall promptly (and in any event within forty-eight (48) hours) notify Parent in the event that the Company or any of its Subsidiaries or their respective Representatives receives (other than from any Excluded Party): (i) any Takeover Proposal, (ii) any request for non-public information relating to the Company or any of its Subsidiaries other than requests for information from an Excluded Party or in the ordinary course of business consistent with past practices and unrelated to a Takeover Proposal or (iii) any inquiry or request for discussions or negotiations regarding any Takeover Proposal. The Company shall promptly (and in any event within forty-eight (48) hours) notify Parent of the identity of such Person and provide Parent with a description of such Takeover Proposal, indication, inquiry or request. The Company shall keep Parent reasonably informed on a current basis (and in any event within forty-eight (48) hours of the occurrence of any changes, developments, discussions or negotiations) of the status of any such Takeover Proposal, indication, inquiry or request (including the material terms and conditions thereof and of any modification thereto). Without limiting the foregoing, from and after the Solicitation Period End Time until the earlier of the Effective Time or the termination of this Agreement pursuant to Article VIII, the Company shall promptly (and in any event within forty-eight (48) hours) notify Parent if it determines to begin providing information or to engage in discussions or negotiations concerning a Takeover Proposal pursuant to Section 6.4(c).
          (e) Except as permitted pursuant to Section 6.4(a), Section 6.4(c) or this Section 6.4(e), neither the Company Board nor any committee thereof shall (i) (A) withdraw (or modify or qualify in any manner adverse to Parent or Purchaser) the approval, recommendation or declaration of advisability by the Company Board or any such committee of this Agreement, the Merger or any of the other transactions contemplated hereby, (B) adopt, approve, recommend, endorse or otherwise declare advisable the adoption of any Takeover Proposal or (C) resolve, agree or propose to take any such actions (each such action set forth in this Section 6.4(e)(i) being referred to herein as an “Adverse Recommendation Change”) or (ii) cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (each, an “Alternative Acquisition Agreement”) constituting or which is reasonably likely to lead to any Takeover Proposal or (iii) resolve, agree or propose to take any such actions. Notwithstanding the foregoing or

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anything in this Section 6.4 to the contrary, at any time prior to the Effective Time, the Company Board may, if the Company Board determines in good faith (after consultation with outside counsel) that the failure to do so would be inconsistent with its fiduciary duties to the stockholders of the Company under applicable Law, taking into account all adjustments to the terms of this Agreement that may be offered by Parent pursuant to this Section 6.4(e), (x) make an Adverse Recommendation Change or (y) in response to a Superior Proposal that did not result from a material breach of this Section 6.4, cause the Company to terminate this Agreement pursuant to Section 8.4(b) (including payment of the Termination Fee) and concurrently enter into a binding Alternative Acquisition Agreement with respect to such Superior Proposal; provided, however, that (1) (AA) no Adverse Recommendation Change may be made and (BB) no such termination of this Agreement and entry into an Alternative Acquisition Agreement by the Company may be made, in each case, until after the fourth (4th) Business Day following Parent’s receipt (any such four Business Day period, a “Notice Period”) of written notice from the Company advising Parent that the Company Board intends to make an Adverse Recommendation Change or terminate this Agreement pursuant to Section 8.4(b), as the case may be, which written notice shall set forth (if applicable) the terms and conditions of, and the identity of any Person making, any Superior Proposal that is the basis of the proposed action by the Company Board (it being understood and agreed that the Company shall provide written notice of any amendment to the financial terms or any other material term of such Superior Proposal prior to the expiration of the Notice Period), (2) during the Notice Period, the Company shall, and shall cause its financial and legal advisors to, negotiate with Parent in good faith (to the extent Parent seeks to negotiate) to make such adjustments to the terms and conditions of this Agreement as would enable the Company to proceed with its recommendation of this Agreement and not make an Adverse Recommendation Change and (3) the Company shall not terminate this Agreement pursuant to Section 8.4(b) if, prior to the expiration of the Notice Period, Parent makes a binding written proposal to adjust the terms and conditions of this Agreement that the Company Board determines in good faith (after consultation with outside counsel and its financial advisor) to be at least as favorable as the Superior Proposal.
          (f) Nothing contained in this Agreement (including, without limitation, this Section 6.4) shall prohibit the Company Board from (i) making any “stop, look and listen” communication or similar communication of the type contemplated by Rule 14d-9 under the Exchange Act or (ii) complying with its disclosure obligations under applicable Law with regard to a Takeover Proposal, including taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) and Rule 14d-9 promulgated under the Exchange Act (or any similar communication to stockholders) or (iii) disclosing the fact that the Company Board has received a Takeover Proposal and the terms of such Takeover Proposal, if the Company Board determines, after consultation with its outside legal counsel, that the failure to take any such actions would be inconsistent with its fiduciary duties under applicable Law or to comply with obligations under any securities Laws or the rules and regulations of NASDAQ, provided, however, that any such disclosure (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be subject to the provisions of this Section 6.4.
          (g) The Company shall not take any action to exempt any Person (other than Parent, Purchaser and their respective Affiliates) from the restrictions on “business combinations” contained in Section 203 of the DGCL (or any similar provision of any other

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Takeover Law) or otherwise cause such restrictions not to apply, or agree to do any of the foregoing, unless such actions are taken substantially concurrently with a termination of this Agreement pursuant to Section 8.4(b).
          Section 6.5 Takeover Statutes. If any Takeover Law is or becomes applicable to this Agreement, the Merger or the other transactions contemplated by this Agreement, each of Parent, Purchaser and the Company and their respective boards of directors will (a) take all necessary action to ensure that such transactions may be consummated as promptly as practicable upon the terms and subject to the conditions set forth in this Agreement and (b) otherwise act to eliminate or minimize the effects of such Takeover Law.
          Section 6.6 Company Proxy Statement; Other Filings; Stockholders’ Meeting.
          (a) On or prior to the last day of the Solicitation Period End Time, the Company shall prepare and, after consultation with Parent, file with the SEC the Company Proxy Statement and each of the Company, Parent and Purchaser shall, or shall cause their respective Affiliates to, prepare and, after consultation with each other, file with the SEC all other filings that are required to be filed by such party in connection with the transactions contemplated hereby (the “Other Filings”). The Company will provide Parent a reasonable opportunity to review and consult with the Company regarding the Company Proxy Statement, or any amendments or supplements thereto, prior to filing the same with the SEC. Parent, Purchaser and the Company shall cooperate with one another in connection with the preparation of the Company Proxy Statement and the Other Filings and shall furnish all information concerning such party as the other party may reasonably request in connection with the preparation of the Company Proxy Statement and the Other Filings. Parent, Purchaser and the Company shall each use all reasonable efforts to have the Company Proxy Statement cleared by the SEC as promptly as reasonably practicable after such filing. The Company will use commercially reasonable efforts to cause the Company Proxy Statement to be mailed to the Company’s stockholders as promptly as reasonably practicable after the definitive Company Proxy Statement is cleared by the SEC (but in no event later than seven (7) Business Days after the Company Proxy Statement is cleared by the SEC).
          (b) As promptly as reasonably practicable, each of Parent and the Company shall notify the other of (i) the receipt of any comments from the SEC and all other written correspondence and oral communications with the SEC relating to the Company Proxy Statement and (ii) any request by the SEC for any amendment or supplement to the Company Proxy Statement or the Other Filings or for additional information with respect thereto. The Company and Parent shall each use its reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Company Proxy Statement by the SEC and the Company shall cause the definitive Company Proxy Statement to be mailed promptly after the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Company Proxy Statement. All filings by the Company with the SEC in connection with the transactions contemplated hereby, including the Company Proxy Statement and any amendment or supplement thereto and all mailings to the Company’s stockholders in connection with the Merger and transactions contemplated by this Agreement shall be subject to the reasonable prior review and comment of Parent. All filings by Parent with the SEC in

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connection with the transactions contemplated hereby shall be subject to the reasonable prior review and comment of the Company.
          (c) If, at any time prior to the Effective Time or the earlier termination of this Agreement pursuant to Article VIII, any information relating to the Company, Parent or Purchaser or any of their respective Affiliates, directors or officers is discovered by the Company, Parent or Purchaser which should be set forth in an amendment or supplement to the Company Proxy Statement or Other Filings, so that the Company Proxy Statement or Other Filings would not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing such information shall be filed promptly with the SEC and, to the extent required by Law, disseminated to the stockholders of the Company.
          (d) Notwithstanding any Adverse Recommendation Change and for so long as this Agreement has not been terminated in accordance with Article VIII, the Company shall, in accordance with applicable Law, its Certificate of Incorporation and Company Bylaws, take all reasonable action necessary to promptly and duly call, give notice of, convene and hold, as soon as reasonably practicable following the date upon which the Company Proxy Statement is cleared by the SEC for mailing to the Company’s stockholders (but in any event within twenty-two (22) Business Days after the date the definitive Company Proxy Statement is mailed to stockholders, or later if necessary to accommodate any amendments of the Proxy Statement needed to be filed with the SEC after the Proxy Statement is first mailed), the Company Stockholder Meeting for the purpose of seeking the Company Stockholder Approval. The Company Board shall (i) except as otherwise provided in Section 6.4, recommend adoption of this Agreement and include in the Company Proxy Statement such recommendation and (ii) use take all reasonable lawful action to solicit such adoption. Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to the first sentence of this Section 6.6(d) shall not be affected by the commencement, public proposal, public disclosure or communication to the Company or any other Person of any Takeover Proposal or the occurrence of any Adverse Recommendation Change, unless this Agreement is terminated pursuant to Article VIII hereof.
     Section 6.7 Employees. Purchaser will cause employees of the Surviving Corporation to be enrolled in Parent’s existing employee benefit plans (each such plan, a “Parent Plan”), and all such employees will be credited with his or her years of service with the Company and its Affiliates before the Effective Time (including predecessor or acquired entities or any other entities with respect to service for which the Company and its Affiliates have given credit for prior service). For purposes of each Parent Plan providing medical, dental, pharmaceutical and/or vision benefits, the Parent Plan will cause all pre-existing condition exclusions and actively-at-work requirements of such Parent Plan to be waived for such employee and his or her covered dependents, to the extent any such exclusions or requirements were waived or were inapplicable under any similar or comparable Company Benefit Plan, and the Parent Plan will cause any eligible expenses incurred by such employee and his or her covered dependents during the plan year in which the Closing falls to be taken into account under such Parent Plan for purposes of satisfying all deductible, coinsurance and maximum out-

47

of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such Parent Plan. The employees of the Company and its Subsidiaries shall be treated in a manner consistent with Parent’s past practices with respect to severance benefits. Notwithstanding anything to the contrary in this Agreement, in no event shall Parent, Purchaser or the Surviving Corporation amend, terminate or waive any provision of the Change In Control Plan during the twelve (12) month period immediately following the Effective Time (nor shall Parent, Purchaser or the Surviving Corporation amend this Agreement in respect of this obligation). This Section 6.7 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 6.7, expressed or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 6.7. Without limiting the foregoing, no provision of this Section 6.7 will create any third party beneficiary rights in any current or former employee, director or consultant of the Company or its Subsidiaries in respect of continued employment (or resumed employment) or any other matter. The Company’s employees set forth in Section 6.7 of the Company Disclosure Letter shall be terminated without cause effective as of the Effective Time.
          Section 6.8 Directors’ and Officers’ Indemnification and Insurance. (a) In the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including any such claim, action, suit, proceeding or investigation, in which any present or former director or officer of the Company or any of its Subsidiaries (together, the “Indemnified Parties”) is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining in whole or in part to, any action or failure to take action by any such Indemnified Party in such capacity taken prior to the Effective Time, the Surviving Corporation will, from and after the Effective Time, indemnify, defend and hold harmless, as and to the fullest extent permitted or required by applicable Law, and as may otherwise be required by the Company Organizational Documents (or any similar organizational document of the Company or its Subsidiaries), when applicable, or any indemnity agreements or Contracts applicable to any such Indemnified Party, against any losses, claims, damages, Liabilities, costs, legal and other expenses (including reimbursement for reasonable legal and other fees and expenses incurred in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party), judgments, fines and amounts paid in settlement actually incurred by such Indemnified Party in connection with such claim, action, suit, proceeding or investigation, subject to the Surviving Corporation’s receipt of an undertaking by such Indemnified Party to repay such legal and other fees and expenses paid in advance if it is ultimately determined by a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified under applicable Law.
          (b) The Surviving Corporation will (i) maintain in effect for a period of six years after the Effective Time, if available, the current policies of directors’ and officers’ liability insurance maintained by the Company immediately prior to the Effective Time (provided that the Surviving Corporation may substitute therefor policies, of at least the same coverage and amounts containing terms and conditions that are not less advantageous in the aggregate to the directors and officers of the Company) or (ii) obtain as of the Effective Time “tail” insurance policies with a claims period of six years from the Effective Time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous in the aggregate to the directors and officers of the Company, in each case with respect to claims,

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actions, suits, proceedings or investigations arising out of or relating to events which occurred before or at the Effective Time; provided, however that in no event will the Surviving Corporation be required to expend an aggregate premium for such “tail” insurance coverage contemplated by subsection (ii) of this Section 8.6(b) in excess of 100% of the last annual premium paid by the Company for its current policies of directors’ and officers’ liability insurance (which fiscal year 2009 premiums are hereby represented and warranted by the Company to be as set forth in Section 6.8(b) of the Company Disclosure Letter) prior to the date of this Agreement (the “Maximum Premium”). If such “tail” insurance coverage contemplated by subsection (ii) of this Section 8.6(b) cannot be obtained at all, or can only be obtained at an aggregate premium in excess of the Maximum Premium, the Surviving Corporation will obtain that amount of such “tail” insurance coverage obtainable for an aggregate premium equal to the Maximum Premium.
          (c) The provisions of this Section 6.8 will survive the Closing and, after the Effective Time, are intended to be for the benefit of, and will be enforceable by, each Indemnified Party and its successors and representatives after the Effective Time and their rights under this Section 6.8 are in addition to, and will not be deemed to be exclusive of, any other rights to which an Indemnified Party is entitled, whether pursuant to Law, Contract, the Company Organizational Documents (or similar organizational document) or the certificate of incorporation or bylaws of Parent, the Surviving Corporation or any of their respective Subsidiaries or otherwise.
          (d) Following the Effective Time, Parent, the Surviving Corporation and each of their respective Subsidiaries shall include and maintain in effect in their respective certificate of incorporation or bylaws (or similar organizational documents) for a period of six years after the Effective Time, provisions regarding the elimination of liability of directors (or their equivalent), indemnification of officers and directors thereof and advancement of expenses which are, in the aggregate with respect to each such entity, no less advantageous to the intended beneficiaries than the corresponding provisions contained in such organizational documents as of the date of this Agreement.
          (e) In the event that the Parent, Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Persons, or (ii) transfers all or substantially all of its properties or assets to any Person, then and in each case, proper provision will be made so that the applicable successors, assigns or transferees assume the obligations set forth in this Section 6.8.
          Section 6.9 All Reasonable Efforts. (a) Upon the terms and subject to the conditions set forth in this Agreement and in accordance with applicable Laws, each of the parties to this Agreement will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to ensure that the conditions to the Merger set forth in Article VII are satisfied and to consummate the transactions contemplated by this Agreement as promptly as practicable, including (i) obtaining all necessary actions or non-actions, waivers, consents and approvals from Governmental Entities and making all necessary registrations and filings and taking all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) making, as promptly as practicable (and in any event within 15 Business Days of the date of this

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Agreement), an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby and not extending any waiting period under the HSR Act or entering into any agreement with the U.S. Federal Trade Commission (the “FTC”) or the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”) not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other party hereto, (iii) making, as promptly as practicable, appropriate filings under any other antitrust, competition or pre-merger notification, trade regulation law, regulation or order, (iv) subject to first having used all reasonable efforts to negotiate a resolution of any objections underlying such lawsuits or other legal proceedings, defending and contesting any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any Governmental Entity vacated or reversed and (v) executing and delivering any additional instruments necessary to consummate the transactions contemplated hereby, and to fully carry out the purposes of this Agreement; provided, however, that neither the Company nor any of its Subsidiaries shall commit to the payment of any fee, penalty or other consideration or make any other concession, waiver or amendment under any Contract in connection with obtaining any consent without the prior written consent of Parent (except as required by the terms of the applicable Contract).
          (b) Parent, Purchaser and the Company will cooperate and consult with each other in connection with the making of all such filings, notifications and any other material actions pursuant to this Section 6.9, subject to applicable Law, by permitting counsel for the other party to review in advance, and consider in good faith the views of the other party in connection with, any proposed material written communication to any Governmental Entity and by providing counsel for the other party with copies of all filings and submissions made by such party and all correspondence between such party (and its advisors) with any Governmental Entity and any other information supplied by such party and such party’s Affiliates to a Governmental Entity or received from such a Governmental Entity in connection with the transactions contemplated by this Agreement; provided, however, that material may be redacted on the advice of outside counsel as necessary to address good faith legal privilege or confidentiality concerns.
          (c) Each of Parent, Purchaser and the Company will promptly inform the other party upon receipt of any material communication from the FTC, the Antitrust Division or any other Governmental Entity regarding any of the transactions contemplated by this Agreement. If Parent, Purchaser or the Company (or any of their respective Affiliates) receives a request for additional information or documentary material from any such Governmental Entity that is related to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. The parties agree not to participate, or to permit their Affiliates to participate, in any substantive meeting or discussion with any Governmental Entity in connection with the transactions contemplated by this Agreement unless it so consults with the other party in advance and, to the extent not prohibited by such Governmental Entity, gives the other party the opportunity to attend and participate. Each party will advise the other party promptly of any understandings, undertakings or agreements (oral or written) which the first party proposes to make or enter into with the FTC, the Antitrust Division or any other Governmental Entity in connection with the

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transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each party will use all reasonable efforts to resolve any objections that may be asserted with respect to the transactions contemplated by this Agreement under any antitrust, competition or trade regulatory Laws, including (subject to first having used all reasonable efforts to negotiate a resolution to any such objections) contesting and resisting any action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger or the other transactions contemplated by this Agreement and to have such statute, rule, regulation, executive order, decree, injunction or administrative order repealed, rescinded or made inapplicable so as to permit consummation of the transactions contemplated by this Agreement.
          (d) In furtherance and not in limitation of the covenants of the parties contained in this Section 6.9, if any objections are asserted with respect to the transactions contemplated hereby under any antitrust Law or if any suit is instituted (or threatened to be instituted) by the FTC, Antitrust Division or any other applicable Governmental Entity challenging any of the transactions contemplated hereby as violative of any antitrust Law or which would otherwise prohibit or materially impair or materially delay the consummation of the transactions contemplated hereby, each of Parent, Purchaser and the Company shall use its reasonable efforts to resolve any such objections or suits so as to permit consummation of the transactions contemplated by this Agreement.
          (e) Notwithstanding any other provision of this Agreement to the contrary, in no event shall Parent or any of its Affiliates be required to (i) agree or proffer to divest or hold separate (in a trust or otherwise), or take any other action with respect to, any of the assets or businesses of Parent or any of its Affiliates or, assuming the consummation of the Merger, the Surviving Corporation or any of its Affiliates, (ii) agree or proffer to limit in any manner whatsoever or not to exercise any rights of ownership of any securities (including the Shares) or (iii) enter into any agreement that in any way limits the ownership or operation of any business of Parent, the Company, the Surviving Corporation or any of their respective Affiliates.
          Section 6.10 Public Announcements. Parent, Purchaser and the Company will reasonably consult with each other before issuing any press release or otherwise making any public statements about this Agreement or any of the transactions contemplated by this Agreement. Neither Parent, Purchaser nor the Company will issue any such press release or make any such public statement without the prior written consent of the other parties hereto, except to the extent that the disclosing party determines in good faith it is required to do so by applicable Laws or the rules or regulations of NASDAQ, in which case that party will use all reasonable efforts to consult with the other party and to implement their comments before issuing any such release or making any such public statement.
          Section 6.11 FIRPTA Certificate. The Company shall deliver to Purchaser a certificate dated as of the Closing Date, sworn under penalty of perjury, stating that the Company is not a “United States real property holding corporation” (a “USRPHC”), as such term is defined by Section 897(c)(2) of the Code and the Treasury Regulations, and has not been a USRPHC on any determination date during the five-year period ending on the Closing Date, and that none of

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the shares of capital stock of the Company constitute, as of the Closing Date, a “United States real property interest” under Code Section 897(c) (the “FIRPTA Certificate”).
          Section 6.12 Fees and Expenses. Whether or not the Merger is consummated, and subject to the provisions of Section 8.6, all expenses (including those payable to Representatives) incurred by any party to this Agreement or on its behalf in connection with this Agreement and the transactions contemplated by this Agreement (“Expenses”) will be paid by the party incurring those Expenses.
          Section 6.13 Rule 16b-3. Prior to the Effective Time, the Company may take such steps as may be reasonably requested by any party hereto to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act in accordance with that certain No-Action Letter dated January 12, 1999 issued by the SEC regarding such matters.
          Section 6.14 Updated Financials. The Company shall deliver to Parent monthly financial statements (consisting of an income statement, balance sheet, and trial balance prepared using the same format and methodology as the financial statements attached hereto as Section 6.14 of the Company Disclosure Letter) of the Company and its Subsidiaries within 20 days of the end of each calendar month.
          Section 6.15 Financing.
          (a) Parent shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the financing on the terms and conditions described in the Financing Agreements (the “Financing”), including, without limitation, (i) making a Class B Capital Call (as defined in the Financing Agreements) within five (5) Business Days of the execution of this Agreement in an amount that is sufficient (when aggregated with Parent’s cash as of the date of this Agreement) to consummate the Merger and the other transactions contemplated by this Agreement and (ii) using commercially reasonable efforts to (A) maintain in effect the Financing Agreements, (B) satisfy on a timely basis all conditions applicable to the Financing in the Financing Agreements that are within the control of Parent or the Purchaser and comply with its obligations thereunder, and (C) consummate the Financing at or prior to the Closing. If any portion of the Financing becomes unavailable or Parent becomes aware of any event or circumstance that makes any portion of the Financing unavailable, in each case, on the terms and conditions contemplated by the Financing Agreements and such portion is reasonably required to fund the Payment Fund and consummate the Merger and the other transactions contemplated by this Agreement, Parent shall use its commercially reasonable efforts to arrange and obtain alternative financing upon terms and conditions not less favorable to Parent or the Surviving Corporation than those in the Financing Agreements (as determined in the reasonable judgment of Parent) from the same and/or alternative financial sources in an amount sufficient to fund the Payment Fund and to consummate the Merger and the other transactions contemplated by this Agreement (“Alternative Financing”), as promptly as practicable following the occurrence of such event.

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          (b) The Company shall provide, and shall cause its Subsidiaries, and shall use its commercially reasonable efforts to cause each of its and their respective Representatives to provide all cooperation reasonably requested by Parent in connection with the Financing or any Alternative Financing (collectively the “Financing Arrangements”); provided, however, (i) such requested cooperation does not unreasonably interfere with the ongoing operations of the Company and its Subsidiaries; (ii) in no event shall the Company be required to take any actions that would encumber any of its assets prior to the consummation of the Merger or that would result in a breach of any of its Contracts; and (iii) neither the Company nor any of its Subsidiaries shall (x) be required to pay any commitment or other similar fee, (y) have any liability or any obligation under any Contract related to the Financing Arrangements or (z) be required to incur any other liability in connection with the Financing Arrangements except, in each case, for any commitment, fee, liability or obligation expressly conditioned on the occurrence of the Closing.
          (c) Parent (i) shall promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs (including reasonable attorneys’ fees) to the extent incurred by the Company, any of its Subsidiaries or their respective Representatives in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 6.15 and (ii) shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all Liabilities suffered or incurred by any of them in connection with any of the Financing Arrangements and any information used in connection therewith, other than with respect to any information provided by the Company or any of its Subsidiaries, except in the event that such Liabilities arose out of or result from the willful misconduct or gross negligence of the Company, its Subsidiaries or their respective Representatives.
          (d) In the event that the Financing Agreements are amended, replaced, supplemented or otherwise modified, including as a result of seeking Alternative Financing in accordance with Section 6.15(a), each of Parent and the Company shall comply with its covenants in Sections 6.15(a), (b), and (c) with respect to the Financing Agreements, as so amended, replaced, supplemented or otherwise modified and with respect to such Alternative Financing to the same extent that Parent and the Company would have been obligated to comply with respect to the Financing. Notwithstanding anything in this Section 6.15 to the contrary and for the avoidance of doubt, in no event shall the consummation of the Merger or the other transactions contemplated by this Agreement be conditioned upon or subject to the availability, success or consummation of the Financing, any Alternative Financing or any other financing arrangements of Parent or the Purchaser.
          (e) Parent agrees that between the date of this Agreement and the earlier of the consummation of the Merger or the termination of this Agreement in accordance with Article VIII, (i) Parent shall promptly inform the Company in the event that it becomes aware of a material breach of the Financing Agreements that could reasonably be expected to adversely affect Parent’s ability to consummate the Merger or the other transactions contemplated by this Agreement, (ii) Parent shall maintain at least $25,000,000 in cash on Parent’s balance sheet, (iii) Parent will not vote or consent in writing to or otherwise propose, solicit, encourage, suggest, support or advocate any amendment, modification, waiver, supplement or termination of the Financing Agreements which is intended to, or has or would reasonably be expected to have the

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effect of, affecting (A) the rights or obligations of a Defaulting Investor Member (as defined in the Financing Agreements), (B) the procedure or requirements by which a Class B Capital Call (as defined in the Financing Agreements) is made, approved or vetoed or (C) the Class B Capital Commitment (as defined in the Financing Agreements) of any Member (as defined in the Financing Agreements) other than increases in the Class B Capital Commitment of any Member and (iv) there shall not be one or more Subsequent Closings (as defined in the Financing Agreements) that would result in the funding of Class B Capital Commitments (as defined in the Financing Agreements) of more than $20,000,000 in the aggregate.
          Section 6.16 NASDAQ De-Listing. Prior to the Closing Date, the Company shall cooperate with Parent and use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Shares from NASDAQ and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.
          Section 6.17 Director Resignations. The Company shall cause to be delivered to Parent resignations of all the directors of the Company and its Subsidiaries to be effective upon the consummation of the Merger.
          Section 6.18 Regulatory Licenses. Between the date of this Agreement and the earlier of the consummation of the Merger or the termination of this Agreement in accordance with Article VIII, the Company shall use its reasonable efforts to maintain in full force and effect each of the FCC License, CAPUC License, NYPSC License and NJBPU License.
          Section 6.19 Acknowledgment. Each of the Company, Parent and Purchaser shall, subject to the provisions, restrictions and limitations set forth in Section 6.9 hereof, use their respective reasonable efforts to promptly hereafter complete the actions set forth in Section 6.19(a) and 6.19(b) of the Company Disclosure Letter; provided, however, in no event shall the failure to complete such actions in Section 6.19(b) of the Company Disclosure Letter be deemed to be a breach of this covenant by any party hereto.
ARTICLE VII
CONDITIONS
          Section 7.1 Conditions to the Obligations of Each Party. The obligations of the Company, Parent and Purchaser to consummate the Merger are subject to the satisfaction or waiver in writing at or prior to the Effective Time of the following conditions:
          (a) Company Stockholder Approval. The Company Stockholder Approval shall have been obtained by the Company.
          (b) HSR Approval. Any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been earlier terminated, and any approvals required thereunder shall have been obtained.
          (c) No Injunctions or Restraints. No Governmental Entity will have enacted, issued, promulgated, enforced or entered any Laws or Orders (whether temporary, preliminary or

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permanent) that enjoin or otherwise prohibit consummation of the Merger or the other transactions contemplated by this Agreement.
          (d) Regulatory Consents. With respect to each of the FCC License, CAPUC License, NYPSC License and NJBPU License, any waiting periods thereunder (and any extensions thereof) applicable to the consummation of the Merger shall have expired or been earlier terminated, and any approvals required thereunder shall have been obtained.
          Section 7.2 Conditions to the Obligations of Parent and Purchaser. The obligations of Parent and Purchaser to consummate the Merger are subject to the satisfaction or waiver by Parent in writing at or prior to the Effective Time of the following additional conditions:
          (a) Company Representations and Warranties. The representations and warranties of the Company set forth in Article IV of this Agreement shall be true and correct both when made and at and as of the Effective Time, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; provided, however, that each of the representations and warranties set forth in Sections 4.2, 4.4, 4.12(g) and 4.29 shall be true and correct in all material respects both when made and at and as of the Effective Time, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date).
          (b) Company Covenants. The Company shall have performed in all material respects all obligations, or complied in all material respects with the agreements and covenants, required to be performed by or complied with by it pursuant to this Agreement.
          (c) Indebtedness. The aggregate amount of the Company’s and its Subsidiaries’ Indebtedness as of the Closing Date (excluding any fees or interest payments in respect of such Indebtedness) shall not exceed $13,500,000.
          (d) Compliance Certificate. Parent shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to the effect that the conditions set forth in Sections 7.2(a), 7.2(b), and 7.2(c) have been, or as of immediately prior to the Closing will be, satisfied.
          (e) Absence of Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.
          (f) Dissenters’ Rights. The time period for the exercise by any stockholder of the Company of any appraisal rights or dissenters’ rights applicable as a result of the Merger, including any such rights under Section 262 of the DGCL, shall have expired and the holders of Shares representing less than fifteen percent (15%) of the Shares shall have demanded and perfected their right to an appraisal of the Shares in accordance with Section 262(d) of the DGCL and not withdrawn such demand.

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          Section 7.3 Conditions to the Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction or waiver by the Company in writing at or prior to the Effective Time of the following additional conditions:
          (a) Parent Representations and Warranties. The representations and warranties of Parent and Purchaser set forth in Article V of this Agreement shall be true and correct both when made and at and as of the Effective Time, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Acquiror Material Adverse Effect” set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Acquiror Material Adverse Effect.
          (b) Parent Covenants. Each of Parent and Purchaser shall have performed in all material respects all obligations, or complied in all material respects with the agreements and covenants, required to be performed by or complied with by it pursuant to this Agreement.
          (c) Compliance Certificate. The Company shall have received a certificate signed on behalf of the Parent and Purchaser by a senior executive officer of each of Parent and Purchaser to the effect that the conditions set forth in Sections 7.3(a) and 7.3(b) have been, or as of immediately prior to the Closing will be, satisfied.
          Section 7.4 Frustration of Conditions. None of the Company, Parent or Purchaser may rely on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such failure was caused by such party’s failure to act in good faith or to use its reasonable best efforts to consummate the Merger and the other transactions contemplated by this Agreement.
ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER
          Section 8.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Closing by mutual written consent of Purchaser and the Company.
          Section 8.2 Termination by Either Purchaser or the Company. This Agreement may be terminated by either Purchaser or the Company at any time prior to the Closing:
          (a) if the Closing shall not have occurred on or before December 31, 2009 (the “Initial Termination Date”); provided, however, that in the event the condition to the Merger set forth in Section 7.1(b) or Section 7.1(d) shall not have been satisfied or waived on or prior to the Initial Termination Date, and all of the other conditions to the Merger shall have been satisfied or waived on or prior to the Initial Termination Date (other than conditions which would be satisfied at Closing), the Initial Termination Date shall be automatically extended until March 31, 2010 (the “Extended Termination Date”); and provided further, that the right to terminate this Agreement pursuant to this Section 8.2(a) shall not be available to any party hereto whose breach of any covenant or obligation under this Agreement has resulted in the failure of

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any of the conditions to the Merger to be satisfied on or before the Initial Termination Date or the Extended Termination Date, as applicable; or
          (b) if the Company Stockholder Approval shall not have been obtained at the Company Stockholder Meeting; or
          (c) if any Law or Order prohibits consummation of the Merger or if any Order restrains, enjoins or otherwise prohibits consummation of the Merger, and such Order has become final and nonappealable.
          Section 8.3 Termination by Purchaser. This Agreement may be terminated by Purchaser at any time prior to the Closing:
          (a) if (i) an Adverse Recommendation Change shall have occurred, (ii) the Company Board approves, endorses or recommends any Takeover Proposal other than the Merger, (iii) the Company Board approves, endorses, recommends, or causes the Company or any of its Subsidiaries to enter into, a binding written merger agreement, acquisition agreement, purchase agreement, option agreement or other similar sale agreement to consummate a Takeover Proposal; or (iv) the Company or the Company Board resolves or announces its intention to do any of the foregoing (but, in the case of each of (i), (ii), (iii) or (iv), specifically excluding any Acceptable Confidentiality Agreements); or
          (b) in the event (A) of a breach of any covenant or agreement on the part of the Company set forth in this Agreement or (B) that any representation or warranty of the Company set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate as of the date of termination (as if made on such date), but in either case only to the extent that such breach or inaccuracy would reasonably be expected to result in the condition set forth in Section 7.2(a) or Section 7.2(b) not being satisfied as of the date of termination; provided, however, that notwithstanding the foregoing, in the event that such breach of covenant by the Company is, or such inaccuracies in the representations and warranties of the Company are, curable by the Company, then Purchaser shall not be permitted to terminate this Agreement pursuant to this Section 8.3(b) until the expiration of a twenty (20) Business Day period after delivery of written notice from Purchaser to the Company of such breach or inaccuracy, as applicable (it being understood that Purchaser may not terminate this Agreement pursuant to this Section 8.3(b) if such breach or inaccuracy by the Company is cured within such twenty (20) Business Day period); provided, further, however, that Purchaser may not terminate this Agreement pursuant to this Section 8.3(b) if Parent or Purchaser is in material breach of any provision of this Agreement.
          Section 8.4 Termination by the Company. This Agreement may be terminated by the Company:
          (a) at any time prior to the Closing, in the event (A) of a breach of any covenant or agreement on the part of Parent or Purchaser set forth in this Agreement or (B) that any of the representations and warranties of Parent and Purchaser set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate as of the date of termination (as if made on such date), but in either case only to the extent that such breach or

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inaccuracy would reasonably be expected to result in the conditions set forth in Section 7.3(a) or Section 7.3(b) not being satisfied as of the date of termination; provided however, that notwithstanding the foregoing, in the event that such breach of covenant by Parent or Purchaser is, or such inaccuracies in the representations and warranties of Parent or Purchaser are, curable by Parent or Purchaser, then the Company shall not be permitted to terminate this Agreement pursuant to this Section 8.4(a) until the expiration of a twenty (20) Business Day period after delivery of written notice from the Company to Parent of such breach or inaccuracy, as applicable (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.4(a) if such breach or inaccuracy by Parent or Purchaser is cured within such twenty (20) Business Day period); provided, further, however, that the Company may not terminate this Agreement pursuant to this Section 8.4(a) if the Company is in material breach of any provision of this Agreement;
          (b) at any time pursuant to and in accordance with Section 6.4(e); provided, however, that the Company shall not terminate this Agreement pursuant to this Section 8.4(b), and any purported termination pursuant to this Section 8.4(b) shall be void and of no force or effect, unless in advance of or concurrently with such termination the Company pays the Termination Fee and Parent Expenses in the manner provided for in Section 8.6(a)(ii); or
          (c) at any time in the event that (i) all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied or waived in writing (other than such conditions which would be satisfied at the Closing) and Purchaser has breached its obligation to consummate the Closing in accordance with Section 2.2 and fund the Payment Fund in accordance with Section 3.2(a) or (ii) Parent or Purchaser is in breach of any of their respective representations, warranties or covenants and such breaches, individually or in the aggregate, have had or would reasonably be expected to have an Acquiror Material Adverse Effect and are not cured within twenty (20) Business Days of Parent’s or Purchaser’s receipt of notice from the Company of such breaches.
          Section 8.5 Effect of Termination. If this Agreement is terminated pursuant to this Article VIII, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any stockholder, director, officer, employee, agent or Representative of such party); provided, however, each of this Section 8.5, Section 8.6 (including with respect to any Termination Fee, Parent Expenses and Parent Termination Fee that may be payable pursuant thereto) and Article IX (except Section 9.13), will survive any termination of this Agreement.
          Section 8.6 Fees and Expenses Following Termination. (a) The Company will pay, or cause to be paid, to Purchaser or to accounts designated by Purchaser in writing by wire transfer of immediately available funds an amount equal to $2,721,041 (the “Termination Fee”), plus the full amount of the Parent Expenses:
               (i) if this Agreement is terminated by Purchaser pursuant to Section 8.3(a), in which event payment of the Termination Fee and Parent Expenses will be made within two (2) Business Days after such termination;

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               (ii) if this Agreement is terminated by the Company pursuant to Section 8.4(b) in which event payment of the Termination Fee and Parent Expenses must be made in advance of or concurrently with such termination; or
               (iii) if (A) this Agreement is terminated by either party pursuant to Section 8.2(b) or by Purchaser pursuant to Section 8.3(b), (B) a Takeover Proposal (whether or not conditional) shall have been made directly to the Company’s stockholders, otherwise publicly disclosed or otherwise communicated to senior management of the Company or the board of directors of the Company, and not withdrawn, prior to the Company Stockholder Meeting, and (C) within 180 days after the date of such termination, the Company enters into, or submits to its stockholders for adoption, a written agreement in respect of any Takeover Proposal or a transaction in respect of a Takeover Proposal (including, without limitation, a tender offer) is consummated (which, in each case, need not be the same Takeover Proposal that shall have been made, publicly disclosed or communicated prior to the Company Stockholder Meeting), the payment of the Termination Fee and Parent Expenses will be made within five (5) Business Days after the consummation of such definitive agreement (or transaction).
               “Parent Expenses” means all reasonable out-of-pocket expenses of Parent and Purchaser (including all fees and expenses of financing sources, counsel, accountants, investment bankers, experts and consultants to Parent and Purchaser and their Affiliates) incurred by Parent or Purchaser or on their behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, not to exceed $1,000,000 in the aggregate.
          (b) Parent will pay, or cause to be paid, to Company or to accounts designated by Company in writing by wire transfer of immediately available funds an amount equal to $25,000,000 (the “Parent Termination Fee”) if this Agreement is terminated by the Company pursuant to Section 8.4(c), in which event payment of the Parent Termination Fee will be made within two (2) Business Days after such termination.
          (c) The parties acknowledge that the agreements contained in Section 8.6(a) and 8.6(b) are an integral part of the transactions contemplated by this Agreement, that without these agreements neither party would have entered into this Agreement, and that any amounts payable pursuant to Section 8.6(a) or 8.6(b) do not constitute a penalty. If either party fails to pay any amounts due to such other party pursuant to Section 8.6 within the time periods specified in Section 8.6, such party shall pay the costs and expenses (including reasonable legal fees and expenses) incurred by the other party in connection with any action, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on such unpaid amounts at the prime lending rate prevailing during such period as published in The Wall Street Journal, calculated on a daily basis from the date such amounts were required to be paid until the date of actual payment.
          (d) For the avoidance of doubt, the Company shall not be required to pay the Termination Fee or Parent Expenses more than once, and Parent and Purchaser shall not be required to pay the Parent Termination Fee more than once. In the event either (i) the Termination Fee and Parent Expenses (plus any amounts contemplated by Section 8.6(c)) are required to be paid by the Company as a result of a termination of this Agreement, or (ii) the

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Parent Termination Fee (plus any amounts contemplated by Section 8.6(c)) are required to be paid by Parent or Purchaser as a result of a termination of this Agreement, then Purchaser’s right to receive the Termination Fee and Parent Expenses (plus any amounts contemplated by Section 8.6(c)), or the Company’s right to receive the Parent Termination Fee (plus any amounts contemplated by Section 8.6(c)), as the case may be, shall be deemed liquidated damages and such right to receipt shall be (A) Parent’s and Purchaser’s (in the case of payment contemplated by subsection (d)(i) above) sole and exclusive remedy in respect of such termination (and any breaches of this Agreement by the Company in connection therewith), and (B) the Company’s (in the case of payment as contemplated by subsection (d)(ii) above) sole and exclusive remedy in respect of such termination (and any breaches of this Agreement by the Parent or Purchaser in connection therewith); provided, however, that nothing in this Section 8.6(d) shall be deemed to limit Parent’s or Purchaser’s right to seek specific performance with respect to breaches of this Agreement by the Company pursuant to Section 9.13; provided, further, that notwithstanding the foregoing proviso or anything in Section 9.13 to the contrary, in the event that this Agreement has been terminated in accordance with Article VIII and as a result of such termination, the Company is obligated to pay the Termination Fee and the Parent Expenses (and, if applicable, any amounts contemplated by Section 8.6(c)), then Parent and Purchaser shall not have any right pursuant to Section 9.13 to seek or enforce consummation of the Merger and Parent’s and Purchaser’s remedies shall be limited solely to the right to receive the Termination Fee and the Parent Expenses (and, if applicable, any amounts contemplated by Section 8.6(c)) in accordance with this Section 8.6.
          (e) Notwithstanding anything to the contrary in this Agreement, other than specific performance which may be granted pursuant to Section 9.13, (i) the maximum aggregate liability of the Company and its Subsidiaries, together with their respective Affiliates, Representatives, and equityholders (and any Representatives or Affiliates of the foregoing) hereunder shall be limited to payment of the Termination Fee and Parent Expenses (plus any amounts paid or payable in accordance with Section 8.6(c)), pursuant to the terms of this Section 8.6; and (ii) the maximum aggregate liability of Parent and Purchaser, together with their respective Affiliates, Representatives, and equityholders (and any Representatives or Affiliates of the foregoing) hereunder shall be limited to payment of the Parent Termination Fee (plus any amounts paid or payable in accordance with Section 8.6(c)), pursuant to the terms of this Section 8.6 and (iii) in no event shall the Company or any of its Affiliates, or Parent or Purchaser or any of their Affiliates, seek any money damages or any other recovery, judgment or damages of any kind, including consequential, indirect or punitive damages, other than as provided in, and subject to the limitations of, this Section 8.6.
          Section 8.7 Amendment. This Agreement may be amended by the parties hereto by action taken by their respective boards of directors (or similar governing bodies or entities) at any time prior to the Effective Time; provided, however, that, the Company Stockholder Approval is obtained, no amendment may be made without further stockholder approval which, by Law or in accordance with the rules of NASDAQ, requires further approval by such stockholders. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.
          Section 8.8 Extension; Waiver. At any time prior to the Effective Time, Parent and Purchaser, on the one hand, and the Company, on the other hand, may, unless prohibited by

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applicable Laws, (a) extend the time for the performance of any of the obligations of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered under this Agreement, or (c) waive compliance with any of the covenants or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.
ARTICLE IX
MISCELLANEOUS
          Section 9.1 Interpretation. The headings in this Agreement are for reference only and do not affect the meaning or interpretation of this Agreement. Definitions will apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. All references in this Agreement, the Company Disclosure Letter and the Acquiror Disclosure Letter to Articles, Sections and Annexes refer to Articles and Sections of, and Annexes to, this Agreement unless the context requires otherwise. The words “include,” “includes” and “including” are not limiting and will be deemed to be followed by the phrase “without limitation.” The phrases “herein,” “hereof,” “hereunder” and words of similar import will be deemed to refer to this Agreement as a whole, including the Annexes, the Company Disclosure Letter, the Acquiror Disclosure Letter and the Schedules hereto, and not to any particular provision of this Agreement. Unless the context requires otherwise (including with respect to subsection (i)(D) of the definition of “Company Material Adverse Effect”), any agreements, documents, instruments or Laws defined or referred to in this Agreement will be deemed to mean or refer to such agreements, documents, instruments or Laws as from time to time amended, modified or supplemented, including (a) in the case of agreements, documents or instruments, by waiver or consent and (b) in the case of Laws, by succession of comparable successor statutes. All references in this Agreement to any particular Law will be deemed to refer also to any rules and regulations promulgated under that Law. References to a Person also refer to its predecessors and successors and permitted assigns.
          Section 9.2 Survival. None of the representations and warranties contained in this Agreement or in any instrument delivered under this Agreement will survive the Effective Time. This Section 9.2 does not limit any covenant of the parties to this Agreement which, by its terms, contemplates performance after the Effective Time. Without limiting the preceding sentence, the covenants and agreements of the parties contained in Section 6.12 (Fees and Expenses), Sections 8.5 (Effect of Termination) (and the Sections referred to therein) and 8.6 (Fees and Expenses Following Termination) and Article IX of this Agreement shall survive termination of this Agreement. The Confidentiality Agreement will (a) survive termination of this Agreement in accordance with its terms and (b) terminate as of the Effective Time.
          Section 9.3 Governing Law. This Agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any applicable principles of conflict of laws that would cause the Laws of another State to otherwise govern this Agreement.

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          Section 9.4 Submission to Jurisdiction. The parties hereto irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent to the sole jurisdiction of, the Chancery Court of the State of Delaware.
          Section 9.5 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any Legal Action arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party to this Agreement certifies and acknowledges that (a) no Representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a Legal Action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.5.
          Section 9.6 Notices. Any notice, request, instruction or other communication under this Agreement will be in writing and delivered by hand or overnight courier service or by facsimile:

If to the Company, to:

FiberNet Telecom Group, Inc.
220 West 42nd Street
13th Floor
New York, NY 10036
Facsimile:	(212) 405-6262
Attention:	Jon DeLuca

with a copy (which will not constitute notice to the Company) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile:	(212) 728-8111
Attention:	Steven A. Seidman, Esq.
Rosalind Fahey Kruse, Esq.

If to Parent or Purchaser, to:

Zayo Group, Ltd.
901 Front Street, Suite 200
Louisville, Colorado 80027
Facsimile:	(303) 226-5923
Attention:	Scott E. Beer, Esq.

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with a copy (which will not constitute notice to Parent or Purchaser) to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166
Facsimile:	(212) 351-4035
Attention:	J. Alan Bannister, Esq.
or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above. Each such communication will be effective (a) if delivered by hand or overnight courier, when such delivery is made at the address specified in this Section 9.6, or (b) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 9.6 and appropriate confirmation is received.
          Section 9.7 Entire Agreement. This Agreement, the Company Disclosure Letter, the Acquiror Disclosure Letter and the Confidentiality Agreement constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the parties to this Agreement.
          Section 9.8 Parent and Purchaser Obligations. Each of Parent and Purchaser are jointly and severally liable for the obligations of the other pursuant to this Agreement and each of Parent and Purchaser unconditionally and irrevocably guarantee the performance of any and all such obligations of the other. Parent shall cause Purchaser to take all actions required of it pursuant to the terms of this Agreement. Parent, as the sole stockholder of Purchaser, will consent in writing to the adoption of this Agreement and the approval of the Merger in accordance with applicable Law. Parent agrees to take all actions necessary to cause Purchaser or the Surviving Corporation, as applicable, to perform all of its respective agreements, covenants and obligations under this Agreement. Parent guarantees the full and complete performance by Purchaser or Surviving Corporation, as applicable, of its respective obligations under this Agreement and shall be liable for any breach of any agreement, covenant or obligation of Purchaser or the Surviving Corporation, as applicable, under this Agreement. Purchaser shall at all times prior to the Effective Time be a direct or indirect wholly owned subsidiary of Parent.
          Section 9.9 No Third Party Beneficiaries. Except (a) as provided in Section 6.8 (Directors’ and Officers’ Indemnification and Insurance), (b) following the Effective Time, the provisions of Article III (which are intended to be for the benefit of the persons covered thereby or the persons entitled to payment thereunder and may be enforced by such persons) and (c) the right of the Company, on behalf of its stockholders, to pursue damages in the event of Parent’s or Purchaser’s breach of this Agreement or fraud, which right is hereby acknowledged and agreed by Parent and Purchaser, Parent, Purchaser and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including, the right to rely upon the representations and warranties set forth herein. Any inaccuracies in such representations and warranties are subject

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to waiver by the parties hereto in accordance with Section 8.8 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the Knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.
          Section 9.10 Severability. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, a suitable and equitable provision will be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and the remainder of this Agreement and the application of that provision to other Persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.
          Section 9.11 Rules of Construction. The parties to this Agreement have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any Laws or rule of construction providing that ambiguities in any agreement or other document will be construed against the party drafting such agreement or other document.
          Section 9.12 Assignment. This Agreement may not be assigned by operation of Law or otherwise; provided, however, (a) either Purchaser or Parent may assign this Agreement to any Affiliate of either Purchaser or Parent, and (b) Parent may collaterally assign this Agreement to its lenders pursuant to Parent’s credit facility, provided that, notwithstanding any such assignment contemplated by (a) or (b), Parent and Purchaser shall remain liable for their duties and obligations set forth in this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 9.12 will be null and void.
          Section 9.13 Specific Performance. The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement were breached by the Company and it is accordingly agreed that Parent and Purchaser will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chancery Court of the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity; provided, however, notwithstanding the foregoing and in all instances, this Section 9.13 shall be subject to the terms of and limitations set forth in Section 8.6(d) and Section 8.6(e). Except as set forth in Section 8.6(d) and Section 8.6(e), the terms of this Section 9.13 shall not be deemed to be superseded, amended or modified in any respect by the terms of any other provisions of this Agreement.

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          Section 9.14 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, including by facsimile transmission, all of which will be one and the same agreement. This Agreement shall become effective only when actually signed by each party hereto and each such party has received counterparts hereof signed by all of the other parties hereto.
[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

65

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

FIBERNET TELECOM GROUP, INC.
By:	/s/ Jon DeLuca
	Name:	Jon DeLuca
	Title:	President and CEO

ZAYO GROUP, LLC
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Vice President and Chief Financial Officer

ZAYO MERGER SUB, INC.
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Vice President and Chief Financial Officer

66

EXECUTION VERSION
COMPANY DISCLOSURE LETTER
TO
AGREEMENT AND PLAN OF MERGER
by and among
ZAYO GROUP, LLC,
ZAYO MERGER SUB, INC.
and
FIBERNET TELECOM GROUP, INC.

Dated as of May 28, 2009

Introduction
     Reference is made to the Agreement and Plan of Merger (hereinafter referred to as this “Agreement”) as entered into as of May 28, 2009, by and among Zayo Group, LLC (“Parent”), a Delaware limited liability company, Zayo Merger Sub, Inc. (“Purchaser”), a Delaware corporation and direct wholly-owned subsidiary of Parent, and FiberNet Telecom Group, Inc., a Delaware corporation (the “Company”).
     To the extent that any representation or warranty contained in the Agreement is limited or qualified by the materiality of the matters to which the representation or warranty is given, the inclusion of any matter in this Company Disclosure Letter does not constitute a determination that such matters are material. Nothing in this Company Disclosure Letter constitutes an admission of any liability or obligation of the Company to any third party, nor an admission against the Company’s interests.
     The representations and warranties of the Company set forth in Article IV of the Agreement shall be modified by the exceptions, limitations, clarifications and other matters set forth in this Company Disclosure Letter. Such representations and warranties, in each case so modified, are a complete list of all representations and warranties made by the Company in connection with the Agreement. Further, items disclosed in any section or subsection of this Company Disclosure Letter are deemed to be disclosed in all other sections and subsections of this Company Disclosure Letter and shall qualify the representation and warranty to which such disclosures specifically relate as well as all other representations and warranties in the Agreement to the extent the context of such disclosures makes it reasonably apparent, if read in the context of such other representations and warranties, that such disclosures are applicable to such other representations and warranties.

Section 1.1 Definition of “Knowledge”
1.	Jon A. DeLuca

2.	Charles Wiesenhart Jr.

3.	Michael S. Hubner

Section 3.6 Treatment of Warrants
Warrants: issued March 2006
Strike Price: $2.64
Expiration Date: 9/30/09

Deutsche Bank AG New York Branch	137,907

Hakim, Kamran	75,000

Nite Capital LP	17,857

Tuchman, Joseph	15,000

Ly, Dan	5,000

Total	250,764

Section 4.1 Organization; Power; Qualification
None.

Section 4.2 Corporate Authorization; Enforceability
None.

Section 4.3 Capitalization; Options
Section 4.3(a)
     See attached.

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Deluca	Jon	08/17/2006	08/17/2016	Incentive Stock Options	$2.11	75,000
Fender	Paul	10/18/2004	10/18/2014	Incentive Stock Options	$6.40	10
Adeel	Mohammad	09/27/2004	09/27/2014	Incentive Stock Options	$7.60	10
Acevedo	Sylvia	05/26/2004	05/26/2014	Incentive Stock Options	$9.30	20
Salcido	Norma	05/24/2004	05/24/2014	Incentive Stock Options	$9.40	40
Velazquez-Cook	Eva	06/28/2004	06/28/2014	Incentive Stock Options	$9.40	20
Pfingst	Kevin	07/12/2004	07/12/2014	Incentive Stock Options	$9.60	20
Seres	Benjamin	05/17/2004	05/17/2014	Incentive Stock Options	$10.70	20
Bacchus	Ryan	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40
Bradley	Timothy	07/30/2003	07/30/2013	Non Qualified Stock Options	$11.30	1,300
Brown	Thomas	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	800
Deluca	Jon	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	5,100
Denton	Sheila	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	50
Di Roberto	Michael	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	50
Dilorenzo	Keith	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40
Dowd	John	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	500
Ennis	John	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	500

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Farmer III	Roy	07/30/2003	07/30/2013	Non Qualified Stock Options	$11.30	400
Flores	Paul	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40
Gill	Andre	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40
Hamid	Asim	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	60
Hill	Robert	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40
Hoffmann	Ernest	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	600
Hubner	Michael	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	500
Kaemmerling	Robert	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40
Klecha	Kevin	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	300
La Blanc	Robert	07/30/2003	07/30/2013	Non Qualified Stock Options	$11.30	800
Leicht	William	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	500
Levy	Scott	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	50
Liss	Michael	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	12,080
Liss	Michael	07/30/2003	07/30/2013	Non Qualified Stock Options	$11.30	6,019
Mahoney	Charles	07/30/2003	07/30/2013	Non Qualified Stock Options	$11.30	1,300
Maldonado	David	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	300
Mass	Edgar	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Mcnair	Keith	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	50
Moran	Richard	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40
Nettleton	James	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	50
Paulsen	Donald	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40
Pratt	Michael	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	100
Rodriguez	Judith	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	20
Sayers	Dick	07/30/2003	07/30/2013	Non Qualified Stock Options	$11.30	1,300
Schroeder	Erin	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40
Soderquist	Eric	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	20
Taylor	Monte	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	60
Valhuerdi	Arthur	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	500
Wiesenhart Jr	Charles	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	500
Woods	Samantha	07/30/2003	07/30/2013	Incentive Stock Options	$11.30	40
Brown	Thomas	01/19/2004	01/19/2014	Incentive Stock Options	$15.50	800
Ksleski	Bartek	01/19/2004	01/19/2014	Incentive Stock Options	$15.50	12
Rivera	Raymond	01/19/2004	01/19/2014	Incentive Stock Options	$15.50	20
Wertz	Richard	01/19/2004	01/19/2014	Incentive Stock Options	$15.50	20

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Bacchus	Ryan	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	10
Brown	Thomas	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	228
Brown	Thomas	12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	187
Deluca	Jon	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	1,520
Deluca	Jon	12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	1,479
Denton	Sheila	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	66
Di Roberto	Michael	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	60
Di Roberto	Michael	12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	22
Dilorenzo	Keith	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	16
Dowd	John	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	140
Ennis	John	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	214
Ennis	John	12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	168
Farmer III	Roy	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	1,800
Flores	Paul	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	10
Gill	Andre	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	10
Hamid	Asim	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	6
Hill	Robert	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	8

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Hoffmann	Ernest	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	83
Hoffmann	Ernest	12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	249
Kaemmerling	Robert	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	35
Klecha	Kevin	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	54
Klecha	Kevin	12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	89
Leicht	William	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	172
Leicht	William	12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	127
Levy	Scott	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	116
Liss	Michael	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	4,159
Mahoney	Charles	12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	416
Maldonado	David	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	130
Mass	Edgar	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	16
Mcnair	Keith	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	150
Moran	Richard	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	33
Paulsen	Donald	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	18
Pratt	Michael	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	140
Rodriguez	Judith	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	5

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Sayers	Dick	12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	833
Schroeder	Erin	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	16
Signal Equity Partners, L.P.		12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	833
Taylor	Monte	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	30
Valhuerdi	Arthur	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	94
Valhuerdi	Arthur	12/21/2001	12/21/2011	Non Qualified Stock Options	$96.00	239
Wiesenhart Jr	Charles	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	126
Woods	Samantha	12/21/2001	12/21/2011	Incentive Stock Options	$96.00	13
Dilorenzo	Keith	08/13/2001	08/13/2011	Incentive Stock Options	$225.00	16
Liss	Michael	05/11/1999	05/11/2009	Non Qualified Stock Options	$300.00	166
Liss	Michael	05/11/1999	05/11/2009	Non Qualified Stock Options	$300.00	250
Liss	Michael	12/03/1999	12/03/2009	Non Qualified Stock Options	$300.00	1,466
Liss	Michael	12/03/1999	12/03/2009	Non Qualified Stock Options	$300.00	1,466
Liss	Michael	12/21/2000	12/21/2010	Non Qualified Stock Options	$300.00	809
Hamid	Asim	06/26/2001	06/26/2011	Incentive Stock Options	$354.00	6
Hoffmann	Ernest	05/01/2001	05/01/2011	Incentive Stock Options	$723.00	11
Hoffmann	Ernest	05/01/2001	05/01/2011	Non Qualified Stock Options	$723.00	22

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Klecha	Kevin	05/01/2001	05/01/2011	Incentive Stock Options	$723.00	11
Klecha	Kevin	05/01/2001	05/01/2011	Non Qualified Stock Options	$723.00	22
Schroeder	Erin	04/02/2001	04/02/2011	Incentive Stock Options	$796.80	16
Waterview Partners, L.P.		09/29/1999	09/29/2009	Non Qualified Stock Options	$900.00	41
Waterview Partners, L.P.		09/29/1999	09/29/2009	Non Qualified Stock Options	$900.00	41
Zero dB, LLC		09/01/1999	09/01/2009	Non Qualified Stock Options	$900.00	1,000
Bacchus	Ryan	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	6
Brown	Thomas	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	27
Brown	Thomas	12/21/2000	12/21/2010	Non Qualified Stock Options	$1,124.90	55
Deluca	Jon	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	176
Deluca	Jon	12/21/2000	12/21/2010	Non Qualified Stock Options	$1,124.90	156
Denton	Sheila	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	16
Ennis	John	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	30
Ennis	John	12/21/2000	12/21/2010	Non Qualified Stock Options	$1,124.90	53
Flores	Paul	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	3
Gill	Andre	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	6
Hill	Robert	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	1

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Hoffmann	Ernest	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	9
Hoffmann	Ernest	12/21/2000	12/21/2010	Non Qualified Stock Options	$1,124.90	24
Kaemmerling	Robert	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	1
Klecha	Kevin	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	9
Klecha	Kevin	12/21/2000	12/21/2010	Non Qualified Stock Options	$1,124.90	17
Leicht	William	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	13
Leicht	William	12/21/2000	12/21/2010	Non Qualified Stock Options	$1,124.90	19
Levy	Scott	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	50
Maldonado	David	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	16
Mass	Edgar	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	3
Mcnair	Keith	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	50
Paulsen	Donald	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	5
Pratt	Michael	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	23
Rodriguez	Judith	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	1
Taylor	Monte	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	13
Valhuerdi	Arthur	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	7
Valhuerdi	Arthur	12/21/2000	12/21/2010	Non Qualified Stock Options	$1,124.90	26

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Wiesenhart Jr	Charles	12/21/2000	12/21/2010	Incentive Stock Options	$1,124.90	10
Carolina Financial Securities		07/31/2000	07/31/2010	Non Qualified Stock Options	$1,184.00	38
Farmer III	Roy	05/11/1999	05/11/2009	Incentive Stock Options	$1,199.90	166
Farmer III	Roy	05/11/1999	05/11/2009	Non Qualified Stock Options	$1,199.90	250
Deluca	Jon	06/14/1999	06/14/2009	Incentive Stock Options	$1,208.90	82
Deluca	Jon	06/14/1999	06/14/2009	Non Qualified Stock Options	$1,208.90	217
Mahoney	Charles	05/24/1999	05/24/2009	Non Qualified Stock Options	$1,275.00	41
Mahoney	Charles	05/24/1999	05/24/2009	Non Qualified Stock Options	$1,275.00	41
Deluca	Jon	12/03/1999	12/03/2009	Non Qualified Stock Options	$1,499.90	283
Deluca	Jon	12/18/1999	12/18/2009	Non Qualified Stock Options	$1,499.90	166
Deluca	Jon	12/18/1999	12/18/2009	Non Qualified Stock Options	$1,499.90	250
Denton	Sheila	12/06/1999	12/06/2009	Non Qualified Stock Options	$1,499.90	33
Farmer III	Roy	12/03/1999	12/03/2009	Non Qualified Stock Options	$1,499.90	716
Mahoney	Charles	12/03/1999	12/03/2009	Non Qualified Stock Options	$1,499.90	125
Mahoney	Charles	12/03/1999	12/03/2009	Non Qualified Stock Options	$1,499.90	125
Moran	Richard	01/03/2001	01/03/2011	Incentive Stock Options	$1,499.90	33

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Pratt	Michael	12/03/1999	12/03/2009	Non Qualified Stock Options	$1,499.90	3
Farmer III	Roy	05/23/2000	05/23/2010	Non Qualified Stock Options	$1,799.90	666
Brown	Thomas	12/17/1999	12/17/2009	Incentive Stock Options	$2,606.20	114
Brown	Thomas	12/17/1999	12/17/2009	Non Qualified Stock Options	$2,606.20	51
Bacchus	Ryan	05/23/2000	05/23/2010	Incentive Stock Options	$2,793.70	3
Ennis	John	05/23/2000	05/23/2010	Incentive Stock Options	$2,793.70	70
Ennis	John	05/23/2000	05/23/2010	Non Qualified Stock Options	$2,793.70	196
Gill	Andre	05/23/2000	05/23/2010	Incentive Stock Options	$2,793.70	3
Leicht	William	05/23/2000	05/23/2010	Incentive Stock Options	$2,793.70	70
Leicht	William	05/23/2000	05/23/2010	Non Qualified Stock Options	$2,793.70	96
Maldonado	David	05/23/2000	05/23/2010	Incentive Stock Options	$2,793.70	13
Mcnair	Keith	05/23/2000	05/23/2010	Incentive Stock Options	$2,793.70	66
Rodriguez	Judith	05/23/2000	05/23/2010	Incentive Stock Options	$2,793.70	3
Taylor	Monte	05/23/2000	05/23/2010	Incentive Stock Options	$2,793.70	16
Valhuerdi	Arthur	05/23/2000	05/23/2010	Incentive Stock Options	$2,793.70	50
Kaemmerling	Robert	11/13/2000	11/13/2010	Incentive Stock Options	$2,831.20	33
Woods	Samantha	11/13/2000	11/13/2010	Incentive Stock Options	$2,831.20	13

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Dowd	John	11/06/2000	11/06/2010	Incentive Stock Options	$3,018.70	40
DJWC Consulting, Inc.		12/20/1999	12/20/2009	Non Qualified Stock Options	$3,318.70	33
GJS Technologies, Ltd.		12/20/1999	12/20/2009	Non Qualified Stock Options	$3,318.70	33
Di Roberto	Michael	10/16/2000	10/16/2010	Incentive Stock Options	$3,656.20	81
Di Roberto	Michael	10/16/2000	10/16/2010	Non Qualified Stock Options	$3,656.20	1
Flores	Paul	09/18/2000	09/18/2010	Incentive Stock Options	$3,806.20	6
Mass	Edgar	09/18/2000	09/18/2010	Incentive Stock Options	$3,806.20	13
Wiesenhart Jr	Charles	09/18/2000	09/18/2010	Incentive Stock Options	$3,806.20	33
Zero dB, LLC		05/23/2000	05/23/2010	Non Qualified Stock Options	$3,936.00	84
Valhuerdi	Arthur	09/11/2000	09/11/2010	Incentive Stock Options	$4,087.40	37
Valhuerdi	Arthur	09/11/2000	09/11/2010	Non Qualified Stock Options	$4,087.40	12
Hoffmann	Ernest	10/09/2000	10/09/2010	Incentive Stock Options	$4,199.90	69
Hoffmann	Ernest	10/09/2000	10/09/2010	Non Qualified Stock Options	$4,199.90	63
Paulsen	Donald	06/26/2000	06/26/2010	Incentive Stock Options	$4,424.90	13
Hill	Robert	09/25/2000	09/25/2010	Incentive Stock Options	$4,481.40	6
Levy	Scott	08/07/2000	08/07/2010	Incentive Stock Options	$4,724.90	33

			Grant
Last Name	First Name	Grant Date	Expiration	Grant Type	Exercise Price	Outstanding

Klecha	Kevin	08/28/2000	08/28/2010	Incentive Stock Options	$4,799.90	61
Klecha	Kevin	08/28/2000	08/28/2010	Non Qualified Stock Options	$4,799.90	2
Klecha	Kevin	08/28/2000	08/28/2010	Non Qualified Stock Options	$4,799.90	20
Pratt	Michael	07/17/2000	07/17/2010	Incentive Stock Options	$5,249.90	13
Zero dB, LLC		05/23/2000	05/23/2010	Non Qualified Stock Options	$5,621.90	84
Zero dB, LLC		05/23/2000	05/23/2010	Non Qualified Stock Options	$6,050.90	84
						135,402

Section 4.3 Capitalization; Options
Section 4.3(d)
1.	FiberNet Telecom Group, Inc. 2003 Equity Incentive Plan (as adopted by the Company on May 6, 2003 and filed with the SEC on Form S-8 on May 7, 2003, as amended), including all agreements in respect of issuances pursuant to such plan.

2.	Amendment No. 1 to Form S-8 filed on August 2, 2006.

3.	Amendment No. 2 to Form S-8 filed on July 10, 2007.

4.	Amendment No. 1 to Form S-3 filed on May 8, 2006, amending Form -3 filed on April 21, 2006.

5.	Amendment No. 1 to Form S-3 filed on April 6, 2004, amending Form -3 filed on March 30, 2004.

6.	Amendment No. 1 to Form S-3 filed on February 18, 2003, amending Form -3 filed on January 17, 2003.

7.	The information set forth on Section 3.6 of this Company Disclosure Letter is incorporated herein by reference.
Section 4.3(e)
1.	The Company owns 3,268 shares of 360networks Corporation, which shares were received in connection with the Company’s claim in respect of 360networks’ bankruptcy proceedings.

2.	The Company owns 40 shares of Global Crossing Limited, which shares were received in connection with the Company’s claim in respect of Global Crossing’s bankruptcy proceedings.

3.	Global Telecom & Technology, Inc. Subscription Agreement dated November 13, 2007 for a convertible subordinated promissory note in the amount of $250,000 held by the Company.

Section 4.4 Subsidiaries
1.	FiberNet Operations, Inc. — 100% of common stock held by the Company

2.	Devnet L.L.C. — 96% of membership interests held by the Company and 4% of membership interests held by FiberNet Operations, Inc.

3.	FiberNet Telecom, Inc. — 100% of common stock held by FiberNet Operations, Inc.

4.	Local Fiber, LLC — 100% of membership interests held by FiberNet Telecom, Inc.

5.	FiberNet Equal Access, L.L.C. — 100% of membership interests held by FiberNet Telecom, Inc.

6.	Availius, LLC — 100% of membership interests held by FiberNet Telecom, Inc.

Section 4.5 Governmental Authorizations
1.	Approval of the FCC for the transfer of control of Local Fiber as holder of the FCC License to Parent.

2.	Approval of the California PUC for the transfer of control of Local Fiber as holder of the CAPUC license to Parent.

3.	Approval of the New Jersey BPU for the transfer of control of Local Fiber as a holder of the NJBPU License to Parent.

4.	Approval of the New York PSC for the transfer of control of Local Fiber as holder of the NYPSC License to Parent.

Section 4.6 Non-Contravention
Amended and Restated Credit Agreement dated as of November 7, 2007 among FiberNet Operations, Inc., Devnet L.L.C., the Company, FiberNet Telecom, Inc., Availius, LLC, Local Fiber, LLC, FiberNet Equal Access, L.L.C., CapitalSource Finance LLC, and the Lenders from time to time parties thereto.

Section 4.7 Financial Reports and SEC Documents
Section 4.7(c)
     See attached.

     ControlSolutions
FiberNet Telecom Group, Inc.
SOX 404
Management Summary Report on Findings
As at December 31, 2008

CONFIDENTIAL	3/4/2009

Overview
FiberNet Telecom Group, Inc.’s management has performed an assessment of the effectiveness of the system of Internal Controls Over Financial reporting (“ICFR”) based on the criteria outlined in the COSO Framework and using definitions as revised in the recently adopted PCAOB Auditing Standard No.5 (“AS5”).
The Company has traditionally embraced a culture of integrity and strong corporate governance and has recognized the importance of maintaining effective internal controls over financial reporting. Meeting this responsibility now and in the future will facilitate the goal of compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and reflects the company’s goal to provide full and fair financial disclosure in a timely manner.
The foundation for the Company’s assessment is the thorough and effective design of the control systems over financial reporting; documenting the business processes and validating the design effectiveness of identified key internal control activities. The effective operation of key control activities was confirmed through comprehensive testing. Where either design or operational deficiencies were identified, remediation plans were implemented and controls were re-tested where possible, in order to ensure the design achieves the desired objective, and to assure that they function according to design.
The assessment included evaluating: (i) the overall control environment, (ii) controls supporting corporate governance, risk assessment, monitoring of the internal and external environment and (iii) controls assuring that the correct information and communication processes are in place to support the internal control systems.
A final component of this assessment is the effectiveness of programs and controls designed to prevent fraud within the organization. Fraud is defined as it relates to financial reporting, safeguarding of assets, proper use of expenditures and liabilities and correctly recording transactions.
Design deficiencies arise when a control is found to be missing or does not effectively achieve the control objective. Operational deficiencies are exceptions found during the testing of the control.
Deficiencies are categorized as: (i) evidence, (ii) operational, (iii) design, and (iv) late adjustments.
“Significant Deficiency” is defined as a deficiency or combination of deficiencies that is not material, but does warrant attention by those responsible for oversight of financial reporting at FiberNet Telecom Group Inc.

CONFIDENTIAL	3/4/2009

Findings to Date:
     As at December 31, 2008, the measurement date for the current assessment, there is one outstanding Significant Deficiencies (“SD”) and seven outstanding Internal Control Deficiencies (“ICD”). (It is important to note that one of the outstanding ICD’s is the result of a reduction from a rating of SD. This is a result of compensating controls that mitigate the risk associated with the deficiency.)
We tested all controls after sharing the initial results with senior management, all initial deficiencies were either remediated or mitigating controls were identified for testing. Identified significant deficiencies were all addressed and remediated with the exception of one open item as reported in the table below.

	Key Control
Process	Count	ICD Count	SD Count
AP/Purchasing	11	0	1
Financial Close	10	0	0
Treasury	4	0	0
Payroll	7	0	0
Entity Level	26	0	0
Fixed Assets	3	0	0
Revenue	9	1	0
Stock Options / Restricted Shares	7	0	0
I.T.	24	5	0
TOTAL	101	6	1
Open Significant Deficiency
During sample testing we noted that there is inadequate Segregation of Duties within the AP Module. This gives rise to a heightened risk of undetected payments to fictitious vendors. It was recommended that the CFO Super Access to AP module in Timberline be removed. Management agreed with the recommendation and has remediated this deficiency during Q1 of 2009.
Remediated Significant Deficiencies
The following items were noted as significant deficiencies as a result of interim testing and have been remediated and validated upon post remediation testing:
•	We noted that a GAAP compliance checklist was not being used at FiberNet as part of the financial close process. This control has been implemented and found to be effective upon post remediation testing.

•	We noted inadequate Segregation of Duties in Timberline’s GL functions. The CFO had Super User access which gave him the rights to potentially record and post journal entries. This has been remediated and found to be effective upon post remediation testing.

CONFIDENTIAL	3/4/2009

•	The employee handbook provided during testing had not been updated with the new whistleblower contact information. The handbook listed the VP of HR as the contact. That information was not current resulting in an ineffective means for an employee to report any wrongdoings free of any repercussions. This has been remediated and found to be effective upon post remediation testing.
Conclusion
The system of ICFR is designed and is operating effectively in a manner that should prevent or detect any material misstatement in the FiberNet Telecom Group Inc.’s financial statements as at December 31, 2008.

CONFIDENTIAL	3/4/2009

Section 4.8 Undisclosed Liabilities
1.	Local Fiber is being audited for New York City utility tax (“Utility Tax”) for the period January 1, 2001 through June 30, 2003. The Utility Tax auditor has conducted a review of Local Fiber’s books and records, tax returns, customer invoices and certain customer contracts. The Utility Tax auditor is raising the issues of whether: (a) Local Fiber’s sale of co-location services are subject to Utility Tax, and (b) Local Fiber’s sale of telecommunications transport services are subject to Utility Tax. The Company has advised the Utility Tax auditor that: (a) Local Fiber’s sales of co-location services are not telecommunications services properly subject to the Utility Tax, and (b) Local Fiber’s sales of telecommunications transport services are sales to other carriers for resale and are not subject to the Utility Tax. The Company intends to contest any attempt by New York City to impose a Utility Tax on co-location or telecommunications transport services sold by Local Fiber. The Company has received an extension of the Utility Tax audit until January 31, 2010.
2.	Liens in favor of Century Business Solutions, covering office copier equipment and accessories.
3.	A purchase money security interest in favor of Nortel Networks Inc. covering equipment pursuant to a Purchase and License Agreement, dated December 16, 2003 (as the successor agreement to that Master Purchase Agreement dated January 24, 2000), by and between the Company and Nortel Networks Inc.
4.	Engagement Letter dated April 20, 2009 between Willkie Farr & Gallagher and the Company.
5.	Engagement Letter dated May 8, 2009 between Needham & Company, LLC and the Company.
6.	Engagement Letter dated April 24, 2006 between Deutsche Bank Securities Inc. and the Company.
7.  Engagement Letter dated May 26, 2009 between Burnham Hill Partners and the Company.
8.  Letter Agreement dated May 21, 2009 between Vantage Advisors, LLC and the Company.

Section 4.9 Absence of Certain Changes
1.	Stock Repurchase Program in 2009 (suspended at close of business on April 15, 2009):

		Weighted
		Average
	Shares	Price	Subtotal	Commission	TOTAL
YTD 2009	68,108	$9.99	$680,072	$2,043	$682,115
2.	January 9, 2009 grants of restricted stock by the Company:

	Restricted Stock		FMV@
Participant Name	Granted	Expiration Date	Grant	Vest Date
Brown Thomas G	4,000.00	01/09/2019	9.70	01/09/2013
Cespedes Steve	12,500.00	01/09/2019	9.70	01/09/2013
Deluca Jon A	9,000.00	01/09/2019	9.70	01/09/2013
Dilorenzo Keith	4,540.00	01/09/2019	9.70	01/09/2013
Dowd John P	4,000.00	01/09/2019	9.70	01/09/2013
Ennis John F	4,000.00	01/09/2019	9.70	01/09/2013
Hamid Asim	1,000.00	01/09/2019	9.70	01/09/2013
Hoffmann Ernest M	4,000.00	01/09/2019	9.70	01/09/2013
Hubner Michael	4,000.00	01/09/2019	9.70	01/09/2013
Klecha Kevin	1,000.00	01/09/2019	9.70	01/09/2013
Leicht William J	1,000.00	01/09/2019	9.70	01/09/2013
Maldonado David A	1,000.00	01/09/2019	9.70	01/09/2013
Nettleton James	1,000.00	01/09/2019	9.70	01/09/2013
Pratt Michael C	1,000.00	01/09/2019	9.70	01/09/2013
Salcido Norma	1,000.00	01/09/2019	9.70	01/09/2013
Schroeder Erin	1,000.00	01/09/2019	9.70	01/09/2013
Valhuerdi Arthur	4,000.00	01/09/2019	9.70	01/09/2013
Wiesenhart Jr Charles	4,000.00	01/09/2019	9.70	01/09/2013
3.	Beginning in January 2009, the Company expanded the capacity of its dry cooler plant and glycol riser capacity, as well as added a 500kVA UPS, at 165 Halsey Street in Newark, New Jersey in order to support the expansion of its colocation space there. The project is scheduled for completion in May 2009 at an estimated aggregate cost of $1,500,000.
4.	Amendment of Lease, dated as of May 26, 2009, between 60 HUDSON OWNER LLC (successor to Westport Communications LLC and Hudson Telegraph Associates, L.P., formerly known as Hudson Telegraph Associates), a Delaware limited liability company, having an office c/o Williams Real Estate Co. Inc., 380 Madison Avenue, New York, New York 10017 (“Landlord”), and FIBERNET EQUAL ACCESS, LLC, a New York limited liability company, having offices at 220 West 42nd Street, New York, NY 10036.

5.	Fifth Lease Modification Agreement dated the 27th day of May 2009 by and between MARKET HALSEY URBAN RENEWAL, LLC, a New Jersey limited liability company having an office at c/o JJ Operating, Inc., 112 West 34th Street — Suite 2106, New York, NY 10001, and FIBERNET TELECOM GROUP, INC., a Delaware corporation having a principal office at 220 West 42nd Street — 13th floor, New York, NY 10036.
6.	Pursuant to the terms of an Assignment of Contract and Corporate Guaranty dated May 12, 2009, the Company shall assign to Local Fiber, LLC the Capacity Agreement dated September 25, 2003 with Global Crossing Bandwidth, Inc. and also guarantee Local Fiber’s obligations under such agreement.
7.	Engagement Letter dated May 26, 2009 between Burnham Hill Partners and the Company.
8.	Engagement Letter dated April 20, 2009 between Willkie Farr & Gallagher and the Company.
9.	Engagement Letter dated May 8, 2009 between Needham & Company, LLC and the Company.
10.	Letter Agreement dated May 21, 2009 between Vantage Advisors, LLC and the Company.

Section 4.10 Litigation
1.	Worldhub Group, LLC (“Debtor”) v. FiberNet Telecom Group, Inc. and Local Fiber, LLC, Case No. 08-14008 (DWK), Adv. Proc. No. 08-00341 (Bankr. D.MD). On or about March 26, 2008, Debtor, a customer of the Company filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland. This proceeding was commenced by the Debtor on or about May 2, 2008 seeking declaratory relief in respect of allegations that the Company was charging an excessive fee for its services in connection with that certain Services Agreement dated as of February 15, 2004 with the Debtor. On or about July 17, 2008, the Company answered the Debtor’s complaint denying all material allegations, asserting affirmative defenses and counterclaims against the Debtor, including, without limitation, claims for breach of contract. Discovery was commenced by the parties, but was stayed by agreement of the Company and the chapter 7 trustee appointed in the case following the Court’s conversion of the chapter 11 case. The Company is currently in settlement negotiations with the Chapter 7 trustee, and the parties have tentatively agreed to dismiss the adversary proceeding with prejudice and permit Company claims as follows: an administrative claim of $141,527.90, a secured claim of $60,000.00 and a general unsecured claim of $826,951.88.
2.	Local Fiber is being audited for New York City utility tax (“Utility Tax”) for the period January 1, 2001 through June 30, 2003. The Utility Tax auditor has conducted a review of Local Fiber’s books and records, tax returns, customer invoices and certain customer contracts. The Utility Tax auditor is raising the issues of whether: (a) Local Fiber’s sale of co-location services are subject to Utility Tax, and (b) Local Fiber’s sale of telecommunications transport services are subject to Utility Tax. The Company has advised the Utility Tax auditor that: (a) Local Fiber’s sales of co-location services are not telecommunications services properly subject to the Utility Tax, and (b) Local Fiber’s sales of telecommunications transport services are sales to other carriers for resale and are not subject to the Utility Tax. The Company intends to contest any attempt by New York City to impose a Utility Tax on co-location or telecommunications transport services sold by Local Fiber. The Company has received an extension of the Utility Tax audit until January 31, 2010.
3.	The Company was audited for New York City commercial rent tax (“Commercial Rent Tax”) for the period of June 1, 1998 through May 31, 2005. The original assessment covered the period June 1, 1998 through May 31, 2004 for $147,297.25. The audit period was then extended to include the period June 1, 2004 through May 31, 2005. Currently, $237,311.88 is accrued and unpaid. The Company is challenging the unpaid amount and the calculations set forth by the Commercial Rent Tax audit. The Company has received an extension of the Commercial Rent Tax audit until December 31, 2009.
4.	Letter dated May 8, 2009 from David Lopez, Esq. to the Company’s Board of Directors in which Mr. Lopez alleges on behalf of another investor in the Company that WC Capital recently violated Section 16(b) of the Securities Exchange Act of 1934 and requests that the Board review this matter.

Section 4.11 Contracts
Section 4.11(a)(i)
1.	Amendment of Lease, dated as of May 26, 2009, between 60 HUDSON OWNER LLC (successor to Westport Communications LLC and Hudson Telegraph Associates, L.P., formerly known as Hudson Telegraph Associates), a Delaware limited liability company, having an office c/o Williams Real Estate Co. Inc., 380 Madison Avenue, New York, New York 10017 (“Landlord”), and FIBERNET EQUAL ACCESS, LLC, a New York limited liability company, having offices at 220 West 42nd Street, New York, NY 10036.
2.	Engagement Letter dated May 26, 2009 between Burnham Hill Partners and the Company.
Section 4.11(a)(ii)
On July 14, 2004, the Company entered into a settlement agreement with Fibernet Group Plc, a UK company, concerning usage of the “Fibernet” trademark in the European Community by the Company and also in the United States by Fibernet Group Plc. Pursuant to the agreement, the Company has the right to market its services under the mark “FiberNet USA” in the European Union and Switzerland.
Section 4.11(a)(iii)
None.
Section 4.11(a)(iv)
Amended and Restated Credit Agreement dated as of November 7, 2007 among FiberNet Operations, Inc., Devnet L.L.C., the Company, FiberNet Telecom, Inc., Availius, LLC, Local Fiber, LLC, FiberNet Equal Access, L.L.C., CapitalSource Finance LLC, and the Lenders from time to time parties thereto.
Section 4.11(a)(v)
None.
Section 4.11(a)(vi)
None.
Section 4.11(a)(vii)
1.	Agreement of Lease, between 60 Hudson Owner LLC (successor to Hudson Telegraph Associates) and FiberNet Equal Access, dated as of February 17, 1998 (as amended).

2.	Agreement of Lease, between 60 Hudson Owner LLC (successor to Westport Communications, LLC) and FiberNet Equal Access, dated as of April 1, 2001 (as amended).

3.	Lease Agreement between Market Halsey Urban Renewal, LLC and Local Fiber, LLC (as successor in interest to gateway.realty.new jersey.llc) dated August 24, 1998 (as amended).

4.	Lease Agreement, dated February 29, 2000 between 111 Eighth Avenue LLC and FiberNet Equal Access (as amended).

5.	Sublease Agreement, between Esquire Deposition Services, LLC and the Company, dated as of October 7, 2008.

6.	Lease Agreement, between FiberNet Equal Access and Gateway I Newark, L.L.C., dated as of June 28, 2000 (as amended).

7.	707 Wilshire Tower Office Lease between First Interstate Tower and FiberNet Equal Access dated October 12, 2000 (as amended).

8.	Office Lease between FiberNet Equal Access and Waterton Printers Square, LLC dated July 17, 2000.

9.	Engagement Letter dated April 20, 2009 between Willkie Farr & Gallagher and the Company.

10.	Engagement Letter dated April 24, 2006 between Deutsche Bank Securities Inc. and the Company.

11.	Engagement Letter dated May 26, 2009 between Burnham Hill Partners and the Company.

12.	Letter Agreement dated May 21, 2009 between Vantage Advisors, LLC and the Company.
Section 4.11(a)(viii)
1.	Letter Agreement dated July 11, 2007 between The tel(x) Group, Inc. and the Company.

2.	Letter Agreement dated July 18, 2007 between Switch & Data Facilities Company, Inc. and the Company.

3.	Letter Agreement dated July 30, 2007 between EQUINIX, INC. and the Company.

4.	Letter Agreement dated August 9, 2007 between CRG West, LLC and the Company.

Section 4.11(a)(ix)
None.
Section 4.11(a)(x)
1.	Master Service Agreement dated August 22, 2004 between Buckingham Trading Partners and FiberNet Telecom, Inc.

2.	Warrant to Purchase Shares of Common Stock of the Company dated March 22, 2006 in the name of Mr. Kamran Hakim for 75,000 shares.

3.	Warrant to Purchase Shares of Common Stock of the Company dated March 22, 2006 in the name of Deutsche Bank AG New York Branch for 137,907 shares.

4.	Engagement Letter dated April 24, 2006 between Deutsche Bank Securities Inc. and the Company.

5.	Corporate Share Repurchase Agreement dated November 7, 2007 between the Company and Deutsche Bank Securities Inc.

6.	FiberNet Telecom Group, Inc. 2003 Equity Incentive Plan (as adopted by the Company on May 6, 2003, as amended), including all agreements in respect of issuances pursuant to such plan, which enables the Company to offer employees, directors and consultants equity interests in the Company.

7.	Amended and Restated Board of Directors Compensation Plan (as adopted by the Company on July 29, 2008), which provides for compensation to the Board of Directors of the Company in connection with their board and committee services.

8.	Change in Control Plan (as adopted by the Company on August 17, 2006), which entitles members of senior management to certain benefits upon a termination of employment that occurs within one year after a change in control event.

9.	Engagement Letter dated May 26, 2009 between Burnham Hill Partners and the Company.
Section 4.11(a)(xi)
1.	Private Network Agreement dated as of December 17, 1999 between AboveNet Communications, Inc. (as successor-in-interest to Metromedia Fiber Network Services, Inc.) and the Company (as amended).

2.	Master FiberOptic IRU Agreement between KeySpan Communications Corp. and the Company dated June 10, 2002.

3.	Metro IRU Agreement dated October 19, 2000 between Level 3 Communications, LLC and Local Fiber, LLC and FiberNet Equal Access, L.L.C.

4.	Terms and Conditions for Delivery of Service dated July 1, 2001 between Local Fiber, LLC and FiberNet Equal Access, L.L.C. and FLAG Telecom Network USA Limited.

5.	The information set forth on Section 4.16 of this Company Disclosure Letter is incorporated herein by reference.
Section 4.11(a)(xii)
1.	FiberNet Telecom Group, Inc. 2003 Equity Incentive Plan (as adopted by the Company on May 6, 2003, as amended), including all agreements in respect of issuances pursuant to such plan.

2.	FiberNet Telecom Group, Inc. Change in Control Plan (as adopted by the Company on August 17, 2006).

3.	Engagement Letter dated April 20, 2009 between Willkie Farr & Gallagher and the Company.

4.	Engagement Letter dated May 8, 2009 between Needham & Company, LLC and the Company.

5.	Engagement Letter dated April 24, 2006 between Deutsche Bank Securities Inc. and the Company.

6.	Engagement Letter dated May 26, 2009 between Burnham Hill Partners and the Company.

7.	Letter Agreement dated May 21, 2009 between Vantage Advisors, LLC and the Company.
Section 4.11(a)(xiii)
None.

Section 4.12 Benefit Plans
Section 4.12(a)
1.	FiberNet Telecom Group, Inc. 2003 Equity Incentive Plan (as adopted by the Company on May 6, 2003, as amended), including all agreements in respect of issuances pursuant to such plan.

2.	FiberNet Telecom Group, Inc. Change in Control Plan (as adopted by the Company on August 17, 2006).

3.	Amended and Restated Board of Directors Compensation Plan (as adopted by the Company on July 29, 2008), which provides for compensation to the Board of Directors of the Company in connection with their board and committee services.

4.	See below:

Contract
Number	Benefit Provider	Benefit
351751	HealthNet	Health Insurance POS - NY/NJ
351751	Guardian	Health Insurance PPO- Outside NY/NJ
351751	Guardian	Dental All
351751	Guardian	Flexible Spending 125 & 132 Plans
604713	Guardian	401K Plan
P98191-1	Principal Financial Group	STD/LTD/AD&D
E7588197	First Unum Life Insurance	Supplemental STD
94568	Mass Mutual Financial Group	Supplemental LTD
604713	Associated Pension Consultants	401 K TPA (not really a benefit plan, but necessary in the process)
Section 4.12(g)
1.	The FiberNet Telecom Group, Inc. Change in Control Plan (as adopted by the Company on August 17, 2006) specifies that if the benefits that accrue to a qualified employee under the Plan would be an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code of 1986 (as amended, the “Code”) and would thereby subject such employee to the excise tax imposed under Section 4999 of the Code or any similar tax (the “Excise Tax”), then:
a.	for the President, the Company shall reimburse him for any additional taxes or penalties due to the Excise Tax (the “Gross-Up Payment”), including any state, federal and local taxes that are applicable to such Gross-Up Payment; and

b.	for all other qualified employees, the Company shall pay the greater of (i) the total value of the amounts payable if reduced to avoid the triggering of the Excise Tax or

(ii) the total value of the amounts payable even if the Excise Tax is triggered, such that the total amount actually received by such employee, net of all applicable taxes (including the Excise Tax), is maximized.
2.	Due to the equity acceleration provisions set forth in the FiberNet Telecom Group, Inc. 2003 Equity Incentive Plan (as adopted by the Company on May 6, 2003, as amended) and the severance provisions of the FiberNet Telecom Group, Inc. Change in Control Plan (as adopted by the Company on August 17, 2006), Michael Liss and Jon DeLuca will receive a payment that is reasonably expected to constitute an “excess parachute payment” as defined in Section 280G of the tax code.

Section 4.13 Labor Relations
None.

Section 4.14	Taxes
Section 4.14(a)
The attachment to the Company’s 2006 federal income tax return entitled “The Statement Pursuant to Section 1.382-11(a)” should not have listed 12/31/2006 as an ownership change. Although there was an “ownership shift” on 12/31/2006, that shift did not result in an ownership change, which requires a 50 percentage point change, and did not result in any limitation on the Company’s losses.
Section 4.14(c)
1.	Local Fiber is being audited for New York City utility tax (“Utility Tax”) for the period January 1, 2001 through June 30, 2003. The Utility Tax auditor has conducted a review of Local Fiber’s books and records, tax returns, customer invoices and certain customer contracts. The Utility Tax auditor is raising the issues of whether: (a) Local Fiber’s sale of co-location services are subject to Utility Tax, and (b) Local Fiber’s sale of telecommunications transport services are subject to Utility Tax. The Company has advised the Utility Tax auditor that: (a) Local Fiber’s sales of co-location services are not telecommunications services properly subject to the Utility Tax, and (b) Local Fiber’s sales of telecommunications transport services are sales to other carriers for resale and are not subject to the Utility Tax. The Company intends to contest any attempt by New York City to impose a Utility Tax on co-location or telecommunications transport services sold by Local Fiber. The Company has received an extension of the Utility Tax audit until January 31, 2010.
2.	The Company was audited for New York City commercial rent tax (“Commercial Rent Tax”) for the period of June 1, 1998 through May 31, 2005. The original assessment covered the period June 1, 1998 through May 31, 2004 for $147,297.25. The audit period was then extended to include the period June 1, 2004 through May 31, 2005. Currently, $237,311.88 is accrued and unpaid. The Company is challenging the unpaid amount and the calculations set forth by the Commercial Rent Tax audit. The Company has received an extension of the Commercial Rent Tax audit until December 31, 2009.
Section 4.14(d)
1.	The Company has received inquiries from the following states as to the nature and extent of the business it conducts in those states:
a.	Washington — State of Washington Department of Revenue had an audit inquiry related to sales taxes for the period 1/1/05 through 12/31/08. The Company provides only off-net (resale) services in Washington. The Company has taken the position that it does not owe any sales taxes in this jurisdiction by submitting a standard questionnaire to such department.

b.	Wisconsin — State of Wisconsin Department of Revenue sent the Company a statement of account dated April 6, 2009 regarding unpaid income taxes for 2004 and 2005 in the amount of $5,079.45. The Company has verbally taken the position that it does not owe such income taxes as it did not provide any services in the state during that time period.

c.	Pennsylvania — Commonwealth of Pennsylvania Department of Revenue sent the Company a demand for $3,300 regarding unpaid gross receipts tax and use tax from 2003 through 2007. The Company provides only off-net (resale) services in Pennsylvania and has verbally taken the position that it does not owe such taxes.
2.	The information set forth on Section 4.14(c) of this Company Disclosure Letter is incorporated herein by reference. The Company has accrued for amounts due under the Commercial Rent Tax audit and subsequent unfiled returns.

3.	The Company has collected sales taxes from customers and is in the process of filing returns for prior periods in New Jersey and California. As of April 30, 2009, the Company has liabilities on its trial balance for amounts collected of $150,564 for New Jersey and $3,211 for California. New Jersey sales tax returns are being prepared for the periods from July 2004 to the current date. California sales tax returns are being prepared for the periods from July 2008 to the current date. The Company expects to complete and mail such returns in the near future.

4.	The Company is in the process of filing returns for prior periods in respect of payroll taxes in the City of Newark, New Jersey.
Section 4.14(e)
In connection with the Utility Tax audit, the Company has provided power of attorney to its tax accounting firm, PriceWaterhouseCoopers.

Section 4.15	Environmental Liability
None.

Section 4.16	Real Properties
Section 4.16(b)(i) — Properties

Leased,
Owned or
Address	Use	Licensed	Landlord
60 Hudson Street, Suite 1903 and Suite 1211, New York, NY	Carrier Hotel	Leased	Agreement of Lease, between 60 Hudson Owner LLC (successor to Hudson Telegraph Associates) and FiberNet Equal Access, dated as of February 17, 1998 (as amended)

60 Hudson Street, New York, NY	Carrier Hotel	Licensed	Switch Partition and License Agreement between Sirius Telecommunications, Inc. and FiberNet Equal Access dated April 22, 2003

60 Hudson Street, 23rd Fl & 9th Fl, New York, NY	Carrier Hotel	Licensed	Interconnection Facilities License Terms and Conditions dated July 31, 2008 between Telx, LLC and FiberNet Telecom, Inc.

60 Hudson Street, New York, NY	Carrier Hotel	Licensed	Co-Location and Facilities Management Services Agreement between Switch and Data Management Company LLC and the Company dated December 2, 1999

60 Hudson Street, MMR, New York, NY	Carrier Hotel	Leased	Agreement of Lease, between 60 Hudson Owner LLC (successor to Westport Communications, LLC) and FiberNet Equal Access, dated as of April 1, 2001 (as amended)

220 West 42nd Street, New York, NY 10036	Corporate Office	Leased	Sublease Agreement, between Esquire Deposition Services, LLC and the Company, dated as of October 7, 2008

One Gateway Plaza, Newark, NJ	Corporate Office; NOC	Leased	Lease Agreement, between FiberNet Equal Access and Gateway I Newark, L.L.C., dated as of June 28, 2000 (as amended)

180 W. Park Avenue, Elmhurst, IL	Corporate Office	Leased	Office Lease between the Company and the City of Elmhurst dated November 6, 2008

75 Broad Street, New York, NY	Carrier Hotel	Licensed	Agreement for Collocation Space between Access Integrated Technologies, Inc and FiberNet Equal Access dated April 12, 2000

Leased,
Owned or
Address	Use	Licensed	Landlord
75 Broad Street, New York, NY	Carrier Hotel	Licensed	Agreement for Collocation Space between New Global Telecom, Inc., Local Fiber and FiberNet Equal Access dated April 12, 2000

601 W 26th Street, New York, NY	Carrier Hotel	Licensed	Equipment Co-Location and Maintenance Service Agreement between FiberNet Equal Access and Broadview Networks Inc. dated September 19, 2002

165 Halsey Street, Newark, NJ	Carrier Hotel	Leased	Lease Agreement between Market Halsey Urban Renewal, LLC and Local Fiber, LLC dated August 24, 1998

111 Eighth Avenue, New York, NY	Carrier Hotel	Leased	Lease Agreement, dated February 29, 2000 between 111 Chelsea Commerce LP and FiberNet Equal Access (as amended)

111 Eighth Avenue, New York, NY	Carrier Hotel	Licensed	Terms for Delivery of Service between Level 3 Communications and the Company dated January 25, 2002

111 Eighth Avenue, New York, NY	Carrier Hotel	Licensed	License Agreement between NYC Connect LLC and FiberNet Equal Access dated July 31, 2003

111 Eighth Avenue, New York, NY	Carrier Hotel	Licensed	Co-Location and Facilities Management Services Agreement between the Company and Switch & Data dated December 2, 1999

111 Pavonia Avenue, Jersey City, NJ	Carrier Hotel	Licensed	Facilities Management License Agreement dated between 111 Property Holding LLC and FiberNet Equal Access dated October 30, 2000

1101 Stewart Avenue, Garden City, NY	Carrier Hotel	Licensed	Collocation Agreement between AboveNet Communications, Inc. (fka Metromedia Fiber Network Services, Inc.) and Local Fiber dated June 20, 2000

32 Avenue of the Americas, New York, NY	Carrier Hotel	Licensed	Telecommunications Space License between FiberNet Equal Access and Rudin Management Company, Inc. December 19, 2001

33 Thomas Street, New York, NY	Carrier Hotel	Licensed	Amended and Restated AT&T Master Carrier Agreement between AT&T Corp. and the Company dated October 26, 2005

Leased,
Owned or
Address	Use	Licensed	Landlord
25 Broadway, New York, NY	Carrier Hotel	Licensed	Telehouse 25 Broadway Center Carrier Co-Location License between FiberNet Equal Access and Telehouse Internal Corporation of America dated December 22, 2000

325 Hudson Street, New York, NY	Carrier Hotel	Licensed	Terms and Conditions for Delivery of Service between FLAG Telecom Network USA Limited, Local Fiber and FiberNet Equal Access dated July 1, 2001

600 S. Federal Plaza, Chicago, IL	Carrier Hotel	Leased	Office Lease between FiberNet Equal Access and Waterton Printers Square, LLC dated July 17, 2000

600 W. 7th Street, Los Angeles, CA	Carrier Hotel	Licensed	License Agreement for Use of Collocation Space between FiberNet Equal Access and GIP 7th Street, LLP dated September 14, 2000

707 Wilshire, Los Angeles, CA	Carrier Hotel	Leased	707 Wilshire Tower Office Lease between First Interstate Tower and FiberNet Equal Access dated October 12, 2000

530 W 6th Street, Los Angeles, CA	Carrier Hotel	Licensed	License Agreement for Use of Colocation Space between IX2 Center, LLC and FiberNet Equal Access dated October 11, 2000

530 W 6th Street, Los Angeles, CA	Carrier Hotel	Licensed	License Agreement for Use of Colocation Space between Network Access Center-LA, LLC and FiberNet Equal Access dated September 21, 2004

600 South Grand Avenue, Los Angeles, CA	Carrier Hotel	Licensed	Master Service Agreement between Equinix Operating Co., Inc. and the Company dated August 14, 2002

624 South Grand Ave	Carrier Hotel	Licensed	1. License Agreement for Use of Telecommunications Conduit and Conduit Interconnection Room between One Wilshire Arcade Imperial, Ltd. and FiberNet Equal Access dated November 15, 2000 2. License and Service Agreement between Carlyle One Wilshire II, LP and FiberNet dated February 6, 2007

Leased,
Owned or
Address	Use	Licensed	Landlord
1200 West 7th Street, Los Angeles, CA	Carrier Hotel	Licensed	License for Use of Colocation Space between IX2 Networks, LLC and FiberNet Equal Access dated September 29, 2003

150 East 42nd Street, New York, NY	Commercial Building	Licensed	Telecommunications Services License Agreement between Hiro Real Estate Co. and Devnet dated December 14, 1999

650 Madison Avenue, New York, NY	Commercial Building	Licensed	Telecommunications Services License Agreement between Hiro Real Estate Co. and Devnet dated December 14, 1999

100 Broadway, New York, NY	Commercial Building	Licensed	Telecommunications Services License Agreement between Hiro Real Estate Co. and Devnet dated December 14, 1999

20 North Clark, Chicago, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Hiro Real Estate Co. and Devnet dated December 14, 1999

77 West Wacker, Chicago, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 77 West Wacker Drive, L.L.C. and Devnet dated March 23, 2000

208 South LaSalle, Chicago, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between LaSalle-Adams, L.L.C. and Devnet dated March 23, 2000

330 North Wabash, Chicago, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 330 N. Wabash Avenue, L.L.C. and Devnet dated March 23, 2000

33 West Monroe, Chicago, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 33 W. Monroe, L.L.C. and Devnet dated March 23, 2000

180 North LaSalle, Chicago, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between American National Bank and Trust Company of Chicago and Devnet dated March 23, 2000

3930 Ventura Dr — Tech Center, Arlington Heights, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Wilke-Ventura, L.L.C. and Devnet dated March 23, 2000

Leased,
Owned or
Address	Use	Licensed	Landlord
3800 North Wilke Road — Towers I and II, Arlington Heights, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Wilke-Ventura, L.L.C. and Devnet dated March 23, 2000

3850 North Wilke Rd — Tower II, Arlington Heights, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Wilke-Ventura, L.L.C. and Devnet dated March 23, 2000

4100 Madison Street, Hillside, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 4100 Madison Street, L.L.C. and Devnet dated March 23, 2000

850 Technology Way, Libertyville, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Libertyville Corporate Office Park, L.L.C. and Devnet dated March 23, 2000

870 Technology Center, Libertyville, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Libertyville Corporate Office Park, L.L.C. and Devnet dated March 23, 2000

4343 Commerce Court, Lisle, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 4343 Commerce Court, L.L.C. and Devnet dated March 23, 2000

280 Shuman Boulevard, Naperville, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 280 Shuman Blvd., L.L.C. and Devnet dated March 23, 2000

2000 York Road, Oak Brook, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 2000 York Road, L.L.C. and Devnet dated March 23, 2000

800 Jorie Boulevard, Oak Brook, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 800 Jorie Blvd., L.L.C. and Devnet dated March 23, 2000

810 Jorie Boulevard, Oak Brook, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 800 Jorie Blvd., L.L.C. and Devnet dated March 23, 2000

6400 Shafer Court, Rosemont, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 6400 Shafer Court, L.L.C. and Devnet dated March 23, 2000

Leased,
Owned or
Address	Use	Licensed	Landlord
1699 East Woodfield Road, Schaumburg, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 1699 E. Woodfield Road, L.L.C. and Devnet dated March 23, 2000

2000 Algonquin Road, Schaumburg, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 2000 Algonquin Road, L.L.C. and Devnet dated March 23, 2000

2010 Algonquin Road, Schaumburg, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 2010 Algonquin Road, L.L.C. and Devnet dated March 23, 2000

2020 Algonquin Road, Schaumburg, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 2020 Algonquin Road, L.L.C. and Devnet dated March 23, 2000

2030 Algonquin Road, Schaumburg, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 2030 Algonquin Road, L.L.C. and Devnet dated March 23, 2000

2040 Algonquin Road, Schaumburg, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 2040 Algonquin Road, L.L.C. and Devnet dated March 23, 2000

2050 Algonquin Road, Schaumburg, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 2050 Algonquin Road, L.L.C. and Devnet dated March 23, 2000

2060 Algonquin Road, Schaumburg, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 2060 Algonquin Road, L.L.C. and Devnet dated March 23, 2000

1990 Algonquin Road, Schaumburg, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between 1990 Algonquin Road, L.L.C. and Devnet dated March 23, 2000

1700 East Golf Road, Schaumburg, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Two Century Centre, L.L.C. and Devnet dated March 23, 2000

2205 Enterprise Drive — Bldg 1, Westchester, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Enterprise Drive, L.L.C. and Devnet dated March 23

Leased,
Owned or
Address	Use	Licensed	Landlord
2215 Enterprise Drive - Bldg 2, Westchester, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Enterprise Drive, L.L.C. and Devnet dated March 23, 2000

2225 Enterprise Drive - Bldg 3, Westchester, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Enterprise Drive, L.L.C. and Devnet dated March 23, 2000

2235 Enterprise Drive - Bldg 4, Westchester, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Enterprise Drive, L.L.C. and Devnet dated March 23, 2000

2245 Enterprise Drive - Bldg 5, Westchester, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Enterprise Drive, L.L.C. and Devnet dated March 23, 2000

2675 North Mayfair Road, Wauwatosa, WI	Commercial Building	Licensed	Telecommunications Services License Agreement between 2675 N. Mayfair Road, L.L.C. and Devnet dated March 23, 2000

2255 Enterprise Drive - Bldg 6, Westchester, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Enterprise Drive, L.L.C. and Devnet dated March 23, 2000

2305 Enterprise Drive, Westchester, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Enterprise Drive, L.L.C. and Devnet dated March 23, 2000

2315 Enterprise Drive, Westchester, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Enterprise Drive, L.L.C. and Devnet dated March 23, 2000

740 Pasquinelli Drive, Westmont, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Brush Hill Office Center, L.L.C. and Devnet dated March 23, 2000

750 Pasquinelli Drive, Westmont, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Brash Hill Office Center, L.L.C. and Devnet dated March 23, 2000

760 Pasquinelli Drive, Westmont, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Brush Hill Office Center, L.L.C. and Devnet dated March 23, 2000

Leased,
Owned or
Address	Use	Licensed	Landlord
770 Pasquinelli Drive, Westmont, IL	Commercial Building	Licensed	Telecommunications Services License Agreement between Brush Hill Office Center, L.L.C. and Devnet dated March 23, 2000

1900 East Ninth Street, Cleveland, Ohio	Commercial Building	Licensed	Telecommunications Services License Agreement between BRE/City Center L.L.C. and Devnet dated March 23, 2000

895 Dove Street, Newport Beach, CA	Commercial Building	Licensed	Telecommunications Services License Agreement between Glenborough Fund VIII, LLC and Devnet dated May 10, 2000

2850 South Redhill Avenue, Santa Ana, California	Commercial Building	Licensed	Telecommunications Services Lease Agreement between LNR Redhill LLC and Devnet dated May 10, 2000

1700 Broadway, New York, NY	Commercial Building	Licensed	License Agreement for Telecommunications Services between 1700 Broadway Co. and FiberNet Equal Access dated August 26, 1997

195 Broadway, New York, NY	Commercial Building	Licensed	License Agreement for Telecommunications Services between 195 Property Company and FiberNet Equal Access dated March 14, 2000

Gateway Plaza IV, Newark, NJ	Commercial Building	Licensed	License Agreement for Telecommunications Services between Newark Acquisition I, LLC and FiberNet Equal Access dated August 11, 2000

375 Hudson Street, New York, NY	Commercial Building	Licensed	License Agreement for Telecommunications Services between TST 375 Hudson, L.L.C. and FiberNet Equal Access dated March 20, 2000

122 East 42nd Street, New York, NY	Commercial Building	Licensed	License Agreement for Telecommunications Services between 122 East 42nd Street LLC and FiberNet Equal Access dated August 24, 2000

1301 Avenue of Americas, New York, NY	Commercial Building	Licensed	Amended and Restated License Agreement for Telecommunications Services between 1301 Properties, L.L.C. and FiberNet Equal Access dated June 30, 1999

Leased,
Owned or
Address	Use	Licensed	Landlord
405 Lexington, New York, NY	Commercial Building	Licensed	License Agreement for Telecommunications Services between 405 Lexington, L.L.C. and FiberNet Equal Access dated June 30, 1999

666 Third Ave, New York, NY	Commercial Building	Licensed	License Agreement for Telecommunications Services between 405 Lexington, L.L.C. and FiberNet Equal Access dated June 30, 1999

520 Madison, New York, NY	Commercial Building	Licensed	License Agreement for Telecommunications Services between 520 Madison Limited Partnership and FiberNet Equal Access dated August 7, 1997

300 Park Avenue, New York, NY	Commercial Building	Licensed	License Agreement for Telecommunications Services between TST 300 Park, L.P. and FiberNet Equal Access dated April 10, 2000

525 West Monroe, Chicago, IL	Commercial Building	Licensed	Amended and Restated License Agreement for Telecommunications Services between TST 525 West Monroe, L.L.C. and FiberNet Equal Access dated August 11, 2000

55 East Monroe, Chicago, IL	Commercial Building	Licensed	License Agreement for Telecommunications Services between TST 55 East Monroe, L.L.C. and FiberNet Equal Access dated April 10, 2000

555 Market Street, San Francisco, CA	Commercial Building	Licensed	License Agreement for Telecommunications Services between RREEF America REIT III Corp. F & SF Market Street, LP and FiberNet Equal Access dated April 10, 2000

575 Market Street, San Francisco, CA	Commercial Building	Licensed	License Agreement for Telecommunications Services between RREEF America REIT III Corp. F & SF Market Street, LP and FiberNet Equal Access dated April 10, 2000

141 West Jackson (CBOT) — Main, Chicago, IL	Commercial Building	Licensed	License Agreement for Telecommunications Services between FiberNet Equal Access and The Board of Trade of the City of Chicago dated May 24, 2000

Leased,
Owned or
Address	Use	Licensed	Landlord
141 West Jackson (CBOT) — Annex, Chicago, IL	Commercial Building	Licensed	License Agreement for Telecommunications Services between FiberNet Equal Access and The Board of Trade of the City of Chicago dated May 24, 2000

666 Fifth Avenue, New York, NY	Commercial Building	Licensed	License Agreement for Telecommunications Services between 666 Fifth, L.P. and FiberNet Equal Access dated July 31, 2000

125 High Street, Boston, MA	Commercial Building	Licensed	License Agreement for Telecommunications Services between 125 High Street, L.P. and FiberNet Equal Access dated August 8, 2000

11 Great Oaks Blvd, San Jose, CA	Carrier Hotel	Licensed	Master Service Agreement dated as of August 14, 2002 between Equinix Operating Co., Inc. and the Company

111 8th Avenue, NY, NY	Carrier Hotel	Licensed	Master Communications Agreement between FiberNet Telecom, Inc. and BCE Nexxia Corporation dated April 27, 2006

350 East Cermack, Chicago, IL	Carrier Hotel	Licensed	Interconnection Facilities License Terms and Conditions dated July 31, 2008 between Telx, LLC and FiberNet Telecom, Inc.

350 East Cermack, Chicago, IL	Carrier Hotel	Licensed	Master Service Agreement dated as of August 14, 2002 between Equinix Operating Co., Inc. and the Company

530 6th Street, Los Angeles, CA	Carrier Hotel	Licensed	Terms and Conditions for Delivery of Service dated June 22, 2000 between Arbinet Holdings, Inc. and Local Fiber, LLC and FiberNet Equal Access, LLC (as amended)

624 S. Grand Street, Los Angeles, CA	Carrier Hotel	Licensed	License for Use of Colocation Space dated November 20, 2008 between IX2 Wilshire, LLC and FiberNet Telecom, Inc. (as amended)

NE 9th Street, Miami, FL	Carrier Hotel	Licensed	Services Agreement between FiberNet Telecom, Inc. and Terremark North America, Inc. dated September 3, 2008

Section 4.16 Real Properties
Section 4.16(b)(ii) — Leased Properties

Address	Use	Landlord
60 Hudson Street, Suite 1903 and Suite 1211, New York, NY	Carrier Hotel	Agreement of Lease, between 60 Hudson Owner LLC (successor to Hudson Telegraph Associates) and FiberNet Equal Access, dated as of February 17, 1998 (as amended)

60 Hudson Street, MMR, New York, NY	Carrier Hotel	Agreement of Lease, between 60 Hudson Owner LLC (successor to Westport Communications, LLC) and FiberNet Equal Access, dated as of April 1, 2001 (as amended)

220 West 42nd Street, New York, NY 10036	Corporate Office	Sublease Agreement, between Esquire Deposition Services, LLC and the Company, dated as of October 7, 2008

One Gateway Plaza, Newark, NJ	Corporate Office; NOC	Lease Agreement, between FiberNet Equal Access and Gateway I Newark, L.L.C., dated as of June 28, 2000 (as amended)

180 W. Park Avenue, Elmhurst, IL	Corporate Office	Office Lease between the Company and the City of Elmhurst dated November 6, 2008

165 Halsey Street, Newark, NJ	Carrier Hotel	Lease Agreement between Market Halsey Urban Renewal, LLC and Local Fiber, LLC dated August 24, 1998

111 Eighth Avenue, New York, NY	Carrier Hotel	Lease Agreement, dated February 29, 2000 between 111 Chelsea Commerce LP and FiberNet Equal Access (as amended)

600 S. Federal Plaza, Chicago, IL	Carrier Hotel	Office Lease between FiberNet Equal Access and Waterton Printers Square, LLC dated July 17, 2000

707 Wilshire, Los Angeles, CA	Carrier Hotel	707 Wilshire Tower Office Lease between First Interstate Tower and FiberNet Equal Access dated October 12, 2000

Section 4.17 Permits; Compliance with Laws
None.

Section 4.18 Intellectual Property
Section 4.18(a)
Pursuant to U.S. Trademark Application No. 78/716561 as filed on September 20, 2005 (the “Availius Application”), the Company filed a service mark and design application with the USPTO to register the AVAILIUS tradename and logo. In respect of the Availius Application, Availity, L.L.C. was granted an extension by the U.S. Patent and Trademark Office (“USPTO”) until April 4, 2007 in order to consider whether to file a formal opposition to the granting of the AVALIUS trademark in order to address the likelihood of confusion between its mark AVAILITY and the Company’s AVAILIUS. The Company and Availity held settlement negotiations to resolve the trademark dispute but were unable to reach any such resolution. The Company abandoned the Availius Application, and as of March 2, 2009, the USPTO declared such application officially abandoned.
Section 4.18(c)
1.	Pursuant to U.S. Trademark Application No. 78/716561 as filed on September 20, 2005 (the “Availius Application”), the Company filed a service mark and design application with the U.S. Patent and Trademark Office (“USPTO”) to register the AVAILIUS tradename and logo. In respect of the Availius Application, Availity, L.L.C. was granted an extension by the USPTO until April 4, 2007 in order to consider whether to file a formal opposition to the granting of the AVALIUS trademark in order to address the likelihood of confusion between its mark AVAILITY and the Company’s AVAILIUS. The Company and Availity held settlement negotiations to resolve the trademark dispute but were unable to reach any such resolution. The Company abandoned the Availius Application, and as of March 2, 2009, the USPTO declared such application officially abandoned.

2.	FIBERNET & DESIGN, a registered mark in the United States that was assigned to the Company on March 11, 2008, Registration No. 3,395,986, for “communications services, namely, providing broadband connectivity for data, voice and video transmission on its fiber optic networks in major metropolitan areas; providing access management services, namely, the exclusive right to manage telecommunication networks in buildings, in Class 38 (U.S. CLS. 100, 101 and 104);” and for “computer colocation services, namely, providing customers with the ability to locate their communications and networking equipment at carrier point facilities; computer network design services for others, in Class 42 (U.S. CLS. 100 and 101).

3.	MISCELLANEOUS DESIGN — (Green and Gray), a registered mark in the United States that was assigned to the Company on January 1, 2008, Registration No. 3,361,370, for “communications services, namely, providing broadband connectivity for data, voice and video transmission on its fiber optic networks in major metropolitan areas; providing access management services, namely, management of telecommunication networks in buildings, in Class 38 (U.S. CLS. 100, 101 and 104);” and for “computer colocation services, namely, providing customers with the ability to locate their communications and networking equipment at carrier point facilities; computer network design services for others, in Class 42 (U.S. CLS. 100 and 101).

4.	MISCELLANEOUS DESIGN — (Black and White), a registered mark in the United States that was assigned to the Company on December 11, 2007, Registration No. 3,350,844, for “communications services, namely, providing broadband connectivity for data, voice and video transmission on its fiber optic networks in major metropolitan areas; providing access management services, namely, management of telecommunication networks in buildings, in Class 38 (U.S. CLS. 100, 101 and 104);” and for “computer colocation services, namely, providing customers with the ability to locate their communications and networking equipment at carrier point facilities; computer network design services for others, in Class 42 (U.S. CLS. 100 and 101).

5.	PHONOMENUM, a registered mark in the United States that was assigned to the Company on January 16, 2007, Registration No. 3,198,383, for “telecommunications services, namely, voice-over internet protocol (VoIP) services; providing telecommunications peering connections for VoIP traffic exchange for carriers, cable operators and internet service providers, in Class 38 (U.S. CLS. 100, 101 and 104).”
Section 4.18(d)
1.	Pursuant to U.S. Trademark Application No. 78/716561 as filed on September 20, 2005 (the “Availius Application”), the Company filed a service mark and design application with the U.S. Patent and Trademark Office (“USPTO”) to register the AVAILIUS tradename and logo. In respect of the Availius Application, Availity, L.L.C. was granted an extension by the USPTO until April 4, 2007 in order to consider whether to file a formal opposition to the granting of the AVALIUS trademark in order to address the likelihood of confusion between its mark AVAILITY and the Company’s AVAILIUS. The Company and Availity held settlement negotiations to resolve the trademark dispute but were unable to reach any such resolution. The Company abandoned the Availius Application, and as of March 2, 2009, the USPTO declared such application officially abandoned.

2.	On July 14, 2004, the Company entered into a settlement agreement with Fibernet Group Plc, a UK company, concerning usage of the “Fibernet” trademark in the European Community by the Company and also in the United States by Fibernet Group Plc. Pursuant to the agreement, the Company has the right to market its services under the mark “FiberNet USA” in the European Union and Switzerland.

Section 4.19 Insurance
Section 4.19
          See attached.

SCHEDULE OF INSURANCE

Policy Type	Policy #	Policy Expires	Carrier		Limits		Deductible		Premium

Directors & Officers Liability	18030341	4/29/2010	Illinois National Insurance Co.	Each Claim/Aggregate	$10,000,000	Securities Claims:	$250,000		$195,000
						EPU Claims:	$150,000
				Full prior Acts Coverage		All Other Claims:	$150,000
Side A Directors & Officers Liability	82116927	4/29/2010	Executive Risk Indemnity, Inc.	Each Claim/Aggregate (Excess of the Underlying	$5,000,000	Deductible	N/A		$60,000
				$10,000,000
Miscellaneous Professional Liability	18172308	4/29/2010	American International	Each Claim/Aggregate	$5,000,000	Tech:	$100,000		$126,571
			Speciality Lines Ins. Co.	Telecom Module Retro Date:	4/29/2000	Telecom:	$100,000
				NetAdvantage Pro Module Retro:	4/29/2000	MPL:	$100,000
				Technology Module Retro:	8/16/2005	Media:	$0
				Misc, Professional Module Retro:	8/16/2005	AP/PI:	$0
						NAP:	$100,000
Excess Professional Liability	MPL1000158,09	4/29/2010	Lloyds of London (Hiscox)	Each Claim/Aggregate	$5,000,000				$75,943
Employment Practices Liability	EPL2824332	4/29/2010	Great American E&S Ins. Co.	Each Claim/Aggregate	$3,000,000	Each Claim:	$10,000		$10,000

				Retroactive Date of Cover:	4/29/2000
				Prior & Pending Lit. Date:	4/29/2004
Commercial Crime	FA 0230740-09	4/29/2010	Hartford Fire Insurance Co.	Employee Theft	$1,000,000	Emplyee Theft:	$100,000		$3,509
				Forgery/Alteration	$1,000,000	Forgery/Alteration:	$100,000
				Theft/Destruction	$10,000	Theft/Destruction:	$2,500
				Computer Fraud	$1,000,000	Computer Fraud:	$100,000
				Money Orders & Counterfeit Currency	$50,000	Counterfeit Curr.:	$0
				Investigative Costs	$10,000	Investigative Costs:	$1,000
Fiduciary Liability	8181-0891	4/29/2010	Federal Insurance Co.	Each Claim/Aggregate	$2,000,000	Non-Indemnifiable	None		$6,050
			(Chubb)			Indemnifiable	$5,000
				Prior & Pending Litigation Date:	5/25/2000
Commercial Automobile	7352-19-19	4/29/2010	Federal Insurance Co.	Hired/Non-Owned Auto	$1,000,000	Hired Car	$500/$500		$845
			(Chubb)			Physical [Damage
California Earthquake Coverage Locations: 1. 530 W. 6th St, Los Angeles, CA 90014 2. 600 W. 7th St, Los Angeles, CA 90017 3. 624 S. Grand Ave., Los Angeles, CA 90017 4. 707 Wilshire Blvd., Los Angeles, CA 90017 5. 1200 W. 7th St., Los Angeles, CA 90017	XHO 2160910 00	4/29/2010	Insurance Co. of the West		$1,900,000	A) 5% of the total values at risk at the time and place of loss per occurrence minimum $50,000 B) $25,000 All other Perils			$15,800
Commercial Umbrella Liability	7983-69-73	4/29/2010	Federal Insurance Co.	Each Occurrence	$10,000,000				$16,500
				Total Policy Aggregate	$10,000,000
				Products-Completed Ops	$10,000,000
			(Chubb)	Advertisin/Personal Injury:	$10,000,000
Workers Compensation & Employers	10 WB KU6049	4/29/2010	The Hartford	Bodily Injury by Accident	$1,000,000			Premium	$31,316
Liability				Bodily Injury by Disease	$1,000,000			Subject to year
				(Policy Limit)	$1,000,000			End Audit
				Bodily Injury by Disease
				(Each Employee)

Policy Type	Policy #	Policy Expires	Carrier		Limits		Deductible		Premium

Commercial Property Coverage	3580-90-65 DTO	4/29/2010	Federal Insurance	Blanket #1	$32,079,000		$25,000	Premium	138511
			Co. (Chubb)	Personal Property	5/1, 10/1
				EDP Property on Premises	1/1, 2/1, 3/1, 4/1, 5/1, 6/1, 7/1, 8/1, 9/1,
				Leasehold Interest -	10/1
				Improvements/Betterments	4/1, 11/1
Locations:				Blanket #2	$16,426,000
1. 1 Gateway Center, Newark, NJ 07102				Business Income w/	1/1, 2/1, 3/1, 4/1, 5/1, 6/1, 7/1, 8/1, 9/1,
2. 165 Halsey St., Newark, NJ 07102				Extra Expense	10/1, 11/1
3. 33 Thomas St., New York, NY 10007				Blanket #3	$1,000,000
4. 111 8th Ave.-9th Fl., New York, NY 10011				Business Income - Loss of	1/1, 2/1, 3/1, 4/1, 5/1, 6/1, 7/1, 8/1, 9/1,
5. 60 Hudson St.-19th & 12th Fl., New York, NY				Utilities	10/1
6. 60 Hudson St. Meet Me Room, NY, NY 10013				Blanket #4	$1,000,000		$5,000
7. 800 West 7th, Los Angeles, CA 90017				Accounts Receivable	1/4, 2/1, 3/1, 4/1, 5/1, 6/1, 7/1, 8/1, 9/1,
8. 707 Wilshire Blvd., Los Angeles, CA 90017				on Premises	10/1
9. 1301 Ave. of the American, NY, NY 10019				Blanket #5	$1,000,000		$5,000
10. 220 West 42nd St., New York, NY 10036				Valuable Papers	1/1, 2/1, 3/1, 4/1, 5/1, 6/1, 7/1, 8/1, 9/1,
11. 60 Hudson St., New York, NY 10013				on Premises	10/1
The Manner in which the Blanket applies is shown on a Premises/Building basis. For example, “1/1” means Premises 1/Building 1,				Business Income - Any Other Location	$150,000

				Contingent Bl	$500,000		$150,000
				EDP Property - Any Other Location	$350,000		$5,000
				T-I & B-AOL	$25,000		$5,000
				Personal Property - Any Other Location	$1,000,000		$5,000
				Personal Property In Transit	$500,000		$5,000
				Business Income - LOU for AOL	$100,000

Earthquake (Excluding CA, New Madrid, and any EQ Zonos)	3580-90-65 DTO	4/29/2010	Federal Insurance Co. (Chubb)	Schedule #1 Policy Aggregate	Premises: 1, 2, 3, 4, 5, 6, 9, 10, 11 $ 5,000,000	Property Damage	$50,000
				Each Occurrence	$5,000,000
				Waiting Period	72 Hours
Flood (C,X only)	3580-95-65 DTO	4/29/2010	Federal Insurance	Shedule #1	Premises: 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11	Property	$50,000
			Co. (Chubb)	Policy Aggregate	$5,000,000	Damage
				Each Occurrence	$5,000,000
				Waiting Period	72 Hours
General Liability	3580-90-65 DTO	4/29/2010	Federal Insurance Co. (Chubb)	General Aggregate Limit -	$2,000,000

				Products/ Completed Operations	$2,000,000
				Each Occurrence	$1,000,000
				Advertising Injury/ Personal Injury	$1,000,000

				Damage to Premises Rented	$1,000,000

				Medical Expenses	$10,000

Employee Benefits Errors or Omissions	3580-90-65 DTO			Each Claim/Aggregate	$1,000,000		$10,000

Section 4.19 Insurance
Section 4.19(iii)
As reflected in the table set forth in Section 4.19 of this Company Disclosure Letter, the Company has placed certain of its insurance policies with AIG.

Section 4.20 Takeover Statutes
None.

Section 4.21 Opinion of Financial Advisor
None.

Section 4.22 Brokers and Finders
1.	Engagement Letter dated May 26, 2009 between Burnham Hill Partners and the Company.

2.	Letter Agreement dated May 21, 2009 between Vantage Advisors, LLC and the Company.

Section 4.23 Certain Payments
None.

Section 4.24 No Rights Plan
None.

Section 4.25 Related Party Transactions
1.	Engagement Letter dated April 24, 2006 between Deutsche Bank Securities Inc. and the Company.

2.	Engagement Letter dated May 26, 2009 between Burnham Hill Partners and the Company.

Section 4.26 Suppliers and Customers
Section 4.26(a)
1.	60 Hudson Owner, LLC

2.	XO Communications

3.	John O’ Hara Company

4.	Market Halsey Urban Renewal, LLC

5.	Nortel Networks Inc.
Section 4.26(b)
1.	BT Americas Inc. (Note: the Company intends to reclaim BT’s colocation space in Suite 1903 at 60 Hudson Street, and BT has communicated to the Company that it will relinquish such space in 2009.)

2.	Hypercube LLC

3.	Reliance (Note: the Company has been in discussions with Reliance regarding certain discounts for services to be provided.)

4.	Level 3 Communications, LLC

5.	BCE Nexxia Corp.

6.	Verizon GNI

7.	Tata Communications

8.	Qwest Communications Corporation

9.	Orange Business Services

10.	MTS Allstream

11.	Deutsche Telekom

12.	Belgacom

13.	Comcast

14.	Savvis

15.	Rogers Telecom

Section 4.27 Network Facilities and Operations
Section 4.27(a)
     See attached.

	Jan-08	Feb-08	Mar-08	Apr-08	May-08	Jun-08	Jul-08	Aug-08	Sep-08	Oct-08	Nov-08	Dec-08
Off Net	61	49	56	87	84	96	76	73	70	86	77	73
Fiber	0	2	2	1	1	2	1	1	0	0	1	0
Coax	2	2	2	2	3	7	4	0	1	4	5	3
Equipment	6	1	7	10	5	11	12	4	10	9	11	8
Infrastructure	0	0	0	0	0	0	0	0	0	0	0	0
Personnel Error	2	1	1	3	0	1	2	1	0	3	1	3
Vendor Type 2 Error	13	9	10	18	15	12	14	25	14	18	19	12

Total	84	64	78	121	108	129	109	104	95	120	114	99

	Jan-09	Feb-09	Mar-09	Apr-09	May-09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	Nov-09	Dec-09
Off Net	72	93	87	81
Fiber	1	1	0	1
Coax	1	3	3	2
Equipment	7	9	9	8
Infrastructure	0	1	0	2
Personnel Error	2	0	3	0
Vendor Type 2 Error	15	25	19	13

Total	98	132	121	107	0	0	0	0	0	0	0	0

4-1-09 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
15623	Hypercube LLC	3/20/2009	Feb MRC for disc order	(3,050.00)	1071	DS3 TS	35633	LSAPCAYNF03	- 818 West 7th Street	LSVGNV01F01	- 745 East Tropicana
15623	Hypercube LLC	3/20/2009	Jan MRC for disc order	(3,050.00)	1071	DS3 TS	35633	LSAPCAYNF03	- 818 West 7th Street	LSVGNV01F01	- 745 East Tropicana
15623	Hypercube LLC	3/20/2009	Nov 08 MRC for disc order	(3,050.00)	1071	DS3 TS	35633	LSAPCAYNF03	- 818 West 7th Street	LSVGNV01F01	- 745 East Tropicana
15623	Hypercube LLC	3/20/2009	Oct 08 MRC for disc order	(3,050.00)	1071	DS3 TS	35633	LSAPCAYNF03	- 818 West 7th Street	LSVGNV01F01	- 745 East Tropicana
15623	Hypercube LLC	3/20/2009	Dec 08 MRC for disc order	(3,050.00)	1071	DS3 TS	35633	LSAPCAYNF03	- 818 West 7th Street	LSVGNV01F01	- 745 East Tropicana
15623	Hypercube LLC	3/20/2009	Sept pro ration for disc order	(813.33)	1071	DS3 TS	35633	LSAPCAYNF03	- 818 West 7th Street	LSVGNV01F01	- 745 East Tropicana
21424	Transbeam Inc	3/1/2009	Disc date is Feb 26 2009 pro ration days in Feb	(85.71)	1069	DS1 TS	47339	NYCMNYZRTY2	- 60 Hudson Street	TOROONTRTY2	- 1 Yonge St
23195	Arkadin, Inc	3/17/2009	Jan pro ration for order priced incorrectly	(14.52)	1069	DS1 TS	57817	NYCMNYZRFL12	60 Hudson St - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	3/17/2009	Feb MRC for order priced incorrectly	(50.00)	1069	DS1 TS	57817	NYCMNYZRFL12	60 Hudson St - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	3/17/2009	March MRC credit for order priced incorrectly	(50.00)	1069	DS1 TS	57817	NYCMNYZRFL12	60 Hudson St - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	3/17/2009	Jan pro ration credit for order priced incorrectly	(14.52)	1069	DS1 TS	57816	NYCMNYZRFLI2	60 Hudson St - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	3/17/2009	Feb MRC credit for order priced incorrectly	(50.00)	1069	DS1 TS	57816	NYCMNYZRFL12	60 Hudson St - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	3/17/2009	March MRC for order priced incorrectly	(50.00)	1069	DS1 TS	57816	NYCMNYZRFL12	60 Hudson St - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	3/17/2009	Jan NRC credit for order priced incorrectly	(50.00)	1069	DS1 TS	57816	NYCMNYZRFL12	60 Hudson St - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	3/17/2009	NRC charge for order priced incorrectly	(50.00)	1069	DS1 TS	57817	NYCMNYZRFL12	60 Hudson St - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
27318	Galaxy Vision	3/24/2009	Chn coc date to Feb 6 pro ration 4 days in Jan 5 days in Feb	(834.68)	1001	100-Base-TTS	59069	NYCMNYZRTY2	- 60 Hudson Street	NYCGNYBWTY2	- 350 5th Ave
27318	Galaxy Vision	3/24/2009	Taxes for credit on order 59069	(69.90)	1001	100-Base-TTS	59069	NYCMNYZRTY2	- 60 Hudson Street	NYCGNYBWTY2	- 350 5th Ave
4926	BCE Nexxia Corp./Vendor 0020018292	3/24/2009	Feb MRC for disc order 40604	(300.00)	1088	OC3 TS	40604	NYCMNY83F08	111 8th Avenue - 8th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
4926	BCE Nexxia Corp./Vendor 0020018292	3/24/2009	Jan pro ration for disc order 40604	(270.91)	1088	OC3 TS	40604	NYCMNY83F08	111 8th Avenue - 8th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
6934	Rogers Telecom Inc.	3/25/2009	Coc date changed to March 25 from March 13	(77.42)	1069	DS1 TS	59356	NYCMNYZRF19	60 Hudson Street - 19th Floor	NYCMNYZRMMR	60 Hudson Street - MMR
6934	Rogers Telecom Inc.	3/25/2009	Coc date changed from March 13 to March 25	(77.42)	1069	DS1 TS	59358	NYCMNYZRF19	60 Hudson Street - 19th Floor	NYCMNYZRMMR	60 Hudson Street - MMR
6934	Rogers Telecom Inc.	3/25/2009	COC date changed from Mar 13 to March 25	(77.42)	1069	DS1 TS	59357	NYCMNYZRF19	60 Hudson Street - 19th Floor	NYCMNYZRMMR	60 Hudson Street - MMR
6934	Rogers Telecom Inc.	3/25/2009	COC date changed from Mar 13 to Marc 25	(77.42)	1069	DS1 TS	59359	NYCMNYZRF19	60 Hudson Street - 19th Floor	NYCMNYZRMMR	60 Hudson Street - MMR
8137	Reliance Communications	3/11/2009	Credit order no 39937/47212 outage credit	(18.00)	1071	DS3 TS	47212	NYCMNYZRF12	60 Hudson Street - 12th Floor	NYCMNYBX	75 Broad Street
9652	Global Crossing Americas Solutions, Inc.	3/10/2009	Oder disc date Feb 23 2009	(28.57)	1069	DS1 TS	35772	NYCMNYZRMMR	60 Hudson Street - MMR	NYCMNYZRF09	60 Hudson Street - 9th Floor
3-1-09 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
11400	M5 Networks, Inc	2/2/2009	Order s/b disc on Jan 29 2009	(60.48)	1071	DS3 TS	22318	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNYBX	75 Broad Street
14552	OTE Globe	2/2/2009	Re-term order 30006 Feb 1 2009	(84.20)	1069	DS1 TS	30006	WASLDCSJF01	- 2221 Massachusetts Ave	NYCCNYTHF13	- 866 2nd Ave
21053	Techie Hosting Inc.	2/11/2009	Customer needs to start billing on 3/1/09	(1,285.71)	1059	Colocation Product	58006	NWRKNJMD	165 Halsey Street, Suite 500	NWRKNJMD	165 Halsey Street, Suite 500
25042	Vigilant Futures	2/5/2009	ETF reversed for 25042	(14,200.00)	1120	Gig E (1000 Base T)	25042	NYCMNYZRF09	60 Hudson Street - 9th Floor	NYCMNY83F15	111 8th Avenue - 15th Floor
27187	Nethertz Corporation	2/24/2009	Expedite fee waved credit back from Dec 08 inv	(500.00)	1072	Expedite Charges	56650	NYCMNYZRF19	60 Hudson Street - 19th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
3793	Wave2Wave Communications	2/5/2009	Circuit s/b disc Oct 17	(99.50)	1000	10-Base-T TS	6816	CHCHILUS	208 South LaSalle	CHCHILUS	208 South LaSalle
3793	Wave2Wave Communications	2/5/2009	Circuit s/b disc Oct 17 2008 Dec MRC	(220.00)	1000	10-Base-T TS	6816	CHCHILUS	208 South LaSalle	CHCHILUS	208 South LaSalle
3793	Wave2Wave Communications	2/5/2009	circuit s/b disc Oct 17 2008 Nov MRC	(220.00)	1000	10-Base-T TS	6816	CHCHILUS	208 South LaSalle	CHCHILUS	208 South LaSalle
3793	Wave2Wave Communications	2/5/2009	Building Access s/b disc Oct 17 2008	(451.61)	1056	Building Access		CHCHILUS	208 South LaSalle	CHCHILUS	208 South LaSalle
3793	Wave2Wave Communications	2/5/2009	Dec MRC for Build Access disc	(1,000.00)	1056	Building Access		CHCHILUS	208 South LaSalle	CHCHILUS	208 South LaSalle
3793	Wave2Wave Communications	2/5/2009	Nov MRC for Building Access disc	(1,000.00)	1056	Building Access		CHCHILUS	208 South LaSalle	CHCHILUS	208 South LaSalle
4268	Flag Telecom Network USA Ltd.	2/19/2009	Outage credit	(50.00)	1118	T1 ES	43292	NYCMNYZRTY2	- 60 Hudson Street	AUSXTXUDTY	- 13801 North Mo Pack Expressway
4412	Aleron/Cogent	2/24/2009	Reduced fiber s/b on Nov 24 6 day credit	(250.00)	1073	Fiber	32519	NYCMNY83F05	111 8th Avenue - 5th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
4412	Aleron/Cogent	2/24/2009	Dec 08 red fibers	(1,250.00)	1073	Fiber	32519	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F05	111 8th Avenue - 5th Floor
4412	Aleron/Cogent	2/24/2009	Jan 09 red fibers	(1,250.00)	1073	Fiber	32519	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F05	111 8th Avenue - 5th Floor
5044 US	Cable & Wireless Americas Operations, Inc	2/18/2009	Outage credit	(23.33)	1069	DS1 TS	49526	NYCMNYZRTY2	- 60 Hudson Street	WHNVNJBXTY2	- 1 Heath Plaza
5044 US	Cable & Wireless Americas Operations, Inc	2/18/2009	outage credit	(23.34)	1069	DS1 TS	49529	NYCMNYZRTY2	- 60 Hudson Street	WHNVNJBXTY2	- 1 Heath Plaza
5044 US	Cable & Wireless Americas Operations, Inc	2/18/2009	Outage credit	(23.33)	1069	DS1 TS	49527	NYCMNYZRTY2	- 60 Hudson Street	WHNVNJBXTY2	- 1 Heath Plaza
6692	Shaw Business Solutions U.S., Inc.	2/24/2009	Order s/b disc on Nov 9 2008 credit for Nov pro ration	(733.33)	1073	Fiber	43239	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F05	111 8th Avenue - 5th Floor
6692	Shaw Business Solutions U.S., Inc.	2/2672009	2 days pro ration change coc date from Feb 17 to Feb 19	(784.57)	1120	Gig E (1000 Base T)	57947	NYCMNYZRTY2	- 60 Hudson Street	CHCGILDTTY2	- 350 East Cermak Road
6692	Shaw Business Solutions U.S., Inc.	2/26/2009	2 days change coc date from Feb 17 to Feb 19	(784.57)	1120	Gig E (1000 Base T)	57946	NYCMNYZRTY2	- 60 Hudson Street	CHCGILDTTY2	- 350 East Cermak Road
6692	Shaw Business Solutions U.S., Inc.	2/24/2009	Dec MRC for disc order	(1,000.00)	1073	Fiber	43239	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F05	111 8th Avenue - 5th Floor
6692	Shaw Business Solutions U.S., Inc.	2/24/2009	Jan 09 MRC for Disc order	(1,000.00)	1073	Fiber	43239	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F05	111 8th Avenue - 5th Floor
2-1-09 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
11286	PG & H Communication	1/7/2009	Outage credit	(300.00)	1071	DS3 TS	36465	NYCMNY83TY2	- 111 8th Ave	LSANCARCTY2	- 624 South Grand Ave
12000A	Pacnet Services (USA) Inc.	1/21/2009	Credit back Dec 08 pro ration dollars COC is not 1/20/09	(367.34)	1071	DS3 TS	57728	DLLSTXROTY2	- 2323 Bryant St	CRUCTNCLTY2	- 25 Fedex Parkway
12938	Bharti Airtel LTD (ES-Carrier)	1/12/2009	Or 35629 s/b disconnected on Dec 28 2008	(991.94)	1096	STM4 TS	35629	LSANCARCF04	- 1 Wilshire	NYCMNY83TY2	- 111 8th Ave
12938 A	Bharti Tele Ventures AES Corporate	1/6/2009	Sept pro ration credit or 54051 moved to 12938	(1.733.33)	1095	STM1 TS	54051	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRFL12	60 Hudson St - 12th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/6/2009	MRC for Oct or 54051 moved	(2,000.00)	1095	STM1 TS	54051	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRFL12	60 Hudson St - 12th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/6/2009	Nov MRC order 54051 moved	(2,000.00)	1095	STM1 TS	54051	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRFL12	60 Hudson St - 12th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/6/2009	Dec MRC order 54051 moved	(2,000.00)	1095	STM1 TS	54051	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRFL12	60 Hudson St - 12th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/22/2009	Or belongs on Carrier acc NRC charge	(250.00)	1110	E1 TS	55345	LSANCAVAF04	1 Wilshire	NYCMNY83F15	111 8th Avenue - 15th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/22/2009	Nov pro ration coc date 11/6/08	(1,600.00)	1095	STM1 TS	54756	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/22/2009	Dec MRC for or 55308	(2,100.00)	1095	STM1 TS	55308	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRF09	60 Hudson Street - 9th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/22/2009	Nov MRC for order 55308	(2,100.00)	1095	STM1 TS	55308	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRF09	60 Hudson Street - 9th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/22/2009	Oct coc 10/27/08 pro ration dollars	(338.71)	1095	STM1 TS	55308	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRF09	60 Hudson Street - 9th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/22/2009	Or 55308 belongs on carrier NRC for Nov charge	(1,600.00)	1095	STM1 TS	55308	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRF09	60 Hudson Street - 9th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/22/2009	Dec 2008 MRC charge for or 54756	(2,000.00)	1095	STM1 TS	54756	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/22/2009	Or 54756 belongs on Carrier NRC charge	(2,000.00)	1095	STM1 TS	54756	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
12938 A	Bharti Tele Ventures AES Corporate	1/6/2009	NRC for order 54051 order moved	(2,000.00)	1095	STM1 TS	54051	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRFL12	60 Hudson St - 12th Floor
25330m	Net Access Corp. NAC	1/6/2009	Credit back April invoice paid to LMC	(1,186.00)	1110	E1 TS		NYCMNYCZTY2	- 25 Broadway	PRSTENFATY2	33-34 Winckey Sq
4175	Reliance Globalcom Services Inc.	1/28/2009	December 08 MRC	(220.00)	1073	Fiber	25920	CHCHILBG	141 West Jackson(CBOT) - Mai	CHCHILBG	141 West Jackson(CBOT) - Main
4175	Reliance Globalcom Services Inc.	1/28/2009	Nov 08 MRC	(220.00)	1073	Fiber	25920	CHCHILBG	141 West Jackson(CBOT) - Mai	CHCHILBG	141 West Jackson(CBOT) - Main
4175	Reliance Globalcom Services Inc.	1/28/2009	October pro ration	(212.90)	1073	Fiber	25920	CHCHILBG	141 West Jackson(CBOT) - Mai	CHCHILBG	141 West Jackson(CBOT) - Main
9101	Safra Asset Management	1/12/2009	COLO or s/b disconnect in Nov not Dec	(1,354.84)	1059	Colocation Product		NWRKNJMD	165 Halsey Street, Suite 500	NWRKNJMD	165 Halsey Street, Suite 500

1-1-09 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
11302	InterMetro Communications, Inc	12/1/2008	Or s/b disconnected on Nov 24 pro ration dollars for Nov	(1,050.00)	1088	OC3 TS	45733	NYCMNY83F03	111 8th Avenue - 3rd Floor	LSANCAVAF04	1 Wilshire
11400	M5 Networks, Inc	12/18/2008	Or 49480 s/b discon on Nov 24 2008	(650.00)	1084	OC12 TS	49480	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
12938 A	Bharti Tele Ventures AES Corporate	12/29/2008	Sept 27 discon pro ration credit	(68.67)	1110	E1 TS	42629	NYCMNY83TY2	- 111 8th Ave	CARTNJAAF01	-1400 Federal Drive
12938 A	Bharti Tele Ventures AES Corporate	12/29/2008	Nov MRC for disconnect	(515.00)	1110	El TS	42629	NYCMNY83TY2	-111 8th Ave	CARTNJAAF01	-1400 Federal Drive
12938 A	Bharti Tele Ventures AES Corporate	12/29/2008	Oct MRC for disconnect	(515.00)	1110	E1 TS	42629	NYCMNY83TY2	-111 8th Ave	CARTNJAAF01	- 1400 Federal Drive
21053	Techie Hosting Inc.	12/2/2008	Rack at 165 Halsey unavailable	(12,000.00)	1094	Rack Product	45147	NWRKNJMD	165 Halsey Street, Suite 500	NWRKNJMD	165 Halsey Street, Suite 500
25285	Stroz Friedberg	12/15/2008	Installation problems in Sept 2008	(500.00)	1117	Dedicated Internet Ac	51463	DLLLTXLITY2	- 2101 Cedar Springs Road	DLLLTXLITY2	- 2101 Cedar Springs Road
25321m	Amber Capital Investment Management	12/23/2008	Order 52268 was not working	(2,200.00)	1117	Dedicated Internet Ac	52268	SCCSNJ69TY2	-275 HartzWay	SCCSNJ69TY2	- 275 HartzWay
26253	Skyvision Global Networks LLC	12/9/2008	Or 52439 has a new coc date of Sept 11 pro ration for July	(193.55)	1073	Fiber	52439	NYCMNY83FI5	111 8th Avenue - 15th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
26253	Skyvision Global Networks LLC	12/9/2008	Expedite fee credit for order 52439	(500.00)	1073	Fiber	52439	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
26253	Skyvision Global Networks LLC	12/9/2008	Aug MRC for new coc date of Sept 11	(1,000.00)	1073	Fiber	52439	NYCMNY83F15	111 8th Avenue -15th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
26253	Skyvision Global Networks LLC	12/9/2008	Sept 1 to Sept 11 pro ration on new coc date	(354.84)	1073	Fiber	52439	NYCMNY83F15	111 8th Avenue -15th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
27143	SDS Financial Technologies, Inc.	12/19/2008	Sept 2008 pro ration credit	(160.00)	1112	Entrance Facility	54359	NWRKNJMD	165 Halsey Street, Suite 500	NWRKNJMD	165 Halsey Street, Suite 500
27143	SDS Financial Technologies, Inc.	12/19/2008	October MRC credit	(400.00)	1112	Entrance Facility	54359	NWRKNJMD	165 Halsey Street, Suite 500	NWRKNJMD	165 Halsey Street, Suite 500
27143	SDS Financial Technologies, Inc.	12/19/2008	Nov MRC credit	(400.00)	1112	Entrance Facility	54359	NWRKNJMD	165 Halsey Street, Suite 500	NWRKNJMD	165 Halsey Street, Suite 500
4268	Flag Telecom Network USA Ltd.	12/22/2008	S1545x13mo for changed or 43242/26962	(20,085.00)	1118	TI ES	43242	NYCMNYZRTY2	- 60 Hudson Street	AUSXTXUDTY	-13801 North Mo Pack Expressway
4268A	Flag Telecom Network USA Ltd. (Colo)	12/8/2008	Disc date is Nov 17 2008	(226.66)	1059	Colocation Product	16987	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
4268A	Flag Telecom Network USA Ltd. (Colo)	12/8/2008	Disc date Nov 17 2008	(226.66)	1059	Colocation Product	16988	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F03	111 8th Avenue -3rd Floor
6395 Network	BT Americas Inc (Network)	12/4/2008	Order has a Nov 24 disc date	(31.27)	1005	60 Hud MMR Coax	( 20027	NYCMNYZRMMR	- 60 Hudson Street - MMR	NYCMNYZRMMR	60 Hudson Street - MMR
6467	China Telecom	12/10/2008	COC date changed to 12/1/08	(56.83)	1118	TI ES	56055	NYCMNYZRTY2	- 60 Hudson Street	MRBOMAGTTY2	- 250 Locke Dr
8455m	Lightower Fiber Networks	12/3/2008	Or s/b disc on Sept 20	(50.00)	1032	60 Hud MMR AC/D	(51669	NYCMNYZRTY2	- 60 Hudson Street	NYCMNYZGTY2	- 42 Broadway
8455m	Lightower Fiber Networks	12/3/2008	Oct MRC for Disc order	(150.00)	1069	DS1 TS	51669	NYCMNYZRTY2	- 60 Hudson Street	NYCMNYZGTY2	- 42 Broadway
8455m	Lightower Fiber Networks	12/3/2008	Nov MRC for Disc order	(150.00)	1069	DS1 TS	51669	NYCMNYZRTY2	- 60 Hudson Street	NYCMNYZGTY2	- 42 Broadway
9113	Touchtone Carrier Services, In	12/2/2008	Or s/n have any MRC attached each order has an MRC	(910.45)	1071	DS3 TS	55224	NWRKNJMD	165 Halsey Street, Suite 500	NYCMNYZRF19	60 Hudson Street - 19th Floor
9113	Touchtone Carrier Services, In	12/2/2008	Or should not have an MRC attach to it	(7,056.00)	1071	DS3 TS	55224	NWRKNJMD	165 Halsey Street, Suite 500	NYCMNYZRF19	60 Hudson Street - 19th Floor
12-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
11560	TDC Carrier Services USA, Inc	11/6/2008	Or 33755 s/b disc on Oct 30 2008	(35.48)	1071	DS3 TS	33755	JRCYNJ67	111 Pavonia Avenue	NYCMNY83F08	111 8th Avenue - 8th Floor
12000m	Pacnet Services	11/12/2008	Pro ration for June disconnect date June 12 to June 30	(360.00)	1069	DS1 TS	49352	LSANCAJWTY2	- 600 West 7th Street	M1ATFLELTY2	- 18400 NE 5TH AVE
12000m	Pacnet Services	11/12/2008	July MRC for disc order	(600.00)	1069	DS1 TS	49352	LSANCAJWTY2	- 600 West 7th Street	MIATFLELTY2	- 18400 NE 5TH AVE
12000m	Pacnet Services	11/12/2008	August MRC for disc order	(600.00)	1069	DS1 TS	49352	LSANCAJWTY2	- 600 West 7th Street	MIATFLELTY2	-18400 NE 5TH AVE
12000m	Pacnet Services	11/12/2008	Oct pro ration for disco order	(600.00)	1069	DS1 TS	49352	LSANCAJWTY2	- 600 West 7th Street	MIATFLELTY2	-18400 NE 5TH AVE
12000m	Pacnet Services	11/12/2008	Sept MRC for disc order	(600.00)	1069	DS1 TS	49352	LSANCAJWTY2	- 600 West 7th Street	MIATFLELTY2	- 18400 NE 5TH AVE
15623	Hypercube LLC	11/3/2008	Order s/b disc on 10/31/08	(125.48)	1071	DS3 TS	34105	LSAPCAYNF03	-818 West 7th Street	PHNXAZMAF01	- 211 W. Monroe St
18966	Integra USA	11/20/2008	Credit pan of NRC for Feb 2007 inv	(1,500.00)	1079	2.5 Gig Wave	37067	NYMSNYEFF01	- 3 Times Sq	NYCCNYLJF09	-4 Times Sq.
18966	Integra USA	11/20/2008	Credit part of Feb 2008 inv MRC	(1,400.16)	1079	2.5 Gig Wave	37067	NYMSNYEFF01	- 3 Times Sq	NYCCNYLJF09	- 4 Times Sq.
7877	Saskatchewan Telecommunications	11/13/2008	Or 18521 s/b disc on Oct 24 2008	(256.67)	1088	OC3 TS	18521	NYCMNYZRF19	60 Hudson Street - 19th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
8334	Next Carrier Telecom	11/7/2008	Order 16163 s/b disconnected Oct 27 2008	(101.61)	1071	DS3 TS	16163	NYCMNYZRF19	60 Hudson Street - 19th Floor	NYCMNYZRF12	60 Hudson Street - 12th Floor
11-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
15623	Hypercube LLC	10/10/2008	Or 35635 s/b disc July 7 2008 pro ration for July	(2,459.68)	1071	DS3 TS	35635	LSANCA54TY2	- 818 W 7th St	LSVGNV01F01	- 745 East Tropicana
15623	Hypercube LLC	10/10/2008	Aug MRC for or 35635 s/b disc July 2008	(3,050.00)	1071	DS3 TS	35635	LSANCA54TY2	- 818 W 7th St	LSVGNV01F01	- 745 East Tropicana
15623	Hypercube LLC	10/10/2008	Sept MRC for disc order 35635 s/b disc July 2008	(3,050.00)	1071	DS3 TS	35635	LSANCA54TY2	- 818 W 7th St	LSVGNV01F01	-745 East Tropicana
18011	Eze Castle Integration, Inc.	10/30/2008	Order s/b disconnected in June 08	(1,605.00)	1000	10-Base-T TS	51355	NYCMNYHFTY2	- 535 Madison AVe	NYCMNY83TY2	-111 8th Ave
18011	Eze Castle Integration, Inc.	10/30/2008	Order s/b disconnected June 08	(1,605.00)	1000	10-Base-T TS	51355	NYCMNYHFTY2	- 535 Madison AVe	NYCMNY83TY2	-1118th Ave
18011	Eze Castle Integration, Inc.	10/30/2008	Or s/b disc June 08 Aug MRC	(1,605.00)	1000	10-Base-T TS	51355	NYCMNYHFTY2	-535 Madison AVe	NYCMNY83TY2	-111 8th Ave
18011	Eze Castle Integration, Inc.	10/30/2008	Or s/b disc June 08 Oct	(103.55)	1000	10-Base-T TS	51355	NYCMNYHFTY2	- 535 Madison AVe	NYCMNY83TY2	-111 8th Ave
18011	Eze Castle Integration, Inc.	10/30/2008	Or s/b discon June 08 Sept MRC	(1,605.00)	1000	10-Base-T TS	51355	NYCMNYHFTY2	- 535 Madison AVe	NYCMNY83TY2	-111 8th Ave
22089	One East Partners	10/7/2008	Order was not ready until July 2008 Cr 4 moths	(8,500.00)	1117	Dedicated Internet Ac	45992	NYCMNYSZTY2	-551 Madison Ave	NYCMNYSZTY2	-551 Madison Ave
23260	Brazil Telecom of Americas	10/7/2008	Circuit not working for 5 days In July	(1,166.67)	1099	STM6 TS	51253	NYCMNY83F15	111 8th Avenue - 15th Floor	NYCMNYZRF09	60 Hudson Street - 9th Floor
2342	Vanco Direct USA, LLC.	10/10/2008	Or s/b disc on Sept 15 pro ration for Sept	(146.67)	1110	EI TS	21474	NYCMNYZRF19	60 Hudson Street - 19th Floor	NYCMNYZRF19	60 Hudson Street -19th Floor
2546	NTT America	10/15/2008	Cirt renew pr red from $1300 to $1085 3/1/07 to 3/1/08	(2,580.00)	1069	DS1 TS	19084	JRCNYJBRF16	- 95 Christopher Columbus Dr	NBWKNJBF01	- 25 Corporate Place
2546	NTT America	10/15/2008	Cir renew from 4/1/08 to 9/1/08	(1,290.00)	1069	DS1 TS	19084	JRCNYJBRF16	- 95 Christopher Columbus Dr	NBWKNJBF01	- 25 Corporate Place
2602MMR	WaveCrest Communications (UK) LTD	10/10/2008	Or 34146 s/b disc on Aug 25 Sept MRC	(115.00)	1069	DS1 TS	34146	NYCMNYZRMMR	60 Hudson Street - MMR	NYCMNYBX	75 Broad Street
2602MMR	WaveCrest Communications (UK) LTD	10/10/2008	Or 34146 s/b disc on Aug 25 Aug pro ration	(25.97)	1069	DS1 TS	34146	NYCMNYZRF09	60 Hudson Street - 9th Floor	NYCMNYBX	75 Broad Street
27396	PromGirl.Com	10/22/2008	COLO order s/b invoiced with or 54972 & 54973	(372.00)	1059	Colocation Product	54971	NWRKNJMD	165 Halsey Street	NWRKNJMD	165 Halsey Street
27396	PromGirl.Com	10/22/2008	Oct pro ration Oct 1 to Oct 3	(180.00)	1059	Colocation Product	54971	NWRKNJMD	165 Halsey Street	NWRKNJMD	165 Halsey Street
4848	Consolidated Edison Communications	10/10/2008	Or 24187 s/b disc Sept 19 pro ration Sept 19 to Sept 30	(370.00)	1069	DS1 TS	24187	LSVLKY15TY2	-1515 Omsby Station Ct	NYCMNY83TY2	-111 8th Ave
10-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
12000A	Pacnet Services (USA) Inc.	9/18/2008	The NRC on the original order was incorrect cr S300	(300.00)	1073	Fiber	52433	NYCMNYZRF12	60 Hudson Street - 12th Floor	NYCMNYZRF09	60 Hudson Street - 9th Floor
12000m	Pacnet Services	9/8/2008	Or 49353 s/b disconnected on Aug 15 2008	(452.42)	1069	DS1 TS	49353	NWRKNJMDTY2	-165 Halsey	SLBYNC01TY2	-814 B W Innes St
5898	IDT Domestic Telecom	9/3/2008	Or s/b disconnected Aug 9 2008	(10,275.81)	1088	OC3 TS	16520	NYCMNYZRTY2	- 60 Hudson Street	DLLSTXROTY2	- 2323 Bryant St
9110	Savvis Communications Inc.	9/26/2008	Order s.b disconnected on Aug 5 not Aug 28	(2,596.77)	1071	DS3 TS	25524	NYCMNYZRTY2	- 60 Hudson Street	JRCYNJSPTY2	-135 Green Street

9-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
12000m	Pacnet Services	8/7/2008	May MRC for disconnected circuit	(2,353.00)	1071	DS3 TS	49357	SNJUCACLF01	-11 Great Oaks Blvd	SNJSCAAHTY2	-160 E Tasman
12000m	Pacnet Services	8/7/2008	Credit June MRC for disconnected circuit	(2,353.00)	1071	DS3 TS	49357	SNJUCACLF01	-11 Great Oaks Blvd	SNJSCAAHTY2	- 160 E Tasman
15623	Hypercube LLC	8/26/2008	Pro ration dollars for disc from July 23 to July 31	(1,074.19)	1071	DS3 TS	35210	GLALVACZF01	- 5500 Cox Rd	GLALVACZFOl	- 5500 Cox Rd
19022	SpaceCom International	8/26/2008	Credit for April 1 2007 invoice on order 38661	(15,436.17)	1095	STM1 TS	38661	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNYZRF19	60 Hudson Street -19th Floor
23195	Arkadin, Inc	8/7/2008	Price was incorrect on order form Aug MRC	(50.00)	1069	DS1 TS	52256	NYCMNYZRF12	60 Hudson Street - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	8/7/2008	Price was incorrect on order form June pro ration	(10,00)	1069	DS1 TS	52256	NYCMNYZRF12	60 Hudson Street -12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	8/7/2008	Price was incorrect on order form July MRC	(50.00)	1069	DS1 TS	52256	NYCMNYZRF12	60 Hudson Street -12th Floor	NYCMNYZRF12	60 Hudson Street - 12th Floor
23195	Arkadin, Inc	8/7/2008	Price was incorrect on order form June pro ration	(10.00)	1069	DS1 TS	52257	NYCMNYZRF12	60 Hudson Street - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	8/7/2008	Price was incorrect on order form Aug MRC	(50.00)	1069	DS1 TS	52257	NYCMNY2RFL12	60 Hudson St - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
23195	Arkadin, Inc	8/7/2008	Price was incorrect on order form July MRC	(50.00)	1069	DS1 TS	52257	NYCMNYZRF12	60 Hudson Street - 12th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
25321ml	Amber Capital Spain S.L.	8/27/2008	Or 50644 was not charged on the June 2008 invoice June MRC	1.350.00	1117	Dedicated Internet Ac	50644	MDRDSPPLTY2	-Calle Pinar # 5	MDRDSPPLTY2	- Calle Pinar # 5
25321ml	Amber Capital Spain S.L.	8/27/2008	June MRC for Or 50638 not on June 2008 Inv	2.760.00	1117	Dedicated Internet Ac	50438	MDRDSPPLTY2	-Calle Pinar # 5	MDRDSPPLTY2	- Calle Pinar # 5
4292	STi Pre Paid LLC	8/19/2008	Credit for circuit that s/b disconnected	(2,800.00)	1071	DS3 TS	36491	NYCMNYBX	75 Broad Street	NYCMNYBX	75 Broad Street
6609 Transport	MTS Allstream	8/7/2008	COC date for Disc was July 10 credit July pro radon	(496.77)	1071	DS3 TS	29764	NYCMNYZRMMR	60 Hudson Street - MMR	NYCMNYZRF19	60 Hudson Street - 19th Floor
8-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
10279	Hibemia Atlantic	7/1/08	Disc order COC date is July 27, 2008 cr 3 days	(110.00)	1073	Fiber	26184	NYCMNYZRF19	60 Hudson Street - 19th Floor	NYCMNYZRF09	60 Hudson Street - 9th Floor
21705	Oceanwood Capital Management	7/10/08	Start new COC Credit Dec MRC to July 2008 MRC $2300 ea mo	(18,400.00)	1069	DS1 TS	43494	LONDON00TY2	- 4 Albmarle St	BSTOMAAFTY2	- 2 International Place
21705	Oceanwood Capital Management	7/10/08	Start new COC credit NRC charge will chg again	(7,130.00)	1069	DS1 TS	43494	LONDON00TY2	- 4 Albmarle St	BSTOMAAFTY2	- 2 International Place
21705	Oceanwood Capital Management	7/10/08	Start new COC credit taxes on inv	(2,808.30)	1069	DS1 TS	43494	LONDON00TY2	- 4 Albmarle St	BSTOMAAFTY2	- 2 International Place
2546	NTT America	7/2/08	Term renewal for or 28354 for July 1 2008	(245.00)	1001	100-Base-T TS	28354	NYCMNY83F07	111 8th Avenue - 7th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
7790	Epsilon Telecommunications LTD	7/11/08	Credit for 11 days in March	(870.00)	1071	DS3 TS	41984	NYCMNYZRTY2	- 60 Hudson Street	MIAUFLWSTY2	-50 NE 9th Street
7790	Epsilon Telecommunications LTD	7/11/08	NRC credit for 9 circuits	(450.00)	1111	El Interconnection	46089	NYCMNYZRTY2	- 60 Hudson Street	MIAUFLWSTY2	-50 NE 9th Street
7790	Epsilon Telecommunications LTD	7/11/08	Jan pro ration for 24 days credit for 9 circuits	(418.05)	1111	El Interconnection	46089	NYCMNYZRTY2	- 60 Hudson Street	MIAUFLWSTY2	- 50 NE 9th Street
7790	Epsilon Telecommunications LTD	7/11/08	Credit for 6 days in April	(490.00)	1071	DS3 TS	41984	NYCMNYZRTY2	- 60 Hudson Street	MIAUFLWSTY2	-50 NE 9th Street
7790	Epsilon Telecommunications LTD	7/11/08	Feb MRC for 9 circuits credit	(540.00)	1111	El Interconnection	46089	NYCMNYZRTY2	- 60 Hudson Street	MIAUFLWSTY2	-50 NE 9th Street
7790	Epsilon Telecommunications LTD	7/11/08	March MRC for 9 cirucits credit	(540.00)	1111	El Interconnection	46089	NYCMNYZRTY2	- 60 Hudson Street	MIAUFLWSTY2	-50 NE 9th Street
7-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
11241	Exenet LLC	6/10/08	DS-1 order s/b disconnected not moved	(3,115.66)	1069	DS1 TS	24553	NWRKNJMDTY2	-165 Halsey	NYCMNYGLTY2	- 387 Park Avenue
20084	Tri-Tech Associates	6/10/08	Outage credit for Aug 9	(300.00)	1071	DS3 TS	40346	NYCMNY83F03	111 8th Avenue - 3rd Floor	NWRKNJMD	165 Halsey Street
25326m	Interglobe	6/26/08	Pro ration for April credit	(220.00)	1069	DS1 TS	50689	NYCRNYBBF01	- 7 Teleport Dr	NYCNNYAF11	- 527 Madison AVe
25326m	Interglobe	6/26/08	May MRC credit	(550.00)	1069	DS1 TS	50689	NYCRNYBBF01	-7 Teleport Dr	NYCNNYAF11	- 527 Madison AVe
5545	PowerNet Global	6/26/08	April pro ration for disconnected order	(540.00)	1071	DS3 TS	33599	NYCMNY83F05	111 8th Avenue - 5th Floor	NYCMNYZRFL12	60 Hudson St - 12th Floor
5545	PowerNet Global	6/26/08	May MRC for disconected forder 33599	(600.00)	1071	DS3 TS	33599	NYCMNY83F07	111 8th Avenue - 7th Floor	NYCMNYZRF12	60 Hudson Street - 12th Floor
6-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
15623	Hypercube LLC	5/27/08	Credit for Feb 12 to Feb 28	(1,635.52)	1071	DS3 TS	47628	NYCPNYYKTY2	-601 West 26th Street	BOHENY03F01	- 21 Keyland CT
18185	TISNA-T 1 Sparkle North America	5/21/08	X Connect was not done by FiberNet	(300.00)	1073	Fiber	49567	NYCMNYZRF09	60 Hudson Street - 9th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
18185	TISNA-T 1 Sparkle North America	5/21/08	X connect was not done by FiberNet	(300.00)	1073	Fiber	49566	NYCMNYZRF09	60 Hudson Street - 9th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
24675	University Tickets	5/22/08	Remote Hands charge credit	(40.00)	1067	Customer Access Oth	49443	NYCMNYZRF12	60 Hudson Street - 12th Floor	NYCMNYZRF12	60 Hudson Street - 12th Floor
5545	PowerNet Global	5/14/08	Order s/b disconnected on April 3	(770.00)	1071	DS3 TS	18612	NYCMNY83F07	111 8th Avenue - 7th Floor	NYCMNYBX	75 Broad Street
6987 A	Intelig (Customer)	5/21/08	Order 26484 s/b disc on April 26 2008	(90.00)	1118	TI ES	26484	NYCMNY83TY2	-111 8th Ave	BTCMNYLCTY2	- 570 Lexington Ave
8931	Intelco Communications	5/21/08	Order s/b disc on April 28	(12.50)	1110	E1 TS	32482	NYCMNYZRTY2	- 60 Hudson Street	PARSFRBKTY2	- Telehouse Paris 1 Rue des Jeuenur
6-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
12100a	VSNL International/Teleglobe	4/29/08	Pro Ration dollar credit on April 1, 2008 invoice	(929.03)	1073	Fiber	48868	NYCMNY83F07	111 8th Avenue - 7th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
12100a	VSNL International/Teleglobe	4/29/08	New COC issued on April 8	(320.00)	1073	Fiber	48868	NYCMNY83F05	111 8th Avenue - 5th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
12100a	VSNL International/Teleglobe	4/29/08	New COC issued on April 11	(880.00)	1073	Fiber	48869	NYCMNY83F07	111 8th Avenue - 7th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
12100a	VSNL International/Teleglobe	4/29/08	Pro ration dollar credit on April 1 invoice	(929.03)	1073	Fiber	48865	NYCMNY83F07	111 8th Avenue - 7th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
12100a	VSNL International/Teleglobe	4/29/08	Pro ration dollar credit for Mar on Apr 1 2008 invocie	(1,858.06)	1073	Fiber	48869	NYCMNY83F07	111 8th Avenue - 7th Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
4-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
15623	Hypercube LLC	3/25/08	Order s/b discon on Feb 23	(415.34)	1071	DS3 TS	37364	ATLAGAMVF21	- 55 Marietta Street	NYCPNYYKTY2	-601 West 26th Street
15623	Hypercube LLC	3/25/08	Order s/b discon on Feb 23	(415.34)	1071	DS3 TS	37361	ATLAGAMVF21	- 55 Marietta Street	NYCPNYYKTY2	-601 West 26th Street
20733	Crabel Capital Management	3/4/08	Disc COC is Dec 10 credit for Dec 10 to Dec 31	(1,083.88)	1073	Fiber	42819	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F15	111 8th Avenue - 15th Floor
20733	Crabel Capital Management	3/4/08	Feb MRC credit	(1,600.00)	1073	Fiber	42819	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F15	111 8th Avenue - 15th Floor
20733	Crabel Capital Management	3/4/08	Jan MRC credit	(1,600.00)	1073	Fiber	42918	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F15	111 8th Avenue -15th Floor
4926	BCE Nexxia Corp./Vendor 0020018292	3/25/08	ETF for cancelled order charged in error	(7,560.00)	1118	TI ES	47890	CARTNJAAF01	-1400 Federal Drive	MIAWFLVRF02	- 50 NE 9th St
6333a	Tele 2 Sweden	3/28/08	Feb MRC for X connect order 28447	(200.00)	1079	2.5 Gig Wave	28447	ASBNVABKTY2	-21711 Filigree Ct	ALBQNMAF02	-111 3RD Street NW
6333a	Tele 2 Sweden	3/28/08	X connect for or 28447 s/b disc on Jan 14	(116.13)	1079	2.5 Gig Wave	28447	ASBNVACYTY2	- 21715 Filigree Court	NYCMNY83TY2	-111 8th Ave
6467	China Telecom	3/26/08	Outage credit for Feb 29	(8.06)	1118	TI ES	34240	NYCMNYMMRTY:	- 60 Hudson St MMR	NYCNNY12F10	- 520 12th Street
8228	Telco Global Networks/Talk Talk Onetel	3/26/08	Order s/b disconn on Feb 7	(1,308.62)	1071	DS3 TS	17118	LONDON05TY2	- 2 Exchange Tower, 7th Floor	NYCMNYTMMRTY:	- 60 Hudson St MMR
8228	Telco Global Networks/Talk Talk Onetel	3/26/08	Order s/b disconn on Feb 7	(6,741.38)	1095	STM1 TS	15888	LONDON05TY2	- 2 Exchange Tower, 7th Floor	NYCMNYZRTY2	-60 Hudson Street
9529	Mintz Levin	3/4/08	Or 31433 s/b disconnected on Feb 25	(267.24)	1069	DS1 TS	34333	BSTNMADWTY2	- 1 Financial Center	ENCTCA29F06	- 9255 Towne Centre Dr.

3-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
12938 A	Bharti Tele Ventures AES Corporate	2/25/08	NRC charge in July s/b over 12 months	(13,700.00)	1110	E1 TS	39362	NYCMNY83TY2	-111 8th Ave	SCCSNJEMF01	- 15 Enterprise Ave
15623	Hypercube LLC	2/19/08	Disconnect date s/b Jan 7	(1,512.10)	1071	DS3 TS	37273	ATLAGAMVF21	- 55 Marietta Street	TAMRFLP1TY2	-1700 North 25th Street
1821 B	T-System/Deutche Telekom ICSS	2/21/08	Jan MRC credit order belongs on ace # 1821	(800.00)	1001	100-Base-T TS	43575	NYCMNYZRMMR	60 Hudson Street - MMR	NYCMNY83F15	111 8th Avenue - 15th Floor
1821 B	T-System/Deutche Telekom ICSS	2/28/08	Credit MRC and NRC for Sept $800 each	(1,600.00)	1001	100-Base-T TS	43575	NYCMNYZRMMR	60 Hudson Street - MMR	NYCMNY83F15	111 8th Avenue - 15th Floor
1821 B	T-System/Deutche Telekom ICSS	2/28/08	Credit Nov MRC	(800.00)	1001	100-Base-T TS	43575	NYCMNYZRF09	60 Hudson Street - 9th Floor	NYCMNY83F15	111 8th Avenue - 15th Floor
1821 B	T-System/Deutche Telekom ICSS	2/28/08	Oct MRC credit	(800.00)	1001	100-Base-T TS	43575	NYCMNYZRMMR	60 Hudson Street - MMR	NYCMNY83F15	111 8th Avenue-15th Floor
1821 B	T-System/Deutche Telekom ICSS	2/28/08	Credit Dec MRC	(800.00)	1001	100-Base-T TS	43575	NYCMNYZRMMR	60 Hudson Street - MMR	NYCMNY83F15	111 8th Avenue - 15th Floor
1821 B	T-System/Deutche Telekom ICSS	2/21/08	Feb MRC order belongs on 1821 account	(800.00)	1001	100-Base-T TS	43575	NYCMNYZRMMR	60 Hudson Street - MMR	NYCMNY83F15	111 8th Avenue - 15th Floor
2342	Vanco Direct USA, LLC.	2/11/08	COC date for discon is Jan 25	(329.03)	1088	OC3 TS	41547	NYCMNYZRMMR	60 Hudson Street - MMR	NYCMNYZRF19	60 Hudson Street - 19th Floor
2402	Singapore Telecom USA	2/27/08	Outage credit	(380.00)	1069	DS1 TS	38468	NYCMNYZRTY2	- 60 Hudson Street	HPPGNYFXF01	- 200 Motor Parkway
6719	Sirius Telecom	2/21/08	Renewal s/b eff Jan 8 not Feb 1	(2,967.74)	1084	OC12 TS	46599	LSANCARCF04	-1 Wilshire	NYCMNYZRTY2	- 60 Hudson Street
2-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
22256	Soundview Broadcasting	1/23/08	COLO access issues	(2,200.00)	1059	Colocation Product	44570	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNY83F03	111 8th Avenue - 3rd Floor
9109	PMH Network Services Inc.	1/24/08	COLO increase s/b $1000 not 1200	(200.00)	1059	Colocation Product	47171	NWRKNJMD	165 Halsey Street	NWRKNJMD	165 Halsey Street
1-1-08 Invoicing

CUST ACCT	COMPANY NAME	ADJ DATE	REASON	AMT	PRODUCT ID	PRODUCT NAME	TBS NBR	A CLLI	A LOCATION	Z CLLI	Z LOCATION
4469	Teleglobe America	12/6/07	Or 45299 is not finished yet and COC sent in error	(1,425.00)	1071	DS3 TS	45299	NYCMNY83TY2	-111 8th Ave	NWRKNJMDTY2	-165 Halsey
4926	BCE Nexxia Corp./Vendor 0020018292	12/6/07	Order should be disc on Nov 3	(280.00)	1088	OC3 TS	14561	NYCMNY83F03	111 8th Avenue - 3rd Floor	NYCMNYBX	75 Broad Street
4926	BCE Nexxia Corp./Vendor 0020018292	12/21/07	Order disc on Nov 1 s/b Sept 8	(128.33)	1071	DS3 TS	20831	NYCMNY83F08	111 8th Avenue - 8th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
4926	BCE Nexxia Corp./Vendor 0020018292	12/21/07	Order disc on Nov 1 s/b Sept 8 Oct mrc	(175.00)	1071	DS3 TS	20831	NYCMNY83F08	111 8th Avenue - 8th Floor	NYCMNYZRF19	60 Hudson Street - 19th Floor
6395 COLO	BT Americas lnc (CoLo)	12/26/07	44182 is a duplicate order for 45075	(1,500.00)	1004	60 Hud MMR Cabins	44182	NYCMNYZRMMR	60 Hudson Street - MMR	NYCMNYZRMMR	60 Hudson Street - MMR

Section 4.27 Network Facilities and Operations
Section 4.27(b)
The Company does not have TDM RTU licenses for approximately 4,000 ports on the Cisco PGW 2200 software module, which provides call control for the Cisco 5400 media gateways.

Section 4.27 Network Facilities and Operations
Section 4.27(b)(i)
See attached.

In Service Equipment Inventory Summary

		Quantity
Vendor	Equipment Type	Installed
Nortel	OC-48 Classic	110
Nortel	OM-3500	100
Nortel	OM-5200	40
Nortel	OME-6500	27
Nortel	OM3300/3400	9
MRV	Lambda Driver Chassis	6
MRV	Fiber Driver 16 Slot Chassis	126
MRV	Fiber Driver 4 Slot Chassis	11
MRV	Fiber Driver Single Slot Chassis	132
Coastcom	R410CH	1
Turin	Traverse 2000	13
Turin	TE-100	2
Adtran	M1/3 MUX 2800	135
Adtran	M1/3 MUX 2820	47
Adtran	6100	26
Ekinops	C600	8
RAD	DXC-30	2
Pandatel	SMUX	21
Optilian	MDX-40a	32
Juniper	M40 Router	2
Riverstone	RS8000	2
Riverstone	RS3000	1
Cisco	3550-24	11
Cisco	3750G	23
Cisco	5400	21
Cisco	2651	2
Cisco	15454	2
Cisco	7613	2
Force10	E300	1
Ciena/Internet Photonics	CN220	2
Ciena/Internet Photonics	MX2500	2
Ciena/Internet Photonics	MX40	4
Ciena/Internet Photonics	MX55	8

New York

Location	Item	Mfr
60 Hudson Street MMR	Automatic Transfer Switch (ATS)	Russelectric
60 Hudson Street MMR	1,000 KW, 480 V Generator	Onan/Cummins
60 Hudson Street MMR	1,000 KW, 480 V Generator	Onan/Cummins
60 Hudson Street MMR	225 KVA / 180 KW 600T UPS (Uninterruptible Power Supply)	Liebert
60 Hudson Street MMR	- Transformer Cabinet	Liebert
60 Hudson Street MMR	- Battery Power Pack System 19 minutes full load	Liebert
60 Hudson Street MMR	- Maintenance Bypass Cabinet	Liebert
60 Hudson Street MMR	130 KVA Npower UPS (Uninterruptible Power Supply)	Liebert / Emerson
60 Hudson Street MMR	Liebert UPS Batteries	Liebert / Emerson
60 Hudson Street MMR	Liebert Mtce Bypass Cabinet	Liebert / Emerson
60 Hudson Street MMR	30 ton Water Cooled Upflow Deluxe System 3 — HVAC #1	Liebert
60 Hudson Street MMR	30 ton Water Cooled Upflow Deluxe System 3 — HVAC #2	Liebert
60 Hudson Street MMR	30 ton Water Cooled Upflow Deluxe System 3 — HVAC #3	Liebert
60 Hudson Street MMR	30 ton Water Cooled Upflow Deluxe System 3 — HVAC #4	Liebert
60 Hudson Street MMR	30 ton Water Cooled Upflow Deluxe System 3 — HVAC #5	Liebert
60 Hudson Street MMR	30 ton Water Cooled Upflow Deluxe System 3 — HVAC #6	Liebert
60 Hudson Street MMR	Control Room A / C	Trane
60 Hudson Street MMR	6 ton Air Cooled HVAC BT Office	APC
60 Hudson Street MMR	Elevator Lift	Wizard
60 Hudson Street 1211	ATS-800A 480V	Cummins / ONAN
60 Hudson Street 1211	ATS -225A 480V	ASCO
60 Hudson Street 1211	500kW Emergency Generator	Cummins / ONAN
60 Hudson Street 1211	500kW Emergency Generator - Engine	Cummins / ONAN
60 Hudson Street 1211	130 KVA / 104KW Npower UPS (Uninterruptible Power Supply)	Liebert / Emerson
60 Hudson Street 1211	Liebert UPS Battery Cabinet	Liebert / Emerson
60 Hudson Street 1211	Liebert Mtce Bypass Cabinet	Liebert / Emerson
60 Hudson Street 1211	20 ton Glycol System Upflow HVAC #1	Liebert / Emerson
60 Hudson Street 1211	20 ton Glycol System Upflow HVAC #2	Liebert / Emerson
60 Hudson Street 1211	20 ton Glycol System Upflow HVAC #3	Airflow
60 Hudson Street 1211	20 ton Glycol System Upflow HVAC #4	Skymark
60 Hudson Street 1211	Dry Cooler # 1, 20 ton capacity	Liebert / Emerson
60 Hudson Street 1211	Dry Cooler # 2, 20 ton capacity	Liebert / Emerson
60 Hudson Street 1211	Dry Cooler # 3, 20 ton capacity	Airflow
60 Hudson Street 1211	Glycol Pumps
60 Hudson Street 1211	Pump switch control	Liebert / Emerson
60 Hudson Street 1903	20 ton Glycool System Upflow Deluxe System 3 — HVAC #1 (old #5)	Liebert

New York

Location	Item	Mfr
60 Hudson Street 1903	20 ton Glycool System Upflow Deluxe System 3 — HVAC #2 (old #2)	Liebert
60 Hudson Street 1903	20 ton Water Cooled Upflow Deluxe System 3 — HVAC #4 (new 2004)	Liebert
60 Hudson Street 1903	20 ton Water Cooled Upflow Deluxe System 3 — HVAC #6 (new 2004)	Liebert
60 Hudson Street 1903	10 ton Glycool System Upflow Deluxe System 3 — HVAC #7 (old #3)	Liebert
60 Hudson Street 1903	20 ton Glycool System Upflow Deluxe System 3 — HVAC #8 (old #6)	Liebert
60 Hudson Street 1903	20 ton Glycool System Upflow Deluxe System 3 — HVAC #9 (old #4)	Liebert
60 Hudson Street 1903	Dry Cooler on North offset	Liebert
60 Hudson Street 1903	Dry Cooler on South offset	Liebert
60 Hudson Street 1903	APC Silcon 320 KVA / 320 KW UPS	APC
60 Hudson Street 1903	APC UPS Batteries	APC
60 Hudson Street 1903	400kW Emergency Generator	Caterpillar
111 8th Avenue	Automatic Transfer Switch (ATS) - 600Amps @ 480V	ASCO-7000
111 8th Avenue	Automatic Transfer Switch (ATS) - 400Amps @ 480V	ASCO-940
111 8th Avenue	APC 160 KVA /160 KW UPS (Uninterruptible Power Supply)	APC
111 8th Avenue	20 ton Air Cooled unit — HVAC Unit #1	United CoolAir
111 8th Avenue	20 ton Air Cooled unit — HVAC Unit #2	United CoolAir
111 8th Avenue	20 ton Air Cooled unit — HVAC Unit #3	United CoolAir
111 8th Avenue	20 ton Air Cooled unit — HVAC Unit #4	United CoolAir
111 8th Avenue	8 ton Glycol Cooled Upflow Deluxe System 3 — HVAC #5	Liebert
111 8th Avenue	8 ton Glycol Cooled Upflow Deluxe System 3 — HVAC #6	Liebert
111 8th Avenue	Dry Cooler	Liebert

New Jersey

Location	Item	Mfr
165 Halsey street	750 kW Caterpillar — Generator	Caterpillar
165 Halsey street	750 kW Caterpillar — Engine	Caterpillar
165 Halsey street	750 kW Battery Chgr	Caterpillar
165 Halsey street	1500 kW Baldor IDLC 1500-M — Generator	Baldor
165 Halsey street	1500 kW Baldor — Engine	Mitsubishi
165 Halsey street	1500 kW Battery Chgr	Mitsubishi
165 Halsey street	500 KVA Mitsubishi UPS series 9800D, 480-480 V	Mitsubishi
165 Halsey street	- 3 Battery Cabinets 11 minutes full load (.8PF)	Mitsubishi
165 Halsey street	- Maintenance Bypass Cabinet	Mitsubishi
165 Halsey street	500 KVA TMEIC UPS series G8000MM, 480-480 V	Mitsubishi
165 Halsey street	- 3 Battery Cabinets 11 minutes full load (.8PF)	Mitsubishi
165 Halsey street	- Maintenance Bypass Cabinet	Mitsubishi
165 Halsey street	500 KVA TMEIC UPS series G8000MM, 480-480 V	Mitsubishi
165 Halsey street	- 3 Battery Cabinets 11 minutes full load (.8PF)	Mitsubishi
165 Halsey street	- Maintenance Bypass Cabinet	Mitsubishi
165 Halsey street	150KVA pwr distribution unit 480 TO 208/120V	Liebert
165 Halsey street	150KVA pwr distribution unit 480 TO 208/120V	Liebert
165 Halsey street	150KVA pwr distribution unit 480 TO 208/120V	Liebert
165 Halsey street	150KVA pwr distribution unit 480 TO 208/120V	MGE
165 Halsey street	150KVA pwr distribution unit 480 TO 208/120V	MGE
165 Halsey street	150KVA pwr distribution unit 480 TO 208/120V	PDI
165 Halsey street	150KVA pwr distribution unit 480 TO 208/120V	PDI
165 Halsey street	AC-1 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-2 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-3 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-4 — 30 tons DOWNFLOW	Liebert
165 Halsey street	AC-5 — 30 tons DOWNFLOW	Liebert
165 Halsey street	AC-6 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-7 — 30 tons DOWNFLOW	Liebert
165 Halsey street	AC-8 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-9 — 20 tons UPFLOW	Liebert
165 Halsey street	AC-10 — 8 tons UPFLOW	Liebert
165 Halsey street	AC-11 — 15 tons DOWNFLOW	Liebert
165 Halsey street	AC-12 — 15 tons DOWNFLOW	Liebert
165 Halsey street	AC-13 — 15 tons DOWNFLOW	Liebert
165 Halsey street	AC-14 — 15 tons DOWNFLOW	Liebert

New Jersey

Location	Item	Mfr
165 Halsey street	AC-15 — 15 tons DOWNFLOW	Liebert
165 Halsey street	AC-16 — 15 tons DOWNFLOW	Liebert
165 Halsey street	AC-17 — 15 tons DOWNFLOW	Liebert
165 Halsey street	AC-18 — 15 tons UPFLOW	Liebert
165 Halsey street	AC-19 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-20 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-21 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-22 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-23 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-24 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-25 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-26 — 20 tons DOWNFLOW	Liebert
165 Halsey street	AC-27 — 30 tons DOWNFLOW	Liebert
165 Halsey street	AC-28 — 30 tons DOWNFLOW	Liebert
165 Halsey street	AC-29 — 30 tons DOWNFLOW	Liebert
165 Halsey street	AC-30 — 20 tons UPFLOW	Liebert
165 Halsey street	DC-1 DRYCOOLER UNIT — 60 tons	Liebert
165 Halsey street	DC-2 DRYCOOLER UNIT — 60 tons	Liebert
165 Halsey street	DC-3 DRYCOOLER UNIT — 60 tons	Liebert
165 Halsey street	DC-4 DRYCOOLER UNIT — 60 tons	Liebert
165 Halsey street	DC-5 DRYCOOLER UNIT — 60 tons	Liebert
165 Halsey street	DC-6 DRYCOOLER UNIT — 60 tons	Liebert
165 Halsey street	DC-7 DRYCOOLER UNIT	Liebert
165 Halsey street	DC-8 DRYCOOLER UNIT	Liebert
165 Halsey street	DC-9 DRYCOOLER UNIT	Liebert
165 Halsey street	PB-18 CENTRIFUGAL CONDENSER -1	Liebert
165 Halsey street	GSP-1 PUMP	BUFFALO
165 Halsey street	GSP-2 PUMP	BUFFALO
165 Halsey street	MAU-1	TRANE
165 Halsey street	MAU-2	TRANE
165 Halsey street	EF-1 EXHAUST FAN	PENN
1 Gateway Center	205 kW Emergency generator GenSet	Generac
1 Gateway Center	Generator Engine	Generac
1 Gateway Center	80 kVA UPS	MGE

California & Illinois

Location	Item	Mfr
707 Wilshire Blvd, Los Angeles, CA	Philtek — 24KVA Inverter	Philtek
707 Wilshire Blvd, Los Angeles, CA	AC-1 — 15 tons UPNFLOW	Liebert
707 Wilshire Blvd, Los Angeles, CA	AC-3 — 8 tons UPNFLOW	Liebert
707 Wilshire Blvd, Los Angeles, CA	AC-4 — 8 tons UPNFLOW	Liebert
600 South Federal St., Chicago IL	AC-1 — 20 tons UPFLOW	Liebert
600 South Federal St., Chicago IL	AC-2 — 20 tons UPFLOW	Liebert
600 South Federal St., Chicago IL	AC-3 — 20 tons UPFLOW	Liebert

UPS & DC Plant Batt

					Batt	Install
	Install Site	Equipment	Plant Type	Battery Type	Strings	Date	Work description	MR#	PO#
CER	1301 A of A	DC Plant	FA15 100/400 A	Yuasa PowerLock PL-150 12V	2	Sep-2000	Batt being scheduled for rplcmnt Jun 2009 — 1 new string only	—	—	Fibernet 1301 Avenue of the
CER	520 Madison Ave	DC Plant	FA 30 A	Yuasa PowerLock PL-150 12V	4	Sep-2000	Batt being scheduled for rplcmnt Jun 2009 — 2 new strings only	—	—	FiberNet Telecom, Inc. 520 Madison Ave
CXR HOTEL	111 Pavonia Avenue	DC Plant	FA45 750 Amp Plant	1x Absolyte 100A45	1	Oct-2000	Battery readings within spec as of Jan 2008	—	—	Fibernet 111 Pavonia Avenue
CER	300 Park Ave	DC Plant	FA15 100/400 A	Yuasa PowerLock PL-150 12V	3	Oct-2000	Batt being scheduled for rplcmnt Jun 2009 — 1 new string only	—	—	300 Park Ave NYC
CER	375 Hudson Steet	DC Plant	FA15 100/400 A	Yuasa PowerLock PL-150 12V	3	Oct-2000	Batt being scheduled for rplcmnt Jun 2009 — 1 new string only	—	—	375 Hudson Steet NYC
CER	1 Gateway Center	DC Plant	FA15 100/400 A	Yuasa PowerLock PL-150 12V	3	Nov-2000	Batt being scheduled for rplcmnt Jun 2009 — 2 new strings only	—	—	1 Gateway Center NJ
CER	150 East 42nd Street	DC Plant	FA15 100/400 A	Yuasa PowerLock PL-150 12V	3	Nov-2000	Batt being scheduled for rplcmnt Jun 2009 — 1 new string only	—	—	Fibernet 150 East 42nd Street
LA	530 W6 / LA	DC Plant	FA15 100/400 A	Yuasa PowerLock PL-150 12V	2	Jan-2001	Battery readings within spec as of Aug 2007	—	—
MAJOR	60 Hudson St- 1903	DC Plant	Emerson 8400 Amp Plant	C&D Liberty 2000	2	Feb-2000	Strings 7 & 8 from 2000	—	—	FiberNet Telecom, Inc. 60 Hudson Street
MAJOR	707 Wishire/LA	DC Plant	6000 Amp Argus Plant	Absolyte 100G31	6	Feb-2001	Battery readings within spec as of Aug 2007	—	—
MAJOR	111 8th Avenue Suite 303	DC Plant	2700 Amp C&C Power	Absolyte 100A31	2	Mar-2001	Battery strings 4 & 5 are A31.
MAJOR	111 8th Avenue Suite 303	DC Plant	2700 Amp C&C Power	Absolyte 100A33	1	Mar-2001	String 6 is A33.	—	—	FiberNet Telecom, Inc. 111 8th Avenue
MAJOR	111 8th Avenue Suite 303	DC Plant	Eltek (PCP) 2000 A Plant	Absolyte 100A33	1	Mar-2001	String 3 is from Mar 2001	—	—	FiberNet Telecom, Inc. 111 8th Avenue
LA	600 W7 St / LA	DC Plant	FA15 100/400 A	Marathon 155 AH M12V155FT	1	Feb-2004	Removed 2 strings Yuasa PowerLock 150AH	5220	—	FiberNet Telecom, Inc. 32 A/A
CER	1 Gateway Center	UPS	MGE 80KVA	Sprinter S12V370F	1	Sep-2004	string (36 cells) replaced in 2004	6026	—	1 Gateway Center NJ
MAJOR	60 Hudson St-MMR	DC Plant	C&C 10000 Amp Plant	4x Absolyte 100A99	4	Dec-2001	Space/support for two addti strings. Strings 5 & 6 removed Oct 2007	—	—	FiberNet Telecom, Inc. 60 Hudson Street
MAJOR	60 Hudson St- MMR	UPS	Emerson 600T 225KVA	Sprinter S12V370F	2	Nov-2003	40 cells per string. Batt being scheduled for rplcmnt May 2009 — 2 new strings	4913	—
CXR HOTEL	32 Ave of Americas	DC Plant	Argus Plant	Marathon 155 AH M12V155FT	1	Mar-2005	Removed 1 strings Yuasa PowerLock 150AH. Additional strings onslte	6959	004168	FiberNet Telecom, Inc. 32 A/A
CER	122 East 42nd Street	DC Plant	FA15 100/400 A	Marathon 155 AH M12V155FT	1	May-2006		8550	005610	Fibernet 122 East 42nd Street
CER	1700 Broadway	DC Plant	FA15 100/400 A	Marathon 155 AH M12V155FT	1	May-2006		8551	005609	Fibernet 1700 Broadway
CER	375 Park Ave	DC Plant	FA15 100/400 A							375 Park Ave NYC
Csr Site	111 8th Avenue Suite 733 — NTTA	DC Plant		Marathon M12V90FT	1	Mar-2007	2 strings (4 cells) replaced with 1 string	9564	6687
CXR HOTEL	25 Broadway	DC Plant	RA 15 100/200A	Marathon 155 AH M12V155FT	1	Mar-2007	Removed 2 strings Yuasa PowerLock 150AH	9586	006700	Fibernet 25 Broadway
MAJOR	60 Hudson St-MMR	UPS	Emerson Npower 130KVA	C&D UPS12-370FR	1	Nov-2004	Batt being scheduled for rplcmnt May 2009 — 1 new string	6288	3557
MAJOR	165 Halsey Street	DC Plant	FA45	Marathon 155 AH M12V155FT	2	Mar-2005	1st string of marathon installed Sep 2002 2nd string installed 2005	3839 6960	00 — 004167	Fibernet 165 Halsey Street
MAJOR	111 8th Avenue Suite 303	UPS	APC Silcon 160KVA	2x strings of 32 cells	2	Apr-2007	Batteries replaced through Secure Comm & APC	9767	6862	FiberNet Telecom, Inc. 111 8th Avenue
MAJOR	111 8th Avenue Suite 303	DC Plant	Eltek (PCP) 2000 A Plant	Absolyte 100A33	1	Aug-2007	String 2 from Aug 2007. String 1 rplcmnt coming May 2009	10009	007089	FiberNet Telecom, Inc. 111 8th Avenue
MAJOR	60 Hudson St- 1211	UPS	Emerson Npower 130KVA	C&D UPS12-370FR	1	Sep-2007	unit installed In 2007. 1x string of 40 Cells	—	—
MAJOR	60 Hudson St- 1903	UPS	APC Silcon 320KVA	Sprinter S12V270F	2	Sep-2007	2x strings of 32 cells each replaced in 2007	10299	007376
MAJOR	165 Halsey Street	UPS	500 KVA Mitsubishi UPS series 9800D, 480-480 V	Power Battery model TC12150C	3	Mar-2008	UPS 2 — 40 cells per string/cabinet, 3 strings total
MAJOR	165 Halsey Street	UPS	500 KVA TMEIC UPS series G8000MM, 480-480 V	Power Battery model TC12150C	3	Oct-2008	UPS 3 — 40 cells per string/cabinet, 3 strings total
CER		DC Plant	FA15 100/400 A	Marathon 155 AH M12V155FT	1	Nov-2008		21137	009038	Fibernet 195 Broadway
CER	650 Madison Avenue	DC Plant	FA15 100/400 A	Marathon 155 AH M12V155FT	1	Nov-2008		21262	009114	Fibernet 650 Madison Avenue
MAJOR	165 Halsey Street	UPS	500 KVA TMEIC UPS series G8000MM, 480-480 V	Power Battery model TC12150C	3	Feb-2009	UPS 4 -40 cells per string/cabinet 3 strings total
MAJOR	60 Hudson St- 1211	DC Plant	PECO II 2400 Amp Plant	Absolyte 100G33	4	Apr-2009	Space/support on each of two steel platforms for 32 additional mods. 64 total	21673	009431	Fibernet Telecom, Inc. 60 Hudson Street
MAJOR	60 Hudson St- 1903	DC Plant	Emerson 8400 Amp Plant	Absolyte 100G33	6	Apr-2009	Strings 1 thru 8 replaced Apr 2009.	21672	009432
UPS & DC Plant Batt
DC Plants by site
5/18/2009

DC Plants

				Max Rectifer	Current Rectifer	Current		Install
	Install Site	Equipment	Plant Type	Capacity	Capacity	Load	Load Chk Date	Date
CER	1 Gateway Center	DC Plant	FA15 100/400 A	300	150			Nov-2000
MAJOR	111 8th Avenue Suite 303	DC Plant	2700 Amp C&C Power	2700	1850	360	24-Apr-09	Mar-2001
MAJOR	111 8th Avenue Suite 303	DC Plant	Eltek (PCP) 2000 A Plant	2400	1600	565	24-Apr-09
Csr Site	111 8th Avenue Suite 733 - NTTA	DC Plant						Mar-2007
CXR HOTEL	111 Pavonia Avenue	DC Plant	FA45 750 Amp Plant	800	400	25	2-Feb-09	Oct-2000
CER	122 East 42nd Street	DC Plant	FA15 100/400 A	400	100	3	14-Apr-09
CER	1301 A of A	DC Plant	FA15 100/400 A	300	100	12	10-Nov-08	Sep-2000
CER	150 East 42nd Street	DC Plant	FA15 100/400 A	400	100	0	13-Apr-09	Nov-2000
MAJOR	165 Halsey Street	DC Plant	FA45	800	350	160	13-Nov-08
CER	1700 Broadway	DC Plant	FA15 100/400 A	400	100	9	23-Apr-09
CER	195 Broadway	DC Plant	FA15 100/400 A	400	150	80	24-Nov-08
CXR HOTEL	25 Broadway	DC Plant	RA 15 100/200A	200	150
CER	300 Park Ave	DC Plant	FA15 100/400 A	400	100	1	17-Apr-09	Oct-2000
CXR HOTEL	32 Ave of Americas	DC Plant	Argus Plant	400	200
CER	375 Hudson Steet	DC Plant	FA15 100/400 A	400	100	4	23-Apr-09	Oct-2000
CER	375 Park Ave	DC Plant	FA15 100/400 A
CER	520 Madison Ave	DC Plant	FA 30 A	600	300	11	2-Apr-09	Sep-2000
LA	530 W6 / LA	DC Plant	FA15 100/400 A					Jan-2001
MAJOR	60 Hudson St- 1211	DC Plant	PECO II 2400 Amp Plant	2400	2400	360	23-Apr-09
MAJOR	60 Hudson St- 1903	DC Plant	Emerson Plant	11200	5600	1850	23-Apr-09	Feb-2000
MAJOR	60 Hudson St — MMR	DC Plant	C&C Plant	9450	2700	1300	19-Mar-09	Dec-2001
LA	600 W7 St / LA	DC Plant	FA15 100/400 A					Feb-2004
MAJOR	600 South Federal/ Chi.	DC Plant	Argus Plant			0
CER	650 Madison Avenue	DC Plant	FA15 100/400 A	400	100	0	23-Apr-09
MAJOR	707 Wishire / LA	DC Plant	6000 Amp Argus Plant	6600	1200	550	23-Apr-09	Feb-2001
DC Plants
DC Plants by site
5/18/2009

Section 4.27 Network Facilities and Operations
Section 4.27(b)(ii)
     See attached.

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
100-10001	NORTELDATA	A0771472	CABLE SET(2)	EA	2	0
100-10002	NORTELDATA	A0771582	2PR/22GA	EA	53	0
100-10003	NORTELDATA	A0777083	ALARM CABLE	EA	53	0
100-10004	NORTELDATA	A0771612	500	EA	29	0
100-10005	NORTELDATA	A0771585	ALARM CABLE	EA	54	0
100-10031	NORTELDATA	NTN435BA	MAPPER CARD	EA	4	3
100-10098	ADC KRONE	DSXCEV56/XC	56 POSITION	EA	3	0
100-10099	NORTELDATA	NT7E5045KIT	FAN	EA	7	0
100-11111	NORTELDATA	NTN458MU	CABLE	EA	2	0
100-11113	NORTELDATA	NTOH5730	TRAY	EA	1	0
100-11115	NORTELDATA	NTOH44BA	MOUNTING	EA	1	0
100-20001	TROMPETER	1551048	POSITION	EA	6	3
100-20002	TROMPETER	DDM-2	W/ REAR	EA	0	6
100-20003	TROMPETER	15100322	AND RIGHT)	EA	23	2
100-20004	TROMPETER	15200281	HORIZONTAL	EA	9	2
100-20006	3M TELCOM	LL2-1236B	CLOSURE	EA	0	0
100-20045	MRV COMM	EM316NM	MODULE W/ 1	EA	5	0
100-20051	MRV COMM	16TRPS/DC	POWER	EA	1	0
100-20176	ADC KRONE	ADCPP24505	STRAIGHT	EA	1	0
100-20177	ADC KRONE	B110	PATCH PANEL	EA	1	0
100-20179	ADC KRONE	U-P	BULKHEAD	EA	0	2
100-20193	ADC KRONE	EB-17B	EXTENDER	EA	2	0
100-20195	ADC KRONE	FL2-12RPNL	POS EMT	EA	2	0
100-21000	TROMPETER	TMM-2	ACCESS AND	EA	111	42
100-22000	TROMPETER	155-1012-1	POSITION DSX-	EA	3	1
100-22001	ADC KRONE	DI-U2GU1	PANEL 56	EA	6	0
100-22002	ADC KRONE	DI-A2GU1	PANEL 56	EA	3	0
100-22004	ADC	R01C4802	MINI-DSX3	EA	0	0
100-22005	ADC	DSX4L-R01C	MINI-DSX	EA	0	0
100-22006	ADC	DSX4L-02R	DSX3 MODULE	EA	0	0
100-22220	ADTRAN	1200293L1	EXTENDER	EA	0	1
100-22222	ADTRAN	1203022L1	CSU/DSU	EA	2	0
100-22223	ADTRAN	1200291L1	PATCH PANEL	EA	1	0
100-22225	ADTRAN	1203060L1	CSU/DSU	EA	1	0
100-22229	COMNET COM	T0824GPVFF	CABLE, 32	EA	1	1
100-30000	ADTRAN	4204290L6	DC	EA	30	2
100-30001	MRV COMM	NC316BU-1/DC	CHASSIS	EA	2	0
100-30046	NORTEL VO	NT0H40BC	OCM (OPTICAL	EA	1	0
100-33322	NORTELDATA	NTN435AH	MAPPER	EA	4	0
100-33334	NORTELDATA	NTN483PC	OM3500 REL.	EA	2	1
100-33335	NORTELDATA	NTN484QA	14.0 NPX	EA	0	0
100-33336	NORTELDATA	NTN484LL	OM3500 REL.	EA	0	0
100-33338	PHILL COMM	DIC4497-0100	TO 64-PIN	EA	3	2
100-33344	ADTRAN	DIC4497-0035	AMP CABLES	EA	26	0
100-33364	NORTELDATA	NTN476AH	UNIVERSAL	EA	6	2
100-33367	NORTELDATA	NTN452JH	DS3X12 I/O	EA	13	3
100-33368	NORTELDATA	NTN483RA	15 SHELF	EA	0	1
100-33369	NORTELDATA	NTN484RA	15.0 NETWORK	EA	0	1
100-40000	NORTELDATA	NT7E5644	HARNESS	EA	2	0
100-44444	NORTELDATA	NT8E05CC	DEMUX	EA	2	0
100-44446	NORTELDATA	NT8E01MH	LINEAR TX	EA	1	0
100-55555	ADC KRONE	D1M-1A0036	DSX1 PANEL	EA	1	0
100-60000	HUBBELL EL	P5E24UE	PORT PATCH	EA	8	1

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
100-70000	HUBBELL EL	BREXTB235	EXTENDER	PR	3	1
100-71000	NORTELDATA	NTCA10DC	COUPLER	EA	0	0
100-71001	NORTELDATA	NTCA10CC	COUPLER	EA	0	0
100-77771	PANDATEL	1	S-MUX 155	EA	2	2
100-77772	PANDATEL	1755-005	POWER	EA	6	2
100-77773	PANDATEL	1755-002	POWER	EA	5	0
100-77774	ACCU-TECH	9229	SLIDING,	EA	3	3
100-77778	MRV COMM	EM316G/S1	SX(MM;	EA	0	0
100-77779	MRV COMM	SFP-DGD-SX	GIGE MM SFP	EA	5	0
100-88888	SUNBELT	5	ED CABLE	EA	11	0
100-99995	ADC KRONE	000B	MOUNT	EA	1	0
100-99996	ADC KRONE	C5	WITH 6 SC-SC	EA	4	0
200-10012	ROYAL ELEC	25002432	ELECTRICAL, 2	FT	1438	0
200-10015	ROYAL ELEC	51583	ELECTRICAL, 6	FT	1000	0
200-10017	ROYAL ELEC	6THHNGREEN	ELECTRICAL, 6	FT	500	0
200-10018	ROYAL ELEC	6THHNRED	ELECTRICAL, 6	FT	2500	0
200-10019	CABLEWAVE	C1300-050	ELECTRICAL,	EA	2	0
200-10023	ROYAL ELEC	E51583	ELECTRICAL, 2	FT	200	0
200-10025	OPTO-TECH	US	FOR THE US	EA	4	0
200-10026	AIW	RW90	ELECTRICAL, 2	FT	500	0
200-20000	LUCENT-TEC	73401	TRANSMISSIO	EA	289	0
200-20002	FIBERNET	2.13327E+006	TRANSMISSIO	FT	176	0
200-20004	LUCENT-TEC	105271209	TRANSMISSIO	FT	667	0
200-20006	FIBERNET	1847848	REEL @ 800 FT	FT	1068	0
200-20010	GEN CABLE	CPP	TRANSMISSIO	FT	1000	0
200-20011	ROYAL ELEC	51602SLL	ALARM, RED	FT	339	0
200-20013	GEN CABLE	GCCPV	TRANSMISSIO	FT	3000	0
200-20020	CS-UNIPRIS	Y	TRANSMISSIO	FT	3700	0
200-20024-D	NORTELDATA	A0771614	METRO	EA	4	0
200-20025	NORTELDATA	A0771616	CABLE	EA	26	0
200-20026	NORTELDATA	A0772716	DS-1 CABLE	EA	245	0
200-20031	BERK-TEK	3001	TRANSMISSIO	FT	1000	0
200-20032	BERK-TEK	D9671521	TRANSMISSIO	FT	1054	0
200-20033	WINDY CITY	B	PAIR,	FT	1001	0
200-20035	BELDEN/CDT	NOR13305	TRANSMISSIO	FT	4206	0
200-20037	ORTRONICS	E118963T	CABLES	EA	18	0
200-20043	PANDUIT	FCF4X4YL	COUPLER	FT	2000	0
200-44444	FONS	APL-6S-9-02	LOADED SC	EA	24	0
222-30000	NORTELDATA	NTN452NH	RJ45X8 I/O	EA	2	0
300-10003	CORNING-C	A20	LOOSE TUBE	FT	0	0
300-10005	CORNING-C	4	MIC/RISER	FT	0	0
300-10009	CORNING-C	9	MIC/PLENUM	FT	234	0
300-10011	HITACHI	60090216	R/MDPE	FT	1000	0
300-10030	CORNING-C	048R816113124	STRAND, SM,	FT	0	0
300-10032	OPTICAL CA	C5D	BUFFERED	FT	400	0
300-10036	LUCENT-TEC	108582628	STRAND SM	FT	200	0
300-20000	HOFFMAN	A24N24ALP	ENCLOSURES	EA	3	0
300-20001	CORNING-C	CSH03UF	SPLICE	EA	130	0
300-20002	CORNING-C	CSH05UF	SPLICE	EA	4	0
300-20003	CORNING-C	FDCSMH5F	HOUSING	EA	2	0
300-20004	CENTURY Fl	OWNED0	MOUNTABLE 2	EA	9	0
300-20005	CENTURY Fl	FSSC288R	SPLICE	EA	104	0
300-20006	CORNING-C	M67076	SPLICE TRAYS	EA	278	0

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
300-20007	CORNING-C	M67078C	SPLICE TRAYS	EA	17	0
300-20012	CORNING-C	WCH06P	CLOSET	EA	0	0
300-30060	OPTICAL CA	PCAD	FIBER OPTIC,	EA	45	0
300-30061	FIBER OPTI	P	FIBER OPTIC,	EA	32	0
300-30062	OPTICAL CA	PCAD	FIBER OPTIC,	EA	67	0
300-30099	ATI	M	FIBER OPTIC,	EA	39	0
300-30100	ATI	M	FIBER OPTIC,	EA	40	0
300-30103	NORTELDATA	NT7E44CB	EXTERNAL	EA	9	0
300-30104	NORTELDATA	NT7E44EA	INTERFACE	EA	67	0
300-30105	NORTELDATA	NT7E44JB	SHELF-SHELF	EA	36	0
300-30106	NORTELDATA	NT7E44JC	BAY-BAY (5M)	EA	42	0
300-30107	NORTELDATA	NT7E44JE	C LAN CABLE	EA	19	0
300-30108	NORTELDATA	NT7E44JK	BAY TO BAY	EA	1	0
300-30109	NORTELDATA	NT7E44JX	CABLE BAY TO	EA	7	0
300-30110	NORTELDATA	NT7E44JY	CABLE BAY TO	EA	5	0
300-30111	NORTELDATA	NT7E44RA	(PORTB)-(5M)	EA	1	0
300-30114	NORTELDATA	NT7E5431	OC48 ESI	EA	11	0
300-30115	NORTELDATA	NT7E54CA	CABLE	EA	11	0
300-30126	HUBBELL PR	FCSCSC12	CONNECTOR	EA	0	0
300-40002	TELECT	07160012097	24 FIBER	EA	3	0
300-40006	CORNING-C	CCH02U	CONNECTOR	EA	0	0
300-40007	CORNING-C	CCH03U	CONNECTOR	EA	0	0
300-40010	CORNING-C	CJH02UF	HOUSING	EA	22	0
300-40011	CORNING-C	CJP01U	JUMPER	EA	0	0
300-40012	CORNING-C	CJP02U	JUMPER	EA	0	0
300-40018	CENTURY Fl	RR10	MOUNT PANEL	EA	16	0
300-40022	CORNING-C	FDCCMH096	TERMINATION	EA	0	0
300-40023	CORNING-C	FDCCP8P38	SC SLEEVES	EA	278	0
300-40030	CENTURY Fl	FDP700144SC	RIBBON	EA	2	0
300-40032	CENTURY Fl	72SCXX	72 PORT FIBER	EA	7	0
300-40040	CORNING-C	M67048	SPLICE TRAYS	EA	0	0
300-40042	SUMITOMO	050	PIGTAILS	EA	16	0
300-40044	SUMITOMO	5E-5572MT-024	PLENUM	FT	444	0
300-40045	CORNING-C	TER523	INSERTS/SLEE	EA	0	0
300-40052	CENTURY Fl	SC	W/ST/SC	EA	1	0
300-40054	ADC KRONE	00	SPLITTER	EA	9	0
300-40055	CENTURY Fl	10572SCLS72	SHELF(BIG	EA	1	0
300-40056	TELECT	E84C5A	DSX-1 PANEL,	EA	2	0
300-40060	CORNING-C	7MK1	MOUNT 96	EA	16	0
300-50000	AMPHENOL	502512700	BAYONET	EA	144	0
300-50001	AMPHENOL	502780100	COUPLING KIT	EA	37	0
300-50002	AMPHENOL	502864100	BULKHEAD	EA	76	0
300-50003	CORNING-C	CCHCP0811	FC	EA	360	0
300-50004	CORNING-C	CCHCP0819T	ADAPTER, ST	EA	0	0
300-50005	CORNING-C	CCHCP083C	ADAPTERS 8	EA	119	0
300-50006	CORNING-C	FDCCP1P11	FC/FC	EA	0	0
300-50007	CORNING-C	FDCCP8P19T	ADAPTERS	EA	11	0
300-50009	CENTURY Fl	FDP24SCMM	MOUNT FDP	EA	5	0
300-50010	TURIN NETW	CHASISKIT	KIT WITH	EA	0	0
300-50011	TURIN NETW	MOD-LS	NETWORK	EA	0	0
300-50012	TURIN NETW	2S6	3M-2S-6R	EA	0	0
300-50013	TURIN NETW	X131	LX 1310	EA	0	0
300-50014	TURIN NETW	IR13	OC12STM4-	EA	0	0

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
300-60000	ADC KRONE	ADCPP24505	COUPLER	EA	1	0
300-66668	NORTELDATA	TN1XPROT	TO 63 E1	EA	2	0
317-11111	NORTELDATA	NT0H530DA	BAND 4 OMX	EA	1	0
317-11112	NORTELDATA	NT0H530JA	BAND 5 OMX	EA	1	0
317-11113	NORTELDATA	NT0H530MA	BAND 8 OMX	EA	1	0
317-11116	CISCO	SN97M79EAA	INTERFACE	EA	1	0
317-11117	CISCO	SNTUBBKBAA	CIRCUIT PACK	EA	1	0
317-11118	CISCO	WMT3XOFCAA	1550.92NM	EA	2	0
317-11119	CISCO	WMT3XOHCAA	1552.52NM	EA	1	0
317-11120	CISCO	SNP8EM9KAA	CIRCUIT PACK	EA	1	0
328-00000	CORNING-C	50F	CT PIG TAILS	EA	7	0
328-00003	NORTELDATA	NT8E54AA	ENVIRONMENT	EA	1	0
328-00004			PANEL	EA	1	0
328-00006			1CARD=NT817	EA	2	0
328-00007	NORTELDATA	A0771470	CABLE DS-	EA	4	0
328-00008	NORTELDATA	A0771614	22 AWG,	EA	3	0
328-00009	CORNING-C	CJH-03U-F	SPLICE TRAY	EA	6	0
328-00010	ADC KRONE	DSX-4R-M30	DSX-4R-M30	EA	8	0
328-00012	ADC KRONE	FGS-HWMB-D	BRACKET KIT	EA	25	0
328-00013			NT7E56CA.2NT	EA	2	0
328-00014	NORTELDATA	NT8E05CC	CLASSIC	EA	2	0
328-00015	NORTELDATA	NTN442CB	DWDM B3C2	EA	0	0
328-00016	NORTELDATA	NTFF02AA	NO DESCRP	EA	1	0
328-00017	NORTELDATA	NTN350AA	CARD	EA	1	0
328-00018	NORTELDATA	NTN430AA	CARD	EA	24	0
328-00019	NORTELDATA	NTN451BA	LIF	EA	1	0
328-00020	N/A	04	SXLOAM-LEFT	EA	1	0
328-00021	NORTELDATA	NTN455AC	CARD	EA	5	0
328-00022	NORTELDATA	NTN456BA	BT/DS-1/DS-3	EA	4	0
328-00023	NORTELDATA	NTN456LA	SIDE I/O	EA	4	0
328-00024	NORTELDATA	NT0H30KA	OMX(5200)	EA	1	0
328-00027	ADTRAN	T3SU300	POWER	EA	1	0
329-00000	COASTCOM	R410CH	SHELF	EA	1	0
329-00001	COASTCOM	R410CCT	CPU	EA	2	0
329-00002	COASTCOM	R410DC48	SUPPLY	EA	2	0
329-00003	COASTCOM	R410DS3T	DS3 CARD	EA	2	0
329-00004	COASTCOM	R410ER200	BRACKETS	EA	1	0
329-00005	COASTCOM	BALUN	ER	EA	2	0
345-00000	MRV COMM	EM316-2SFP	MEDIA	EA	9	0
345-00001	MRV COMM	EM316EDSC/S	10BASE-FL	EA	9	0
345-00002	NORTELDATA	NTN450BA	OPC	EA	2	0
345-00003	ADTRAN	1202.060L1	T1 DSU/CSU	EA	1	0
345-00004	NORTELDATA	NT0H51AB	STORAGE	EA	2	0
345-00005	ADTRAN	4200410L1	E1 DSU/CSU	EA	2	0
345-00006	ADC KRONE	DSX4H-W10C	CROSS-	EA	1	0
345-00007	ADC KRONE	DSX4H-MB-BI	MODULE	EA	6	0
345-00008	TELECT	010-0000-1448	BROADBAND	EA	1	0
345-00009	TELECT	010-8401-0410	BROADBAND	EA	33	0
345-00010	NORTELDATA	NTCA52AA	OPC I/O	EA	1	0
345-00011	NORTELDATA	NTCA50BA	METRO 3400	EA	1	0
345-00012	NORTELDATA	NTCA51AA	METRO 5200	EA	1	0
345-99999	ADTRAN	1200410L1	ESU LT	EA	1	0
400-10000	NEWTON	10240010	AUXILIARY	EA	90	0

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
400-10001	NEWTON	0020590110	CONNECTOR	EA	21	0
400-10005	NEWTON	0020520130	BRACKETS	EA	146	0
400-10009	NEWTON	0020650730	SUPPORT	EA	15	0
400-10010	NEWTON	21210630	KIT FOR 12 IN.	EA	25	0
400-10012	NEWTON	30160810	WASHERS	EA	1000	0
400-10015	NEWTON	0030330230	ANGLE 1 5/8	EA	18	0
400-10017	NEWTON	0041090010	RACK, FLOOR	EA	1008	0
400-10018	NEWTON	0041120031	RACK, OUTLET	EA	9	0
400-10020	NEWTON	2091980031	BRACKET	EA	1	0
400-10022	NEWTON	0010300110	PARALLEL AUX	EA	14	0
400-10028	NEWTON	0020120010	JUNCTION	EA	50	0
400-10029	NEWTON	0020140010	CONNECTOR	EA	25	0
400-10031	NEWTON	0020160010	OF CABLE	EA	8	0
400-10032	NEWTON	0020310010	ELEVATION	EA	8	0
400-10033	NEWTON	0020360010	CLAMP	EA	1	0
400-10034	NEWTON	0020520030	CABLE	EA	130	0
400-10036	NEWTON	0020630210	CABLE RACK	EA	200	0
400-10037	NEWTON	0020640210	CABLE	EA	74	0
400-10038	NEWTON	0020650830	CABLE RACK	EA	10	0
400-10039	NEWTON	0020850830	BARS 17-3/4	EA	9	0
400-10050	NEWTON	11302001	FOR RUNWAY	EA	10	0
400-10054	NEWTON	2094630010	FOR CABLE	EA	4	0
400-10056	NEWTON	2121300230	BRACKETS	EA	25	0
400-10067	AFCO	ASABA123	BRACKETS	EA	23	0
400-10071	NEWTON	2187530110	PANEL KIT	EA	4	0
400-10072	NEWTON	0020590010	BRACKET KITS	EA	23	0
400-10074	NEWTON	0040970130	INCH	EA	3	0
400-10075	BOLTSWITCH	BTS 12 AMP	RACK	EA	6	0
400-10076	CUST OW MA	0040980130	FANGE RACK -	EA	4	0
400-20000	TELECT	02710001004	KIT, 6 TRAY	EA	3	0
400-20000-D	TELECT	027-1000-1004	KIT,6 TRAY	EA	5	0
400-20002	TELECT	02710001136	CLAMP KIT	EA	12	0
400-20009	CORNING-C	1522272	HARDWARE	EA	3	0
400-20012	3M ELECT	16460	CUT CLOTH	EA	16	0
400-20015	ADI	2507A	MAGNETIC	EA	8	0
400-20018	BELDEN/CDT	2918TP31	FAN	EA	2	0
400-20023	CORNING-C	5300080BP	CRIMP RING	EA	64	0
400-20025	NEWTON	7570018001	SCREW	EA	13	0
400-20032	AFCO	ASRJK	AFCO	EA	30	0
400-20034	APW ENCLOS	CK02	KIT	EA	19	0
400-20035	SOUTHCO	E11010150	CABINETS	EA	19	0
400-20040	ADC KRONE	FVM19X175	VAM, 2-	EA	1	0
400-20043	NEWTON	5002470300	RACKING	EA	3	0
400-20046	CPI	11085001	COVER’S	EA	0	0
400-20049	NORTELDATA	NT5C11BC	TRAYS 23”	EA	1	0
400-20050	NORTELDATA	NT7E6020	INSULATION	EA	70	0
400-20051	NORTELDATA	NT7E6040	LEVELING KIT	EA	7	0
400-20052	NORTELDATA	NT7E70AA	ASSMBLY	EA	1	0
400-20054	NORTELDATA	NTN457AA	MODULE	EA	6	1
400-20058			INTERDUCT	FT	108	0
400-20059	B-LINE	SB119CYZN	POWER CABLE	EA	50	0
400-20063	B-LINE	SB21BNEO	END CAP	EA	10	0
400-20064	MULTITEL	SDTA2	TRANFORMER	EA	2	0

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
400-20065	AFCO	86	TRAYS 23”	EA	2	0
400-20069	MAYAN NETW	T3 PIM	PORTS	EA	4	0
400-20070	MAYAN NETW	T3 IO	T-3 I0 CARD	EA	4	0
400-20071	APW ENCLOS	TRO6C	THREADED,	EA	10	0
400-20072	CORNING-C	UST024	PLASTIC TRAY	EA	0	0
400-20073	APW ENCLOS	WAS0612J	SUPPORTS	EA	2	0
400-20074	WIREMOLD	WIREMOLD	RACEWAY	EA	4	0
400-20077	GRAINGER W	4W744	12 “WHEELS	EA	2	0
400-20078	NEWTON	0041190110	CHANEL	EA	239	0
400-20081	NORTELDATA	NT7E74AA	EARTHQUAKE	EA	6	0
400-20118	NEWTON	2098060010	SHPED	EA	27	0
400-20119	NEWTON	20110010	KIT	EA	41	0
400-20120	NEWTON	0041050331	W/APPLIANCE	EA	12	0
400-20122	TELECT	EXC84-DSX1	DSX1	EA	2	0
400-20128	NEWTON	2105290130	CABLE	EA	32	0
400-30003	ADC KRONE	FGSHMECA	4” YELLOW	EA	16	0
400-30005	ADC KRONE	FGSHMECC	PVC, FGS KIT	EA	14	0
400-30006	ADC KRONE	FGSHWMBC	PVC, 2 IN.	EA	22	0
400-30007	ADC KRONE	FGSJUNCA	INSTALLTION	EA	21	0
400-30011	ADC KRONE	FGSKTWICA	PVC, 2X2	EA	6	0
400-30012	ADC KRONE	FGSMD4EB	DOWN,6”,	EA	4	0
400-30013	ADC KRONE	FGSMDSPA	PVC,	EA	28	0
400-30018	ADC KRONE	FGSMH9EA	ELBOW, 4” 90	EA	7	0
400-30020	ADC KRONE	FGSMHRTA	4” 3	EA	2	0
400-30021	ADC KRONE	FGS-MD9E-B	DOWN ELBOW	EA	1	0
400-30024	ADC KRONE	FGSMJWRC	PVC, 2 IN.	EA	6	0
400-30027	ADC KRONE	FGSMSHSA	PVC,	EA	18	0
400-30029	ADC KRONE	FGSMSHSC	PVC.2 IN.	EA	2	0
400-30035	PANDUIT	WMPFS	PVC RACK	EA	5	0
400-30037	ADC KRONE	FGSMH4EA	ELBOW	EA	1	0
400-30038	ADC KRONE	FGSKTWIC	DUCT KIT 2” X	EA	0	0
400-30039	ADC KRONE	FGSMHXPA	CROSSERS	EA	4	0
400-30043	GRAYBAR	FGSMJWRD	ADAPTER	EA	8	0
400-30045	PANDUIT	FVT4X4YL	VERTICAL TEE	EA	48	0
400-30046	PANDUIT	FRA4X4YL	ANGLE FIXING	EA	31	0
400-30050	PANDUIT	C2YL6	DUCT COVER	EA	49	0
400-30051	PANDUIT	FFWC4X4YL	DUCT FOUR-	EA	5	0
400-30055	ADC KRONE	FGSHRR10	RINGS	EA	100	0
400-30058	ADC KRONE	FGSMDSAAB	JUNCTION KIT	EA	1	0
400-30061	ADC KRONE	FGSMEX1C5F	TUBE	EA	6	0
400-30062	ADC KRONE	FGSMD4EA	ELBOW	EA	6	0
400-30063	ADC KRONE	FGSCH4EB	HORIZONTAL	EA	8	0
400-30064	ADC KRONE	FGSCH9EB	ELBOW	EA	4	0
400-30065	ADC KRONE	FGSCHXPB	COVER	EA	2	0
400-30066	ADC KRONE	FGSCHRTB	COVER	EA	4	0
400-30067	ADC KRONE	FGSCD4EB	DOWN ELBOW	EA	4	0
400-40001	FCI/BURNDY	13471	TAPS	EA	1	0
400-40005	3M ELECT	2204	WRIST	EA	50	0
400-40006	3M ELECT	2214	WRIST	EA	89	0
400-40015	PANDUIT	MBX4EIA	SURFACE	EA	3	0
400-40058	ENDOT	E14311L	INNERDUCT	EA	115	0
444-10002	RAD DATA	DXC-M/4E1/B	ACCESS	EA	2	0
444-11111	NORTELDATA	NTEU70AA	ASSEMBLY	EA	1	0

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
444-11112	NORTELDATA	NTEU25AA	AGGREGATE	EA	2	0
444-11113	NORTELDATA	NTEU10AA	CARD	EA	4	0
444-11114	NORTELDATA	NTEU40AA	UPPER EOS	EA	1	0
444-11115	NORTELDATA	NTEU41AA	LOWER EOS	EA	1	0
500-20000	GRAYBAR	ILBR1BSM1315	ATTENUATOR	EA	117	0
500-20013	LUCENT-TEC	AKED8C800	EQUIPMENT	EA	4	0
500-20014	RAD DATA	AMC101AC	CHASSIS (NO	EA	8	0
500-20015	RAD DATA	BNC	CONVERTER	EA	1	0
500-20020	ALLEN TEL	AT8X8	ON CIRCUIT	EA	153	0
500-20022	CORNING-C	3RH	SM DUPSC	EA	32	0
500-20023	CORNING-C	4RJ	PIGTAIL 4M	EA	39	0
500-20024	CORNING-C	3RJ	SM DUPSC	EA	2309	0
500-20025	CORNING-C	3KH	PIGTAIL 3M	EA	120	0
500-20028	ADC KRON	DSX4HMBRC	MODULES	EA	15	0
500-20031	ADC KRONE	DSX4HW3C	CHASSIS	EA	9	0
500-20037	ADC KRONE	DSX4UMBBI	CONNECT	EA	1	0
500-20038	ADC KRONE	DSX4UW3C	CHASSIS	EA	7	0
500-20040	ADC KRONE	DSXBEST56	TRANSMISSIO	EA	2	0
500-20041	ADC KRONE	56/XC	FRONT	EA	30	0
500-20042	ADC KRONE	DFX-100001	FRONT	EA	1	0
500-20043	FIBERNET	EFP	MOD W/ 4	EA	2	0
500-20044	MRV COMM	EM316FS1	MODULE	EA	93	9
500-20045	MRV COMM	EM316DS3M	MULTIMODE	EA	37	0
500-20046	MRV COMM	EM316DS3S1	CONVERTER	EA	251	20
500-20047	MRV COMM	EM316EM	MEDIA	EA	7	0
500-20048	MRV COMM	EM316ES1	MEDIA	EA	0	1
500-20049	MRV COMM	EM316FM	MULTIMODE	EA	112	0
500-20050	MRV COMM	EM316T1M	CONVERTER	EA	26	0
500-20051	MRV COMM	EM316T1S1	FIBER MEDIA	EA	236	1
500-20056	FIBER INST	FI8500	BRONZE	EA	233	0
500-20057	OPTO-TECH	ICTD1662	PROBE	EA	18	0
500-20060	HUBBELL PR	9E	PATCH PANEL	EA	2	1
500-20062	HUBBELL PR	9E	PTCH PNL	EA	0	0
500-20063	ADC KRONE	MINIDSX1FA	WIRE WRAP	EA	3	0
500-20068	MRV COMM	16/AC	CHASSIS	EA	2	1
500-20069	N/A	NC316BU1AC	CAGE, 1 SLOT	EA	213	1
500-20070	N/A	NC316BU1DC	CHASSIS	EA	5	0
500-20071	NORTELDATA	NT2N40LK	PHONES	EA	15	0
500-20075	RADIANT	RFMHS12	FIBER	EA	1	0
500-20097	ADC KRONE	OWNED0	CONNECT	EA	1	0
500-20100	N/A	NC316BU4AC	CHASSIS	EA	0	0
500-20102	ADC KRONE	DSX4UMBRC	XCONN	EA	7	0
500-20105	MRV COMM	NC316BU4DC	CHASSIS 19	EA	2	0
500-20107	ADTRAN	MX2800DCM13	MX2800DCM13	EA	3	0
500-20110	FIBERNET	4202290L8	REDUNDANT	EA	1	0
500-20115	LUCENT-TEC	108409251	OFFICE	EA	3	0
500-20302	CENTURY Fl	FCL24/MM	PANEL WALL	EA	1	0
500-21004	MRV COMM	SFP-GD-LX	SFP	EA	5	0
500-30046	MRV COMM	EM316ERMS1	MEDIA	EA	0	2
500-40015	CORNING-C	CCH-01U	MT	EA	2	0
500-50000	ADTRAN	125	METRAL TO	PR	2	0
500-60000	NORTELDATA	NTFF02BA	CLASSIC	EA	1	0
555-100000	ITOUCH COM	EM316E1/S1	FIBER MEDIA	EA	3	1

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
600-10000	T&B	52151	OUTLET	EA	100	0
600-10002	NEWTON	0030560010	KIT	EA	50	0
600-10003	NEWTON	0040290013	GROUND BAR	EA	980	0
600-10004	NEWTON	0041180010	PAD 23”	EA	303	0
600-10005	NEWTON	0041250213	BAR AND	EA	7	0
600-10009	NEWTON	2109960010	CABLE RACK	EA	9	0
600-10010	ALLEN TEL	2566911	6.25	EA	2	0
600-10011	ALLEN TEL	2566923	TRIP AMPS 25	EA	2	0
600-10016	NEWTON	4087620010	GROUND BAR	EA	6	0
600-10017	ELGIN WARR	48SPC31	AMP	EA	28	0
600-10023	POWER CONV	9155100220	POWER	EA	3	0
600-10029	APEX TELEC	AX01022300	PANEL	EA	1	0
600-10030	ERICSSON	BML901241	RECTIFIER	EA	10	0
600-10035	ERICSSON	BML901221	RECEPTACLE	EA	15	0
600-10043	WIREMOLD	J06B0B	6 OUTLET	EA	3	0
600-10044	FIBERNET	MCP120SA	PROTECTOR	EA	18	0
600-10045	FIBERNET	MCP120TA	PROTECTOR	EA	30	0
600-10046	NORTELDATA	NT5C15AA	RECTIFIER	EA	11	0
600-10047	NORTELDATA	NT5C15BC	500W, 220V,	EA	6	0
600-10051	WIREMOLD	V2010A1	END FTG	EA	50	0
600-10052	WIREMOLD	V20GB606	PLUGMOLD	EA	4	0
600-10060	AMPHENOL	601884885	KIT	EA	14	0
600-10061	WINLAND EL	1043	SENSOR/BUG	EA	1	0
600-10062	GENTEX	8100T	DETECTOR	EA	8	0
600-10069	PULIZZI EN	LP6TK	12 OUTLET AC	EA	5	0
600-10071	SERVICE Wl	724	SUCS 3600A	EA	3	0
600-10084	LORAIN PRO	213C	RECTIFIER	EA	1	0
600-11111	NORTELDATA	NTN440EH	INTERFACE	EA	6	0
600-30001	AMPHENOL	BNC735HPC75	BNC	EA	7	0
600-30002	FCI/BURNDY	256306951014	BLUE 24 AWG	EA	310	0
600-30008	3M ELECT	2178LS	SPLICE	EA	1	0
600-30009	MOLEX	860535000	CONNECTOR	EA	7	0
600-30011	MOLEX	0861521000	ADAPTER	EA	158	0
600-30014	APW ENCLOS	BS01	BUTT SPLICE	EA	10	0
600-30015	CENTURY Fl	SCD-3	ADAPTER	EA	17	0
600-30017	PANDUIT	CBX4IWA	HOUSING, 4	EA	0	0
600-30018	PANDUIT	CJ588RD	ORANGE	EA	10	0
600-30020	PANDUIT	CJ88IW	WHITE	EA	0	0
600-30021	PANDUIT	CJT	TOOL	EA	3	0
600-30022	PANDUIT	CJTX	TERMINATION	EA	20	0
600-30024	KGP TELECO	F18520	MATING	EA	170	0
600-30029	CORNING-C	HDW02401	CONNECTORS	EA	500	0
600-30032	APW ENCLOS	JS01	SPLICE	EA	14	0
600-30035	NORTELDATA	NTN459FC	CONNECTOR	EA	823	0
600-30036	NORTELDATA	NTN459SC	CONNECTOR	EA	229	0
600-30037	NORTELDATA	NTN459ST	CONNECTOR	EA	4	0
600-30040	PANDUIT	PEB1	PANEL	EA	20	0
600-30042	CORNING-GI	RG11	CONNECTORS	EA	175	0
600-30044	CORNING-C	TER052	FC COUPLER	EA	0	0
600-30048	TROMPETER	UPLR220026	CONNECTOR	EA	832	0
600-30055	RADIANT	RAD121500TR2	SC COUPLERS	EA	48	0
666-11111	MRV COMM	4RPS/DC	POWER	EA	1	1
666-33333	ITOUCH COM	NC316BU16DC	MEDIA	EA	8	1

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
666-44444	ITOUCH COM	NC316RB2316	FOR 16 SLOT	EA	4	1
666-55555	ITOUCH COM	C	REDUNDANT	EA	11	0
666-77777	NORTELDATA	NTN404JA	OC-12 CARDS	EA	0	0
666-88888	NORTELDATA	NTN430EA	- OM3000	EA	8	0
666-99999	NORTELDATA	NTN452NA	FRONT I/O -	EA	11	0
700-10044	NORTELDATA	NT0H52BA	1531.90NM	EA	2	0
700-10046	NORTELDATA	NT0H02JA	1570.42 NMOC-	EA	8	0
700-10047	NORTELDATA	NT0H02JB	1575.37NM OC-	EA	2	0
700-10048	NORTELDATA	NT0H02JC	1572.06NM OC-	EA	2	0
700-10049	NORTELDATA	NT0H02JD	1573.71NM OC-	EA	2	0
700-10051	NORTELDATA	NT0H02KB	1585.36NM OC-	EA	1	0
700-10052	NORTELDATA	NT0H02KC	1582.02NM OC-	EA	3	0
700-10053	NORTELDATA	NT0H02KD	1583.69NM OC-	EA	6	0
700-10054	NORTELDATA	NT0H02LA	1590.41NM OC-	EA	2	0
700-10056	NORTELDATA	NT0H02LC	1592.10NM OC-	EA	2	0
700-10057	NORTELDATA	NT0H02LD	1593.80NM OC-	EA	3	0
700-10062	NORTELDATA	NT0H10CB	(1310NM)	EA	15	0
700-10063	NORTELDATA	NT0H20DJ	OC48/STM16	EA	6	0
700-10065	NORTELDATA	NT0H30CA	BAND 3	EA	1	0
700-10067	NORTELDATA	NT0H30JA	BAND 5	EA	2	0
700-10069	NORTELDATA	NT0H30LA	BAND 7	EA	5	0
700-10070	NORTELDATA	NT0H30MA	BAND 8	EA	10	0
700-10075	NORTELDATA	NT0H4340	CABLE 6 FT	EA	3	0
700-10076	NORTELDATA	NT0H4342	CABLE	EA	13	0
700-10077	NORTELDATA	NT0H44AB	OMX SHELVES	EA	64	0
700-10078	NORTELDATA	NT0H44AF	EXTENTION	EA	2	0
700-10079	NORTELDATA	NT0H50AA	METRO SHELF	EA	1	0
700-10080	NORTELDATA	NT0H52AA	CARD	EA	43	0
700-10084	NORTELDATA	NT0H60BB	SOFTWARE	EA	14	0
700-10085	NORTELDATA	NT0H60CA	SOFTWARE	EA	16	0
700-10086	NORTELDATA	NT0H64AC	METRO — NTP	EA	5	0
700- 10093	NORTELDATA	NT6C34CB	CONTROLLER	EA	4	0
700-10095	NORTELDATA	NT7E02PA	OFFICE	EA	54	1
700-10096	NORTELDATA	NT7E02PC	LR	EA	16	0
700-10097	NORTELDATA	NT7E08BA	ENHANCED	EA	65	6
700-10098	NORTELDATA	NT7E14AA	1INTERFACE	EA	280	0
700-10099	NORTELDATA	NT7E19AA	SUNC.	EA	16	2
700-10100	NORTELDATA	NT7E20GD	SHELF	EA	18	2
700-10101	NORTELDATA	NT7E23AA	INTERFACE	EA	14	2
700-10102	NORTELDATA	NT7E24BC	DRIVE,	EA	5	0
700-10102-D	NORTELDATA	NT7E24BC	DRIVE	EA	1	0
700-10104	NORTELDATA	NT7E24TA	TAPE	EA	5	0
700-10106	NORTELDATA	NT7E27EA	SYNCHRONIZA	EA	25	3
700-10107	NORTELDATA	NT7E44BA	CABLE (20M)	EA	71	0
700-10110	NORTELDATA	NT8E01CE	RING TX I/F	EA	3	0
700-10111	NORTELDATA	NT8E01GE	CARD 1539.77	EA	5	0
700-10115	NORTELDATA	NT8E01PB	CARD	EA	1	0
700-10117	NORTELDATA	NT8E01RE	RING TX I/F	EA	7	0
700-10118	NORTELDATA	NT8E01SE	RING TX I/F	EA	1	0
700-10119	NORTELDATA	NT8E01YE	RING TX I/F	EA	2	0
700-10121	NORTELDATA	NT8E02DE	EXTENDED LR	EA	23	2
700-10123	NORTELDATA	NT8E06AB	RING DEMUX	EA	6	0
700-10124	NORTELDATA	NT8E06AD	DEMULTIPLEX	EA	68	2

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
700- 10125	NORTELDATA	NT8E08BB”	HEIGHT OC-3	EA	449	9
700-10127	NORTELDATA	NT8E15AA	1SWITCHER	EA	19	1
700-10128	NORTELDATA	NT8E17AA	1INTERFACE	EA	59	0
700-10130	NORTELDATA	NT8E18AC	CONTROL	EA	24	1
700-10131	NORTELDATA	NT8E19AA	HEIGHT CARD	EA	254	3
700-10132	NORTELDATA	NT8E19AA	(FC)	EA	1	0
700-10133	NORTELDATA	NT8E57BB	TERMINATION	EA	1	0
700-10134	NORTELDATA	NT8E62BA	GUIDE	EA	35	0
700-10139	NORTELDATA	NT8E85MC	LOAD R15.01	EA	21	0
700-10145	NORTELDATA	NTCC90HA	ASSEMBLY	EA	4	0
700-10146	NORTELDATA	NTGN90AA	HMU MSUP	EA	4	0
700-10147	NORTELDATA	NTN301AA	MTX IR	EA	1	0
700-10148	NORTELDATA	NTN320AA	SHELF	EA	1	0
700-10151	NORTELDATA	NTN353AA	MOUNTING	EA	2	0
700-10157	NORTELDATA	NTN401AA	OC-3 LR	EA	11	2
700-10158	NORTELDATA	NTN404BA	OPTICAL	EA	3	0
700-10159	NORTELDATA	NTN404CA	12 LRE (1550)	EA	5	0
700-10160	NORTELDATA	NTN404DA	12 INTRA-	EA	4	0
700-10161	NORTELDATA	NTN410BA	VTX+CROSS	EA	18	0
700-10161-D	NORTELDATA	NTN410BA	VTX+CROSS	EA	1	0
700-10162	NORTELDATA	NTN410CA	CONNECT	EA	4	2
700-10163	NORTELDATA	NTN410GA	ENHANCED	EA	9	0
700-10164	NORTELDATA	NTN412AA	SWITCH	EA	54	1
700-10165	NORTELDATA	NTN413AA	SWITCH	EA	3	1
700-10166	NORTELDATA	NTN414AA	CONNECT VTX	EA	4	0
700-10167	NORTELDATA	NTN421BA	SHELF	EA	23	1
700-10169	NORTELDATA	NTN414AH	CROSS	EA	5	0
700-10171	NORTELDATA	NTN431AA	MAPPER	EA	14	6
700-10173	NORTELDATA	NTN433BA	PACKET EDGE	EA	4	0
700-10174	NORTELDATA	NTN434AA	MAPPER	EA	2	0
700-10175	NORTELDATA	NTN435AA	DS3X12	EA	2	0
700-10177	NORTELDATA	NTN442AA	BAND 1 CH1	EA	2	0
700-10178	NORTELDATA	NTN449ZW	OMX SHELF	EA	28	0
700-10179	NORTELDATA	NTN45045	METRO 3000	EA	5	1
700-10181	NORTELDATA	NTN45066	METRO 3300	EA	1	0
700-10182	NORTELDATA	NTN472AA	SHELF KIT	EA	4	0
700-10183	NORTELDATA	NTN453AB	MX/HX	EA	6	1
700-10184	NORTELDATA	NTN454AA	MX/HX FRONT	EA	8	0
700-10185	NORTELDATA	NTN455AA	EXPANSION	EA	3	1
700-10186	NORTELDATA	NTN455AB	RIGHT	EA	6	0
700-10187	NORTELDATA	NTN456AA	EXPANSION	EA	14	0
700-10188	NORTELDATA	NTN456KA	EXPRESS	EA	3	0
700-10202	NORTELDATA	NTN470AA	METRO 3300	EA	1	0
700-10208	NORTELDATA	NTN481GA	METRO 7.81	EA	0	0
700-10210	NORTELDATA	NTN499GA	EXTERNAL PC	EA	1	0
700-10214	ADC KRONE	0A0C	SPLITTER	EA	1	0
700-10215	CISCO	C	1924	EA	4	0
700-10218	NORTELDATA	NTN476AA	METRO 3500	EA	4	0
700-10219	NORTELDATA	NTN452JA	FRONT I/O	EA	18	1
700-10220	NORTELDATA	NT8E01WE	RING TX I/F	EA	5	2
700-10221	NORTELDATA	NTN472AA	CAGE	EA	8	0
700-10222	NORTELDATA	NT0H30AA	BAND 1	EA	2	0
700-10224	NORTELDATA	NT8E01FE	RING TX I/F	EA	7	0

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
700-10228	NORTELDATA	NT8E01JE	RING TX I/F	EA	6	0
700-10228	NORTELDATA	NT8E01JE	RING TX I/F	EA	6	0
700-10230	NORTELDATA	NTN433BB	PACKET EDGE	EA	6	0
700-10232	NORTELDATA	NTZP47LN	E/W TAPE	EA	1	0
700-10235	NORTELDATA	NTN432AA	EIM MAPPER	EA	9	0
700-10236	NORTELDATA	NT8E08BD	HEIGHT OC-3	EA	1	0
700-10237	NORTELDATA	NT8E6010	INSTALLATION	EA	2	0
700-10238	NORTELDATA	NT8E50AA	TERMINAL	EA	9	0
700-10239	FUJITSU	21418005	FLM ADM,	EA	2	0
700-10241	NORTELDATA	NT8Q01KS	RING TX I/F	EA	1	0
700-10242	NORTELDATA	NT8Q01KQ	RING TX I/F	EA	1	0
700-10245	NORTELDATA	NT8E01XE	RING TX I/F	EA	1	0
700-10247	NORTELDATA	NTN404AA	OPTICAL	EA	9	0
700-10249	NORTELDATA	NTN425AA	ETHERNET	EA	5	0
700-10252	CISCO	.04	1535.04,	EA	2	0
700-10264	NORTELDATA	NTN441AA	X 4 IR	EA	104	0
700-10269	NORTELDATA	NT8E5006	FRONT	EA	4	0
700-10270	NORTELDATA	A0771595	ENET LAN	EA	51	0
700-10273	NORTELDATA	NTN452AA	FRONT I/O	EA	19	0
700-10279	NORTELDATA	NTN442BC	BAND 2 CH 3	EA	2	0
700-10280	NORTELDATA	NTN442DA	BAND 4 CH 1	EA	1	0
700-10283	NORTELDATA	NTN449DA	MODULE	EA	1	0
700-10285	NORTELDATA	NTN449BA	MODULE	EA	12	0
700-10287	NORTELDATA	NT7E56CA	INTERFACE	EA	41	0
700-10289	NORTELDATA	NTN374AA	AC POWER KIT	EA	1	0
700-10294	NORTELDATA	NT7E76BA	ASSEMBLY UL	EA	5	0
700-10297	NORTELDATA	NTN449AA	MODULE	EA	20	0
700-10299	NORTELDATA	NTN360DA	RELEASE 4.0	EA	3	0
700-10319	NORTELDATA	NTZP17AJ	OPC S/W LOAD	EA	1	0
700-10320	NORTELDATA	NTCA8947	POWER FEED	EA	1	0
700-10321	NORTELDATA	NTCA85EA	FAN UNIT	EA	9	0
700-10323	NORTELDATA	A0395485	PEDESTAL AC	EA	1	0
700-10326	CISCO	310	TRANSMITTER	EA	2	0
700-10328	NORTELDATA	NTN450AA	SHELF	EA	1	0
700-10405	NORTELDATA	NTN45031	METRO 3300	EA	1	0
700-10500	NORTELDATA	NTK543NAE5	MAPPER	EA	2	0
700-10501	NORTELDATA	NTK572QAE5	REAR I/O	EA	2	0
700-11200	NORTELDATA	NTN423BH	SHELF	EA	2	0
700-20051	TROMPETER	152002819S	CABLE	EA	4	1
700-20052	TROMPETER	1510032-1	MANAGER	PR	1	1
700-70000	ORTRONICS	PHA66U48	ANGLED CAT6	EA	3	0
700-99999	COMNET TEL	0001	83"X28"X36"	EA	3	0
777-88899	ADTRAN	4205290L6	POWERED	EA	2	3
800-10001	ADTRAN	1186003L1	CONTROLLER	EA	2	1
800-10002	ADTRAN	1186001L2	RACKMOUNT	EA	1	0
800-10003	ADTRAN	1186100L1	TO BLUNT END	EA	4	2
800-10004	ADTRAN	1186002L1	MUX CARD	EA	5	0
800-10005	ADTRAN	1181006L1	RACKMOUNT	EA	3	0
800-10006	ADTRAN	1181003L1	BAFFLE	EA	3	0
800-10007	ADTRAN	4200290L5	MX2820	EA	3	0
800-10008	ADTRAN	1184500L1	OPTI-6100 SCM	EA	2	0
800-10009	ADTRAN	1184501L1	OPT-6100 CHS	EA	3	0
800-10010	ADTRAN	1184504L4	OMM-12 IR	EA	0	0

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
800-10011	ADTRAN	1184533L2	PORT DS3	EA	0	0
800-10012	ADTRAN	1184507L2	FAN	EA	4	0
800-10013	ADTRAN	11860021L1	TO AMP	EA	6	0
800-10014	ADTRAN	1184533L6	OC12 OMM	EA	4	0
800-10015	ADTRAN	1184533L3	PORT DS3	EA	9	4
800-10016	ADTRAN	1184504L6	OC12 MM	EA	3	0
800-10017	ADTRAN	4205290L8	MX 2800 M13	EA	1	0
800-20000	BELDEN/CDT	9011-1918	MOUNT	EA	0	37
800-20001	BELDEN/CDT	9011-2318	MOUNT	EA	0	15
800-20002	CUST OW MA	SHELF119W25	MOUNT NON-	EA	0	57
800-88888	CORNING-C	20	ALTOS RIBBON	FT	0	0
888-11111	ADTRAN	DIC4497-0020	AMP CABLES	EA	2	4
900-10000	TURIN NETW	20M	ASSEMBLY -	EA	4	0
900-10001	RAD DATA	2T1/E148CSU	E1	EA	1	0
900-10002	RAD DATA	2T1/E1/CSU	E1, 2 T1AC	EA	11	0
900-10003	RAD DATA	FCD-E1LC/V35	E1/E1	EA	12	0
900-10004	NORTELDATA	NTN404MA	OC12 CARD	EA	4	0
900-10008	NORTELDATA	NTK535LAE5	ETHERNET	EA	0	0
900-11000	TURIN NETW	IR1	OC3/STM1	EA	2	0
999-00000	EKINOPS	C500	FAN,2-48V/OUT	EA	1	1
999-00001	EKINOPS	PM MNGT 2	CARDS,1-	EA	1	1
999-00004	EKINOPS	PM 1001 RR-XT	XT,1-OTX214	EA	4	0
999-00005	EKINOPS	20658	1531.12NM	EA	0	0
999-12345	NORTELDATA	NTZP61FB	FRONT	EA	2	0
FRB-020102-1	ADC KRONE	FGS-MU4AC	45” 2IN	EA	4	0
FRB-020102-2	NEWTON	0030330330	WALL ANGLE	EA	20	0
FRB-022202-1	BERK-TEK	PDR12B144	TIGHT	FT	3310	0
FRB-122602	ADC KRONE	FGSKT03A1	FLEX SPLIT	EA	130	0
FRB-1522269	CORNING-C	15-222-69	STRAIN	EA	4	0
2079740031	NEWTON	2079740031	SPACER	EA	9	0
000	ELGIN ELEC	48SPC3-1	19” FLUSH MT	EA	2	0
FRB-41020131	NEWTON	41020131	FLANGE	EA	1	0
4243170020	FIBERNET	OWNED0	SHIELDED	FT	10
4775861002	FIBERNET	OWNED0	SHIELDED	FT	1000	0
4775861009	FIBERNET	OWNED0	SINGLE	FT	1000	0
6AWGPOWER	GEN CABLE	CK5482H	POWER CABLE	FT	976	0
A01B0	ADC KRONE	A01B0	A01B0	EA	20	0
FRB-BNC-3	ADC KRONE	BNC-3	BNC-3	EA	4	0
CBRACKET	NEWTON	CBRACKET	C-BRACKETS	EA	10	0
FRB-CI4001001	TELECOM SO	CI 40010-01	M CI 40010-01	EA	2	0
FRB-CJP03U	CORNING-C	CJP-03U	JUMPER	EA	4	0
CT2164H1D	CORNING-C	FT41CSA1T	CABLE	FT	1320	0
FRB-FCFC20M	CORNING-C	FPJJ0A2Z020F	FIBER JUMPER	EA	37	0
FRB-FCFC2M	OPTICAL CA	FCFC2M	FIBER JUMPER	EA	91	0
FRB-FCFC6M	FIBER OPTI	FCFC6M	FIBER JUMPER	EA	81	0
525TM	CENTURY FA	FDP-525TM	FDP-525TM	EA	18	0
FDP700144SCS	CENTURY FI	SR	FIBER	EA	3	0
FGSKT03A	ADC KRONE	FGSKT03A	FIBER	EA	3	0
FGSMIDY10F	ADC KRONE	FGS-MIDY-10F	FLEX TUBING	EA	2	0
FGSMJWRA	ADC KRONE	FGSMJWRA	EXIT	EA	12	0
FRB-FLRB	PANDUIT	FLRB	MOUNTING	EA	50	0
FRB-FRF42YL	PANDUIT	FRF42YL	DUCT-ABS	EA	5	0
MT-D	ADC KRONE	D	D	EA	0	22

FiberNet Stock Status Report

Anixter Item	Vendor	Vendor Item	Description	UOM	On Hand Qty	On Order Qty
FRB-FT4X4YL5	PANDUIT	FT4X4YL5	NO DESCRP	EA	1	0
FRB-HHGK	ADC KRONE	FGS-HHGK	FOR 4" & 6"	EA	19	0
HWL4L1ZN0FP	ADC KRONE	C	RECEIVERS	EA	3	0
MISCCABINET	POWER CONV	964990019	SYSTEM	EA	3	0
FRB-MU4AC	ADC KRONE	FGS-MU4A-C	UP 2" X 2"	EA	9	0
ACCCLMP09	ADC KRONE	ACCCLMP09	ACCCLMP09	EA	9	0
ACCCLMP10	ADC KRONE	ACCCLMP10	ACCCLMP10	EA	9	0
FRB-NTN430BA	NORTELDATA	NTN430BA	ENHANCED	EA	46	0
BBXX-050	ADC KRONE	PCH-BBXX-050	PCH-BBXX-050	EA	1	0
BBXX-075	ADC KRONE	PCH-BBXX-075	PCH-BBXX-075	EA	1	0
PDR12B024	BERK-TEK	3510	BUFFERED/RIS	FT	1000	0
SCF6C22ORS	CORNING-C	SCF6C22ORS	(BUTT SPLICE)	EA	24	0
FRB-SCFC30M	RADIANT	M13	FIBER JUMPER	EA	26	0
FRB-SCSC10M	REMEE PROD	SCSC10M	FIBER JUMPER	EA	34	0
FRB-SCSC30M	CORNING-C	FIBERJUMPER	METER	EA	287	0
FRB-SCST15M	ALCOA FUJI	5M	FIBER JUMPER	EA	56	0
FRB-SCST30M	RADIANT	SCST30M	FIBER JUMPER	EA	31	0
FRB-SCST5M	CORNING-C	SCST5M	JUMPER SC/ST	EA	206	0
SE3RP216B	SUMITOMO	SE3RP216B	FIBER RIBBON	FT	48	0
SE3RP288B	CORNING-C	FT4(	FIBER RIBBON	FT	927	0
FRB-SFCFC5M	ALCOA FUJI	SFCFC5M	FIBER JUMPER	EA	23	0
SPFASC06WH	AFCO	HT181	RETURNING	EA	70	0
FRB-SPOOL17	ADC KRONE	E138054-C	1 PACK, COAX	FT	180	0
FRB-SPOOL18	ADC KRONE	3AC-2BB	26 G STP	FT	1000	0
FRB-SPOOL23			CHICAGO	FT	170	0
FRB-STSC10M	OPTICAL CA	STSC10M	FIBER JUMPER	EA	40	0
FRB-STSC20M	CORNING-C	E207090	DUAL FIBER	EA	41	0
FRB-STST10M	OPTICAL CA	STST10M	FIBER JUMPER	EA	40	0
FRB-STST5M	OPTICAL CA	ASTST5M	FIBER JUMPER	EA	20	0
SYSTEMSHELF	NEWTON	3351-102-000	SHELF21"X21"	EA	1	0
T3PQANCBAB	TELLABS	T3PQANCBAB	81.55 12B	EA	1	0
TOTA4001202	TELECOM SO	TOTA 40012-02	M TOTA 40012-	EA	18	0
FRB-WD1315Y	JDSU	2DFP	RX	EA	6	0
BBXD-003	ADC KRONE	XCC-BBXD-003	XCC-BBXD-003	EA	10	0

Network Spares Inventory 4-15-09 (2)
Last updated on 4/15/09

Part Description	Part Number	Alternate Part Number or Comments	QTY
Nortel OC48 Classic DWDM Transmitters
B1 - C1	NT8E01AE	also NT8Q01JC	2
B1 - C2	NT8E01DE		3
B1 - C3	NT8E01BE	NT8Q01JE is same card as NT8E01BE	2
B1 - C4	NT8E01CE	QTY2 UNBOXED - ON OPEN SHELF	4
B2 - C1	NT8E01FE	QTY2 UNBOXED - ON OPEN SHELF	4
B2 - C2	NT8E01JE	NT8Q01JW same card as NT8E01JE	2
B2 - C3	NT8E01GE		3
B2 - C4	NT8E01HE		2
B3 - C1	NT8E01KE		2
B3 - C2	NT8E01SE		2
B3 - C3	NT8E01NE		4
B3 - C4	NT8E01RE	2 unboxed on black shelf	4
B4 - C1	NT8E01WE	also NT8Q01KQ - 2 unboxed on shelf	8
B4 - C2	NT8E01ZE	also NT8Q01KW	2
B4 - C3	NT8E01XE	also NTBQ01KS (1) NT8E01XE (2)	3
B4 - C4	NT8E01YE	also NT8Q01KU (1) NT8E01YE (2)	4
Nortel OC 48 Classic Circuit Packs
ESI Carrier	NT7E19AA	1 on black shelf unboxed	3
Shelf Processor	NT7E20GD		8
Maint Interface	NT7E23AA	2 unboxed on black shelf	5
OPC	NT7E24BC		8
ESI Unit	NT7E27EA	4 unboxed on black shelf	10
OC48 Wideband Rx	NT8E02DE	3 unboxed on black shelf	9
Linear Demux	NT8E05CC		1
Ring Demux	NT8E08AB	aka NT8E06AD	6
Switcher	NT8E15AA		4
Switch Controller	NT8E18AC	6 unboxed on black shelf	7
OC48 1310 LR TX	NT8E01PX	1 unboxed on black shelf	3
OC48 TX Ring 1310	NT8E01PD		1
OC48 TX Linear 1310	NT8E01MH		2
DS3 / STS1 MAPPER	NT7E08BA		19
OC3- Optical Module	NT8E08BB	unboxed on bottom shelf	114
DS3 / STS1 I/O port card	NT7E14AA	replinished from decom mux	19
OC3 - DIRECT CARRIER CARD	NT8E19AA		59
OC12 / STM 4	NT7E02PA	3 unboxed on black shelf	8
Classic Carrier Card	NT8E17AA	10 unboxed on black shelf	14
Nortel OM5200 Circuit Packs
B5 - C1	NT0H02JA		2
B5 - C2	NT0H02JB		2
B5 - C3	NT0H02JC		1
B5 - C4	NTOH02JD		2
B6 - C1	NT0H02KA		1
B6 - C2	NT0H02KB		1
B6 - C3	NT0H02KC		1
B6 - C4	NT0H02KD		1
B7 - C1	NT0H02LA		1
B7 - C2	NT0H02LB		2
B7 - C3	NT0H02LC		1
B7 - C4	NT0H02LD		1
B8 - C1	NT0H02MA		1
B8 - C2	NT0H02MB		1
B8 - C3	NT0H02MD		1
B2 - C1	NTOH01PA		2
B8 - C4	NT0H02MC		1
B3 - C2	NT0H02CB		1
OCI 1.25G	NT0H10CB		1
OCI 2.5G 1310	NT0H20DJ		3
2.5G OCM	NT0H40BC		2
Shelf Processor	NT0H41AA		3
B3 - C1	NT0H02CA		1
B2-C1 2.5G OCLD CARD	NT0H03BA		1
B8/C1 OCLD 1.25Gb/s card	NTOH01VA	card swapped with NT0H01MA from existing mux at 60 that was shipped for genes	1
B8/C1 OCLD 1.25Gb/s card	NTOH01MA	Replacement for faulty card sent thru RMA from bridgatel - not needed	2
OC-192/STM 64 CARD/10Gbe WAN/10Gbe LAN/10Gb/s	NT0H19BA	received from PO 009187- for NTT 57419. 1.16.09
10g Transponder - B4-C1	NT0H18DA		2
10g Transponder - B6-C2	NT0H19FB	added to list - 10/12/07	1
10g Transponder - B4-C3	NT0H19DC		1
10g Transponder - B1-C2	NT0H18AB		1
10g Transponder - B4-C3	NT0H18DC		1
10g Transponder - B4-C2	NT0H18DB	used@165 halsey trouble - 9/7/07	1
DMX
B1	NT0H30AA		1
B2	NT0H30BA		2
B3	NT0H30CA		1
B4	NT0H30DA	used@165 halsey trouble - 9/7/07	1
B5	NT0H30JA		1
B6	NT0H30KA		1
B7	NT0H30LA		1
B8	NT0H30MA		2
Nortel OM3500 Circuit Packs and OM3400 HX MX
OM3500 Universal Shelf Processor (SPx) Shelf Processor universal	NTN423BH	also NTN483PB	1
Enhanced Shelf Proc	NTN421BA		1
OM3500 VTX-48	NTN414AA	ALSO NTN414AH	15
OM3500 Fan unit — Newer shelf version —	NTN458HH		3
OM3500 Fan unit — Older shelf version —	NTN458HB		2
OM3500 Shelf Processor (SPx)	NTN423BA		1
3500 CHASSIS	NTN476AA		1
OC-48 SR 1310 INTERFACE	NTN440EA		1
IPT 100	NTN433BB		1
OC48 1310 IR	NTN440BA		1
DS3 MAPPER	NTN431AA		6
OC48 1550 LR	NTN440DA		1
OC48 B1 - C1	NTN442AA		2
OC48 B1 - C2	NTN442AB		1
OC48 B1 - C3	NTN442AC		1
OC48 B1 - C4	NTN442AD		1
OC48 B2 - C3	NTN442BC		3
OC48 B3 - C1	NTN442CA		3
OC48 B3 - C3	NTN442CC		1
OC48 B3 - C2	NTN442CB		2
OC48 B4 - C1	NTN442DA		2
OC48 B4 - C2	NTN442DB		1
OC48 B4 - C3	NTN442DC		1
Network Processor	NTN422AA		3
OM3500 ILAN	NTN425AA	1 out of 5 removed and sent to 60 Hud per Casay	2
100 ETHERNET	NTN433BA		1
Universal NPX	NTN424BH		2

Network Spares Inventory 4-15-09 (2)
Last updated on 4/15/09

Part Description	Part Number	Alternate Part Number or Comments	QTY
OM3500 DS3x12o MAPPER	NTN435BA		2
OM3500 DS3x 12 MAPPER	NTN435AA		2
3500 OC3 LR/ 1310NM INTERFACE	NTN401AA		10
3500 OC12 LR/ 1310NM INTERFACE	NTN404AA		3
OM3500 OC3x4 1310 NM INTERFACE	NTN441AA		7
3400 DS1 MAPPER	NTN430AA		5
3400 E1/DS1/VT - MAPPER	NTN430EA		3
3400 VTX+	NTN410BA		3
3400 VTX CONNECT VTX-12e	NTN410GA		4
3400 VTX ENHANCED	NTN410CA		1
3400 HX DS3x3 Mapper	NTN434AA	1 of 1 Requested by Casey to be sent to 60 Hud / Outstanding RMA 822888	0
3400 PROTECTION SWITCH CONTROLLER	NTN412AA		1
3400 DS3/VT MAPPER	NTN431BA		3
OM3500 DSX3x12 I/O FOR UNIVERSAL ACCESS SHELF	NTN452JH		2
OM3500 DSX3x12 TOP FRONT I/O - OLDER CHASSIS	NTN452JA		2
OM3500 RJ45x8 Front I/O	NTN452NA		1
OM3500 DS3VTx12 card	NTN435FA		1
OM3500 OC12-C Interface	NTN404MA		3
ADTRAN Equipment
Adtran T1 CSU ACE, 1203022L1 (with power supply) note: 1 has its own V35 cables with It - 3rd gen unit	1203022L1		2
Adtran TSU ACE (2nd GEN) AC POWER SUPPLY	1202295L1		1
Adtran TSU LT (3rd GEN) with AC POWER SUPPLY	1203060L1		2
ADTRAN OPTI-6100 DS3 CARD	DS3M3T		1
adtran V.35 cable	V.35 cable		1
Adtran MX2820 - SCU card	1186003L1	also 1186003DITC	2
MRV/NBase Media Converter Equipment
1SLOT DC CHASSIS	NC316BU1DC		2
LAMBDA DRIVER - 800 / 8 SLOT CHASSISFOR WDM W/SINGLE DC PS	SN:0733000328		1
SFP TO SFP MEDIA CONVERTER	EM316-2SFP		3
DS3COAX TO DS3 SINGLE MODE	EM316DS3-S1	aka EM316/DS3-S1-R	3
1000 BASE-TX TO GIGABIT ETHERNET/SINGLE MODE	EM316GC/S1		2
DS3COAX TO DS3 MULTIMODE	EM316DS3/M		1
1SLOT AC CHASSIS	NC316BU1AC		3
3 PORT SWITCH/2 10/100BASE T TX/100BASE FX/SM	EM316/3SW/S		1
10 BASE-TX TO 10BASE FX/SINGLE MODE	EM316E/S1		1
10 BASE-TX TO 10 BASE-FX MULTIMODE	EM316E/M		6
T1 TO SMFIBER/SINGLE MODE	EM316/T1/S1		3
100 BASE TX TO 100 BASE-FX/SM SINGLE MODE	EM316F/S1		7
T1 MULTIMODE CARD	EM316T1/M		3
SNMP Management Module with 1 10Base-T	EM316NM		1
10 BASE T	EM316ERM/S1-R		3
100BASE T MULTIMODE	EM316-F/M		3
2SFP SINGLE MODE TO MULTIMODE	EM316-2SFP		1
Nortel TN16 Equipment
NORTEL TN-16X TRIB CARD	NTEU14AA		1
NORTEL TN-4Xe	NTEU20AA		1
Cisco Systems Cerent ONS 15454 Equipment
ONS 15454 OC12 card OC12-IR-1310	SN97M79EAA		1
ONS 15454 Fan tray	WMMYAAYGAA		1
Pandatel S-mux - 155 Equipment
S-mux - 155/DS-W - Shelf	4620-002	1 of 2 used to replaced unit on circuit N21672	1
S-mux - 155/DS-W - DC power supply	1920.1755-002		2
S-mux - 155/DS-W - DC power supply	RWDC18-05030		1
S-mux - 155/DS-W - AC power supply 1 with out power supply	1920.1755-005		3
Rad Equipment
25 PIN TO ETHERNET CABLES	CBL-D8E1-RJ45/X		2
RAD 016 611 cables	RAD - 016		4
RAD AC - E1 CSU	FCD-E1LC/V35		2
RAD T1/E1 Converter and Timeslot Cross-Connect	DXC-2/48	FROM SWISSCOM DISCO 55351-12.5.08	1
RAD MANAGED T1/FRACTIONAL T1 ACCESS UNIT	FCD-T1L		1
RAD RIC-E1/AC/V35	RIC-E1		3
RAD T1/E1 MUX DC	IMX 2T1/E1/DC/CSU		1
RAD T1/E1 MUX AC	IMX 2T1/E1/AC/CSU	2 ADDED FROM INDIANAPOLIS FROM BHARTI 48970/48969 11.12.08	3
5 PORT MULTI SERVICE ACCESS NODE	RAD DXC-10A		1
EIGHT PORT E1 INTERFACE MODULE	D8E1		1
RAD E1 CARD - DIM E1	DXC-M-IMX	IN RAD SHELF -SEE DXC-30	1
RAD DS3 CARD - DT3	DXC-E3/T3 - MB	IN RAD SHELF -SEE DXC-30	1
CONTROL ETHERNET	DXC - DCL3	IN RAD SHELF -SEE DXC-30	2
EIGHT PORT T1 INTERFACE MODULE	D8T1		1
RAD DXC - 30 - 3 - CHASSIS	DXC - 30		1
COMMON LOGIC MODULE/CONTROL ETERNET STATION	OCL.3		1
Turin Equipment (Traverse 2000)
TURIN 8 PORT STM-1 / OC3 card	TRA-BP-STM1-IRI		0
TURIN 24PORT DS3 BNC MODULE	905-0122-01		1
TURIN OC48 CARD	TRA-1P-OC48-IR1		1
TURIN OC48 SR/STM16-SH 2P	TRA-2P-OC48-SR-SFP		1
ADC DSX-3 EQUIPMENT
DSX-3 MODULES	DSX4UMBRC		7
TROMPETER DSX-3 EQUIPMENT
DSX-3 TEST ACCESS AND MONITOR MODULE	TMM-2		12
RIVERSTONE EQUIPMENT
1000 BASE-LX CARD FOR RS3000	G3M-GLXB9-02	1 of 1 Requested by Sleve / sent to 32 A of A	0
RS 8000&8600 CONTROL MODULE2 W/128MB	G8M-CM2-128		0
RS8000 DC POWER SUPPLY	G80-PDC		1
16 PORT 10/100 CARD/RS8000	G8M-HTXB2-16		0
1000 BASE LX CARD/RS8000	G8M-GLXB9-02		0
1000 BASE SX CARD/RS3000	G3M-GSXB1-02		1
1000 BASE SX CARD/RS8000	G8M-GSXB1-02		1
UNIPER EQUIPMENT
1PORT GIG-E 1000BASE SX PIC CARD	P-GE-SX-B		1
STM/1 4PORT/OC3 SONET/SMF/IR SINGLE MODE INTERMEDIATE REACH PIC	P-40C3-SON-SMIR		2
SYSTEM CONTOL BOARD/M40	SCB		1
CISCO SFPs
CISCO 2 PORT RJ48 MULTIPLEX TRU	R1-VWIC2MFTT1DI		2
1000 BASE-SX - 850nm	R1-GLC-SX-MM 850nm		1
CISCO SFP	FC-2		2
CISCO 1000 BASE LX	30-0905-01		1
CISCO SFP - 1000BASE - LX	GLC-LH-SM		15
CISCO SX SFP	GLC-SX-MM		6
CISCO 1000 BASE LX GBIC	WS - G5486		4
CISCO 1000BASE SX GBIC	WS-G5484		1
1000BASE LONG WAVE LONG	R1-WS-G5486		0
CISCO 10GBase-LR XENPACK	C3-XENPACK-10GB-LR		1
CISCO Catalyst switch
Catalyst 3750 24 10/100 + 2 SFP Standard Multilayer Image	WS-C375024TS-S		0
Catalyst 2950	WS-C2950G-24-E1		1
Catalyst 3550	WS-C3550-24-DC-SM1		2
Aftermarket DC power module for Cisco - HDC46-C-30 REVA	34-0048-02		1
Catalyst 3750 12 SFP Standard Multilayer Image	WS-C3750G-12S-S	ADDED TO LIST 9/5/08	0
FINISAR SFPs

Network Spares Inventory 4-15-09 (2)
Last updated on 4/15/09

Part Description	Part Number	Alternate Part Number or Comments	QTY
1000 BASE LX - 1310nm	FTR-1319-7D		0
INFINEON SFPS
1000 BASE SX - 850nm	SFP-SX		13
IPI INTERNET PHOTONICS/CIENA SFPs
1000 BASE LX-1310nm 700-1016-002	OPT-LX		9
1000 BASE SX - 850nm 700-1016-001	OPT-SX		5
MRV SFPs
1000 BASE LX - 1310nm	SFP-GD-LX		1
MRV SFP	SFP-GD-LX-R		3
MRV SFP	SFP-G-SX		0
1000 BASE ZX - 850nm	SFP-GD-ZX		2
MRV SFP	SFP-G-LX		1
MRV SFP	SFP-O3-IR1		2
Stratos SFPs
SPLC 20 1-4-B	SPLC		1
SFP-1000Base-LX - 1310nm	TRPDG1LXDBBS	Blue tip	1
SFP-OC12/STM4-IR- 1310nm	TRF5526AVLB000	Yollow tip	1
TE-100-1NTF-28R-3M-2S-6R	905-0253-04		1
TE-XC-CM-MOD-LS-XT	905-0251-14		1
NETGEAR
10/100 FAST ETHERNET SWITCH	FS-108		1
Nortel OME 6500
8XOC3/12 CARD	NTK513MA rel.0009		1
DS3X24 WORKING CARD	NTK543NAE5 rel.0004		0
SHELF PROCESSOR CARD	NTZF01DA rel.0007		0
OC-192/STM 64 CARD	NTK523BAE5 rel.0011		1
DSX3 x 24 PROTECT CARD	NTK544NAES rel.0004		1
4 PORT GIG-E INTERFACE CARD	NTK535LA rel.05		1
VT 80G CARD	NTK557AA rel.0008		1
OC-48 STM16 CARD	NTK516BAE5 rel.0006		1
6500 SFP - 0C48 -IR-1/S-16.1	NTTP03CF		1
6500 Rear I/O Module DS3/E3/EC-1 2X24 PORT CARD	NTK572QAE5 REL 05		2
6500 GIG-E SFP	NTTP01CF		1
OM 6500 CHASSIS	PART # NOT AVAILABLE	located in lab at 1 GATEWAY per Casay
OC-3/12 SR-1	NTTP04BF		4
OC3-STM-1 CWDM 1511nm SFP	NTK592NPE6		1
OC-3/12-IR-1	NTTPO4CF		1

Nortel OME 6500 - LA SPARES - AS OF 11.12.08
4 PORT GBE CARD — S/N NNTMH1P100BSJ	NTK535LAES Rel. 06		1
24 PORT DS3 MAPPER — S/N NNTMH86003K7E	NTK543NAE5 Rel. 04		1
24 PORT DS3 MAPPER- S/N NNTMH8A002E0S	NTK544NAE5 Rel. 04		1
OC192 10 G CARD — S/N NNTMH88003JPB	NTK523BAE5 Rel. 011		1
SHELF PROCESSOR — S/N NNTM0121D6XQP	NTZF01DA Rel. 07		1
X CONN 80G -S/N NNTMH1T100FWZ	NTK557AA Rel. 08		1
8 PORT OC3/12 CARD — S/N NNTMH1J100HBW	NTK513MA Rel. 09		1
2 PORT OC48/STM16 CARD — S/N NNTMH1Q1OODQG	NTK516BAE5 Rel. 06		1

Nortel OME 6500 - LA SPARES per bob K The following SFP’s are stored at 1 Wilshire cabinet LA56 - above the OM6500
OC3/12 SFP — S/N EXLGJPB7S5080676	NTTP04BF		1
OC3/12 SFP — S/N EXLGJPE7S0621617	NTTP04BF		1
OC48 SFP — S/N EXLGJPE980100328	NTTP03CF		1
GE LX SFP — S/N EXLGJPD151590111	NTTP01CF		1

Charles Industries
STM1-63E1 CARD/MM840L	700-00063-002	remaining onehas internal card taken - just a chassis now - used for 53260-ES	1
DS1 RIM/WIRE WRAP 75 CABLES	815-00089-003	ADDED 11/2/07	4

Symmetricomm spares
DCD/TIMING CARDS	TOTA/40012-02 ISS A		4

Coastcom
COASTCOM BROADBAND DACS	R410CH		1
	60.420DS3.106 VER:E	INSTALLED IN CHASSIS/DACS	1

MRV EQUIPMENT
CWDM	EM2009-GM2		1
TUNEABLE DWDM 80KM	TM-DXFP		1
10GBASE — LR/LW	XFP - 10GD - LR/LW		1
MRV Tuneable DWDM 80Km	TM - GMBD		1
EKINOPS
DWDM PASSIVE OPTICS	0TX-40-CM		1
C BAND TUNEABLE LASER	PM1001TRR-XO		1
C500 FAN	2EK00103AAAB01		1
10G XFP 1310nm	SXP3101NV	FROM ORDER 59654	1
Force 10
FORCE 10 FILTERS/ CC-E300-FLTR	700-00113-00
			1
NORTEL 3300
Universal DS1 1-28 rear I/O module	NTN452BA 02		1
CISCO CATALYST 3560 E SERIES AC MODULE & 2 AC POWER CORDS	C3K-PWR-265WAC		1

added items
MRV COMMUNICATIONS SFP-DGD-SX SFP Dual Rate 1/2.1 Gbps SX. or 1000Base-SX	SFP-DGD SX	FOUND ON EXISTING MRV AT 60 HUD DURING INSTALL	1
TRAVERSE Edge 100/model TE-100-CH	TE-100-CH	ADDED 2.27.09 TE100 from D58603 @ 111th 8th
NORTEL OM3500 POWER I/O MODULE 12.5A	NTN451GA	NORTEL RETURN/ RMA 1076415 -03 & 04 -4.14.09	2
NORTEL OM3500 LIF MODULE (LEFT INTERFACE)	NTN451BA	NORTEL RETURN/ RMA 1076415 -06 04.14.09	1

Section 4.27 Network Facilities and Operations
Section 4.27(b)(iii)
See attached.

Colo space

		Cab Equiv.		Cab Equiv.		Cab Equiv.		X-conn/transmission
Carrier Hotels	Total SF	Capacity	Used SF	In Svc	Available SF	Growth	% Available SF	area SF
111 8th Avenue, NY	1,113	56	828	41	285	14	25.6%	1001
165 Halsey Street NJ	23,174	1,159	17,235	862	5,939	297	25.6%	726
60 Hudson 1211, NY	2,843	142	2,203	110	640	32	22.5%	450
60 Hudson 1903, NY	4,916	246	4,916	246	0	0	0.0%	1330 *
60 Hudson MMR, NY	5,238	262	5,238	262	0	0	0.0%	602
600 South Federal, CHI.	5,700	285	0	0	5,700	285	100.0%	NA
707 Wilshire Blvd, LA	1,856	93	1,456	73	400	20	21.6%	683

	44,840	2,242	31,876	1,594	12,964	648	28.9%	4792 **

*	2009 to expand by +300 SF

**	Above and beyond colo space

Section 4.27 Network Facilities and Operations
Section 4.27(b)(iv)
See attached.

Leased Facility Fiber Risers

			Total			FiberNet
CUSTOMER	Floor	Suite	Fibers	Fibers Spliced	Building	Suite/Floor	State
Telstra-Reach	5		144	24	165 HALSEY ST	5th Flr	New Jersey
FiberNet	9	MMR	432	432	165 HALSEY ST	5th Flr	New Jersey
Level3	2	204	288	288	111 8TH AVE	303	New York
AboveNet	2	209	144	72	111 8TH AVE	303	New York
Cable & Wireless	2	235	288	96	111 8TH AVE	303	New York
Equant	3	300	72	72	111 8TH AVE	303	New York
Equant	3	300	216	24	111 8TH AVE	303	New York
Flag	3	303	288	96	111 8TH AVE	303	New York
Flag	3	303	48	48	111 8TH AVE	303	New York
Flag	3	303	24	24	111 8TH AVE	303	New York
Flag	3	303	24	24	111 8TH AVE	303	New York
FTGX Cage 304	3	303	144	12	111 8TH AVE	303	New York
FTGX Cage 304- Formerly CNM	3	303	12	12	111 8TH AVE	303	New York
FTGX Cage 304-306	3	303	24	24	111 8TH AVE	303	New York
Global Naps	3	303	4	4	111 8TH AVE	303	New York
Packet Exchange (SMF)	3	303	24	24	111 8TH AVE	303	New York
Packet Exchange (MMF)	3	303	24	24	111 8TH AVE	303	New York
SBC Telecom	3	303	24	24	111 8TH AVE	303	New York
SBC Telecom	3	303	24	24	111 8TH AVE	303	New York
Unipoint	3	303	12	12	111 8TH AVE	303	New York
Verizon GSI	3	303	24	24	111 8TH AVE	303	New York
Verizon GSI	3	303	24	24	111 8TH AVE	303	New York
Verizon GSI	3	303	24	24	111 8TH AVE	303	New York
Worldcom	3	303	12	12	111 8TH AVE	303	New York
Level III	3	304	576	576	111 8TH AVE	303	New York
Telx	3	307	288	216	111 8TH AVE	303	New York
Global Crossing	3	311	144	72	111 8TH AVE	303	New York
MFN	3		288	144	111 8TH AVE	303	New York
Bell South	5	524	288	24	111 8TH AVE	303	New York
XO Communications	5	535	144	72	111 8TH AVE	303	New York
Extranet-Carrier 1 (S&Data)	5	536	360	144	111 8TH AVE	303	New York

Leased Facility Fiber Risers

			Total			FiberNet
CUSTOMER	Floor	Suite	Fibers	Fibers Spliced	Building	Suite/Floor	State
Broadwing	7	708	144	48	111 8TH AVE	303	New York
Verio	7	729	144	48	111 8TH AVE	303	New York
NTT	7	733	72	72	111 8TH AVE	303	New York
Switch & Data Formerly Paix.Net	7	734	360	144	111 8TH AVE	303	New York
MFN	7	736	288	144	111 8TH AVE	303	New York
Con Ed	8	801	360	48	111 8TH AVE	303	New York
RCN (NEON)	8	801	48	48	111 8TH AVE	303	New York
Telia	8	809	72	72	111 8TH AVE	303	New York
Telia	8	810	144	72	111 8TH AVE	303	New York
Savvis	8	815	288	12	111 8TH AVE	303	New York
Sprint	8	815	288	144	111 8TH AVE	303	New York
iBasis	8	816	216	48	111 8TH AVE	303	New York
Bell Nexxia	8	831	144	96	111 8TH AVE	303	New York
Universal Access	8	831	144	72	111 8TH AVE	303	New York
PaeTec Communications	8	834	144	72	111 8TH AVE	303	New York
Telia	8	809-810	12	12	111 8TH AVE	303	New York
Telx (NYCONNECT-MMR)	15	MMR	360	360	111 8TH AVE	303	New York
Keyspan	19	1903	144	48	111 8TH AVE	303	New York
360 Networks	19	1903	288	288	60 HUDSON ST	1903	New York
Adesta	BMT	Vault	72	72	60 HUDSON ST	1903	New York
Verestar (was ATC)	1	MEZZ	48	48	60 HUDSON ST	1903	New York
Allstream	1	MMR	48	48	60 HUDSON ST	MMR	New York
AT&T	1	MMR	240	240	60 HUDSON ST	MMR	New York
BCE Nexia	1	MMR	72	24	60 HUDSON ST	MMR	New York
BCE(Nexxia)	1	MMR	24	24	60 HUDSON ST	MMR	New York
BT	1	MMR	336	336	60 HUDSON ST	1903	New York
Cambrian	1	MMR	48	48	60 HUDSON ST	MMR	New York
China Tel	1	MMR	24	24	60 HUDSON ST	MMR	New York
Con ed	1	MMR	24	24	60 HUDSON ST	MMR	New York
Con Ed Communications	1	MMR	72	24	60 HUDSON ST	MMR	New York
Dynegy	1	MMR	24	24	60 HUDSON ST	MMR	New York

Leased Facility Fiber Risers

			Total			FiberNet
CUSTOMER	Floor	Suite	Fibers	Fibers Spliced	Building	Suite/Floor	State
Dynegy	1	MMR	72	24	60 HUDSON ST	MMR	New York
Entel Chile	1	MMR	48	48	60 HUDSON ST	MMR	New York
Entel Chile	1	MMR	72	48	60 HUDSON ST	MMR	New York
FiberNet	1	MMR	432	288	60 HUDSON ST	MMR	New York
FiberNet	1	MMR	288	288	60 HUDSON ST	1903	New York
Interoute	1	MMR	24	24	60 HUDSON ST	MMR	New York
Korea Telecom	1	MMR	24	24	60 HUDSON ST	MMR	New York
Level 3	1	MMR	96	96	60 HUDSON ST	MMR	New York
Level 3	1	MMR	96	96	60 HUDSON ST	MMR	New York
Lexent	1	MMR	24	24	60 HUDSON ST	MMR	New York
Looking Glass Networks	1	MMR	24	24	60 HUDSON ST	MMR	New York
NEON	1	MMR	24	24	60 HUDSON ST	MMR	New York
NEON	1	MMR	72	24	60 HUDSON ST	MMR	New York
PPL-Cambrian	1	MMR	72	48	60 HUDSON ST	MMR	New York
RCN	1	MMR	48	48	60 HUDSON ST	MMR	New York
RCN	1	MMR	72	48	60 HUDSON ST	MMR	New York
RCN-COAX	1	MMR	24	24	60 HUDSON ST	MMR	New York
SBC Telecom	1	MMR	48	48	60 HUDSON ST	MMR	New York
Swisscom	1	MMR	72	24	60 HUDSON ST	MMR	New York
Swisscom-MMR	1	MMR	24	24	60 HUDSON ST	MMR	New York
Swissfone	1	MMR	48	48	60 HUDSON ST	MMR	New York
Telia Sonera	1	MMR	48	48	60 HUDSON ST	MMR	New York
Time Warner	1	MMR	24	24	60 HUDSON ST	MMR	New York
Verizon	1	MMR	24	24	60 HUDSON ST	MMR	New York
Wavecrest	1	MMR	24	24	60 HUDSON ST	MMR	New York
Global Crossing	2	204	96	96	60 HUDSON ST	1903	New York
The Switch	2	201	48	48	60 HUDSON ST	1903	New York
BCE(Nexxia)	3	304	48	24	60 HUDSON ST	1903	New York
Bell Canada	3	304	288	48	60 HUDSON ST	1903	New York
Waterfront (BT colo’s w Waterfront)	3	314	24	6	60 HUDSON ST	1903	New York
BandX	9	900	24	24	60 HUDSON ST	1903	New York

Leased Facility Fiber Risers

			Total			FiberNet
CUSTOMER	Floor	Suite	Fibers	Fibers Spliced	Building	Suite/Floor	State
Deutsche Telecom	9	900	144	144	60 HUDSON ST	1903	New York
Telx	9	900	144	120	60 HUDSON ST	1903	New York
Telx	9	900	144	144	60 HUDSON ST	1903	New York
Telx	9	900	144	144	60 HUDSON ST	1903	New York
Telx	9	900	432	288	60 HUDSON ST	1903	New York
AT&T	10	1000	72	48	60 HUDSON ST	1903	New York
Broadwing	10	1010	96	24	60 HUDSON ST	1903	New York
Broadwing	10	1010	216	48	60 HUDSON ST	1903	New York
ViaTel, Inc	10	1015	48	12	60 HUDSON ST	1903	New York
ViaTel, Inc	10	1015	48	48	60 HUDSON ST	1903	New York
Dancris	11	1101	72	12	60 HUDSON ST	1903	New York
General Telecom	11	1107	48	48	60 HUDSON ST	1903	New York
BT	12	1211	144	144	60 HUDSON ST	1903	New York
FiberNet	12	1211	432	288	60 HUDSON ST	1903/MMR	New York
Verizon	12	1203	12	12	60 HUDSON ST	1903	New York
Teleglobe	12	1206	144	72	60 HUDSON ST	1903	New York
Flag	12	1215	216	24	60 HUDSON ST	1903	New York
SIRIUS Telecom	12	1215	144	24	60 HUDSON ST	1903	New York
Williams	12		48	48	60 HUDSON ST	1903	New York
XO Comm	13	1302	24	24	60 HUDSON ST	1903	New York
Americatel	13	1305	24	24	60 HUDSON ST	1903	New York
United Technologies	13	1306	288	24	60 HUDSON ST	1903	New York
Cablevision Lightpath	13	1301	72	48	60 HUDSON ST	1903	New York
Primus	15	1502	24	24	60 HUDSON ST	1903	New York
Primus	15	1502	72	24	60 HUDSON ST	1903	New York
Universal Access	15	1505	48	48	60 HUDSON ST	1903	New York
MFN	15	1506	216	216	60 HUDSON ST	1903	New York
World Xchange	15	1508	288	24	60 HUDSON ST	1903	New York
Switch & Data	16	1602	288	24	60 HUDSON ST	1903	New York
Sprint Canada — CNCS	18	1801	48	48	60 HUDSON ST	1903	New York
Sprint Canada — CNCS	18	1801	48	24	60 HUDSON ST	1903	New York

Leased Facility Fiber Risers

			Total			FiberNet
CUSTOMER	Floor	Suite	Fibers	Fibers Spliced	Building	Suite/Floor	State
North American Gateway	18	1802	96	24	60 HUDSON ST	1903	New York
Level 3 /Genuity / GTE)	18	1805	72	72	60 HUDSON ST	1903	New York
Level 3 /Genuity / GTE)	18	1805	24	24	60 HUDSON ST	1903	New York
Beyond The Network	19	1903	24	24	60 HUDSON ST	1903	New York
Beyond The Network	19	1903	24	24	60 HUDSON ST	1903	New York
Codetel	19	1903	72	72	60 HUDSON ST	1903	New York
Digital Telemedia	19	1903	24	24	60 HUDSON ST	1903	New York
Flag	19	1903	84	84	60 HUDSON ST	1903	New York
Flag	19	1903	72	72	60 HUDSON ST	1903	New York
Flag	19	1903	48	48	60 HUDSON ST	1903	New York
Global Naps	19	1903	6	6	60 HUDSON ST	1903	New York
MCI	19	1903	24	24	60 HUDSON ST	1903	New York
Zayo/PPL/Cambrian	19	1903	48	48	60 HUDSON ST	1903	New York
Qwest	19	1903	144	144	60 HUDSON ST	1903	New York
Qwest	19	1903	24	24	60 HUDSON ST	1903	New York
Sify	19	1903	24	24	60 HUDSON ST	1903	New York
Simlab	19	1903	24	24	60 HUDSON ST	1903	New York
Telia-Coax (Telecom Malaysia)	19	1903	3	3	60 HUDSON ST	1903	New York
Time Warner	19	1903	24	24	60 HUDSON ST	1903	New York
Verizon GSI	19	1903	72	72	60 HUDSON ST	1903	New York
VGM	19	1903	24	24	60 HUDSON ST	1903	New York
Worldcom	19	1903	24	24	60 HUDSON ST	1903	New York
JCI Systems	19	1904	48	24	60 HUDSON ST	1903	New York
S&D (Formerly RACO)	19	1904	48	48	60 HUDSON ST	1903	New York
S&D (Formerly RACO)	19	1904	216	48	60 HUDSON ST	1903	New York
NEON	20		144	48	60 HUDSON ST	1903	New York
VGNS	21		96	96	60 HUDSON ST	1903	New York
Deutsche Telecom	22	2202	24	24	60 HUDSON ST	1903	New York
SingTel (Edco)	22		48	48	60 HUDSON ST	1903	New York
SingTel	22		72	24	60 HUDSON ST	1903	New York
Telx	23	2300	48	48	60 HUDSON ST	1903	New York

Leased Facility Fiber Risers

			Total			FiberNet
CUSTOMER	Floor	Suite	Fibers	Fibers Spliced	Building	Suite/Floor	State
Telx	23	2300	144	24	60 HUDSON ST	1903	New York
MetCom, Inc.	24		24	24	60 HUDSON ST	1903	New York
FiberNet (Riser)	4	Telco Cl	432	24	707 WILSHIRE BLVD	48th Flr	California
Formerly CTC Communications	5	5388	144	36	707 WILSHIRE BLVD	48th Flr	California
FiberNet (Bsmt Riser Up Multi Mode)	5		144	12	1 Gateway Center	Bsmt	New Jersey
FiberNet (5th flr Riser Up)	8		216	24	600 S. Federal	5th Flr	Illinois
FiberNet (5th flr Riser Up)	7		216	24	600 S. Federal	5th Flr	Illinois
FiberNet (5th flr Riser Up)	6		216	24	600 S. Federal	5th Flr	Illinois
FiberNet (5th flr Riser Up)	5		216	24	600 S. Federal	5th Flr	Illinois
FiberNet (5th flr Riser down)	4		216	24	600 S. Federal	5th Flr	Illinois
FiberNet (5th flr Riser down)	3		216	24	600 S. Federal	5th Flr	Illinois
FiberNet (5th flr Riser down)	2		216	24	600 S. Federal	5th Flr	Illinois
FiberNet (5th flr Riser down)	1		216	24	600 S. Federal	5th Flr	Illinois

Section 4.27 Network Facilities and Operations
Section 4.27(b)(V)
See attached.

FiberNet Dark Fiber Assets

		Dark Fiber			Fiber
Ring Name	Buildings on Ring	Provider	Fibers	Miles	Miles
Original Ring	60 Hudson	Abovenet	4	14.0	56.0
	1700 Broadway
	520 Madison
	405 Lexington
	1301 A of A
Carrier Ring #1- Original	(Main Hub #1)	Abovenet	4	11.5	46.0
	60 Hudson
	111 Eighth
Midtown Carrier Ring # 2
	60 Hudson	Abovenet	4	7.2	28.8
	111 Eighth
	601 W. 26th St
	520 Madison
Midtown Carrier Ring # 3	(Main Hub #2)
	60 Hudson	Abovenet	4	5.6	22.4
	111 Eighth
Downtown Carrier Ring # 1
	60 Hudson	Abovenet	4	6.5	26.0
	111 Eighth
	75 Broad St
Downtown Carrier Ring # 2
	60 Hudson	Abovenet	4	4.9	19.6
	111 Eighth
	33 Thomas St.
	25 Broadway (pass thru)
Long Island Carrier Ring
	60 Hudson	Abovenet	2	72.0	144.0
	111 Eighth
	1101 Stewart
New Jersey Carrier Ring
	60 Hudson	Abovenet	4	41.2	164.7
	111 Eighth
	111 Pavonia
	165 Halsey
Downtown Collector Ring # 1
	60 Hudson	Abovenet	2	16.0	32.0
	195 Broadway
	111 Eighth
	375 Hudson
Midtown Collector Ring # 3
	60 Hudson	Abovenet	2	6.0	12.0
	111 Eighth
	122 E 42nd
New Jersey Collector Ring
	60 Hudson	Abovenet	2	42.3	84.5
	111 Eighth
	1 Gateway

		Dark Fiber			Fiber
Ring Name	Buildings on Ring	Provider	Fibers	Miles	Miles
Keyspan Ring 1	60 Hudson	Lightower	2	10.0	20.0
	111 Eighth
	32 A of A
	325 Hudson
Keyspan Span 3	60 Hudson	Lightower	2	2.0	4.0
	25 Broadway
Keyspan Span 4	111 Eighth	Lightower	2	3.5	7.0
	25 Broadway
Level 3 (LA) Ring 1	818 W. 7th St (pass thru)	Level 3	4	2.1	8.5
	707 Wilshire Blvd
	626 Wilshire Blvd (pass thru)
	1200 W. 7th St
Level 3 (LA) Ring 2a	818 W. 7th St (pass thru)	Level 3	4	1.5	6.0
	707 Wilshire Blvd
	650 S. Grand (pass thru)
	624 S. Grand / 1 Wilshire
	530 W. 6th St
	600 W. 7th St.
Level 3 (LA) Ring 2b	818 W. 7th St (pass thru)	Level 3	4	1.5	6.0
	707 Wilshire Blvd
	650 S. Grand (pass thru)
	624 S. Grand / 1 Wilshire
	530 W. 6th St
	600 W. 7th St.
	526 Wilshire Blvd (pass thru)

	Route Miles	Fiber Miles
Totals — NY Abovenet	227.1	636.0

	Route Miles	Fiber Miles
Totals — NY Lightower	15.5	31.0

	Route Miles	Fiber Miles
Totals — Level 3 LA	5.1	20.5

	Route Miles	Fiber Miles
Totals — FTGX	247.7	687.48

Section 4.27 Network Facilities and Operations
Section 4.27(b)(vi)
None.
Section 4.27(c)
None.
Section 4.27(d)
None.

Section 4.28 Bank Accounts
Section 4.28(a)

Bank	Authorized Signers
Bank of America (formerly US Trust Co.)	Jon DeLuca, Michael Liss
HSBC	Jon DeLuca, Michael Liss
Deutsche Bank Trust Company of the Americas	Jon DeLuca, Charles Wiesenhart, Michael Hubner
Deutsche Bank Securities	Jon DeLuca, Charles Wiesenhart
Merriman Curhan and Ford	Jon DeLuca, Charles Wiesenhart
Canaccord Adams	Jon DeLuca, Charles Wiesenhart
Signature Bank	Jon DeLuca, Charles Wiesenhart, Michael Hubner

Section 4.29 Change In Control Payment Obligations
1.	Engagement Letter dated May 26, 2009 between Burnham Hill Partners and the Company.

2.	Letter Agreement dated May 21, 2009 between Vantage Advisors, LLC and the Company.

3.	Please see attached.

The following assumes: (i) Closing Date of 8/1/09, (ii) all payments are made under Company’s current Federal employer identification number and (iii) Merger Consideration of $11.45 per share.
EMPLOYEE INFORMATION:

Name	2009 Salary	2008 Bonus	Monthly Medical	Monthly Dental	Vacation Days
DeLuca	$309,000.00	$220,000.00	$1,477.42	$127.55	20
Brown	267,800.00	165,000.00	1,477.42	127.55	15
Hubner	251,320.00	82,500.00	1,477.42	127.55	15
Wiesenhart	228,094.00	82,500.00	1,477.42	127.55	15
Valhuerdi	185,400.00	66,000.00	1,080.71	102.83	15
Hoffmann	251,963.75	82,500.00	1,477.42	127.55	15
Dowd	206,000.00	132,000.00	1,477.42	127.55	15
Ennis	196,028.57	66,000.00	1,477.42	127.55	15
CIC PAYMENT CALCULATION:

			Medical over	Dental over	Accrued but
	Applicable %	Pro-Rated	Designated Time	Designated Time	Unused	Payments Prior		CIC Payment
	of Salary	Bonus	Period	Period	Vacation Pay	to Gross Up	Gross Up	as of 8/1/2009
DeLuca	$309,000.00	$128,333.33	$17,729.04	$1,530.60	$23,769.23	$480,362.20	$455,231.00	$935,593.20
Brown	133,900.00	96,250.00	8,864.52	765.30	15,450.00	255,229.82	—	255,229.82
Hubner	125,660.00	48,125.00	8,864.52	765.30	14,499.23	197,914.05	—	197,914.05
Wiesenhart	114,047.00	48,125.00	8,864.52	765.30	13,159.27	184,961.09	—	184,961.09
Valhuerdi	92,700.00	38,500.00	6,484.26	616.98	10,696.15	148,997.39	—	148,997.39
Hoffmann	125,981.88	48,125.00	8,864.52	765.30	14,536.37	198,273.07	—	198,273.07
Dowd	103,000.00	77,000.00	8,864.52	765.30	11,884.62	201,514.44	—	201,514.44
Ennis	98,014.29	38,500.00	8,864.52	765.30	11,309.34	157,453.45	—	157,453.45
Total Payments
Under CIC Plan								$2,279,936.50
Employer Medicare								$33,059.08

Total Liability for Payments under CIC Plan								$2,312,995.58

Section 6.1 Conduct of Business of the Company
Section 6.1(c)
Amended and Restated Credit Agreement dated as of November 7, 2007 among FiberNet Operations, Inc., Devnet L.L.C., the Company, FiberNet Telecom, Inc., Availius, LLC, Local Fiber, LLC, FiberNet Equal Access, L.L.C., CapitalSource Finance LLC, and the Lenders from time to time parties thereto (including any security interests granted thereunder).
Section 6.1(f)

2009 Debt Payments	Principal Reduction	LC Fees	Unutilized Fees	Copier Lease
January	$350,000	$40,838	$13,194	$2,502	Paid
February				2,502	Paid
March	240,649			2,502	Paid
April	343,496	40,838	$11,319	2,502	Paid
May				2,502	Paid

June				2,502
July	515,244	40,838	$11,319	2,502
August				2,502
September				2,502
October	515,244	40,838	$11,319	2,502
November				2,502
December				2,502

Total 2009 Payments	$1,964,633	$163,352	$47,151	$30,026

** N.B. — Does not include interest expense payments or administration fees, which the Company will pay as they come due.

Payments due on 1/1/2010	$515,244	$40,838	$11,319	$2,502
Section 6.1(g)
The Company is currently obligated to make monthly payments of approximately $270,000 to XO Communications Services, Inc. pursuant to the Carrier Services Agreement dated June 13, 2007 between XO and the Company.

Section 6.1(i)

	YTD Actual as	Remaining	Total Capex
2009 CapEx	of April 2009	Balance	Budget

Engineering	$293,723.00	$840,090.00	$1,133,813.00
Operations	205,115.00	84,885.00	290,000.00
Infrastructure	315,777.00	378,223.00	694,000.00
Customer Specific	348,731.78	1,331,268.22	1,680,000.00

Network Expansion Carryovers	127,990.00	111,010.00	239,000.00
165 Halsey Expansion	838,811.00	661,189.00	1,500,000.00

	$2,130,147.78	$3,406,665.22	$5,536,813.00

Cash Paid for CapEx YTD	$1,918,411.15
Section 6.1(m)
The Company intends to amend its 2006 federal income tax return to provide in the attachment entitled “The Statement Pursuant to Section 1.382-11(a)” that there was an “ownership shift” on 12/31/2006 and not an “ownership change.”

Section 6.7 Employees
1.	Jon A. DeLuca

2.	Charles Wiesenhart Jr.

3.	Michael S. Hubner

Section 6.8(b) Directors’ and Officers’ Indemnification and Insurance

Coverage	Carrier	Limit of Liability	Premium
Directors & Officers Liability	Illinois National	$10,000,000	$195,000
Side A Directors & Officers	Executive Risk	$5,000,000	$60,000

Section 6.14 Updated Financials
See attached.

				Results		Actual Results
				of Operations		of Operations
Revenues	Jan-09	Feb-09	Mar-09	1 Q 2009	Apr-09	Total YTD
Transport	2,095,074	2,118,776	2,047,102	6,260,952	2,134,149	8,395,101
Transport Non-Recurring	62,282	54,565	58,329	175,176	57,407	232,583
Off-Net Services	1,345,698	1,369,738	1,371,612	4,087,048	1,359,916	5,446,964
Off-Net Services Non-Recurring	20,189	39,518	15,163	74,870	(2,350)	72,520
Data Services On-Net	223,162	205,510	183,046	611,718	208,485	820,203
Data Services Non-Recurring	10,827	7,769	8,767	27,363	7,494	34,857
Off-Net Data Services	242,961	248,544	247,218	738,723	259,747	998,470
Off-Net Data Services Non-Recurring	5,117	643	4,563	10,323	7,226	17,549
Colocation	1,146,397	1,160,594	1,158,799	3,465,790	1,193,302	4,659,092
Colocation Non-Recurring	20,356	15,355	19,668	55,379	16,925	72,304
Access Fees	28,747	29,295	31,747	89,789	31,747	121,536
Other	3,911	9,394	7,080	20,385	5,967	26,352

TOTAL REVENUES	5,204,721	5,259,701	5,153,094	15,617,516	5,280,015	20,897,531

Direct Costs
Occupancy
Carrier Hotels	626,324	626,356	629,016	1,881,696	620,854	2,502,550
Buildings	9,873	15,706	15,245	40,824	16,130	56,954
Colocation	402,558	403,477	413,872	1,219,907	433,492	1,653,399
License Fees	149,100	151,600	151,600	452,300	151,850	604,150
Utilities	245,027	240,438	232,576	718,041	223,962	942,003
Off-Net Services	976,275	1,079,973	956,997	3,013,245	998,335	4,011,580
Off-Net Data Services	177,144	185,242	182,983	545,369	174,794	720,163
On-Net Data Services	13,309	12,026	11,209	36,544	11,321	47,865
Communications	2,310	1,288	738	4,336	2,187	6,523
Maintenance and Installation	43,425	85,536	70,577	199,538	67,091	266,629
Other	—	—	—	—	—	—

TOTAL DIRECT COSTS	2,645,345	2,801,642	2,664,813	8,111,800	2,700,016	10,811,816

GROSS MARGIN	2,559,376	2,458,059	2,488,281	7,505,716	2,579,999	10,085,715

GROSS MARGIN PERCENTAGE	49.2%	46.7%	48.3%	48.1%	48.9%	48.3%
Gross Margin Percentage — Core	58.5%	57.3%	56.6%	57.5%	58.2%	57.7%
Gross Margin Percentage — Off-Net	28.5%	23.7%	30.4%	27.5%	27.8%	27.6%

Selling, General and Administration Costs:
Wages and Benefits	1,039,139	1,001,907	987,960	3,029,006	1,032,971	4,061,977
Advertising and Marketing Expenses	5,600	14,490	8,189	28,279	5,265	33,544
Occupancy	75,661	70,142	89,309	235,112	76,901	312,013
Communications	22,723	17,327	16,802	56,852	16,534	73,386
Insurance	33,880	33,880	33,880	101,640	33,881	135,521
Professional Fees	147,256	129,105	134,389	410,750	129,627	540,377
Travel & Entertainment	28,267	24,936	19,592	72,795	15,201	87,996
Taxes	61,500	61,500	61,500	184,500	61,500	246,000
Office Expense	48,294	55,245	43,469	147,008	48,447	195,455
Stock Option Expense	118,985	135,174	131,530	385,689	131,530	517,219
Other	27,057	28,413	25,430	80,900	22,312	103,212

TOTAL OPERATING EXPENSES	1,608,362	1,572,119	1,552,050	4,732,531	1,574,169	6,306,700

Operating Income before Depreciation and Amor.	951,014	885,940	936,231	2,773,185	1,005,830	3,779,015

OPERATING MARGIN BEFORE DEP. AND AMOR.	18.3%	16.8%	18.2%	17.8%	19.0%	18.1%

Interest Income	(455)	(150)	(75)	(680)	—	(680)
Interest Expense	97,947	91,293	99,442	288,682	96,264	384,946
Provision for income taxes	(20,500)	(20,500)	(20,500)	(61,500)	(20,500)	(82,000)
Depreciation & Amtz	880,240	891,997	880,558	2,652,795	885,058	3,537,853

NET INCOME	(47,218)	(117,700)	(64,194)	(229,112)	4,008	(225,104)

EBITDA	1,069,999	1,021,114	1,067,761	3,158,874	1,137,360	4,296,234
EBITDA Margin	20.6%	19.4%	20.7%	20.2%	21.5%	20.6%

 -

Balance Sheet
April 30, 2009
Assets

Current Assets
	Cash and Cash Equivalents	$8,236,820
	Accounts Receivable, Net	5,391,391
	Prepaid Expenses	819,893

Total Current Assets			$14,448,104

Non-current Assets
Property, Plant and Equipment
15000	Furniture & Fixtures	$747,618
15100	Computer Hardware	1,004,757
15200	Computer Software	1,094,138
15210	Network equipment	41,022,106
15220	Network Infrastructure	40,642,173
15230	Network Engineering & Profes	38,646,604
15500	Leasehold Improvements	30,739

Total Property, Plant & Equipment		$123,188,135
	Accumulated Depreciation	$(72,110,990)

Property, Plant & Equipment, net			$51,077,145

Other Assets
	Goodwill, net	$1,612,557
	Other Intangible Assets, net Deferred Charges, net	597,340
16000	Long Term Investments	250,000
	Deposits	491,497

Total Other Assets			$2,951,394

Total Assets			$68,476,643

Confidential: For Internal Use Only

Balance Sheet
April 30, 2009
Liabilities and Equity

Current Liabilities
	Accounts Payable	$3,918,100
	Accrued Expenses	7,131,911
	Taxes Payable	638,905
27100	Deferred Revenue	5,582,425

Total Current Liabilities			$17,271,341

Long Term Liabilities
27200	Long Term Deferred Revenue
27000	Long Term Notes Payable	13,865,855

Long Term Liabilities			$13,865,855

Total Liabilities			$31,137,196

Equity
38000	Common Stock	$7,667
38500	Additional Paid-in Capital	449,298,823
38560	Deferred Compensation Expens	(4,234,708)
38570	Deferred Rent Expense	(1,154,936)
39000	Retained Earnings	(406,352,297)
	Net Income	(225,102)

Total Equity			$37,339,447

Total Liabilities & Equity			$68,476,643

Confidential: For Internal Use Only

FiberNet Telecom Group, Inc.
Trial Balance
April 30, 2009

Account		Beginning	Current Period	Current
Number	Account Title	Balance	Activity	Balance
Assets, Liabilities & Equity

10100	Bankers Trust — Money M	$.00	$.00	$.00
10110	Bankers Trust — FTGX	8,724,791.95	(981,926.21)	7,742,865.74
10115	Bankers Trust — A/R Dep	150,456.53	(71,877.20)	78,579.33
10116	Bankers Trust — Devnet	.00	.00	.00
10120	Bankers Trust — Equal A	.00	.00	.00
10130	Bankers Trust — Local F	.00	.00	.00
10140	Cash — Devnet Hudson Un	.00	.00	.00
10200	Republic Checking Accou	.00	.00	.00
10201	Republic Bank Account —	.00	.00	.00
10300	Commercial Bank Checkin	.00	.00	.00
10310	FTGX US Trust Checking	.00	.00	.00
10315	US Trust — Payroll Acco	.00	.00	.00
10320	FTGX US Trust RBA Accou	.00	.00	.00
10330	FTGX US Trust Certifica	.00	.00	.00
10400	DB — Payroll	50,000.00	300,030.06	350,030.06
10500	Commercial Bank RBA Mon	.00	.00	.00
10600	Smith-Barney Brokerage	.00	.00	.00
10700	Cash Control Account —	189,436.29	(124,091.52)	65,344.77
10800	Restricted Cash	.00	.00	.00
11000	Accounts Receivable	4,967,424.20	1,284,502.93	6,251,927.13
11400	Accounts Receivable — O	.00	.00	.00
11500	Allowance for Doubtful	(860,535.95)	.00	(860,535.95)
12000	Inventory	.00	.00	.00
12500	Intercompany Rec/Invent	.00	.00	.00
13000	Investment — FiberNet T	.00	.00	.00
13100	Investment — FiberNet E	.00	.00	.00
13200	Investment — Local Fibe	.00	.00	.00
13300	Investment — DevNet	.00	.00	.00
13400	Investment — FiberNet O	.00	.00	.00
14000	Prepaid Expenses	768,520.64	51,371.87	819,892.51
14010	Prepaid Rent Expense	.00	.00	.00
14050	Prepaid Professional Fe	.00	.00	.00
14100	Prepaid Insurance — G/L	.00	.00	.00
14105	Prepaid Insurance — Wor	.00	.00	.00
14110	Prepaid Insurance — Umb	.00	.00	.00
14115	Prepaid Insurance — Pro	.00	.00	.00
14125	Prepaid Insurance — D &	.00	.00	.00
14130	Prepaid Interest Expens	.00	.00	.00
14135	Prepaid Insurance — Emp	.00	.00	.00
14140	Prepaid Insurance — Fid	.00	.00	.00
14145	Prepaid Insurance — Pro	.00	.00	.00
14200	Deposits — Utilities	.00	.00	.00
14250	Deposits — Projects	.00	.00	.00
14300	Deposits — Leases	491,497.75	.00	491,497.75
14350	L & E — TO JOEL ZIMMERM	.00	.00	.00
14400	L & E — Due From — INTE	.00	.00	.00
14500	Other Current Assets	.00	.00	.00
15000	Furniture & Fixtures	694,907.91	52,710.35	747,618.26
15100	Computer Hardware	1,009,700.38	(4,943.76)	1,004,756.62
15200	Computer Software	1,015,747.92	78,390.00	1,094,137.92

FiberNet Telecom Group, Inc.
Trial Balance
April 30, 2009

Account		Beginning	Current Period	Current
Number	Account Title	Balance	Activity	Balance
15210	Network equipment	$40,940,562.34	$81,543.48	$41,022,105.82
15220	Network Infrastructure	40, 642,173.32	.00	40,642,173.32
15230	Network Engineering & P	38,583,054.42	63,549.34	38,646,603.76
15240	Network Leashold Improv	.00	.00	.00
15300	Office Equipment	.00	.00	.00
15400	Network Buildout — $9.1	.00	.00	.00
15450	Leasehold Improvements	.00	.00	.00
15500	Leasehold Improvements	30,739.55	.00	30,739.55
15550	System Infrastructure	.00	.00	.00
15600	System Equipment	.00	.00	.00
15650	System Engineering & Pr	.00	.00	.00
15700	Construction In Progres	.00	.00	.00
15750	Capitalized Interest Co	.00	.00	.00
15800	Deferred Financing Cost	999,980.81	.00	999,980.81
15850	Capitalized Options	27,189.15	.00	27,189.15
15900	Capitalized Consulting	.00	.00	.00
15950	Capitalized Bechtel Cos	.00	.00	.00
16000	Long Term Investments	250,000.00	.00	250,000.00
17000	Accum. Deprec. — Furnit	(242,349.91)	(10,030.51)	(252,380.42)
17100	Accum. Deprec. — Comput	(967,617.92)	(6,213.30)	(973,831.22)
17200	Accum. Deprec. — Comput	(711,867.54)	(26,928.00)	(738,795.54)
17210	Accum. Deprec. — Networ	(25,443,774.39)	(344,797.44)	(25,788,571.83)
17220	Accum. Deprec. — Networ	(18,047,193.53)	(174,333.90)	(18,221,527.43)
17230	Accum. Deprec. — Networ	(25,782,573.81)	(322,570.16)	(26,105,143.97)
17240	Accum Deprec. — Network	.00	.00	.00
17300	Accum. Deprec. — Office	.00	.00	.00
17400	Accum. Deprec. — $9.1M	.00	.00	.00
17500	Accum. Deprec. — Leaseh	(30,739.55)	.00	(30,739.55)
17550	Accum. Deprec. — System	.00	.00	.00
17600	Accum. Deprec. — System	.00	.00	.00
17650	Accum. Deprec. — Eng. &	.00	.00	.00
17700	Accum. Deprec. — Const.	.00	.00	.00
17750	Accum. Amort. — Cap. In	.00	.00	.00
17800	Accum Amtz. — Goodwill	.00	.00	.00
17850	Accum. Amort. — Other I	(569,684.48)	.00	(569,684.48)
19000	Accum. Amort. — Capital	(15,351.68)	(184.96)	(15,536.64)
19030	Accum. Amort. — Deferre	(397,559.56)	(16,733.92)	(414,293.48)
19800	Goodwill	1,612,556.62	.00	1,612,556.62
19850	Other Intangible Assets	569,684.61	.00	569,684.61
19900	Other Non-Current Asset	.00	.00	.00
20000	Accounts Payable	(4,463,649.93)	545,550.26	(3,918,099.67)
20100	Deferred Revenue	.00	.00	.00
20500	Payables	.00	.00	.00
21000	Retainage Payable	.00	.00	.00
21050	L & E — Due To — INTERC	.00	.00	.00
21100	Loan Payable — FTGX	.00	.00	.00
21200	Loan Payable — FTI	.00	.00	.00
21300	Loan Payable — FEA	.00	.00	.00
21400	Loan Payable — Local Fi	.00	.00	.00
21500	Intercompany Payable/In	.00	.00	.00
22000	Notes Payable — Current	(1,889,227.84)	1,889,227.84	.00
22050	Leases Payable — Curren	.00	.00	.00

FiberNet Telecom Group, Inc.
Trial Balance
April 30, 2009

Account		Beginning	Current Period	Current
Number	Account Title	Balance	Activity	Balance
22100	Interest Payable	$.00	$.00	$.00
22200	Accrued Expenses	(7,367,258.62)	235,347.73	(7,131,910.89)
22300	Accrued Expenses — Lega	.00	.00	.00
22400	Accrued Expenses — Acco	.00	.00	.00
23000	Customer Deposits	.00	.00	.00
23100	Sales Tax Payable	.00	.00	.00
23110	NYS 184 Gross Earnings	803.39	(10.32)	793.07
23120	NYS 184 MCTD Surcharge	205.88	(3.52)	202.36
23130	NYS 186 Excise Tax Paya	(8,491.82)	(115.49)	(8,607.31)
23140	NYS 186 MCTD Surcharge	(869.65)	(16.37)	(886.02)
23150	NYC Utility Tax Payable	(52,691.55)	(64.63)	(52,756.18)
23160	Federal Excise Tax Paya	(20,871.41)	(82.50)	(20,953.91)
23170	NYS Sales and Use Tax P	(39,344.02)	(6,427.43)	(45,771.45)
23180	NYC Sales and Use Tax P	(676.03)	.00	(676.03)
23190	MCTD Sales and Use Tax	.00	.00	.00
23200	MUTA 186 Buildout Tax	.00	.00	.00
23300	401 K Deductions Payabl	.00	.00	.00
23330	NYS Franchise Tax Utili	.00	.00	.00
23360	New York Local Excise T	.00	.00	.00
23400	Federal Payroll Taxes P	.00	.00	.00
23406	Illinois Gross Receipts	.00	.00	.00
23411	Illinois Local Telecomm	.00	.00	.00
23416	Illinois Local Gross Re	.00	.00	.00
23430	Illinois Service Occt’n	.00	.00	.00
23431	Chicago Personal Proper	.00	.00	.00
23432	Chicago Personal Occpt’	.00	.00	.00
23450	Illinois Excise Tax	.00	.00	.00
23500	FUTA Tax Payable	.00	.00	.00
23503	California 911 Tax	.00	.00	.00
23504	California Public Utili	.00	.00	.00
23505	California Sales Tax	(2,861.29)	(349.35)	(3,210.64)
23511	California Local Utilit	.00	.00	.00
23515	California Local Sales	.00	.00	.00
23540	California Universal Li	.00	.00	.00
23541	California Teleconnecti	.00	.00	.00
23542	Calif. Relay Svc & Tele	.00	.00	.00
23543	California High Cost Fu	.00	.00	.00
23550	New Jersey Sales Tax	(146,108.48)	(4,455.07)	(150,563.55)
23560	Massachusetts Sales Tax	(10,084.85)	(145.63)	(10,230.48)
23600	Universal Service Fund	(250,106.38)	(14,057.87)	(264,164.25)
23700	SUTA Tax Payable	.00	.00	.00
23750	Net Pay	.00	.00	.00
23800	Local Payroll Taxes Pay	.00	.00	.00
23900	Income Taxes Payable	.00	.00	.00
24000	Other Taxes Payable	(76,617.17)	(5,463.93)	(82,081.10)
24800	Suspense — Clearing Acc	.00	.00	.00
27000	Long Term Notes Payable	(12,320,123.16)	(1,545,731.88)	(13,865,855.04)
27001	Notes Payable — Nortel	.00	.00	.00
27002	Note Payable — SDS	.00	.00	.00
27100	Deferred Revenue	(1,172,913.09)	(4,409,511.80)	(5,582,424.89)
27200	Long Term Deferred Reve	(3,514,725.00)	3,514,725.00	.00
27300	Long-Term Lease Payable	.00	.00	.00

FiberNet Telecom Group, Inc.
Trial Balance
April 30, 2009

Account		Beginning	Current Period	Current
Number	Account Title	Balance	Activity	Balance
27400	Notes Payable — Convert	$.00	$.00	$.00
27500	Less: Original Issue Di	.00	.00	.00
38000	Common Stock	(7,678.59)	11.21	(7,667.38)
38001	Stock Subscription Rece	.00	.00	.00
38400	Preferred Stock A	.00	.00	.00
38410	Preferred Stock B	.00	.00	.00
38420	Preferred Stock C	.00	.00	.00
38430	Preferred Stock D	.00	.00	.00
38440	Preferred Stock E	.00	.00	.00
38450	Preferred Stock F	.00	.00	.00
38460	Preferred Stock G	.00	.00	.00
38470	Preferred Stock H	.00	.00	.00
38480	Preferred Stock I	.00	.00	.00
38490	Preferred Stock J	.00	.00	.00
38491	Subscription Rec — Seri	.00	.00	.00
38500	Additional Paid-in Capi	(449,418,506.82)	119,684.48	(449,298,822.34)
38550	Options On Common Stock	.00	.00	.00
38560	Deferred Compensation E	4,361,842.45	(127,134.44)	4,234,708.01
38570	Deferred Rent Expense	1,169,372.16	(14,436.70)	1,154,935.46
38650	Dividends Paid — Common	.00	.00	.00
38700	Dividends Paid — Prefer	.00	.00	.00
39000	Retained Earnings	406,352,297.37	.00	406,352,297.37
39500	Profit (Loss) Current Y	.00	.00	.00
91406	Illinois Gross Receipts	.00	.00	.00
91411	Illinois Local Telecomm	.00	.00	.00
91416	Illinios Local Gross Re	.00	.00	.00
91430	Illinois Servic Occupat	.00	.00	.00
91431	Chicago Personal Prop.	.00	.00	.00
91432	Chicago Service Occupat	.00	.00	.00
91450	Illinois Excise Tax	.00	.00	.00
93105	New Jersey Sales Tax	.00	.00	.00
93305	New York Sales Tax	.00	.00	.00
93306	New York Gross Receipts	.00	.00	.00
93315	New York Local Sales Ta	.00	.00	.00
93330		.00	.00	.00
93331	New York City Utility T	.00	.00	.00
93350	New York Excise Tax	.00	.00	.00
93351	New York MTA Surcharge	.00	.00	.00
93352	New York MTA Surcharge	.00	.00	.00
93360	New York Local Excise T	.00	.00	.00

	Total	$(229,108.38)	$4,006.74	$(225,101.64)

Income & Expenses

40000	Transport Revenues — Re	$6,260,951.83	$2,134,149.22	$8,395,101.05
40100	Colocation Revenue — Re	3,456,820.45	1,190,312.26	4,647,132.71
40150	Access Fees	89,787.92	31,746.51	121,534.43
40200	Other Service Revenue —	.00	.00	.00
40300	Off-Net Recurring Reven	4,087,047.66	1,359,915.59	5,446,963.25
40350	Off-Net Data Services —	738,723.10	259,746.58	998,469.68

FiberNet Telecom Group, Inc.
Trial Balance
April 30, 2009

Account		Beginning	Current Period	Current
Number	Account Title	Balance	Activity	Balance
40400	Off-Net Collocation Ser	$8,970.00	$2,990.00	$11,960.00
40500	Internet Based Services	611,717.61	208,484.95	820,202.56
40700	Sales — Interest Income	.00	.00	.00
40800	Sales — Miscellaneous I	.00	.00	.00
41000	Transport Revenues — No	175,176.13	57,407.30	232,583.43
41100	Colocation Revenues — N	55,379.01	16,925.39	72,304.40
41150	Access Fees — Non Rec	.00	.00	.00
41200	Other Service Revenues	20,384.67	5,966.84	26,351.51
41300	Off-Net Non-Recurring R	74,869.79	(2,350.23)	72,519.56
41350	Off-Net Data Services —	10,322.83	7,225.56	17,548.39
41400	Off-Net Colo Svcs — Non	.00	.00	.00
41500	Internet Based Svcs — N	27,363.14	7,494.16	34,857.30
48000	Interest Income	683.17	.00	683.17
48100	Miscellaneous Income	.00	.00	.00
49000		.00	.00	.00
50000	Salaries	(1,985,180.32)	(682,286.96)	(2,667,467.28)
50010	Commission Expense	(217,500.00)	(72,500.00)	(290,000.00)
50050	Salaries — Accounting	.00	.00	.00
50100	Salaries — Administrati	.00	.00	.00
50150	Salaries — Operations	.00	.00	.00
50200	Salaries — Engineering	.00	.00	.00
50250	Salaries — Sales	.00	.00	.00
50300	Salaries — Marketing	.00	.00	.00
50350	Temporary Services	.00	.00	.00
50400	Survey Costs	.00	.00	.00
50500	Materials Cost	.00	.00	.00
51000	Equipment Cost	(10,251.17)	(1,668.48)	(11,919.65)
51100	Engineering & Design Co	.00	.00	.00
51500	Subcontractor Cost	.00	.00	.00
57000	Overnight Mail/ Curiers	(44,506.96)	(16,176.29)	(60,683.25)
60000	Promotional Expense	1,275.77	.00	1,275.77
60500	Amortization — Capitali	.00	.00	.00
60600	Amortization — Capitali	.00	.00	.00
60700	Amortization — Deferred	.00	.00	.00
60800	Amortization — Original	.00	.00	.00
61000	Auto Expenses	(2,568.91)	(360.99)	(2,929.90)
61100	Auto Expense — Parking/	.00	.00	.00
61200	Auto Expense — Gas/Oil/	.00	.00	.00
61300	Auto Expense — Allowanc	.00	.00	.00
61400	Auto Rental	.00	.00	.00
62000	Bank Charges	(18,148.46)	(3,143.73)	(21,292.19)
62100	Management Fees	.00	.00	.00
62500	Bad Debt Expense	.00	.00	.00
63000	Office Cleaning Expense	.00	.00	.00
63500	Closing Fees	.00	.00	.00
63600	Financing Facility Fees	.00	.00	.00
63700	Organization Costs	.00	.00	.00
63800	Expansion Costs — Chica	.00	.00	.00
64000	Bonuses	(315,000.00)	(105,000.00)	(420,000.00)
64500	Contributions	.00	.00	.00
64600	Professional Dues	.00	.00	.00
65000	Depreciation Expense	(2,623,647.94)	(884,873.31)	(3,508,521.25)

FiberNet Telecom Group, Inc.
Trial Balance
April 30, 2009

Account		Beginning	Current Period	Current
Number	Account Title	Balance	Activity	Balance
65001	Amortization Expense	$(29,146.86)	$(184.96)	$(29,331.82)
65010	Depreciation Expense —	.00	.00	.00
65020	Depreciation Expense —	.00	.00	.00
65030	Depreciation Expense —	.00	.00	.00
65040	Depreciation Expense —	.00	.00	.00
65050	Depreciation Expense —	.00	.00	.00
65060	Depreciation Expense —	.00	.00	.00
65070	Depreciation Expense —	.00	.00	.00
65080	Depreciation Expense —	.00	.00	.00
65090	Depreciation Expense —	.00	.00	.00
65100	Depreciation Expense —	.00	.00	.00
65500	Dues & Subscriptions Ex	(2,006.42)	(343.81)	(2,350.23)
66000	Colocation — Direct Cos	(1,213,756.56)	(431,174.79)	(1,644,931.35)
66010	Landlord Revenue Share	(452,300.00)	(151,850.00)	(604,150.00)
66300	Off-Net Transport Purch	(3,013,244.81)	(998,335.68)	(4,011,580.49)
66350	Off-Net Colocation Purc	(6,151.24)	(2,317.08)	(8,468.32)
66400	Data Services Purchases	(36,543.77)	(11,321.18)	(47,864.95)
66450	Off-Net Data Services —	(545,369.47)	(174,793.86)	(720,163.33)
66500	Engineering / Architect	.00	.00	.00
66600	Maintenance and Install	(199,536.78)	(67,090.99)	(266,627.77)
67000	Advertising Expense	.00	.00	.00
67025	Web Site Development	(72.50)	.00	(72.50)
67050	Marketing & Research	(5,011.57)	(9,965.20)	(14,976.77)
67075	Trade Shows	(24,471.24)	4,700.00	(19,771.24)
68000	Commitment Fees	.00	.00	.00
69500	Corporate Income Tax —	.00	.00	.00
69550	Corporate Income Tax —	(246,000.00)	(82,000.00)	(328,000.00)
70000	Insurance — Comprehensi	(38,401.35)	(12,801.45)	(51,202.80)
70010	Insurance — O & D Expen	(57,979.08)	(19,326.36)	(77,305.44)
70050	Insurance — Umbrella	(4,074.72)	(1,358.24)	(5,432.96)
70060	Insurance — Life	(3,487.05)	(1,137.27)	(4,624.32)
70100	Insurance — Health, Gua	(255,635.26)	(85,876.83)	(341,512.09)
70125	Insurance — Short Term	(10,879.71)	(3,569.81)	(14,449.52)
70135	Insurnace — EPL	(4,387.95)	(1,462.65)	(5,850.60)
70140	Insurance — Fiduciary	(58,460.70)	(19,486.90)	(77,947.60)
70150	Insurance — Long Term D	(5,135.26)	(1,263.80)	(6,399.06)
70200	Insurance Expense	(1,184.88)	(394.96)	(1,579.84)
70500	Interest Expense	(288,681.39)	(96,263.87)	(384,945.26)
70510	Preferred Dividends Exp	.00	.00	.00
71400	Conference & Seminar Fe	.00	.00	.00
71500	Legal Fees	(45,000.00)	(15,000.00)	(60,000.00)
71600	Accounting Fees	(120,000.00)	(40,000.00)	(160,000.00)
71700	Press Release Costs	.00	.00	.00
72000	Licenses & Permits Expe	.00	.00	.00
72100	SEC Filing Fees	(52,500.00)	(17,500.00)	(70,000.00)
72500	Maintenance & Repairs	(13,105.54)	.00	(13,105.54)
73000	Computer Supplies	(54,851.10)	(19,855.75)	(74,706.85)
74000	Office Supplies	(10,447.04)	(7,594.54)	(18,041.58)
74400	Printing & Stationery	(2,953.22)	.00	(2,953.22)
74500	Data Processing	(3,057.84)	(1,446.00)	(4,503.84)
74600	Outside Office Cleaning	.00	.00	.00
75000	Outside Consulting	(245,749.34)	(74,626.89)	(320,376.23)

FiberNet Telecom Group, Inc.
Trial Balance
April 30, 2009

Account		Beginning	Current Period	Current
Number	Account Title	Balance	Activity	Balance
75110	Stock Option Expense	$(385,689.04)	$(131,530.27)	$(517,219.31)
75200	Employment Placement Fe	(1,100.00)	.00	(1,100.00)
76000	Disability P/R Expense	.00	.00	.00
76100	FICA/Medicare Tax	(111,675.27)	(53,521.97)	(165,197.24)
76200	FUTA Tax Expense	(4,143.98)	.00	(4,143.98)
76300	SUI Tax Expense	(55,221.10)	(6,701.15)	(61,922.25)
77000	Postage	(1,289.77)	(812.83)	(2,102.60)
78000	Rent — Corporate	(210,003.66)	(69,768.79)	(279,772.45)
78100	Rent — On-Net Buildings	(40,824.85)	(16,129.96)	(56,954.81)
78200	Rent — Carrier Points	(1,881,694.43)	(620,853.80)	(2,502,548.23)
78300	Rent — Corporate Apts.	.00	.00	.00
79000	Operating Lease Expense	.00	.00	.00
80000	Utilities — Gas / Elect	(718,041.07)	(223,961.99)	(942,003.06)
80500	Utilities — Corporate	(25,108.25)	(7,132.08)	(32,240.33)
81100	Telephone	(18,933.98)	(4,875.24)	(23,809.22)
81150	Telephone — Network	(4,335.98)	(2,186.87)	(6,522.85)
81200	Telephone — Job Sites	.00	.00	.00
81300	Telephone — Lodging	.00	.00	.00
81400	Internet Services	(9,655.24)	(2,489.66)	(12,144.90)
81500	Cellular Phones & Beepe	(28,262.78)	(9,168.62)	(37,431.40)
81600	Telephone — Corporate A	.00	.00	.00
82000	Training & Education	(1,199.00)	(164.00)	(1,363.00)
82400	Taxis & Fares	(11,376.66)	(4,056.95)	(15,433.61)
82500	Travel & Airfare	(19,391.62)	(2,189.99)	(21,581.61)
82900	Lodging & Hotels	(15,793.55)	(3,398.17)	(19,191.72)
83000	Meals & Entertainment	(23,664.77)	(5,194.54)	(28,859.31)
83500	Union Benefits	.00	.00	.00
84000	Employee Benefits	.00	.00	.00
86000	Messenger Expense	.00	.00	.00
87000	Relocation Expense	.00	.00	.00
87500	Real Estate Commissions	.00	.00	.00
88000	Storage Expense	(3,459.14)	(1,162.88)	(4,622.02)
88100	Refuse Removal	.00	.00	.00
89000	Office Expense — Sundry	(11,330.91)	(1,055.00)	(12,385.91)
89500	Other Network Costs	.00	.00	.00
90000	Extraordinary Item — Ea	.00	.00	.00
90001	Impairment of PP&E	.00	.00	.00
99999	Suspense	.00	.00	.00

	Total	$(229,108.38)	$4,006.74	$(225,101.64)

	GRAND TOTAL	$.00	$.00	$.00

Section 6.19 Acknowledgment
Section 6.19(a)
With respect of the Halsey Street Lease, the Company shall notify the Landlord, pursuant to Section 6(1) of the Lease, of Parent’s acquisition of all of the capital stock of the Company by way of the merger of Purchaser with and into the Company.
Section 6.19(b)
In the event that the Landlord disputes that the notice set forth on Section 6.19(a) of the Company Disclosure Letter fulfills the Company’s obligations under the Lease with respect to Parent’s acquisition of a majority of the capital stock of the Company by way of the merger of Purchaser with and into the Company, each of the Company, Parent and Purchaser shall cooperate to resolve such dispute with the Landlord.
As used herein, the “Halsey Street Lease”, or the “Lease”, shall mean the Lease Agreement, dated as of August 29, 1998, by and between Market Halsey Urban Renewal, LLC, as Landlord (“Landlord”) and gateway.realty.newjersey.llc (“Gateway”), as amended by the following agreements: (i) that certain Lease Modification Agreement, dated October 25, 1999, between Landlord and Gateway; (ii) that certain letter agreement, dated July 1, 2000, between Landlord and Gateway; (iii) that certain Third Lease Modification Agreement, dated February 22, 2001, between Landlord and Gateway, (iv) that certain letter agreement, dated January 13, 2003 (as amended by an Addendum dated January 21, 2003), between Landlord and Gateway, (v) that certain Assignment Agreement, dated as of January 30, 2004, between the Company, Local Fiber, LLC, and Gateway; (vi) that certain Fourth Lease Modification Agreement, dated May 25, 2007, between Landlord and the Company; and (vii) that certain Fifth Lease Modification Agreement, dated as of May 27, 2009, by and between Landlord and the Company. Capitalized terms used in this Section 6.19(a) and Section 6.19(b) to the Company Disclosure Letter which are defined in the Halsey Street Lease shall have meanings set forth in such Lease.
END OF COMPANY DISCLOSURE LETTER

Introduction
     Reference is made to the Agreement and Plan of Merger (hereinafter referred to as this “Agreement”) as entered into as of May 28, 2009, by and among Zayo Group, LLC (“Parent”), a Delaware limited liability company, Zayo Merger Sub, Inc. (“Purchaser”), a Delaware corporation and direct wholly-owned subsidiary of Parent, and FiberNet Telecom Group, Inc., a Delaware corporation (the “Company”).
     To the extent that any representation or warranty contained in the Agreement is limited or qualified by the materiality of the matters to which the representations or warranty is given, the inclusion of any matter in this Acquiror Disclosure Letter does not constitute a determination that such matters are material. Nothing in this Acquiror Disclosure Letter constitutes an admission of any liability or obligation of Parent to any third party, nor an admission against Parent’s interests.
     The representations and warranties of Parent set forth in Article V of the Agreement shall be modified by the exceptions, limitations, clarifications, and other matters set forth in this Acquiror Disclosure Letter. Such representations and warranties, in each case so modified, are a complete list of all representations and warranties made by Parent in connection with the Agreement. Further, items disclosed in any section or subsection of this Acquiror Disclosure Letter are deemed to be disclosed in all other sections and subsections of this Acquiror Disclosure Letter and shall qualify the representation and warranty to which such disclosures specifically relate as well as all other representations and warranties in the Agreement to the extent the context of such disclosures make it reasonably apparent, if read in the context of such other representations and warranties, that such disclosures are applicable to such other representation and warranties.

Section 1.1 Definition of “Knowledge”
1.	Daniel P. Caruso

2.	Ken desGarennes

3.	Scott E. Beer

Section 2.6 Directors and Officers of Surviving Corporation
Officers of Surviving Corporation:
1.	John L. Scarano, President and Assistant Secretary

2.	Scott E. Beer, Vice President, General Counsel and Secretary

3.	Ken desGarennes, Vice President and Chief Financial Officer

Section 5.4 Governmental Authorizations
1.	Federal Communications Commission — approval for transfer of control of Local Fiber, as a licensee, to Zayo.

2.	California Public Utilities Commission — approval for the transfer of control of Local Fiber as a holder of a CPCN to Zayo.

3.	New Jersey Board of Public Utilities — approval for the transfer of control of Local Fiber as a holder of a CPCN to Zayo.

4.	New York Public Service Commission — approval for the transfer of control of Local Fiber as a holder of a CPCN to Zayo.

Section 5.6 Financing
Section 5.6(b)
     See attached.

CII Schedule D to Operating Agreement

CII Schedule D to Operating Agreement